UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2025

City Office REIT, Inc.

(Exact name of Registrant as Specified in Its Charter)

Maryland	001-36409	98-1141883
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

666 Burrard Street Suite 3210
Vancouver, British Columbia	V6C 2X8
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (604) 806-3366

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $0.01 par value	CIO	New York Stock Exchange
6.625% Series A Cumulative Redeemable Preferred Stock, $0.01 par value per share	CIO.PrA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

In conjunction with the First Phoenix Closing (as defined below), City Office REIT Operating Partnership, L.P. (the “Operating Partnership”), the operating partnership of City Office REIT, Inc. (the “Company”), entered into a third amendment (the “Third Amendment”) to the Company’s Amended and Restated Credit Agreement, dated as of November 16, 2021, by and among the Operating Partnership, as borrower, the Company and certain of its subsidiaries, as guarantors, KeyBank National Association (“KeyBank”), as lender, agent and swing loan lender, the other lending institutions party thereto, as lenders, and Keybanc Capital Markets, as sole lead arranger and sole book manager (as amended, the “Amended and Restated Credit Agreement”). The Third Amendment, originally dated as of July 21, 2025, became effective on August 15, 2025.

The Third Amendment amends the Amended and Restated Credit Agreement to, among other things, (i) reduce the available commitment for the revolving credit facility thereunder (the “Revolving Credit Facility”) to $150 million, (ii) provide for the pledge of certain of the Company’s assets as security for borrowings under the Amended and Restated Credit Agreement, and (iii) remove references to the Company’s three-year term loan, which was repaid in full with proceeds from the First Phoenix Closing.

The Amended and Restated Credit Agreement contains customary representations and warranties, financial covenants, negative covenants, affirmative covenants and events of default. The Revolving Credit Facility requires quarterly payments of interest only, but requires mandatory prepayments under certain circumstances as set forth in the Amended and Restated Credit Agreement. All obligations under the Amended and Restated Credit Agreement are unconditionally guaranteed by the Company.

The foregoing descriptions of the Third Amendment and the Amended and Restated Credit Agreement are not complete and are subject to and qualified in their entirety by reference to the full text of the Third Amendment, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On August 15, 2025, the Company closed on the sale of six of the Company’s previously-announced dispositions of its seven office properties located in Phoenix, Arizona (the “First Phoenix Closing”) to an unaffiliated buyer for an aggregate purchase price of $266 million. These six properties included the properties known as Block 23, 5090 N 40th St, SanTan, Papago Tech, The Quad and Camelback Square. The Company’s Pima Center property continues to be under contract at a $30 million gross sales price. The sale of the Pima Center property is expected to close at a later date, subject to the Company obtaining certain approvals related to the property’s ground lease. The pro forma financial information required by Item 9.01 (b) of Form 8-K is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 8.01	Other Events.

On August 15, 2025, the Company issued a press release announcing, among other things, the First Phoenix Closing. A copy of such press release is attached as Exhibit 99.2 hereto and is incorporated by reference herein.

Additional Information and Where to Find It

This filing may be deemed solicitation material in respect of the proposed acquisition (the “Merger”) of the Company by MCME Carell Holdings, LP, a Delaware limited partnership, and MCME Carell Merger Sub, LLC, a Maryland limited liability company, pursuant to a merger agreement filed by the Company on Form 8-K on July 24, 2025 (the “Merger Agreement”). A full description of the terms of the Merger and the Merger Agreement will be provided in the proxy statement that the Company intends to file with the Securities and Exchange Commission (“SEC”) to be used at its special meeting of shareholders to approve the Merger. SHAREHOLDERS ARE ADVISED TO READ, WHEN AVAILABLE, THE COMPANY’S PRELIMINARY PROXY STATEMENT AND DEFINITIVE PROXY STATEMENT IN CONNECTION WITH THE SOLICITATION OF PROXIES FOR THE SPECIAL MEETING BECAUSE THESE STATEMENTS WILL CONTAIN IMPORTANT INFORMATION. The definitive proxy statement will be mailed to shareholders as of a record date to be established for voting on the proposed merger. Shareholders will also be able to obtain a copy of the proxy statement, without charge, by directing a request to: City Office REIT, Inc., Investor Relations, 666 Burrard Street, Suite 3210, Vancouver, BC V6C 2X8 CA, or at its website, www.cioreit.com. The preliminary proxy statement and definitive proxy statement, once available, can also be obtained, without charge, at the SEC’s internet site (http://www.sec.gov).

Participants in Solicitation

The directors, executive officers and certain other members of management and employees of the Company may be deemed “participants” in the solicitation of proxies from shareholders of the Company in favor of the proposed Merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the shareholders of the Company in connection with the proposed Merger will be set forth in the proxy statement and the other relevant documents to be filed with the SEC. You can find information about the Company’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “Form 10-K”) as filed with the SEC on February 20, 2025.

Forward-Looking Statements

This Current Report on Form 8-K (“Current Report”) contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Certain statements contained in this Current Report, including those that express a belief, expectation or intention, as well as those that are not statements of historical fact, are forward-looking statements within the meaning of the federal securities laws and as such are based upon the Company’s current beliefs as to the outcome and timing of future events. Forward-looking statements are generally identifiable by use of forward-looking terminology such as “approximately,” “anticipate,” “assume,” “believe,” “budget,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “future,” “hypothetical,” “intend,” “may,” “outlook,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will” or other similar words or expressions. There can be no assurance that actual results of forward-looking statements, including but not limited to the consummation of the proposed Merger or the pending closing of the Pima Center disposition, or those pertaining to expectations regarding the Company’s financial performance, expectations as to the likelihood and timing of closing of acquisitions, dispositions, or other transactions, the expected operating performance of the Company’s current properties, and changes in local, regional, national and international economic conditions, including as a result of the systemic and structural changes in the demand for commercial office space. Forward-looking statements presented in this press release are based on management’s beliefs and assumptions made by, and information currently available to, management.

The forward-looking statements contained in this Current Report are based on historical performance and management’s current plans, estimates and expectations in light of information currently available to the Company and are subject to uncertainty and changes in circumstances. There can be no assurance that future developments affecting the Company will be those that it has anticipated. Many factors, including the following, could cause actual results to differ materially from the forward-looking statements set forth in this Current Report: the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement or the pending Pima Center disposition; the outcome of any legal proceedings that may be instituted against the Company and others following announcement of the Merger Agreement; the inability to complete the proposed Merger due to the failure to satisfy the conditions to the Merger, including obtaining the approval of the Company’s shareholders and other closing conditions more fully described in the Merger Agreement; risks that the proposed Merger disrupts current plans and operations of the Company; potential difficulties in employee retention as a result of the proposed Merger; legislative, regulatory and economic developments; risks related to disruption of management’s attention from the Company’s ongoing business operations due to the proposed Merger; the effect of the announcement of the proposed Merger and the pending Pima Center disposition on the Company’s relationships with tenants, operating results and business generally, changes in global, regional or local political, economic, business, competitive, market, regulatory and other factors described in the Company’s news releases and filings with the SEC, including but not limited to those described in the Form 10-K under the heading “Risk Factors” and in the Company’s subsequent reports filed with the SEC, many of which are beyond the Company’s control. Should one or more of these risks or uncertainties materialize, or should any of the Company’s assumptions prove to be incorrect, the Company’s actual results may vary in material respects from what it may have expressed or implied by these forward-looking statements. The Company cautions that you should not place undue reliance on any of its forward-looking statements. Any forward-looking statement made by the Company in this Current Report speaks only as of the date of this Current Report. Factors or events that could cause the Company’s actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company does not guarantee that the assumptions underlying such forward-looking statements contained in this press release are free from errors. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by applicable securities laws.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

10.1

Third Amendment, dated as of July 21, 2025 and effective as of August 15, 2025, to Amended and Restated Credit Agreement, by and among City Office REIT Operating Partnership, L.P., as borrower, City Office REIT, Inc. and certain of its subsidiaries, as guarantors, KeyBank National Association, as lender, agent and swing loan lender, the other lending institutions parties named therein, as lenders, and Keybanc Capital Markets, as sole lead arranger and sole book manager

99.1

Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2025

Unaudited Pro Forma Consolidated Statement of Operations for the Six Months Ended June 30, 2025

Unaudited Pro Forma Consolidated Statement of Comprehensive Income for the Six Months Ended June 30, 2025

Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2024

Unaudited Pro Forma Consolidated Statement of Comprehensive Income for the Year Ended December 31, 2024

Notes to Unaudited Pro Forma Consolidated Financial Statements

99.2	Press Release, dated August 15, 2025, issued by City Office REIT, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITY OFFICE REIT, INC.

Date: August 15, 2025	By:	/s/ Anthony Maretic
Name: Anthony Maretic Title: Chief Financial Officer, Secretary and Treasurer

Exhibit 10.1

THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

•  THIS THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), made as of July 21, 2025, is between and among CITY OFFICE REIT OPERATING PARTNERSHIP, L.P., a Maryland limited partnership (“Borrower”), CITY OFFICE REIT, INC., a Maryland corporation (“REIT Guarantor”), the Subsidiary Guarantors (collectively, the “Subsidiary Guarantors”), KEYBANK NATIONAL ASSOCIATION (“KeyBank”), as Administrative Agent (“Agent”) and Swing Loan Lender, and a Lender under the Credit Agreement (defined below), and certain other Lenders.

R E C I T A L S

•  WHEREAS, Borrower, REIT Guarantor, the Subsidiary Guarantors, the Agent, KEYBANC CAPITAL MARKETS as Sole Lead Arranger and Sole Book Manager, and the Lenders have entered into that certain Amended and Restated Credit Agreement dated as of November 16, 2021, as amended on August 10, 2022 pursuant to that certain First Amendment to Amended and Restated Credit Agreement, and on January 5, 2023 pursuant to that certain Second Amendment to Amended and Restated Credit Agreement (as so amended and as may be further amended, restated, supplemented, or otherwise modified, the “Credit Agreement”; capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Credit Agreement attached hereto as Annex A);

•  WHEREAS, the Credit Parties, the Agent, and the Lenders have agreed to amend the Credit Agreement as provided herein;

•  NOW, THEREFORE, in consideration of the recitals herein and mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

§1.  Amendments to Credit Agreement. Subject to satisfaction of the conditions set forth in Section 3, the Credit Agreement shall be modified as follows:

(a)   the Credit Agreement (but not the Exhibits and Schedules attached thereto) is hereby amended (i) to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~), (ii) to insert the double underlined text (indicated textually in the same manner as the following example: double-underlined text), and (iii) to move text marked in green (whether double underline or ~~strikethrough~~), in each case, as set forth in the Credit Agreement attached hereto as Annex A.

(b)   Exhibit C to the Credit Agreement is hereby amended and restated in its entirety as set forth on Exhibit C attached hereto as Annex B.

(c)   Exhibit F to the Credit Agreement is hereby amended and restated in its entirety effective on the closing date of the second phase of the Phoenix Transaction as set forth on Exhibit F attached hereto as Annex C.

(d)   Exhibit G to the Credit Agreement is hereby amended and restated in its entirety as set forth on Exhibit G attached hereto as Annex D.

(e)   Schedule 1.1 to the Credit Agreement is hereby amended and restated in its entirety as set forth on Schedule 1.1 attached hereto as Annex E.

(f)   A new Schedule ACA is hereby attached to the Credit Agreement as set forth on Schedule ACA attached hereto as Annex F.

(g)   A new Schedule ALA is hereby attached to the Credit Agreement as set forth on Schedule ACA attached hereto as Annex G.

§2.  Representations and Warranties. The Credit Parties hereby represent and warrant to the Agent and the Lenders that, as of the date hereof:

(a)   All representations and warranties made by the Credit Parties under the Loan Documents or otherwise made by or on behalf of the Borrower in connection therewith or after the date thereof shall have been true and correct in all material respects when made and are true and correct in all material respects on and as of the date hereof, unless such representations are limited by their terms to a specific date in which case they shall be required to be true and correct only as of such specified date, and for purposes hereof, the representations and warranties contained in §6.4 and §6.5 of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to clauses (a) and (b), respectively, of §7.4 of the Credit Agreement, in each case, other than for changes in the ordinary course of business permitted by the Credit Agreement.

(b)   There exists no Default or Event of Default under any of the Loan Documents.

(c)   This Amendment has been duly authorized, executed and delivered by each Credit Party so as to constitute the legal, valid and binding obligations of each such Credit Party, enforceable in accordance with its terms, except as the same may be limited by insolvency, bankruptcy, reorganization or other laws relating to or affecting the enforcement of creditors’ rights or by general equitable principles.

§3.  Conditions Precedent to Effectiveness. This Amendment shall not be effective until each of the following conditions precedent has been satisfied to the satisfaction of, or waived in accordance with §27 of the Credit Agreement by, the Agent and Required Lenders (with the date, if any on which such conditions have been satisfied or waived being referred to herein as, the “Effective Date”):

(a)   The Agent shall have received:

(i)   a fully executed copy of this Amendment duly executed and delivered by each Credit Party, the Agent, and the Lenders;

(ii)   a fully executed copy of each of the pledges described in the Credit Agreement attached hereto as Annex A (x) by Borrower of Equity Interests in the various Subsidiaries of Borrower that own Pool Properties (which Equity Interests shall not be certificated), (y) by Borrower of net proceeds of all asset sales and refinancings of any Real Estate owned by Subsidiaries of Borrower which are not a Subsidiary Guarantors; and (z) by Borrower of the Reserve Collateral Account; provided, however, with request to the pledge of Equity Interests, such pledge shall include a requirement that Agent provide at least thirty (30) days advance written notice to Borrower prior to exercising any rights to the Equity Interests pledged thereunder and, provided further, that no such pledge shall be required if it will violate the terms of any secured Indebtedness on any non-Pool Property;

(iii)  evidence satisfactory to it that all action on the part of the Credit Parties necessary for the valid execution, delivery and performance by the Credit Parties of this Amendment and the other Loan Documents being delivered herewith shall have been duly and effectively taken;

(iv)   a favorable legal opinion of counsel to the Credit Parties, reasonably acceptable to the Agent with respect to the Security Documents; and

(v)   fully executed copies of each other document to be delivered to the Agent set forth on that certain closing agenda last revised July 21, 2025, a copy of which is attached hereto as Annex H, each in form and substance reasonably satisfactory to the Agent.

(b)   The closing of the first phase of the Phoenix Transaction shall have occurred, and Borrower shall have made a prepayment of the Loans in an amount equal to the net proceeds of such sale (calculated based upon the gross proceeds less customary and reasonable closing costs, less the repayment of any property level debt and any amount that is being utilized for a 1031 tax exchange or other tax distributions in connection with such sale, based on details provided by Borrower to Agent and approved by Agent in its discretion), such amount not to be less than $80,000,000.00;

(c)   In connection with this Amendment, Agent shall have received all fees and amounts due and payable hereunder on or prior to the date of this Amendment, including pursuant to that certain Fee Letter dated as of the date hereof and such other fees and amounts as agreed upon by Borrower and the Lenders, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder;

(d)   No Default or Event of Default shall have occurred and be continuing; and

(e)   After giving effect to this Amendment, all representations and warranties made by the Credit Parties under the Loan Documents or otherwise made by or on behalf of the Borrower in connection therewith or after the date thereof shall have been true and correct in all material respects when made and are true and correct in all material respects on and as of the date hereof (unless such representations are limited by their terms to a specific date in which case they shall be required to be true and correct only as of such specified date) other than for changes in the ordinary course of business permitted by the Credit Agreement.

For the avoidance of doubt, the holding of this Amendment in escrow shall in no way amend or modify the existing Credit Agreement and other Loan Documents, all of which remain in full force and effect, until such time as the documents become effective pursuant to this Section 3 and escrow is broken, which must occur no later than November 16, 2025. The failure of the first phase of the Phoenix Transaction to close shall not on its own constitute a Default under the Credit Agreement.

§4.  Except as specifically provided for herein, wherever located, all references in the Credit Agreement or the other Loan Documents to the term “Credit Agreement” shall mean the Credit Agreement as amended by this Amendment.

§5.  Borrower acknowledges, confirms and agrees that Borrower does not have any offsets, defenses, claims or counterclaims against Agent or any Lender with respect to any of the Borrower’s liabilities and obligations to Agent and the Lenders pursuant to any Loan Documents and to the extent the Borrower has or has ever had any such offsets, defenses or counterclaims, the Borrower hereby specifically WAIVES and RELEASES any and all rights to such offsets, defenses, claims or counterclaims.

§6.  Except as specifically amended hereby on the Effective Date, the Credit Agreement and the other Loan Documents shall remain in full force and effect and the Borrower hereby represents and warrants that all warranties, representations and covenants contained therein, or otherwise made by or on behalf of Borrower to Agent in writing in connection therewith or after the date thereof, are true and correct in all material respects as of the date hereof (unless such representations and warranties are limited by their terms to a specific date), other than for changes in the ordinary course of business permitted by the Credit Agreement.

§7.  This Amendment, which may be executed in multiple counterparts, constitutes the entire agreement of the parties regarding the matters contained herein and shall not be modified by any prior oral or written discussions. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging transmission (e.g. PDF by email) shall be effective as delivery of a manually executed counterpart of this Amendment. Borrower hereby acknowledges and agrees that all of the terms and conditions of the Credit Agreement shall remain in full force and effect except as expressly provided in this Amendment. Except where the context clearly requires otherwise, all references to the Credit Agreement in any other Loan Document shall be to the Credit Agreement as amended by this Amendment.

§8.  Any determination that any provision of this Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Amendment.

§9.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

[END OF TEXT; SIGNATURES ON THE FOLLOWING PAGES]

•  IN WITNESS WHEREOF, each of the undersigned has caused this Amendment to be executed by its duly authorized representatives as of the date first set forth above.

BORROWER:

CITY OFFICE REIT OPERATING PARTNERSHIP, L.P., a Maryland limited partnership, by its general partner, City Office REIT, Inc., a Maryland corporation

By:	/s/ James Farrar
Name:	James Farrar
Title:	Chief Executive Officer

REIT GUARANTOR:

CITY OFFICE REIT, INC., a Maryland corporation

By:	/s/ James Farrar
Name:	James Farrar
Title:	Chief Executive Officer

SUBSIDIARY GUARANTORS:

CIO PARK TOWER, LIMITED PARTNERSHIP, a Delaware limited partnership, by its general partner, CIO Park Tower GP, LLC, a Delaware limited liability company

By:	/s/ James Farrar
Name:	James Farrar
Title:	President

CIO PAPAGO TECH HOLDINGS, LLC, a Delaware limited liability company

By:	/s/ James Farrar
Name:	James Farrar
Title:	President

CIO PIMA, LIMITED PARTNERSHIP, a Delaware limited partnership, by its general partner, CIO Pima GP, LLC, a Delaware limited liability company

By:	/s/ James Farrar
Name:	James Farrar
Title:	President

CIO CAMELBACK, LIMITED PARTNERSHIP, a Delaware limited partnership, by its general partner, CIO Camelback GP, LLC, a Delaware limited liability company

By:	/s/ James Farrar
Name:	James Farrar
Title:	President

CIO 7601 DTC, LIMITED PARTNERSHIP, a Delaware limited partnership, by its general partner, CIO 7601 DTC GP, LLC, a Delaware limited liability company

By:	/s/ James Farrar
Name:	James Farrar
Title:	President

CIO CROSSROADS LIMITED PARTNERSHIP, a Delaware limited partnership, by its general partner, CIO Crossroads GP, LLC, a Delaware limited liability company

By:	/s/ James Farrar
Name:	James Farrar
Title:	President

CIO BLOCK 23, LLC, a Delaware limited liability company, by its manager, City Office REIT Operating Partnership, L.P., a Maryland limited partnership

By: City Office REIT, Inc., a Maryland corporation, its sole general partner

By:	/s/ James Farrar

Name:	James Farrar
Title:	Chief Executive Officer

CIO TERRACES, LLC, a Delaware limited liability company, by its manager, City Office REIT Operating Partnership, L.P., a Maryland limited partnership

By: City Office REIT, Inc., a Maryland corporation, its sole general partner

By:	/s/ James Farrar

Name:	James Farrar
Title:	Chief Executive Officer

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

AGENT AND LENDER:

•
KEYBANK NATIONAL ASSOCIATION

•
By:	/s/ Christopher T. Neil

Name:	Christopher T. Neil
Title:	Senior Banker

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

LENDER:

•
RAYMOND JAMES BANK

•
By:	/s/ Alexander Sierra

Name:	Alexander Sierra

Title:	Senior Vice President

LENDER:

•
ROYAL BANK OF CANADA

•
By:	/s/ Edward McKenna

Name:	Edward McKenna

Title:	Authorized Signatory

LENDER:

•
BMO BANK N.A.

•
By:	/s/ Maria Canzoneri Rardin

Name:	Maria Canzoneri Rardin

Title:	Vice President

ANNEX A

CONFORMED CREDIT AGREEMENT

[See attached.]

CONFORMED COPY REFLECTING MODIFICATIONS MADE PURSUANT TO THAT CERTAIN ~~SECOND~~THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF ~~JANUARY 5, 2023~~JULY 21, 2025 TO WHICH THIS CONFORMED COPY IS ATTACHED AS ANNEX A.

AMENDED AND RESTATED CREDIT AGREEMENT

dated as of November 16, 2021

by and among

CITY OFFICE REIT OPERATING PARTNERSHIP, L.P.

as Borrower,

CITY OFFICE REIT, INC. AND CERTAIN OF ITS SUBSIDIARIES,

as Guarantors

KEYBANK NATIONAL ASSOCIATION,

THE OTHER LENDERS WHICH ARE PARTIES TO THIS AGREEMENT,

and

OTHER LENDERS THAT MAY BECOME PARTIES TO THIS AGREEMENT,

as Lenders

KEYBANK NATIONAL ASSOCIATION,

as Agent and Swing Loan Lender,

and

KEYBANC CAPITAL MARKETS,

as Sole Lead Arranger and Sole Book Manager

TABLE OF CONTENTS

§1.	DEFINITIONS AND RULES OF INTERPRETATION		1

	§1.1	Definitions	1
	§1.2	Rules of Interpretation	~~34~~37
	§1.3	Amendment and Restatement of the Original Credit Agreement	~~35~~38
	§1.4	Rates	~~35~~38

§2.	THE CREDIT FACILITY		~~36~~39

	§2.1	Revolving Credit Loans	~~36~~39
	§2.2	RESERVED	~~37~~40
	§2.3	Notes	~~37~~40
	§2.4	Fees	~~37~~40
	§2.5	Reduction and Termination of the Revolving Credit Commitments	~~37~~40
	§2.6	Swing Loan Commitment	~~38~~41
	§2.7	Interest on Loans	~~40~~43
	§2.8	Requests for Revolving Credit Loans	~~41~~44
	§2.9	Funds for Loans	~~41~~44
	§2.10	Use of Proceeds	~~42~~45

i

	§2.11	Letters of Credit	~~42~~45
	§2.12	~~Increase in Total Commitment~~[Intentionally Omitted]	~~46~~49
	§2.13	Extension of Revolving Credit Maturity Date	~~48~~51
	§2.14	Pro Rata Treatment	~~49~~52

§3.	REPAYMENT OF THE LOANS		~~49~~52

	§3.1	Stated Maturity	~~49~~52
	§3.2	Mandatory Prepayments	~~50~~52
	§3.3	Optional Prepayments	~~50~~53
	§3.4	Partial Prepayments	~~50~~53
	§3.5	Effect of Prepayments	54

§4.	CERTAIN GENERAL PROVISIONS		54

	§4.1	Conversion and Continuation Options	54
	§4.2	Fees	~~51~~55
	§4.3	[Intentionally Omitted.]	55
	§4.4	Funds for Payments	55
	§4.5	Computations	~~56~~59

	§4.6	Suspension of SOFR Loans	~~56~~59
	§4.7	Illegality	60
	§4.8	Additional Interest	~~57~~60
	§4.9	Additional Costs, Etc.	~~57~~60
	§4.10	Capital Adequacy	~~58~~61
	§4.11	Breakage Costs	~~58~~61
	§4.12	Default Interest; Late Charge	~~58~~61
	§4.13	Certificate	62
	§4.14	Limitation on Interest	~~59~~62
	§4.15	Certain Provisions Relating to Increased Costs and Non-Funding Lenders	~~59~~62
	§4.16	Permanent Inability to Determine Rate; Benchmark Replacement	~~60~~63

§5.	~~POOL PROPERTIES AND GUARANTIES~~COLLATERAL SECURITY		~~61~~64

	§5.1	Collateral	64
	§~~5.1~~5.2	Addition of Pool Properties	~~61~~64
	§~~5.2~~5.3	Release of Pool Property	~~62~~65
	§~~5.3~~5.4	Additional Subsidiary Guarantors	~~63~~66

	§~~5.4~~5.5	Release of Certain Subsidiary Guarantors	~~63~~66
	§5.6	Release of Collateral	67

§6.	REPRESENTATIONS AND WARRANTIES		~~64~~67

	§6.1	Corporate Authority, Etc.	~~64~~67
	§6.2	Governmental Approvals	~~65~~68
	§6.3	Title to Pool Properties	~~65~~68
	§6.4	Financial Statements	~~65~~68
	§6.5	No Material Changes	69
	§6.6	Franchises, Patents, Copyrights, Etc.	69
	§6.7	Litigation	69
	§6.8	No Material Adverse Contracts, Etc.	~~66~~69
	§6.9	Compliance with Other Instruments, Laws, Etc.	~~66~~69
	§6.10	Tax Status	~~66~~69
	§6.11	No Event of Default	70
	§6.12	Investment Company Act; EEA Financial Institution	70
	§6.13	Absence of UCC Financing Statements, Etc.	70

§6.14	~~[Intentionally Omitted]~~Setoff, Etc.	~~67~~70
§6.15	Certain Transactions	~~67~~70
§6.16	Employee Benefit Plans	71
§6.17	Disclosure	71
§6.18	Trade Name; Place of Business	71
§6.19	Regulations T, U and X	~~68~~71
§6.20	Environmental Compliance	72
§6.21	Subsidiaries; Organizational Structure	73
§6.22	Leases	73
§6.23	Property	73
§6.24	Ground Lease	~~71~~74
§6.25	Brokers	75
§6.26	Other Debt	75
§6.27	Solvency	~~72~~75
§6.28	No Bankruptcy Filing	~~72~~75
§6.29	No Fraudulent Intent	76
§6.30	Transaction in Best Interests of Borrower; Consideration	76

v

	§6.31	OFAC	76
	§6.32	REIT Status	~~73~~76

§7.	AFFIRMATIVE COVENANTS		~~73~~76

	§7.1	Punctual Payment	76
	§7.2	Maintenance of Office	77
	§7.3	Records and Accounts	77
	§7.4	Financial Statements, Certificates and Information	77
	§7.5	Notices	~~76~~79
	§7.6	Existence; Maintenance of Properties	81
	§7.7	Insurance; Condemnation	81
	§7.8	Taxes; Liens	~~78~~81
	§7.9	Inspection of Pool Properties and Books	82
	§7.10	Compliance with Laws, Contracts, Licenses, and Permits	82
	§7.11	Further Assurances	~~79~~82
	§7.12	RESERVED	82
	§7.13	RESERVED	82
	§7.14	Business Operations	83

	§7.15	Registered Servicemark	83
	§7.16	Ownership of Real Estate	83
	§7.17	Distributions of Income to Borrower	83
	§7.18	Plan Assets	83
	§7.19	REIT Guarantor Covenants	83
	§7.20	Pool Properties	83
	§7.21	REIT Guarantor Status	84

§8.	NEGATIVE COVENANTS		84

	§8.1	Restrictions on Indebtedness	84
	§8.2	Restrictions on Liens, Etc.	~~82~~85
	§8.3	Restrictions on Investments	~~83~~86
	§8.4	Merger, Consolidation	88
	§8.5	Sanctions; Anti Corruption Laws	88
	§8.6	Compliance with Environmental Laws	89
	§8.7	Distributions	90
	§8.8	Asset Sales	90

	§8.9	Pool Properties	~~87~~90
	§8.10	Restriction on Prepayment of Indebtedness	~~88~~91
	§8.11	Derivatives Contracts	91
	§8.12	Transactions with Affiliates	92
	§8.13	Management Fees	92
	§8.14	Changes to Organizational Documents	92

§9.	FINANCIAL COVENANTS		92

	§9.1	Maximum Leverage Ratio	92
	§9.2	Minimum Liquidity	~~89~~92
	§9.3	Minimum Fixed Charge Coverage Ratio	92
	§9.4	Minimum Tangible Net Worth	92
	§9.5	~~Maximum Secured Debt Ratio~~Intentionally Omitted	93
	§9.6	Maximum Secured Recourse Debt Ratio	93
	§9.7	Intentionally Omitted	93
	§9.8	Payout Ratio	93

	§9.9	Pool Covenants	93

§10.	CLOSING CONDITIONS		94

	§10.1	Loan Documents	94
	§10.2	Certified Copies of Organizational Documents	94
	§10.3	Resolutions	94
	§10.4	Incumbency Certificate; Authorized Signers	94
	§10.5	Opinion of Counsel	~~91~~95
	§10.6	Payment of Fees	~~91~~95
	§10.7	Insurance	~~91~~95
	§10.8	Performance; No Default	~~91~~95
	§10.9	Representations and Warranties	~~91~~95
	§10.10	Proceedings and Documents	95
	§10.11	Eligible Real Estate Qualification Documents	95
	§10.12	Compliance Certificate	95
	§10.13	Consents	95
	~~§10.14~~	~~Repayment of Existing Indebtedness~~	~~95~~

§~~10.15~~10.14	Patriot Act; Anti-Money Laundering Laws	~~92~~95
§~~10.16~~10.15	Beneficial Ownership	~~92~~96
§~~10.17~~10.16	Other	~~92~~96

§11.	CONDITIONS TO ALL BORROWINGS		~~92~~96

	§11.1	Prior Conditions Satisfied	~~92~~96
	§11.2	Representations True; No Default	~~92~~96
	~~§11.3~~	~~Borrowing Documents~~	~~96~~

§12.	EVENTS OF DEFAULT; ACCELERATION; ETC.		96

	§12.1	Events of Default and Acceleration	96
	§12.2	Certain Cure Periods	~~95~~99
	§12.3	Termination of Commitments	~~95~~99
	§12.4	Remedies	~~95~~99
	§12.5	Distribution of Collateral Proceeds	~~96~~100
	§12.6	Remedies in Respect of Hedge Obligations	~~97~~101
	§12.7	Cash Collateral Account	~~97~~101

§13.	SETOFF		~~98~~102

§14.	THE AGENT		102

	§14.1	Authorization	~~99~~102
	§14.2	Employees and Agents	~~99~~103

x

	§14.3	No Liability	~~99~~103
	§14.4	No Representations	103
	§14.5	Payments	~~100~~104
	§14.6	Holders of Notes	104
	§14.7	Indemnity	104
	§14.8	Agent as Lender	~~101~~104
	§14.9	Resignation	~~101~~105
	§14.10	Duties in the Case of Enforcement	105
	§14.11	Bankruptcy	~~102~~106
	§14.12	Request for Agent Action	~~102~~106
	§14.13	Reliance by Agent	106
	§14.14	Approvals	~~103~~106
	§14.15	Borrower Not Beneficiary	~~103~~107
	§14.16	Defaulting Lenders	~~103~~107
	§14.17	Reliance on Hedge Provider	~~106~~109
	§14.18	Erroneous Payments	~~106~~110
	§14.19	Certain ERISA Matters	112

§15.	EXPENSES		113

§16.	INDEMNIFICATION		~~110~~114

§17.	SURVIVAL OF COVENANTS, ETC.		~~111~~114

§18.	ASSIGNMENT AND PARTICIPATION		~~111~~115

	§18.1	Conditions to Assignment by Lenders	~~111~~115
	§18.2	Register	~~112~~115
	§18.3	New Notes	~~112~~116
	§18.4	Participations	~~112~~116
	§18.5	Pledge by Lender	~~113~~117
	§18.6	No Assignment by Credit Parties	~~113~~117
	§18.7	Disclosure	~~113~~117
	§18.8	Titled Agents	~~114~~118
	§18.9	Amendments to Loan Documents	~~114~~118

§19.	NOTICES		~~114~~118

§20.	RELATIONSHIP		~~115~~119

§21.	GOVERNING LAW; CONSENT TO JURISDICTION AND SERVICE		~~115~~119

§22.	HEADINGS		~~116~~119

§23.	COUNTERPARTS		~~116~~119

§24.	ENTIRE AGREEMENT, ETC.		~~116~~119

§25.	WAIVER OF JURY TRIAL AND CERTAIN DAMAGE CLAIMS		~~116~~120

§26.	DEALINGS WITH THE BORROWER		120

§27.	CONSENTS, AMENDMENTS, WAIVERS, ETC.		~~117~~120

	§27.1	Amendments Generally	~~117~~121
	§27.2	Additional Lender Consents	~~117~~121
	§27.3	Amendment of Agent’s Duties, Etc.	~~118~~121
	§27.4	Defaulting Lender Votes	~~118~~122
	§27.5	Technical Amendments	~~118~~122

§28.	SEVERABILITY		~~118~~122

§29.	TIME OF THE ESSENCE		~~119~~122

§30.	NO UNWRITTEN AGREEMENTS		~~119~~122

§31.	REPLACEMENT NOTES		~~119~~122

§32.	NO THIRD PARTIES BENEFITED		~~119~~123

§33.	PATRIOT ACT		~~119~~123

§34.	ACKNOWLEDGEMENT AND CONSENT TO BAIL-IN OF AFFECTED FINANCIAL INSTITUTIONS		~~119~~123

§35.	JOINT AND SEVERAL LIABILITY		~~120~~124

§36.	ADDITIONAL AGREEMENTS CONCERNING OBLIGATIONS OF THE CREDIT PARTIES		~~120~~124

	§36.1	Attorney-in-Fact	~~120~~124
	§36.2	Accommodation	~~120~~124

	§36.3	Waiver of Automatic or Supplemental Stay	~~120~~124
	§36.4	Waiver of Defenses	~~121~~124
	§36.5	Waiver	~~123~~126
	§36.6	Subordination	~~123~~127
	§36.7	Waiver of Rights Under Anti-Deficiency Rules	~~123~~127
	§36.8	Further Waivers	~~124~~127

§37.	ACKNOWLEDGMENT OF BENEFITS; EFFECT OF AVOIDANCE PROVISIONS		~~124~~128

§38.	ACKNOWLEDGEMENT REGARDING ANY SUPPORTED QFCs		~~126~~129

EXHIBITS AND SCHEDULES

Exhibit A-1	FORM OF REVOLVING CREDIT NOTE

Exhibit A-2	~~FORM OF TERM LOAN NOTE~~RESERVED

Exhibit B	FORM OF SWING LOAN NOTE

Exhibit C	FORM OF JOINDER AGREEMENT

Exhibit D	FORM OF REQUEST FOR REVOLVING CREDIT LOAN

Exhibit E	FORM OF LETTER OF CREDIT REQUEST

Exhibit F	FORM OF BORROWING BASE AVAILABILITY CERTIFICATE

Exhibit G	FORM OF COMPLIANCE CERTIFICATE

Exhibit H	FORM OF ASSIGNMENT AND ACCEPTANCE AGREEMENT

Exhibit I	FORM OF LETTER OF CREDIT APPLICATION

Exhibit J-1 to J-4	FORMS OF TAX CERTIFICATE

Schedule 1.1	LENDERS AND COMMITMENTS

Schedule 1.4	COMPETITORS

Schedule 6.3	LIST OF ALL ENCUMBRANCES ON ASSETS

Schedule 6.5	NO MATERIAL CHANGES

Schedule 6.7	PENDING LITIGATION

Schedule 6.15	CERTAIN TRANSACTIONS

Schedule 6.20(d)	REQUIRED ENVIRONMENTAL ACTIONS

Schedule 6.21	SUBSIDIARIES

Schedule 6.22	EXCEPTIONS TO RENT ROLL

Schedule 6.23	PROPERTY

Schedule 6.26	MATERIAL LOAN AGREEMENTS

Schedule 8.8	ASSET SALES

Schedule 19	NOTICE ADDRESSES

Schedule ACA	ALLOCATED COMMITMENT AMOUNTS

Schedule ALA	CLOSING ALLOCATED LOAN AMOUNTS

Schedule PP	INITIAL POOL PROPERTIES

CONFORMED COPY REFLECTING MODIFICATIONS MADE PURSUANT TO THAT CERTAIN ~~SECOND~~THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF ~~JANUARY 5, 2023~~JULY 21, 2025 TO WHICH THIS CONFORMED COPY IS ATTACHED AS ANNEX A.

THIS AMENDED AND RESTATED CREDIT AGREEMENT AMENDS AND RESTATES THAT CERTAIN CREDIT AGREEMENT DATED MARCH 15, 2018 (AS THE SAME WAS AMENDED FROM TIME TO TIME, THE “ORIGINAL CREDIT AGREEMENT”) ENTERED INTO BY AND AMONG CITY OFFICE REIT OPERATING PARTNERSHIP, L.P., AS BORROWER, KEYBANK NATIONAL ASSOCIATION AS A LENDER AND AGENT, KEYBANK CAPITAL MARKETS, AS SOLE ~~LEAD ARRANGER~~LEAD ARRANGER AND SOLE BOOK MANAGER, AND THE VARIOUS LENDERS PARTY THERETO.

AMENDED AND RESTATED CREDIT AGREEMENT

THIS AMENDED AND RESTATED CREDIT AGREEMENT is made as of November 16, 2021, by and among CITY OFFICE REIT OPERATING PARTNERSHIP, L.P., a Maryland limited partnership (“Borrower”), CITY OFFICE REIT, INC. and certain of its Subsidiaries party hereto from time to time, as Guarantors, KEYBANK NATIONAL ASSOCIATION (“KeyBank”), the other lending institutions which are parties to this Agreement as “Lenders”, and the other lending institutions that may become parties hereto pursuant to §18, KEYBANK NATIONAL ASSOCIATION, as administrative agent for the Lenders (the “Agent”) and Swing Loan Lender, and KEYBANC CAPITAL MARKETS, as Sole Lead Arranger and Sole Book Manager.

R E C I T A L S

WHEREAS, Borrower, Agent, and Lenders entered into the Original Credit Agreement to provide a revolving ~~loan facility and term~~ loan facility to Borrower to provide funding for the acquisition of and working capital related to certain real properties, the refinancing of certain indebtedness and for general working capital purposes; and

WHEREAS, Borrower has requested that Lenders increase the commitments of the revolving loan facility, extend the revolving loan facility, and make certain other modifications to the Original Credit Agreement as set forth herein; and

WHEREAS, the Agent and the Lenders are willing to provide such revolving ~~loan facility and term~~ loan facility to Borrower on and subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the recitals herein and mutual covenants and agreements contained herein, the parties hereto hereby covenant and agree that the Original Credit Agreement is hereby amended and restated in its entirety as follows:

§10.	DEFINITIONS AND RULES OF INTERPRETATION.

§10.1 Definitions.  The following terms shall have the meanings set forth in this §1 or elsewhere in the provisions of this Agreement referred to below:

~~2024 Term Lender. A Lender having a 2024 Term Loan Commitment, or if such 2024 Loan Commitment has terminated, a Lender holding a 2024 Term Loan.~~

~~2024 Term Loan. A Term Loan made by a 2024 Term Lender to the Borrower pursuant to §2.1(b).~~

~~2024 Term Loan Commitment. For each 2024 Term Lender, the amount set forth for such Lender on Schedule 1.1 (as amended) as such Lender’s “2024 Term Loan Commitment”, or as set forth in the~~

~~applicable Assignment and Assumption Agreement, as the same may be increased or reduced as appropriate to reflect any assignments to or by such Lender pursuant to §18.~~

~~2024 Term Loan Maturity Date. September 27, 2024.~~

~~2024 Term Note. A Term Note payable to a 2024 Term Lender, or its registered assignees, in a principal amount equal to the amount of such 2024 Term Lender’s 2024 Term Loan at the time of the making or acquisition of such Loan.~~

~~2026 Term Lender. A Lender having a 2026 Term Loan Commitment, or if such 2026 Loan Commitment has terminated, a Lender holding a 2026 Term Loan.~~

~~2026 Term Loan. A Term Loan made by a 2026 Term Lender to the Borrower on the Second Amendment Effective Date pursuant to §2.12(b) and the Second Amendment.~~

~~2026 Term Loan Commitment. For each 2026 Term Lender, the amount set forth for such Lender on Schedule 1.1 (as amended) as such Lender’s “2026 Term Loan Commitment”, or as set forth in the applicable Assignment and Assumption Agreement, as the same may be increased or reduced as appropriate to reflect any assignments to or by such Lender pursuant to §18.~~

~~2026 Term Loan Maturity Date. January 5, 2026.~~

~~2026 Term Note. A Term Note payable to a 2026 Term Lender, or its registered assignees, in a principal amount equal to the amount of such 2026 Term Lender’s 2026 Term Loan at the time of the making or acquisition of such Loan.~~

~~Additional Commitment Request Notice. See 0~~

Additional Subsidiary Guarantor. Each additional Subsidiary of Borrower which becomes a Subsidiary Guarantor pursuant to §~~5.4~~5.4

Adjusted Daily Simple SOFR. With respect to a Daily Simple SOFR Loan, the greater of (1) the sum of (a) Daily Simple SOFR and (b) the applicable SOFR Index Adjustment and (2) the Floor.

Adjusted EBITDA. On any date of determination, (1) the EBITDA for the prior ~~fiscal~~calendar quarter most recently ended, multiplied by four (4), less (b) the Capital Reserve.

Adjusted Term SOFR. For any Available Tenor and Interest Period with respect to a SOFR Loan, the greater of (1) sum of (a) Term SOFR for such Interest Period and (b) the applicable SOFR Index Adjustment and (2) the Floor.

Affected Financial Institution. (a) any EEA Financial Institution or (b) any UK Financial Institution.

Affiliate. An Affiliate, as applied to any Person, shall mean any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For purposes of this definition, “control” (including, with correlative meanings, the terms “controlling”, “controlled by” and “under common control with”), as applied to any Person, means (a) the possession, directly or indirectly, of the power to vote more than fifty percent (50%) of the stock, shares, voting trust certificates, beneficial interest, partnership interests, member interests or other interests having voting power for the election of directors of such Person or otherwise to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise, or (b) the ownership of (i) a general partnership interest, (ii) a managing member’s or manager’s interest in a limited liability company or (iii) a limited partnership interest or preferred stock (or other ownership interest) representing more than fifty percent (50%) of the outstanding limited partnership interests, preferred stock or other ownership interests of such Person.

Agent. KeyBank National Association, acting as administrative agent for the Lenders, and its successors and assigns.

Agent’s Head Office. The Agent’s head office located at 127 Public Square, Cleveland, Ohio 44114-1306, or at such other location as the Agent may designate from time to time by notice to the Borrower and the Lenders.

Agent’s Special Counsel. Riemer & Braunstein LLP or such other counsel as selected by Agent.

Agreement. This Credit Agreement, as the same may be amended, modified, supplemented and/or extended from time to time, including the Schedules and Exhibits hereto.

Agreement Regarding Fees. See §4.2.

Allocated Commitment Amount. The amount of the Total Commitment allocated to each Pool Property based upon the Value (as evidenced by the most recent Compliance Certificate delivered to Agent in accordance with the terms hereof) of such Pool Property individually relative to Pool Value in the aggregate as further set forth on Exhibit ACA.

Allocated Loan Amount. As of any date of determination, the greater of the Closing Allocated Loan Amount and the Then Allocated Loan Amount.

Anti-Corruption Laws. All Legal Requirements of any jurisdiction applicable to the Credit Parties concerning or relating to bribery or corruption, including without limitation, the Foreign Corrupt Practices Act of 1977.

Anti-Money Laundering Laws. All Legal Requirements related to the financing of terrorism or money laundering, including without limitation, any applicable provision of the Patriot Act and The Currency and Foreign Transactions Reporting Act (also known as the “Bank Secrecy Act,” 31 U.S.C. §§ 5311-5330 and 12U.S.C. §§ 1818(s), 1820(b) and 1951-1959).

Applicable Lending Office. With respect to each Lender, the office designated by such Lender to the Agent as such Lender’s lending office for all purposes of this Agreement. A Lender may have a different Applicable Lending Office for Base Rate Loans and SOFR Loans.

Applicable Margin. The Applicable Margin for SOFR Loans and Base Rate Loans shall be a rate per annum equal to:

(a)   at all times prior to the Investment Grade Pricing Date, the percentage rate as set forth in the immediately following table corresponding to the Consolidated Leverage Ratio as set forth in the most recent Compliance Certificate pursuant to §7.4(c):

Pricing Level	Consolidated Leverage Ratio	Revolving Credit SOFR Loans	Revolving Credit Base Rate Loans	~~2024 Term SOFR Loans~~	~~2024 Term Base Rate Loans~~
Pricing Level 1	Less than or equal to 35%	1.250%	0.250%	~~1.250%~~	~~0.250%~~
Pricing Level 2	Greater than 35% but less than or equal to 40%	1.300%	0.300%	~~1.250%~~	~~0.250%~~
Pricing Level 3	Greater than 40% but less than or equal to 45%	1.400%	0.400%	~~1.250%~~	~~0.250%~~
Pricing Level 4	Greater than 45% but less than or equal to 50%	1.500%	0.500%	~~1.400%~~	~~0.400%~~
Pricing Level 5	Greater than 50% but less than or equal to 55%	1.650%	0.650%	~~1.550%~~	~~0.550%~~
Pricing Level 6	Greater than 55% but less than or equal to 60%	1.850%	0.850%	~~1.850%~~	~~0.850%~~
Pricing Level 7	Greater than 60%	2.250%	1.250%	~~2.150%~~	~~1.150%~~

The Applicable Margin shall not be adjusted based upon such Consolidated Leverage Ratio, if at all, until the third (3rd) Business Day following receipt of any updated Compliance Certificate. In the event that Borrower shall fail to deliver to the Agent a quarterly Compliance Certificate on or before the date required by §7.4(c), then without limiting any other rights of the Agent and the Lenders under this Agreement, the Applicable Margin for Revolving Credit Loans shall be at Pricing Level 7 commencing on the first (1st) Business Day following the date on which such Compliance Certificate was required to have been delivered and shall remain in effect until such failure is cured, in which event the Applicable Margin shall adjust, if necessary, on the first (1st) day of the first (1st) month following receipt of such Compliance Certificate. The Applicable Margin in effect from the date hereof through the date of the next change in the Applicable Margin pursuant to the provisions hereof shall be determined based upon Pricing Level 3. The provisions of clause (a) this definition shall be subject to ~~§2.7(f)~~§2.7(f) ; and

(b)   from and after the Investment Grade Pricing Date, the percentage rate set forth in the immediately following table corresponding to the level into which the Borrower’s or REIT’s Debt Rating then falls, notwithstanding any failure of Borrower or REIT to maintain an Investment Grade Rating or any failure of Borrower or REIT to maintain a Debt Rating. Any subsequent change in or loss of any of the Borrower’s or REIT’s Credit Ratings which would cause a different level to be applicable shall be effective as of five (5) Business Days following the date when the Agent receives written notice from the Borrower that such change in or loss of a Credit Rating has occurred; provided, however, if the Borrower has not delivered the notice required but the Agent becomes aware that any of the Borrower’s or REIT’s Credit Ratings have changed or that the Borrower or REIT ceases to have a Credit Rating, then the Agent shall adjust the level effective as of five (5) Business Days following the date of effectiveness of such change in or loss of the Borrower’s or REIT’s Credit Ratings:

Senior Unsecured Rating	Revolving Credit SOFR Loans	Facility Fee	Revolving Credit Base Rate Loans	Term SOFR Loans	Term Base Rate Loans
> A-/A3	0.725%	0.125%	0.000%	0.900%	0.000%
BBB+/Baa1	0.775%	0.150%	0.000%	0.950%	0.000%
BBB/Baa2	0.850%	0.200%	0.000%	1.100%	0.100%
BBB-/Baa3	1.050%	0.250%	0.050%	1.350%	0.350%
< BBB- /Baa3	1.400%	0.300%	0.400%	1.750%	0.750%

During any period for which the Borrower or REIT has received three Debt Ratings which are not equivalent, the Applicable Margin will be determined by (a) the highest Debt Rating if they differ by only one level and (b) the average of the two highest Debt Ratings if they differ by two or more levels (unless the average is not a recognized level, in which case the Applicable Margin will be based on the level corresponding to the second highest Debt Rating). During any period for which the Borrower or REIT has received only two Debt Ratings and such Debt Ratings are not equivalent, the Applicable Margin will be determined by (i) the highest Debt Rating if they differ by only one level and (ii) the median of the two Debt Ratings if they differ by two or more levels (unless the median is not a recognized level, in which case the Applicable Margin will be based on the Debt Rating one level below the level corresponding to the higher Debt Rating). During any period for which the Borrower or REIT has received a Debt Rating from only one rating agency, the Applicable Margin shall be determined based on such Debt Rating so long as such Debt Rating is from either S&P or Moody’s. During any period for which the Borrower or REIT does not have a Debt Rating from any rating agency, or during any other period not otherwise covered by this definition, the Applicable Margin shall be determined based on the pricing level corresponding to a Debt Rating of “< BBB-/ Baa3” on the table above.

~~(c) At all times, for each 2026 Term SOFR Loan, 2.00%, and for each 2026 Term Base Rate Loan, 1.00%.~~

Applicable Percentage. With respect to any Lender ~~of any Class~~, such Lender’s Revolving Credit Commitment Percentage ~~or Term Loan Percentage, as applicable, for such Class~~. If the Commitments have terminated or expired, the Applicable Percentages shall be determined based upon the Commitments of each applicable most recently in effect, giving effect to any assignments.

Approved Fund. Any Fund that is administered or managed by (a) a Lender, or (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

Arranger. KeyBanc Capital Markets or any successors thereto.

Assignment and Acceptance Agreement. See §18.1.

Authorized Officer. Any of the following Persons: Jamie Farrar, Tony Maretic, Greg Tylee and such other Persons as Borrower shall designate in a written notice to Agent.

Available Tenor. As of any date of determination and with respect to the then-current Benchmark, (x) if such Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an interest period pursuant to this Agreement, or (y) otherwise, any payment period for interest calculated with reference to such Benchmark (or component thereof) that is or may be used for determining any frequency of making payments of interest calculated with reference to such Benchmark, in each case, as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to §4.16(d).

Bail-In Action. The exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

Bail-In Legislation. (a) With respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

Balance Sheet Date. December 31, 2020.

Bankruptcy Code. Title 11, U.S.C.A., as amended from time to time or any successor statute thereto.

Base Rate. The greater of on any day (a) the fluctuating annual rate of interest announced from time to time by the Agent at the Agent’s Head Office as its “prime rate”, (b) one half of one percent (0.50%) above the Federal Funds Effective Rate, or (c) Adjusted Term SOFR for a one month tenor in effect on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus one percent (1%) per annum. The Base Rate is a reference rate and does not necessarily represent the lowest or best rate being charged to any customer. Any change in the rate of interest payable hereunder resulting from a change in the Base Rate shall become effective as of the opening of business on the day on which such change in the Base Rate becomes effective, without notice or demand of any kind.

Base Rate Loans. Loans ~~of any Class~~ bearing interest calculated by reference to the Base Rate including all Swing Loans.

Benchmark. Initially, with respect to (a) any Daily Simple SOFR Loan, Daily Simple SOFR, and (b) any Term SOFR Loan, Term SOFR; provided, that if a Benchmark Transition Event has occurred with respect to the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to §4.16.

Benchmark Replacement. With respect to any Benchmark Transition Event for the then-current Benchmark, the sum of: (i) the alternate benchmark rate that has been selected by the Agent as the replacement for such Benchmark giving due consideration to (A) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (B) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for such Benchmark for syndicated credit facilities denominated in U.S. Dollars at such time and (ii) the related Benchmark Replacement Adjustment, if any; provided that, if such Benchmark Replacement as so determined would be less than the Floor, such Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents.

Benchmark Replacement Adjustment. With respect to any replacement of any then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Available Tenor, the spread adjustment, or method for calculating or determining such spread adjustment (which may be a positive or negative value or zero), if any, that has been selected by the Agent giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. Dollar denominated syndicated credit facilities.

Benchmark Replacement Date. The earlier to occur of the following events with respect to the then-current Benchmark:

(a)   in the case of clause (a) or (b) of the definition of “Benchmark Transition Event”, the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or

(b)   in the case of clause (c) of the definition of “Benchmark Transition Event,” the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be non-representative; provided that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date.

For the avoidance of doubt, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof).

Benchmark Transition Event. With respect to the then-current Benchmark, the occurrence of one or more of the following events with respect to such Benchmark:

(a)   a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof);

(b)   a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or

(c)   a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) or the regulatory supervisor for the administrator of such Benchmark (or such component thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative.

For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof).

Benchmark Transition Start Date. With respect to any Benchmark, in the case of a Benchmark Transition Event, the earlier of (i) the applicable Benchmark Replacement Date and (ii) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication).

Benchmark Unavailability Period. With respect to any then-current Benchmark, the period (if any) (i) beginning at the time that a Benchmark Replacement Date with respect to such Benchmark pursuant to clauses (a) or (b) of that definition has occurred if, at such time, no Benchmark Replacement has replaced such Benchmark for all purposes hereunder and under any other Loan Document in accordance with §4.16 and (ii) ending at the time that a Benchmark Replacement has replaced such Benchmark for all purposes hereunder and under any Loan Document in accordance with §4.16.

Beneficial Ownership Certification. A certification regarding beneficial ownership required by the Beneficial Ownership Regulation, which certification shall be substantially similar in form and substance to the form of Certification Regarding Beneficial Owners of Legal Entity Customers published jointly, in May 2018, by the Loan Syndications and Trading Association and Securities Industry and Financial Markets Association.

Beneficial Ownership Regulation. 31 C.F.R. § 1010.230.

Bloc 83 Property. That certain Real Estate known as Bloc 83, located at 1 Glenwood Avenue and 621 Hillsborough Street, Raleigh, North Carolina.

Borrower. As defined in the introduction hereto.

Borrowing Base Availability. As of any time of determination, the lesser of (A) a maximum Total Loan Exposure such that the Pool Leverage Ratio would not at such time exceed the percentage required under §9.9(a), or (B) a maximum Total Loan Exposure which would provide a Pool Debt Yield of no less than ten and one-half percent (10.5%).

Breakage Costs. The commercially reasonable cost to any Lender of re-employing funds bearing interest based upon Term SOFR incurred (or reasonably expected to be incurred during such Interest Period) in connection with (i) any payment of any portion of the Loans bearing interest based upon Term SOFR prior to the termination of any applicable Interest Period, (ii) the conversion of a Term SOFR Loan to any other applicable interest rate on a date other than the last day of the relevant Interest Period, or (iii) the failure of the Borrower to draw down, on the first day of the applicable Interest Period, any amount as to which the Borrower has elected a Term SOFR Loan.

Building. With respect to each Pool Property or parcel of Real Estate, all of the buildings, structures and improvements now or hereafter located thereon.

Business Day. Any day on which banking institutions located in the same city and State as the Agent’s Head Office are located are open for the transaction of banking business and, in the case of SOFR Loans, which also is a SOFR Business Day.

Capital Lease Obligations. With respect to the Borrower and its Subsidiaries for any period, the obligations of the Borrower or any Subsidiary to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as liabilities on a balance sheet of the Borrower and its Subsidiaries under GAAP and the amount of which obligations shall be the capitalized amount thereof determined in accordance with GAAP.

Capital Reserve. On an annual basis, an amount equal to $0.25 per square foot. The Capital Reserve shall be calculated based on the total rentable square footage of the Buildings owned (or ground leased) at the end of each fiscal quarter, less the square footage of unoccupied space held for development or redevelopment.

Capital Stock. All shares of capital stock (whether denominated as common or preferred stock), equity interests, partnership, limited liability company, or membership interests, joint venture interests or other ownership interests in or equivalents of or in a Person (other than an individual), whether voting or non-voting.

Capitalization Rate. For any Real Estate, a percentage equal to (a) if such Real Estate is ~~a CBD~~the Bloc 83 Property or the Terraces Property, 6.50% ~~or~~, (b) if such Real Estate is the Park Tower Property, 8.00%, or (c) otherwise, ~~7.25~~8.75%.

Capitalized Lease. A lease under which the discounted future rental payment obligations of the lessee or the obligor are required to be capitalized on the balance sheet of such Person in accordance with GAAP.

Cash Collateral Account. A special deposit account established by the Agent pursuant to §12.7 and under its sole dominion and control.

Cash Equivalents. As of any date, (i) securities issued or directly and fully guaranteed or insured by the United States government or any agency or instrumentality thereof having maturities of not more than one year from such date, (ii) time deposits and certificates of deposits having maturities of not more than one year from such date and issued by any domestic commercial bank having, (A) senior long term unsecured debt rated at least A or the equivalent thereof by S&P or A2 or the equivalent thereof by Moody’s and (B) capital and surplus in excess of $100,000,000; (iii) repurchase agreements for securities of the type described in clause (a) above entered into only with commercial banks having the qualifications described in clause (b) above, and (iv) shares of any money market mutual fund rated at least AAA or the equivalent thereof by S&P or at least AAA or the equivalent thereof by Moody’s.

CBA. As defined in the definition of “Adjusted Term SOFR”.

~~CBD Properties. Each parcel of Real Estate that is located in a Central Business District, as determined by the Agent in its reasonable discretion and, with respect to any Pool Property, as of the date such Real Estate is admitted into the Pool. As of the Closing Date, the CBD Properties are the Park Tower Property, and the project known as Camelback Square located in Phoenix, Arizona.~~

CERCLA. The Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. 9601 et seq.

Change in Law. The occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation or application thereof by any Governmental Authority or (c) the making or issuance of any request, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided, that, notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued.

Change of Control. A Change of Control shall exist upon the occurrence of any of the following:

(a)   During any twelve month period on or after the date of this Agreement, individuals who at the beginning of such period constituted the Board of Directors or Trustees of the REIT Guarantor (the “Board”) (together with any new directors whose election by the Board or whose nomination for election by the shareholders of the REIT Guarantor was approved by a vote of at least a majority of the members of the Board then in office who either were members of the Board at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the members of the Board then in office;

(b)   Any Person (including a Person’s Affiliates and associates) or group (as that term is understood under Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules and regulations thereunder), shall have acquired beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of a percentage (based on voting power, in the event different classes of stock or voting interests shall have different voting powers) of the voting stock or voting interests of the REIT Guarantor equal to at least twenty percent (20%) who did not hold such beneficial ownership as of the date of this Agreement;

(c)   the REIT Guarantor shall fail to own at least fifty five percent (55%) of the limited partner Equity Interests of the Borrower and own and control the general partner of Borrower, shall fail to own such interests in Borrower free of any lien, encumbrance or other adverse claim, or shall fail to control (along with City Office Real Estate Management, Inc., through an advisory agreement) the management and policies of Borrower;

(d)   Any Credit Party consolidates with, is acquired by, or merges into or with any Person (other than a merger permitted by Section 8.4); or

(e)   Except as expressly permitted in this Agreement, Borrower fails to own directly or indirectly, free of any lien, encumbrance or other adverse claim, one hundred percent (100%) of the economic, voting and beneficial interest of each Subsidiary Guarantor.

~~Class. When used with respect to (a) a Commitment, refers to whether such Commitment is a Revolving Credit Commitment, Swing Loan Commitment, or any tranche of Term Loan Commitments, (b) when used with respect to any Loan, refers to whether such Loan is a Revolving Credit Loan, Swing Loan, or Term Loan, and (c) when used with respect to a Lender, refers to whether such Lender has a Loan or Commitment with respect to a particular Class of Loans or Commitments. For the avoidance of doubt, each tranche of Term Loans may, if agreed by the Borrower, the Agent, and the applicable Term Lenders, be treated as a separate Class.~~

City Center Property. That certain Real Estate known as City Center, located at 100 2nd Avenue South, Tampa, Florida.

Closing Allocated Loan Amount. The Total Loan Exposure allocated to each Pool Property as of the Closing Date, as identified on Schedule ALA.

Closing Date. The date agreed to by the parties hereto on which all of the conditions set forth in §10 and §11 have been satisfied.

CME. CME Group Benchmark Administration Ltd.

Code. The Internal Revenue Code of 1986, as amended, and all regulations and formal guidance issued thereunder.

Collateral. All of the property, rights and interests of the Credit Parties which are subject to the security interests created by the Security Documents.

Commitment. With respect to each Lender, the aggregate amount of such Lender’s Revolving Credit Commitment ~~and Term Loan Commitment, if any~~, as such commitment may be reduced ~~or increased~~ from time to time pursuant to §2.5 ~~or §2.12 or~~and by mandatory curtailment under §3.2(b) and §3.2(c), or to assignments by or to such Lender pursuant to §18. The initial amount of such Lender’s Commitment is set forth on Schedule 1.1, or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Commitment, as applicable.

Commitment Reduction Date. The earlier to occur of (a) the consummation of the second phase of the Phoenix Transaction, and (b) ninety (90) days after the Third Amendment Effective Date.

~~Commitment Increase. An increase in the Total Commitment to not more than $500,000,000 after giving effect to any such increase pursuant to §2.12.~~

~~Commitment Increase Date. See 0.~~

Commodity Exchange Act. The Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

Competitor. The parties listed on Schedule 1.4 annexed hereto.

Compliance Certificate. See §7.4(c).

Conforming Changes. With respect to either the use or administration of Daily Simple SOFR or Term SOFR, or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Business Day,” the definition of “SOFR Business Day,” the definition of “Interest Period” or any similar or analogous definition (or the addition of a concept of “interest period”), timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of any “breakage” provisions and other technical, administrative or operational matters) that the Agent decides may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by the Agent in a manner substantially consistent with market practice (or, if the Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Agent determines that no market practice for the administration of any such rate exists, in such other manner of administration as the Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents).

Connection Income Taxes. Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.

Consolidated. With reference to any term defined herein, that term as applied to the accounts of a Person and its Subsidiaries, determined on a consolidated basis in accordance with GAAP.

Consolidated Leverage Ratio. As of any date of calculation, the ratio expressed as percentage of the REIT Guarantor’s Consolidated Indebtedness to Total Asset Value.

Conversion/Continuation Request. A notice given by the Borrower to the Agent of its election to convert or continue a Loan in accordance with §4.1.

Core Funds from Operations. For a given period, the ~~REIT’s~~REIT Guarantor’s net income (or loss) after any Preferred Dividends computed in accordance with GAAP (unless otherwise indicated herein) determined on a consolidated basis for such period, excluding gains or losses from extraordinary items (including from debt restructuring, mark-to-market adjustments on interest rate swaps, and sales of property), impairment and other non-cash charges and related expenses, plus real estate depreciation and amortization (other than amortization of deferred financing costs). Core Funds from Operations will be adjusted for (i) unconsolidated entities to reflect funds from operations on the same basis, (ii) the impact of straight-lining of rents, and (iii) the amortization of intangibles associated with the amortization of above or below market rents, pursuant to ASC 805 (formerly FASB 141) and calculation of interest expense in accordance with FBS APB 14-1.

Credit Party(ies). Individually and collectively, the Borrower, the REIT Guarantor, and each Subsidiary Guarantor.

Crossroads Property. That certain Real Estate known as DTC Crossroads, located at 7595 Technology Way, Denver, Colorado.

Daily Simple SOFR. For any day (a “SOFR Rate Day”), a rate per annum equal to SOFR for the day (such day, the “SOFR Determination Day”) that is five (5) SOFR Business Days prior to (i) if such SOFR Rate Day is a SOFR Business Day, such SOFR Rate Day or (ii) if such SOFR Rate Day is not a SOFR Business Day, the SOFR Business Day immediately preceding such SOFR Rate Day, in each case, as and when SOFR for such SOFR Rate Day is published by the Daily Simple SOFR Administrator on the

SOFR Administrator’s Website. If by 5:00 pm (New York City time) on the second (2nd) SOFR Business Day immediately following any SOFR Determination Day, SOFR in respect of such SOFR Determination Day has not been published on the SOFR Administrator’s Website and a Benchmark Replacement Date with respect to Daily Simple SOFR has not occurred, then SOFR for such SOFR Determination Day will be SOFR as published in respect of the first preceding SOFR Business Day for which such SOFR was published on the SOFR Administrator’s Website; provided, that any SOFR determined pursuant to this sentence shall be utilized for purposes of calculation of Daily Simple SOFR for no more than three (3) consecutive SOFR Rate Days. Any change in Daily Simple SOFR due to a change in SOFR shall be effective from and including the effective date of such change in SOFR without notice to the Borrower.

Daily Simple SOFR Loan. Each Loan bearing interest at a rate based upon Adjusted Daily Simple SOFR.

Debt Rating. As of any date of determination, the rating as determined by a Rating Agency of a Person’s noncredit enhanced, senior unsecured long term debt. The Debt Rating in effect at any date is the Debt Rating that is in effect at the close of business on such date.

Debtor Relief Laws. Any applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, insolvency, fraudulent conveyance, reorganization, or similar laws affecting the rights, remedies, or recourse of creditors generally, including without limitation the Bankruptcy Code and all amendments thereto, as are in effect from time to time during the term of this Agreement.

Default. See §12.1.

Default Rate. See §4.12.

Defaulted Asset. Any Real Estate that is subject to Non-Recourse Default Indebtedness.

Defaulting Lender. Subject to §14.16, any Lender that (a) has failed to (i) fund all or any portion of its Loans within two Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Agent, the Issuing Lender, the Swing Loan Lender or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit or Swing Loans) within two Business Days of the date when due, (b) has notified the Borrower, the Agent, the Issuing Lender or the Swing Loan Lender in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three Business Days after written request by the Agent or the Borrower, to confirm in writing to the Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Agent and the Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Laws, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity, or (iii) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any Equity Interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above, and of the effective date of such status, shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to §14.16) as of the date established therefor by the Agent in a written notice of such determination, which shall be delivered by the Agent to the Borrower, the Issuing Lender, the Swing Loan Lender and each other Lender promptly following such determination.

Derivatives Contract. Any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement. Not in limitation of the foregoing, the term “Derivatives Contract” includes any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement, including any such obligations or liabilities under any such master agreement.

Designated Jurisdiction. At any time, a country, territory or region which is, or whose government is, the subject or target of any Sanctions.

Distribution. Any (a) dividend or other distribution, direct or indirect, on account of any Equity Interest of a Credit Party, now or hereafter outstanding, except a dividend or other distribution payable solely in Equity Interest to the holders of that class; (b) redemption, conversion, buyback, exchange, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any Equity Interest of a Credit Party now or hereafter outstanding; and (c) payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire any Equity Interests of a Credit Party now or hereafter outstanding.

Division and Divide. Each refer to a division of a limited liability company into two or more newly formed or existing limited liability companies pursuant to a plan of division or otherwise, including, pursuant to the Delaware Limited Liability Company Act.

Dollars or $. Dollars in lawful currency of the United States of America.

Drawdown Date. The date on which any Loan is made or is to be made, and the date on which any Loan which is made prior to the Maturity Date ~~or Term Maturity Date, as applicable~~, is converted in accordance with §4.1.

EBITDA. An amount derived from the following during any given period (a) net income, plus (b) to the extent included in the determination of net income, depreciation, amortization, interest expense (including any Preferred Dividends) and income taxes, plus or minus (c) to the extent included in the determination of net income, any extraordinary losses or gains, such as those resulting from sales or payment of Indebtedness but excluding straight-line rents and FAS 141 accruals or similar adjustments, minus (d) the Capital Reserve; in each case, as determined on a Consolidated basis in accordance with GAAP (unless otherwise indicated herein), and including (without duplication) the Equity Percentage of EBITDA for the REIT Guarantor’s non wholly owned Affiliates.

EEA Financial Institution. (a) Any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

EEA Member Country. Any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

EEA Resolution Authority. Any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

Eligible Assignee. (a) A Lender; (b) an Affiliate of a Lender; (c) an Approved Fund, and (d) any other Person (other than a natural person) approved by (i) the Agent, and (ii) unless an Event of Default has occurred and is continuing, the Borrower (each such approval not to be unreasonably withheld or delayed); provided that notwithstanding the foregoing, “Eligible Assignee” shall not include the Borrower or any of the Borrower’s or the REIT Guarantor’s Affiliates or Subsidiaries, or unless an Event of Default is in existence, a Competitor; and provided further that it shall not be unreasonable to withhold consent if an assignee’s status would increase the costs to the Borrower or impose other restrictions on Borrower.

Eligible Ground Lease. A ground lease with respect to a Pool Property executed or assumed by a Pool Property Owner as lessee, which must provide customary protections for a potential leasehold mortgagee (“mortgagee”) such as (i) a remaining term, including any optional extension terms exercisable unilaterally by the tenant, of no less than 35 years as of the date the applicable Real Property is admitted as a Pool Property, (ii) a provision that the ground lease will not be terminated until the mortgagee has received notice of a default, has had a reasonable opportunity to cure and has failed to do so, (iii) provision for a new lease to the mortgagee as tenant on the same terms if the ground lease is terminated for any reason, (iv) transferability of the tenant’s interest under the ground lease by the mortgagee without any requirement for consent of the ground lessor unless based on delivery of customary assignment and assumption agreements from the transferor and transferee and other reasonably restrictions, (v) the ability of the tenant to mortgage tenant’s interest under the ground lease without any requirement for consent of the ground lessor and (vi) provisions that the tenant under the ground lease (or the mortgagee) has customary protections with respect to the application of insurance proceeds or condemnation awards attributable to the tenant’s interest under the ground lease and related improvements. It is acknowledged and agreed that, as of the Closing Date, the Agent has approved the ground lease for the Pima Property, in the form delivered to the Agent prior to the execution of this Agreement, as an Eligible Ground Lease.

Eligible Real Estate. Real Estate:

(a)   which is 100% owned in fee (or leased under an Eligible Ground Lease acceptable to the Agent in its sole discretion), with such easements, rights-of-way, and other similar appurtenances required for the operation of the fee or leasehold property, by Borrower or a Wholly Owned Subsidiary of Borrower; provided, that, subject to satisfaction of all other requirements for Eligible Real Estate under this Agreement, the Park Tower Property shall be deemed to satisfy the requirements under this clause (a) so long as the Borrower, directly or indirectly, continues to own no less than 95% of such Real Estate and to have control over all major decisions related to such Real Estate;

(b)  which is an existing income producing office or life sciences property located within the fifty (50) States of the continental United States or the District of Columbia;

(c)  which is not subject to any mortgage, negative pledge, or other Lien other than Permitted Encumbrances and as to which all of the representations set forth in §6 of this Agreement concerning Pool Property are true and correct in all material respects;

(d)  which consists of one or more separate tax parcels;

(e)   which satisfies the Occupancy Requirement on the date it becomes a Pool Property;

(f)   for which the weighted-average minimum lease term is five (5) years or greater as calculated on the date of inclusion of such Eligible Real Estate as a Pool Property, unless otherwise approved by the Agent;

(g)  which has been approved (which approval shall not be unreasonably withheld) as a Pool Property by (i) if the Value of such Pool Property is $50,000,000 or less and there will be no less than seven (7) Pool Properties after giving effect to the inclusion of such Pool Property, the Agent, and (ii) otherwise, the Agent and the Majority Lenders;

(h)  which otherwise meets all customary standards for commercial real estate lending, as determined by the Agent in its reasonable discretion; and

(i)   as to which the Agent has received and approved all Eligible Real Estate Qualification Documents, or will receive and approve them prior to inclusion of such Real Estate as a Pool Property.

Eligible Real Estate Qualification Documents. Means, with respect to any Potential Pool Property, the following:

(i)   a physical description of the Potential Pool Property;

(ii)  operating statements and Rent Roll for the Potential Pool Property;

(iii)  copies of the material Leases for such Potential Pool Property, as reasonably requested by the Agent;

(iv)  if such Potential Pool Property is ground leased, a copy of the applicable ground lease with all amendments thereto;

(v)   a copy of the Management Agreement, if any, relating to such Real Estate;

(vi)  the Borrower’s and the applicable Pool Property Owner’s certification that to its knowledge the Potential Pool Property presently satisfies (or is anticipated to satisfy upon the approval of such Pool Property) the criteria for Pool Properties; ~~and~~

(vii)  such Security Documents relating to the Equity Interests owned by Borrower and its Subsidiaries in the proposed Pool Property Owner as the Agent shall in good faith reasonably require, duly executed and delivered by the respective parties thereto, in each case, to be in substantially the same form and substance of the Security Documents delivered at Closing Date, together with UCC-1 financing statements which shall have been furnished for filing in all filing offices that Agent may reasonably require;

(viii)   the favorable legal opinion of counsel to the Credit Parties, reasonably acceptable to the Agent and qualified to practice in each applicable jurisdiction, addressed to the Lenders and the Agent covering the enforceability of such Security Documents and such other matters as the Agent shall reasonably request;

(ix)   evidence reasonably satisfactory to the Agent that the Security Documents are effective to create in favor of the Agent a legal, valid and enforceable first lien or security title and security interest in such Equity Interests owned by Borrower and its Subsidiaries in the proposed Pool Property Owner and that all filings, recordings, deliveries of instruments and other actions necessary or desirable to protect and preserve such liens or security title or security interests have been duly effected;

(x)   the Title Policy (or “marked” commitment/pro forma policy for a Title Policy) covering such Real Estate, including all endorsements thereto, and together with proof of payment of all fees and premiums for such policy, and true and accurate copies of all documents listed as exceptions under such policy and a copy of any applicable ground lease; provided, that, Agent and the Lenders shall accept an existing owner’s Title Policy issued in favor of the either Borrower or of a Subsidiary Guarantor, as applicable, together with an updated lien search against the applicable Real Property;

(xi)   A certification from the title insurance company issuing the Title Policy, records search firm, or counsel satisfactory to the Agent that a search of the appropriate public records disclosed no conditional sales contracts, security agreements, chattel mortgages, financing statements or title retention agreements which affect any property, rights or interests of the Borrowers or such other Credit Party that are or are intended to be subject to the security interest, security title, created by the Security Documents except to the extent that the same are discharged and removed prior to or simultaneously with the inclusion of the Real Estate as a Pool Property; and

(~~vii~~xii) Such other customary due diligence as the Agent may reasonably request, which shall be delivered within five (5) Business Days after submission of a request for inclusion as a Pool Property with respect to such Individual Property.

Employee Benefit Plan. Any employee benefit plan within the meaning of §3(3) of ERISA maintained or contributed to by Borrower or any ERISA Affiliate, other than a Multiemployer Plan.

Environmental Engineer. Such firm or firms of independent professional engineers or other scientists generally recognized as expert in the detection, analysis and remediation of Hazardous Substances and related environmental matters and acceptable to the Agent in its reasonable discretion.

Environmental Laws. All applicable past (which have current effect), present or future federal, state, county and local laws, by-laws, rules, regulations, codes and ordinances, or any judicial or administrative interpretations thereof, and the requirements of any governmental agency or authority having or claiming jurisdiction with respect thereto, applicable to the regulation or protection of the environment, the health and safety of persons and property and all other environmental matters and shall include, but not be limited to, all orders, decrees, judgments and rulings imposed through any public or private enforcement proceedings, relating to Hazardous Substances (as defined below) or the existence, use, discharge, release, containment, transportation, generation, storage, management or disposal thereof, or otherwise regulating or providing for the protection of the environment applicable to any Real Estate and relating to Hazardous Substances, or to the existence, use, discharge, release or disposal thereof. Environmental Laws presently include, but are not limited to, the following laws: Comprehensive Environmental Response Compensation and Liability Act (42 U.S.C. §9601 et seq.), the Hazardous Materials Transportation Act (49 U.S.C. §1801 et seq.), the Public Health Service Act (42 U.S.C. §300(f) et seq.) , the Pollution Prevention Act (42 U.S.C. §13101 et seq.), the Federal Insecticide, Fungicide and Rodenticide Act (7 U.S.C. §136 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. §6901 et seq.), the Federal Clean Water Act (33 U.S.C. §1251 et seq.), The Federal Clean Air Act (42 U.S.C. §7401 et seq.), and the applicable laws and regulations of each State in which any Pool Property is located.

Equity Interests. With respect to any Person, all of the shares, interests, rights, participations or other equivalents (however designated) of Capital Stock of such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of Capital Stock of such Person, all of the securities convertible into or exchangeable for shares of Capital Stock of such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination, and whether or not such share, warrant, option, right or other interest is authorized or otherwise existing on any date of determination.

Equity Percentage. The aggregate ownership percentage of the REIT Guarantor or Borrower or their respective Subsidiaries in each Affiliate.

ERISA. The Employee Retirement Income Security Act of 1974, as amended and in effect from time to time.

ERISA Affiliate. Any Person that is subject to ERISA and is treated as a single employer with Borrower or its Subsidiaries under §414 of the Code.

ERISA Reportable Event. A reportable event with respect to a Guaranteed Pension Plan within the meaning of §4043 of ERISA and the regulations promulgated thereunder as to which the requirement of notice has not been waived.

Erroneous Payment. Has the meaning assigned to it in §14.18(a).

Erroneous Payment Deficiency Assignment. Has the meaning assigned to it in §14.18(d).

Erroneous Payment Impacted Class. Has the meaning assigned to it in §14.18(d).

Erroneous Payment Return Deficiency. Has the meaning assigned to it in §14.18(d).

Erroneous Payment Subrogation Rights. Has the meaning assigned to it in §14.18(e).

EU Bail-In Legislation Schedule. The EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

Event of Default. See §12.1.

Excluded Swap Obligation. With respect to any Credit Party, any Swap Obligation if, and to the extent that, all or a portion of the guarantee of such Credit Party of, or the grant by such Credit Party of a security interest to secure, such Swap Obligation (or any guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Credit Party’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the guarantee of such Credit Party or the grant of such security interest becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such guarantee or security interest is or becomes illegal.

Excluded Taxes. Any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or its Commitment pursuant to Legal Requirements in effect on the date on which (i) such Lender acquires such interest in the Loan or its Commitment (other than pursuant to an assignment request by the Borrower under §4.15 as a result of costs sought to be reimbursed pursuant to §4.4 or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to §4.4, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with §4.4and (d) any U.S. federal withholding Taxes imposed under FATCA.

FATCA. Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code.

Federal Funds Effective Rate. For any day, the rate per annum (rounded upward to the nearest one-hundredth of one percent (1/100 of 1%)) announced by the Federal Reserve Bank of Cleveland on such day as being the weighted average of the rates on overnight federal funds transactions arranged by federal funds brokers on the previous trading day, as computed and announced by such Federal Reserve Bank in substantially the same manner as such Federal Reserve Bank computes and announces the weighted average it refers to as the “Federal Funds Effective Rate.” Notwithstanding the foregoing, if the Federal Funds Effective Rate shall be less than zero, such rate shall be deemed zero for the purposes of this Agreement.

Fitch. Fitch, Inc. and its successors.

Fixed Charge Ratio. The ratio of (a) Adjusted EBITDA to (b) all of the principal due and payable on the Indebtedness (other than amounts paid in connection with balloon maturities, refinancings, unscheduled principal payments or principal payments on the Loans), plus all Interest Expense, plus the aggregate of all cash dividends payable on any preferred stock, all based upon the immediately preceding calendar quarter (annualized).

Floor. A rate of interest equal to 0% per annum.

Foreign Lender. If the Borrower is a U.S. Person, a Lender that is not a U.S. Person, and if the Borrower is not a U.S. Person, a Lender that is resident or organized under the laws of a jurisdiction other than that in which such Borrower is resident for tax purposes.

Fronting Exposure. At any time there is a Defaulting Lender, (a) with respect to the Issuing Lender, such Defaulting Lender’s Revolving Credit Commitment Percentage of the outstanding Letter of Credit

Liabilities other than Letter of Credit Liabilities as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or cash collateralized in accordance with the terms hereof, and (b) with respect to the Swing Loan Lender, such Defaulting Lender’s Revolving Credit Commitment Percentage of Swing Loans other than Swing Loans as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or cash collateralized in accordance with the terms hereof.

Fund. Any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

GAAP. Generally accepted accounting principles consistently applied.

Governmental Authority. The government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

Ground Lease Default. See §6.24(d).

Guaranteed Pension Plan. Any employee pension benefit plan within the meaning of §3(2) of ERISA maintained or contributed to by Borrower or any ERISA Affiliate the benefits of which are guaranteed on termination in full or in part by the PBGC pursuant to Title IV of ERISA, other than a Multiemployer Plan.

Guarantor. Each of REIT Guarantor and each Subsidiary Guarantor.

Guaranty. That certain Guaranty dated as of the date hereof by the Guarantors in favor of the Agent and the Lenders of certain of the Obligations of the Borrower hereunder.

Hazardous Substances. Asbestos, flammable materials, explosives, radioactive or nuclear substances, polychlorinated biphenyls, other carcinogens, oil and other petroleum products, radon gas, urea formaldehyde, chemicals, gases, solvents, pollutants or contaminants that could be a detriment or pose a danger to the environment or to the health or safety of any person, and any other hazardous or toxic materials, wastes and substances which are defined, determined or identified as such in any past, present or future federal, state or local laws, by-laws, rules, regulations, codes or ordinances or any judicial or administrative interpretation thereof in concentrations which violate Environmental Laws.

Hedge Obligations. As may be applicable at any time, all obligations of the Borrower to any Lender Hedge Provider to make any termination payments under any Derivatives Contract with respect to an interest rate swap, collar, or floor or a forward rate agreement or other agreement regarding the hedging of interest rate risk exposure (other than any interest rate “cap”), and any confirming letter executed pursuant to such hedging agreement, all as amended, restated or otherwise modified. Under no circumstances shall any of the Hedge Obligations secured or guaranteed by any Loan Document as to a surety or guarantor thereof include any obligation that constitutes an Excluded Swap Obligation of such Person.

~~Increase Notice. See 0.~~

Indebtedness. As to any Person, without duplication, (a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, including mandatorily redeemable preferred stock, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (e) all obligations of such Person in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business, fees paid under advisory agreements and other reasonable fees paid to affiliates), (f) all Indebtedness (excluding non-recourse carve-out guarantees and supporting environmental indemnities until such time as any Credit Party is called upon to make payments under any of these guarantees, at which time such guarantees shall thereafter be included in the definition of Indebtedness to the extent of the actual liability thereunder) of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person in an amount equal to the lesser of such Indebtedness or the value of the encumbered property, whether or not the Indebtedness secured thereby has been assumed, (g) all Guarantees by such Person of Indebtedness of others (excluding non-recourse carve-out guarantees until such time as any Credit Party is called upon to make payments under any of these guarantees, at which time such guarantees shall thereafter be included in the definition of Indebtedness to the extent of the actual liability thereunder), (h) all Capital Lease Obligations of such Person, (i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty, (j) all obligations, contingent or otherwise, of such Person in respect of bankers’ acceptances, and (k) all currently payable obligations of such Person with respect to any Hedge Obligations (calculated on a mark-to-market basis as of the applicable reporting date). The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefore as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor. Indebtedness shall be calculated on a consolidated basis in accordance with GAAP (unless otherwise indicated herein), and including (without duplication) the Equity Percentage of Indebtedness for the REIT Guarantor’s non wholly owned Affiliates.

Indemnified Taxes. (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Borrower or any Guarantor under any Loan Document and (b) to the extent not otherwise described in the immediately preceding clause (a), Other Taxes.

Interest Expense. All paid, accrued or capitalized interest expense on such Person’s Indebtedness (whether direct, indirect or contingent, and including, without limitation, interest on all convertible debt), and including (without duplication) the Equity Percentage of Interest Expense for the REIT Guarantor’s non wholly owned Affiliates. For the avoidance of doubt, all net payments received from interest hedging counterparties under any Derivatives Contract shall be netted from the calculation of Interest Expense, and all such payments made to interest rate hedging counterparties under any Derivatives Contract shall be included in the calculation of Interest Expense.

Interest Payment Date. As to each Loan, the first day of each calendar quarter.

Interest Period. With respect to each Term SOFR Loan, a period of one, three or six months (subject to availability of all Lenders) as selected by the Borrower; provided, however, that (i) the initial Interest Period for any Term SOFR Loan shall commence on the Drawdown Date of such Term SOFR Loan and each Interest Period occurring thereafter in respect of such Term SOFR Loan shall commence on the day on which the next preceding Interest Period expires; (ii) if any Interest Period begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period, such Interest Period shall end on the last Business Day of such calendar month; (iii) if any Interest Period would otherwise expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided, however, that if any Interest Period would otherwise expire on a day that is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day; (iv) no Interest Period for any Term SOFR Loan may be selected that would end after the applicable Maturity Date, as the case may be; and (v) if, upon the expiration of any Interest Period, the Borrower has failed to (or may not) elect a new Interest Period to be applicable to the respective Term SOFR Loans as provided above, the Borrower shall be deemed to have elected a continuation of the affected Term SOFR Loans as a Term SOFR Loan for an Interest Period of one month as of the expiration date of such current Interest Period.

Investment Grade Rating.  A Debt Rating of BBB- or better from S&P or Fitch, or Baa3 or better from Moody’s.

Investment Grade Pricing Date. At any time after the Borrower or REIT Guarantor has received an Investment Grade Rating from either S&P or Moody’s, the date specified by the Borrower in a written notice to the Agent and the Lenders as the date on which Borrower irrevocably elects to have the Applicable Margin determined based on the Borrower’s or REIT Guarantor’s Credit Rating; provided that no Event of Default shall exist on the date of such notice or the specified Investment Grade Pricing Date.

Investments.  With respect to any Person, all shares of capital stock, evidences of Indebtedness and other securities issued by any other Person and owned by such Person, all loans, advances, or extensions of credit to, or contributions to the capital of, any other Person, all purchases of the securities or business or integral part of the business of any other Person and commitments and options to make such purchases, all interests in real property, and all other investments; provided, however, that the term “Investment” shall not include (i) equipment, inventory and other tangible personal property acquired in the ordinary course of business, or (ii) current trade and customer accounts receivable for services rendered in the ordinary course of business and payable in accordance with customary trade terms. In determining the aggregate amount of Investments outstanding at any particular time: (a) there shall be included as an Investment all interest accrued with respect to Indebtedness constituting an Investment unless and until such interest is paid; (b) there shall be deducted in respect of each Investment any amount received as a return of capital; (c) there shall not be deducted in respect of any Investment any amounts received as earnings on such Investment, whether as dividends, interest or otherwise, except that accrued interest included as provided in the foregoing clause (a) may be deducted when paid; and (d) there shall not be deducted in respect of any Investment any decrease in the value thereof.

Issuing Lender.  KeyBank, in its capacity as the Lender issuing the Letters of Credit and any successor thereto.

Joinder Agreement.  The Joinder Agreement with respect to any applicable Loan Documents to be executed and delivered pursuant to ~~§5.4~~§5.4 by any Additional Subsidiary Guarantor, such Joinder Agreement to be substantially in the form of Exhibit C hereto.1

KeyBank.  As defined in the preamble hereto.

Leases. Leases, licenses and agreements, whether written or oral, relating to the use or occupation of space in any Building or of any Real Estate.

Legal Requirements  shall mean all applicable federal, state, county and local laws, rules, regulations, codes and ordinances, and the requirements in each case of any governmental agency or authority having or claiming jurisdiction with respect thereto, including, but not limited to, those applicable to zoning, subdivision, building, health, fire, safety, sanitation, the protection of the handicapped, and

1 Form to be updated to include joinder to pledge agreements environmental matters and shall also include all orders and directives of any court, governmental agency or authority having or claiming jurisdiction with respect thereto.

Lenders.  KeyBank, the other lending institutions which are party hereto and any other Person which becomes an assignee of any rights of a Lender pursuant to §18 (but not including any participant as described in §18); and collectively, the Revolving Credit Lenders~~, the Term Lenders~~ and the Swing Loan Lender. The Issuing Lender shall be a Revolving Credit Lender, as applicable. The term “Lender” shall exclude any Lender in its capacity as a “Lender Hedge Provider”.

Lender Hedge Provider.  As may be applicable at any time with respect to any Hedge Obligations, any counterparty thereto that, at the time the applicable hedge agreement was entered into, was the Agent, a Lender, or an Affiliate of the Agent or a Lender.

Letter of Credit.  Any standby letter of credit issued at the request of the Borrower and for the account of the Borrower or any Affiliate in accordance with §2.11.

Letter of Credit Liabilities.  At any time and in respect of any Letter of Credit, the sum of (a) the maximum undrawn face amount of such Letter of Credit plus (b) the aggregate unpaid principal amount of all drawings made under such Letter of Credit which have not been repaid (including repayment by a Revolving Credit Loan). For purposes of this Agreement, a Revolving Credit Lender (other than the Revolving Credit Lender acting as the Issuing Lender) shall be deemed to hold a Letter of Credit Liability in an amount equal to its participation interest in the related Letter of Credit under §2.11, and the Revolving Credit Lender acting as the Issuing Lender shall be deemed to hold a Letter of Credit Liability in an amount equal to its retained interest in the related Letter of Credit after giving effect to the acquisition by the Revolving Credit Lenders other than the Revolving Credit Lender acting as the Issuing Lender of their participation interests under such Section.

Letter of Credit Request.  See §2.11(a).

Letter of Credit Sublimit.  The amount of $25,000,000. The Letter of Credit Sublimit is part of and not in addition to the Total Revolving Credit Commitment.

Lien.  See §8.2.

Liquidity.  As of any date of calculation, the aggregate of (i) Unrestricted Cash and Cash Equivalents and (ii) the Revolving Availability, in each case, as of such date.

Loan Documents.  This Agreement, the Notes, the Guaranty, the Security Documents, and all other documents, instruments or agreements now or hereafter executed or delivered by or on behalf of Borrower or any Guarantor in connection with the Loans and intended to constitute a Loan Document. For the avoidance of doubt, “Loan Documents” shall exclude any Derivatives Contract.

Loan Request. See §2.7.

Loan and Loans.  An individual loan or the aggregate loans (including each Revolving Credit Loan~~, Term Loan,~~ and Swing Loan (or Loans)), as the case may be, to be made by the Lenders hereunder. All Loans shall be made in Dollars. Amounts drawn under a Letter of Credit shall also be considered Revolving Credit Loans as provided in §2.11(f).

Lookback Day.  As defined in ~~rin~~ the definition of “Term SOFR.”

~~Majority Class Lenders. Means, with respect to any Class of Lenders on any date of determination, Lender or Lenders whose aggregate Applicable Percentage is greater than fifty percent (50%) of the aggregate Commitments of all Lenders of such Class; provided that in determining said percentage at any given time, all then existing Defaulting Lenders will be disregarded and excluded and the Applicable Percentages of the Lenders shall be redetermined for voting purposes only to exclude the Applicable Percentages of such Defaulting Lenders; provided further that any time there are two (2) or more unaffiliated non-Defaulting Lenders of such Class hereunder, Majority Class Lenders shall mean at least two (2) unaffiliated non-Defaulting Lenders of such Class.~~

Majority Lenders.  As of any date, any Lender or collection of Lenders having more than 50% of the Total Commitment or, if the Commitment of each Lender to make Loans, the commitment of the Swing Loan Lender to make Swing Loans, and the obligation of the Issuing Bank to issue Letters of Credit have been terminated pursuant to the terms hereof, Lenders holding in the aggregate more than 50% of the Obligations (including the aggregate amount of each Revolving Credit Lender’s risk participation and funded participation in Letter of Credit Liabilities and Swing Loans); provided that in determining said percentage at any given time, all the existing Lenders that are Defaulting Lenders will be disregarded and excluded and the Applicable Percentages of the Lenders shall be re-determined for voting purposes only to exclude the Applicable Percentages of such Defaulting Lenders; provided further that any time there are two (2) or more unaffiliated non-Defaulting Lenders hereunder, Majority Lenders shall mean at least two (2) unaffiliated non-Defaulting Lenders.

Management Agreements.  Written property management agreements providing for the management of the Pool Properties or any of them.

Mandatorily Redeemable Stock.  With respect to any Person, any Equity Interest of such Person which by the terms of such Equity Interest (or by the terms of any security into which it is convertible or for which it is exchangeable or exercisable), or pursuant to any other written agreement, upon the happening of any event or otherwise (a) matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise (other than an Equity Interest to the extent redeemable in exchange for common stock or other equivalent common Equity Interests), (b) is convertible into or exchangeable or exercisable for Indebtedness or Mandatorily Redeemable Stock, or (c) is redeemable at the option of the holder thereof, in whole or in part (other than an Equity Interest which is redeemable solely in exchange for common stock or other equivalent common Equity Interests).

Material Adverse Effect.  A material adverse effect on (a) the business, properties, assets, financial condition or results of operations of the Credit Parties and their Subsidiaries in each case considered as a whole; (b) the ability of the Credit Parties (taken as a whole) to perform its material obligations under the Loan Documents; or (c) the validity or enforceability of any of the material Loan Documents or the material rights or remedies of Agent or the Lenders thereunder.

Material Acquisition.  A single transaction, or series of related transactions, for the purpose of or resulting, directly or indirectly, in the acquisition (including, without limitation, a merger or consolidation or any other combination with another Person) by one or more of the Borrower and its Subsidiaries of properties or assets of a Person for an aggregate gross purchase price equal to or in excess of the greater of (i) 20% of Total Asset Value (without giving effect to such acquisition(s)) and (ii) $100,000,000.

Maturity Date.  ~~As applicable, the~~The Revolving Credit Maturity Date ~~and/or the Term Loan Maturity Date~~.

Moody’s.  Moody’s Investor Service, Inc.

Multiemployer Plan.  Any multiemployer plan within the meaning of §3(37) of ERISA maintained or contributed to by Borrower or any ERISA Affiliate.

Net Income (or Loss).  With respect to any Person (or any asset of any Person) for any period, the net income (or loss) of such Person (or attributable to such asset), determined in accordance with GAAP.

Net Operating Income.  For any income producing Real Estate and for a given period, the difference between (a) any rentals, proceeds and other income received from such property during the determination period plus the regularly scheduled amortized portion of early lease termination penalties during the determination period, less (b) an amount equal to all costs and expenses (excluding Interest Expense, depreciation and amortization expense, and any expenditures that are capitalized in accordance with GAAP) incurred as a result of, or in connection with, or properly allocated to, the operation or leasing of such property during the determination period (other than asset management fees); less (c) the Capital Reserve. Net Operating Income shall be calculated based on the immediately preceding calendar quarter, annualized, unless the Real Property is being simultaneously acquired by the Borrower or a subsidiary and added as a Pool Property, in which event annualized Net Operating Income shall be calculated based upon the historical data provided by the Borrower, subject to adjustment by the Agent in its reasonable discretion and thereafter until such Real Property has been owned by the Borrower or its subsidiaries for the entirety of a calendar quarter, Net Operating Income shall be grossed up for such ownership period. Net Operating Income shall be calculated on a consolidated basis in accordance with GAAP but adjusted for non-cash operating items such as straight line rents and the amortization of above and below market lease assets and liabilities and other non-cash items and including (without duplication) the Equity Percentage of Net Operating Income for the Borrower’s non wholly owned Affiliates. For leases subject to rent abatement periods not exceeding twelve (12) months from the calculation date, Net Operating Income shall include the first three months of rent scheduled to be paid under the lease upon termination of such rent abatement period.

Non-Recourse Default Indebtedness. Any Non-Recourse Indebtedness of any Credit Party or Subsidiary thereof in which there is a pending monetary default and the Real Estate securing such Indebtedness is not then subject to a pending foreclosure, deed-in-lieu of foreclosure, or other similar conveyance of the Real Property to the holder of such Indebtedness.

Non-Recourse Exclusions.  With respect to any Non-Recourse Indebtedness of any Person, any industry standard exclusions from the non-recourse limitations governing such Indebtedness, including, without limitation, exclusions for claims that (i) are based on fraud, intentional misrepresentation, misapplication or misappropriation of funds, gross negligence or willful misconduct (ii) result from intentional mismanagement of or physical waste at the Real Estate securing such Non-Recourse Indebtedness, or (iii) arise from the presence of Hazardous Substances on the Real Estate securing such Non-Recourse Indebtedness (whether contained in a loan agreement, promissory note, indemnity agreement or other document), (iv) are the result of any unpaid real estate taxes and assessments if sufficient cash flow from the Real Estate exists (whether contained in a loan agreement, promissory note, indemnity agreement or other document), or (v) result from the borrowing Subsidiary and/or its assets becoming the subject of a voluntary or involuntary bankruptcy, insolvency or similar proceeding.

Non-Recourse Indebtedness.  Indebtedness of the REIT Guarantor, Borrower, their respective Subsidiaries, or non wholly owned Affiliates of any such Person, which is secured by one or more parcels of Real Estate (other than a Pool Property) or interests therein or equipment and which is not a general obligation of the REIT Guarantor, Borrower or such Subsidiary or non wholly owned Affiliate, the holder of such Indebtedness having recourse solely to the parcels of Real Estate, or interests therein, securing such Indebtedness or the direct owner of such real estate, the leases thereon and the rents, profits and equity thereof or equipment, as applicable (except for recourse against the general credit of the Person obligated thereon for any Non-Recourse Exclusions), provided that in calculating the amount of Non-Recourse Indebtedness at any time, the Borrower’s reasonable estimate of the amount of any Non-Recourse Exclusions which are the subject of a claim and action shall not be included in the Non-Recourse Indebtedness but shall constitute Recourse Indebtedness. Non-Recourse Indebtedness shall also include Indebtedness of a Subsidiary of the REIT Guarantor or Borrower that is not a Subsidiary Guarantor or of a non wholly owned subsidiary which is a special purpose entity that is recourse solely to such Subsidiary or non wholly owned Affiliate , which is not cross-defaulted to other Indebtedness of the Borrower and which does not constitute Indebtedness of any other Person (other than such Subsidiary or non wholly owned Affiliate which is the borrower thereunder).

Note.  A promissory note in the form attached hereto as Exhibit A-1, A-2, or B payable to a Lender evidencing certain of the Obligations of ~~a Class of~~ the Borrower to such Lender and executed by Borrower, as the same may be amended, supplemented, modified or restated from time to time; “Notes” means, collectively, all of such Notes outstanding at any given time.

Notice.  See §19.

Obligations.  The term “Obligations” shall mean and include:

A.   The payment of the principal sum, interest at variable rates, charges and indebtedness with respect to the Loans (whether or not evidenced by the Notes) and any disbursements under a Letter of Credit, including any extensions, renewals, replacements, increases, modifications and amendments thereof, given by Borrower to the order of the respective Lenders and including the Credit Parties’ obligations (if any) to pay, discharge and satisfy any Erroneous Payment Subrogation Rights pursuant to §14.18(e) below;

B.   The payment, performance, discharge and satisfaction of each covenant, warranty, representation, undertaking and condition to be paid, performed, satisfied and complied with by Borrower under and pursuant to this Agreement or the other Loan Documents;

C.   The payment of all costs, expenses, legal fees and liabilities incurred by Agent and the Lenders in connection with the enforcement of any of Agent’s or any Lender’s rights or remedies under this Agreement or the other Loan Documents, or any other instrument, agreement or document which evidences or secures any other obligations or collateral therefor, whether now in effect or hereafter executed; and

D.   The payment, performance, discharge and satisfaction of all other liabilities and obligations of Borrower to Agent or any Lender, whether now existing or hereafter arising, direct or indirect, absolute or contingent, and including, without limitation express or implied upon the generality of the foregoing, each liability and obligation of Borrower under any one or more of the Loan Documents and any amendment, extension, modification, replacement or recasting of any one or more of the instruments, agreements and documents referred to in this Agreement or any other Loan Document or executed in connection with the transactions contemplated by this Agreement or any other Loan Document; provided however that notwithstanding anything to the contrary set forth in the definition of Obligations, with respect to any indemnification, contingent or other similar obligations, such matters shall be considered “Obligations” only to the extent a reasonable good faith claim has been made on such indemnification, contingent or similar obligation on or before the date that all other Obligations are satisfied in full. For the avoidance of doubt, “Obligations” shall not include any indebtedness, liabilities, obligations, covenants or duties in respect of Hedge Obligations.

Occupancy Ratio.  With respect to any Pool Property, the ratio as determined by the Agent of the rentable square footage thereof that is leased and occupied by tenants in-place and paying rent, to the total rentable square footage thereof; provided that vacant Real Estate will be deemed to be occupied as of any date to the extent (i) a tenant under an executed Lease will take occupancy within 12 months of such date, subject only to completion of tenant buildout work or (ii) a replacement tenant will take occupancy within 12 months of prior tenant vacating the premises pursuant to an executed Lease, subject only to completion of tenant buildout work.

Occupancy Requirement.  With respect to any Real Estate, that such Real Estate has an Occupancy Ratio of at least 80%.

OFAC. Office of Foreign Asset Control of the Department of the Treasury of the United States of America.

Other Charges.  All ground rents, maintenance charges, impositions (other than Taxes) and similar charges (including, without limitation, vault charges and license fees for the use of vaults, chutes and similar areas adjoining any Real Estate), now or hereafter assessed or imposed against a Pool Property or Collateral, or any part thereof, together with any penalties thereon.

Other Connection Taxes.  With respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising solely from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).

Other Taxes.  All present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to §4.15 as a result of costs sought to be reimbursed pursuant to §4.4).

Outstanding.  With respect to (i) the Loans, the aggregate unpaid principal thereof as of any date of determination and (ii) any Letter of Credit Liabilities on any date of determination, the amount of such Letter of Credit Liabilities on such date after giving effect to any issuance, amendment, extension, or renewal thereof occurring on such date and any other changes in the aggregate amount of the Letter of Credit Liabilities as of such date.

Park Tower Property.  That certain Real Estate known as Park Tower, located at 400 North Tampa Street, Tampa, Florida.

Participant Register.  See §18.4.

Partnership Agreement.  The Amended and Restated Limited Partnership Agreement of the Borrower dated October 28, 2015.

Patriot Act.  The Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, as the same may be amended from time to time, and corresponding provisions of future laws.

Payment Recipient.  See §14.18(a)

Payout Ratio.  As of any date of calculation, for the most recently ended twelve-month period, the ratio of (i) cash Distributions to common equity holders of the REIT Guarantor paid or payable during such period to (ii) Core Funds from Operations for such period~~; provided, solely for the purpose of clause (i) above, no buybacks, repurchases, redemptions or similar transactions with respect to the Equity Interests of any Credit Party shall be included in the amount of cash Distributions~~.

PBGC.  The Pension Benefit Guaranty Corporation created by §4002 of ERISA and any successor entity or entities having similar responsibilities.

Permitted Liens.  Liens, security interests and other encumbrances permitted by §8.2.

Person.  Any individual, corporation, limited liability company, partnership, trust, unincorporated association, or other legal entity, and any government or any governmental agency or political subdivision thereof.

Phoenix Portfolio.  The Real Estate owned by Borrower as described in the Phoenix PSA.

Phoenix PSA.  That certain Agreement of Purchase and Sale executed by Borrower and the seller named therein dated as of June 18, 2025.

Phoenix Transaction.  The sale of the Phoenix Portfolio by Borrower to the sellers listed in the Phoenix PSA, the closing of which may occur in three stages.

Pima Property.  That certain Real Estate know as Pima Center, and located at 9000 and 9200 E Pima Center Parkway, Scottsdale, Arizona.

Plan Assets.  Assets of any employee benefit plan subject to Part 4, Subtitle B, Title I of ERISA.

Pledge Agreement.  Each pledge and security agreement executed by the Borrower, or its Subsidiaries in favor of the Agent (a) pledging the Equity Interests owned by Borrower and its Subsidiaries in the various Subsidiaries of the Borrower that own the Pool Properties, and (b) pledging the net proceeds of all asset sales and refinancings of any Real Estate owned by a Subsidiary or the Borrower, in each case, to secure the Obligations and the Hedge Obligations. In no event shall Borrower or any Subsidiary of Borrower be obligated to execute a pledge to Administrative Agent if such pledge would violate the terms of any secured Indebtedness permitted hereunder on any non-Pool Property. Administrative Agent agrees that no Equity Interests to be pledged shall be certificated. With respect to the pledge of Equity Interests, Agent agrees that such pledge shall include a requirement that Agent provide at least thirty (30) days advance written notice to Borrower prior to exercising any rights to the Equity Interests pledged thereunder.

Pool.  The collectively reference to all Pool Properties as of any date.

Pool Debt Yield.  As of any date of calculation, the ratio expressed as a percentage of (i) the Pool NOI, divided by (ii) the aggregate Unsecured Debt, in each case, as of such date.

Pool Leverage Ratio.  As of any date of calculation, the ratio expressed as a percentage of (i) the aggregate Unsecured Debt, to (ii) Total Pool Value.

Pool NOI.  As of any date of calculation, ~~subject to 0,~~ Net Operating Income from all Pool Properties as of the last day of the most recently ended calendar month.

Pool Property(ies).  Eligible Real Estate that has been approved as a Pool Property hereunder and as to which all documents and due diligence required hereunder has been submitted, and as applicable, executed and approved in accordance with §5.1; provided, that the Eligible Real Estate of any Pool Property Owner released pursuant to ~~§5.3~~§5.3 hereof shall automatically cease to be a Pool Property. Schedule PP set forth all of the Pool Properties admitted to the Pool as of the Closing Date.

Pool Property Owner.  From time to time with respect to any Pool Property, a Wholly Owned Subsidiary of the Borrower which is the owner of the fee simple interest in, or the approved ground or tax increment lessee or master lessee of, such Pool Property.

Pool Value.  As of any date of calculation for any Pool Property, ~~subject to 0,~~ the Value of such Pool Property as of such date.

Potential Pool Property.  Any Real Estate of Borrower or a Pool Property Owner which is not at the time included in the Pool and which consists of (i) Eligible Real Estate, or (ii) Real Estate which is capable of becoming Eligible Real Estate through the completion and delivery of Eligible Real Estate Qualification Documents.

Preferred Dividends.  For any period and without duplication, all Distributions paid, declared but not yet paid or otherwise due and payable during such period on Preferred Securities issued by any Credit Party. Preferred Dividends shall not include dividends or distributions (a) paid or payable solely in Equity Interests (other than Mandatorily Redeemable Stock) of identical class payable to holders of such class of Equity Interests; (b) payable to any Credit Party; or (c) constituting or resulting in the redemption of Preferred Securities, other than scheduled redemptions not constituting balloon, bullet or similar redemptions in full.

Preferred Securities.  With respect to any Person, Equity Interests in such Person, which are entitled to preference or priority over any other Equity Interest in such Person in respect of the payment of dividends or distribution of assets upon liquidation or both.

Pricing Level.  Such term shall have the meaning established within the definition of Applicable Margin.

PTE.  A prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.

Rating Agency.  Any of S&P, Moody’s, or Fitch.

Real Estate.  All real property at any time owned or leased (as lessee or sublessee) by Borrower or any of its respective Subsidiaries or non wholly owned Affiliates, including, without limitation, the Pool Properties.

Recipient.  The Agent, the Issuing Lender and any Lender.

Recourse Indebtedness.  As of any date of determination, any Indebtedness (whether secured or unsecured) of a Person other than Non-Recourse Indebtedness.

Register.  See §18.2.

REIT Guarantor.  City Office REIT, Inc.

Release.  See §6.20(c)(iii).

Release Price. For (a) each Pool Property, (x) in the event of a refinancing of such Pool Property, the greater of (i) the Allocated Loan Amount for such Pool Property; (ii) 100% of the net proceeds (calculated based upon the gross proceeds less customary any reasonable closing costs in connection with such refinancing) of such new loan; and (iii) the Threshold Amount, and (y) in the event of a sale of the subject Pool Property, the greater of (i) 135% of the Allocated Loan Amount for such Pool Property; (ii) 100% of the net proceeds of such sale (calculated based upon the gross proceeds less customary and reasonable closing costs, less any amount that is being utilized for a 1031 tax exchange or other tax distributions in connection with such sale, based on details provided by Borrower to Agent and approved by Agent in its reasonable discretion); and (iii) the Threshold Amount, and (b) for each non-Pool Property (i) with respect to a sale of any non-Pool Property, 55% of the net proceeds (calculated net of reasonable and customary closing costs and repayment of any indebtedness secured by such Real Estate, and after establishing any Section 1031 tax exchange deposits required to defer gain realized on such sale or making such distributions of sale proceeds as maybe required to preserve the REIT Guarantor’s status as a real estate investment trust under the Code) of any sale of such non-Pool Property, and (ii) with respect to a refinancing of any non-Pool Property, 55% of the net proceeds (calculated based upon the gross proceeds less customary any reasonable closing costs in connection with such refinancing) of such new loan, which net proceeds in each case shall be promptly distributed to Borrower by the applicable Subsidiary that owns or owned such Real Estate upon the closing of such sale or refinancing.

Relevant Governmental Body.  The Federal Reserve Board or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board or the Federal Reserve Bank of New York, or any successor thereto.

Rent Roll.  A report prepared by the Borrower showing for each Pool Property owned or leased by Borrower or another Pool Property Owner, its occupancy, tenants, lease expiration dates, lease rent and other information in substantially the form presented to Agent on or prior to the date hereof.

Required Lenders.  As of any date, the Lender or Lenders having equal to or greater than sixty-six and 2/3 percent (66.67%) of the Total Commitment or, if the Commitment of each Lender to make Loans, the commitment of the Swing Loan Lender to make Swing Loans, and the obligation of the Issuing Bank to issue Letters of Credit have been terminated pursuant to the terms hereof, Lenders holding in the aggregate equal to or greater than sixty-six and 2/3 percent (66.67%) of the Obligations (including the aggregate amount of each Revolving Credit Lender’s risk participation and funded participation in Letter of Credit Liabilities and Swing Loans); provided that in determining said percentage at any given time, all then existing Defaulting Lenders will be disregarded and excluded and the Applicable Percentages of the Lenders shall be redetermined for voting purposes only to exclude the Applicable Percentages of such Defaulting Lenders; provided further that any time there are two (2) or more unaffiliated non-Defaulting Lenders hereunder, Required Lenders shall mean at least two (2) unaffiliated non-Defaulting Lenders holding such Applicable Percentage.

Reserve Collateral Account.  See §9.9(c).

Reserve Collateral Account Release Condition.  Borrower’s delivery of a Compliance Certificate evidencing that the Pool Leverage Ratio is less than or equal to fifty percent (50%) and the Pool Debt Yield is greater than or equal to thirteen percent (13.00%) for the most recently ended fiscal quarter.

Resolution Authority.  An EEA Resolution Authority or, with respect to any UK Financial Institution, an UK Resolution Authority.

Revolving Availability.  From time to time, an amount equal to the lesser of (a) the Revolving Credit Commitments of all the Lenders minus the Revolving Credit Exposure then Outstanding, or (b) (i) the maximum amount of Total Loan Exposure which could be outstanding for the Borrower to remain in compliance with §9.9(a) and §9.9(b) below, less (ii) the Total Loan Exposure then Outstanding.

Revolving Credit Base Rate Loans.  Revolving Credit Loans bearing interest calculated by reference to the Base Rate.

Revolving Credit Commitment.  With respect to each Revolving Credit Lender, the amount set forth on Schedule 1.1 hereto as the amount of such Revolving Credit Lender’s Revolving Credit Commitment to make or maintain Revolving Credit Loans (other than Swing Loans) to the Borrower, (ii) to participate in Letters of Credit for the account of the Borrower, and (iii) to participate in Swing Loans to the Borrower, as the same may be changed from time to time in accordance with the terms of this Agreement.

Revolving Credit Commitment Percentage.  With respect to each Revolving Credit Lender, the percentage set forth on Schedule 1.1 hereto as such Revolving Credit Lender’s percentage of the Revolving Credit Commitments of all Revolving Credit Lenders, as the same may be changed from time to time in accordance with the terms of this Agreement; provided that if the Revolving Credit Commitments of the Revolving Credit Lenders have been terminated as provided in this Agreement, then the Revolving Credit Commitment of each Revolving Credit Lender shall be determined based on the Revolving Credit Commitment Percentage of such Revolving Credit Lender immediately prior to such termination and after giving effect to any subsequent assignments made pursuant to the terms hereof.

Revolving Credit Daily Simple SOFR Loans.  Revolving Credit Loans bearing interest calculated by reference to Adjusted Daily Simple SOFR.

Revolving Credit Exposure.  Collectively, as of any date of calculation, the aggregate Revolving Credit Loans, Swing Loans and Letter of Credit Liabilities Outstanding on such date.

Revolving Credit Lender(s).  Collectively, the Lenders which have a Revolving Credit Commitment, the initial Revolving Credit Lenders being identified on Schedule 1.1 hereto.

Revolving Credit SOFR Loans.  Revolving Credit Loans bearing interest calculated by reference to SOFR.

Revolving Credit Loan or Loans.  An individual Revolving Credit Loan or the aggregate Revolving Credit Loans, as the case may be, in the maximum principal amount of $300,000,000 (subject to ~~increase as provided in §2.12 and~~ decrease as provided in §2.5) to be made by the Revolving Credit Lenders hereunder as more particularly described in §2.1. Without limiting the foregoing, Revolving Credit Loans shall also include Revolving Credit Loans made pursuant to §2.11(f).

Revolving Credit Maturity Date.  November 16, 2025, as such date may be extended as provided in §2.13, or such earlier date on which the Revolving Credit Loans shall become due and payable pursuant to the terms hereof.

Revolving Credit Term SOFR Loans.  Revolving Credit Loans bearing interest calculated by reference to Adjusted Term SOFR (other than pursuant to clause (c) of the definition of Base Rate).

S&P.  Standard & Poor’s Ratings Group.

Sanctioned Person.  Any Person that is (i) any Person listed in any Sanctions-related list of designated Persons maintained by any Governmental Authority of the United States of America, including without limitation, OFAC or the U.S. Department of State, or by the United Nations Security Council, Her Majesty’s Treasury, the European Union or any other Governmental Authority, (ii) any Person located, operating, organized or resident in a Designated Jurisdiction, (iii) an agency of the government of a Designated Jurisdiction, or (iv) any Person owned or controlled by any Person or agency described in any of the preceding clauses (i) through (iii).

Sanction(s).  Any sanction administered or enforced by the United States Government (including without limitation, OFAC), the United Nations Security Council, the European Union, Her Majesty’s Treasury or other relevant sanctions authority, in each case, solely to the extent applicable to the REIT Guarantor or any of its Subsidiaries.

SEC.  The federal Securities and Exchange Commission.

Secured Debt.  Collectively, all Indebtedness of Borrower, the REIT Guarantor or their direct or indirect Subsidiaries which is secured by a lien on real property or any other asset. Secured Debt shall include Borrower’s and REIT Guarantor’s pro rata share of Secured Debt of any non wholly owned direct or indirect Subsidiary or Affiliate, but shall not include the Obligations.

~~Secured Debt Ratio.  As of any date of calculation, the ratio expressed as a percentage of (i) Secured Debt to (ii) Total Asset Value, in each case, as of such date.~~

Secured Recourse Debt.  Collectively, all Secured Debt of Borrower, the REIT Guarantor or their direct or indirect Subsidiaries that is Recourse Indebtedness.

Secured Recourse Debt Ratio.  As of any date of calculation, the ratio expressed as a percentage of (i) all Secured Recourse Debt to (ii) Total Asset Value, in each case, as of such date.

Security Documents.  Collectively, the Joinder Agreements, the Pledge Agreement, each Guaranty, UCC-1 financing statements and any further collateral security agreements or assignments to the Agent for the benefit of the Lenders to secure the Obligations and any Hedge Obligations, including a collateral assignment of any Derivatives Contract entered into with respect to the Obligations.

SOFR or SOFR Rate.  With respect to any SOFR Business Day, a rate per annum equal to the secured overnight financing rate for such SOFR Business Day.

SOFR Administrator.  The Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate).

SOFR Administrator’s Website.  The website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time.

SOFR Business Day.  Any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

SOFR Index Adjustment.  (i) for Daily Simple SOFR, 0.100000% (10 basis points) and (ii) for Adjusted Term SOFR and with respect to any Interest Period relating to a Term SOFR Loan, the rate per annum set forth in the table below across from the relevant Interest Period:

One-Month	0.100000% (10 basis points)
Three-Month	0.100000% (10 basis points)
Six-Month	0.100000% (10 basis points)

SOFR Loan.  A Loan that bears interest at a rate based on SOFR (other than pursuant to clause (iii) of the definition of “Base Rate”), and includes each Daily Simple SOFR Loan and each Term SOFR Loan.

SOFR Rate Day. As defined in the definition of “Daily Simple SOFR.”

State.  A state of the United States of America and the District of Columbia.

Subsidiary.  For any Person, any corporation, partnership, limited liability company or other entity of which at least a majority of the securities or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such corporation, partnership, limited liability company or other entity (without regard to the occurrence of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person, and shall include all Persons the accounts of which are consolidated with those of such Person pursuant to GAAP.

Subsidiary Guarantor(s).  Collectively, each Person which is a Subsidiary Guarantor as of the Closing Date and each Additional Subsidiary Guarantor that is the direct or indirect owner, or the ground or master lessee of, a Pool Property.

Swap Obligation.  With respect to any Credit Party, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.

Swing Loan.  See §2.6(a).

Swing Loan Lender.  KeyBank, in its capacity as Swing Loan Lender and any successor thereof.

Swing Loan Commitment.  The sum of $25,000,000.00, as the same may be changed from time to time in accordance with the terms of this Agreement. The Swing Loan Commitment is part of, and not in addition to, the Revolving Credit Commitment.

Swing Loan Note.  See §2.6(b).

Taking.  The taking or appropriation (including by deed in lieu of condemnation) of any Pool Property, or any part thereof or interest therein, whether permanently or temporarily, for public or quasi-public use under the power of eminent domain, by reason of any public improvement or condemnation proceeding, or in any other manner or any customarily recognized and compensated damage or injury or diminution in value through condemnation, inverse condemnation or other exercise of the power of eminent domain.

Tangible Net Worth.  The difference between (a) Total Asset Value (excluding the equity value in any Defaulted Asset) less (b) all Indebtedness of the REIT Guarantor and its Subsidiaries.

Taxes.  All present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges (other than the Other Charges) imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

~~Term Lender. Each Lender that has a Term Loan Commitment or holds Term Loans.~~

~~Term Loan. See §2.12.~~

~~Term Loan Commitment. See §2.12.~~

~~Term Loan Commitment Percentage. With respect to each Term Lender, the percentage set forth on Schedule 1.1 hereto as such Term Lender’s percentage of the Term Loan Commitments, as the same may be changed from time to time in accordance with the terms of this Agreement; provided that if the Term Loan Commitments of the Term Lenders have been terminated as provided in this Agreement, then the Term Loan Commitment of each Term Lender shall be determined based on the Term Loan Commitment Percentage of such Term Lender immediately prior to such termination and after giving effect to any subsequent assignments made pursuant to the terms hereof.~~

~~Term Loan Maturity Date. With respect to (a) any 2024 Term Loan, the 2024 Term Loan Maturity Date, (b) any 2026 Term Loan, the 2026 Term Loan Maturity Date, (c) any additional Term Loan, the maturity date for such Term Loan as set forth in the applicable Term Loan Amendment, or such earlier date on which the Term Loan shall become due and payable pursuant to the terms hereof.~~

Term SOFR.  For any calculation with respect to a Term SOFR Loan, the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Lookback Day”) that is two SOFR Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Lookback Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding SOFR Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding SOFR Business Day is not more than three SOFR Business Days prior to such Lookback Day, and for any calculation with respect to a Base Rate Loan, the Term SOFR Reference Rate for a tenor of one month on the day that is two SOFR Business Days prior to the date the Base Rate is determined, subject to the proviso provided above.

Term SOFR Administrator.  CME (or a successor administrator of the Term SOFR Reference Rate, as selected by the Agent in its reasonable discretion).

Term SOFR Loan.  A Loan that bears interest based on the Adjusted Term SOFR (other than pursuant to clause (c) of the definition of Base Rate).

Term SOFR Reference Rate.  The forward-looking term rate based on SOFR.

Terraces Property. That certain Real Estate known as The Terraces, located at 5960 Berkshire Lane, Dallas, Texas.

Then Allocated Loan Amount. With respect to any Pool Property, an amount equal to a pro rata portion of the Total Loan Exposure allocated to such Pool Property based on the ratio of the Value of such

Pool Property to the aggregate Pool Value of all Pool Properties, as evidenced by the most recent Compliance Certificate delivered to Agent in accordance with the terms hereof.

Third Amendment.  That certain Third Amendment to Amended and Restated Credit Agreement by and among Borrower, Guarantors, Agent and the Lenders party thereto, dated as of July 21, 2025 and effective as of the date on which all conditions precedent set forth in Section 3 therein are satisfied.

Third Amendment Effective Date.  The date on which all conditions precedent set forth in Section 3 of the Third Amendment are satisfied.

Threshold Amount.  Such principal amount necessary to maintain compliance with all financial covenants set forth in §§9.1 through and including 9.6, §9.8, and §9.9.

Title Policy. With respect to each Pool Property, an ALTA standard form owner’s title insurance policy in an amount as the Agent may reasonably require based upon the fair market value of the applicable Pool Property insuring that Borrower or the Subsidiary Guarantor holds marketable fee simple title or a valid and subsisting leasehold interest to such parcel, subject only to the encumbrances acceptable to Agent in its sole and absolute discretion and which shall not contain standard exceptions for mechanics liens, persons in occupancy (other than tenants as tenants only under Leases and liens for taxes not yet due and payable) or matters which would be shown by a survey, shall not insure over any matter except to the extent that any such affirmative insurance is acceptable to the Agent in its sole and absolute discretion, and shall contain, if available in the State in which such Real Estate is located, (a) a mezzanine endorsement and (b) such other endorsements and affirmative insurance as the Agent may reasonably require.

Titled Agents.  The Arranger the Syndication Agent, and any co-syndication agents or documentation agent.

Total Asset Value. The sum of (without duplication) (a) the aggregate Value of all of Borrower’s, REIT Guarantor’s and their Subsidiaries’ Real Estate, plus (b) the Value of their mortgage loan investments of the REIT Guarantor and its Subsidiaries, plus (c) the amount of any Unrestricted Cash and Cash Equivalents of the REIT Guarantor and its Subsidiaries, excluding tenant security and other restricted deposits, plus (d) the amount of any restricted cash that is being reserved and earmarked to pay the cost of tenant improvements, leasing commissions, and capital improvements for the Real Estate of the REIT Guarantor and its Subsidiaries. For any non-Wholly Owned Subsidiary, Total Asset Value shall be adjusted for Borrower’s, REIT Guarantor’s and their Subsidiaries’ pro rata ownership percentage.

Total Commitment.  The sum of the Commitments of the Lenders. As of the date of this Agreement and the consummation of the first phase of the Phoenix Transaction, the Total Commitment is ~~Three~~Two Hundred ~~Seventy-Five~~Fifteen Million and No/100 Dollars ($~~375,000,000.00~~215,000,000.00). The Total Commitment ~~may increase~~shall thereafter be reduced on the Commitment Reduction Date, to One Hundred Fifty Million and No/100 Dollars ($150,000,000.00). Thereafter, the Total Commitment may decrease in accordance with ~~§2.12 or decreased in accordance with §2.5~~§2.5 and is otherwise subject to reduction as provided herein.

Total Loan Exposure.  At any time, the aggregate of the Revolving Credit Exposure ~~and Term Loans then Outstanding~~.

Total Pool Value.  As of any date of calculation, ~~subject to 0,~~ the sum of the Pool Value of each Pool Property on such date.

Total Revolving Credit Commitment.  The sum of the Revolving Credit Commitments of the Revolving Credit Lenders. As of the ~~date of this Agreement~~Third Amendment Effective Date, the Total Revolving Credit Commitment is ~~Three~~Two Hundred Fifteen Million and No/100 Dollars ($~~300,000,000.00~~215,000,000.00). On the Commitment Reduction Date, the Total Revolving Credit will be reduced to One Hundred Fifty Million and No/100 Dollars ($150,000,000.00). The Total Revolving Credit Commitment may ~~increase in accordance with §2.12 or~~be decreased in accordance with §2.5 and is otherwise subject to reduction as provided herein.

Transaction Party(ies).  Individually and collectively, without duplication, each Credit Party and each Pool Property Owner.

Type.  As to any Loan, its nature as a Base Rate Loan, Daily Simple SOFR Loan, or a Term SOFR Loan.

U.S. Person.  Any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Code.

U.S. Tax Compliance Certificate.  See §4.4(g)(ii)(B)(III).

UK Financial Institution.  Any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

UK Resolution Authority.  The Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

Unadjusted Benchmark Replacement.  The applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.

Unrestricted Cash and Cash Equivalents.  As of any date of determination, the sum of (a) the aggregate amount of Unrestricted cash and (b) the aggregate amount of Unrestricted Cash Equivalents (valued at fair market value). As used in this definition, “Unrestricted” means the specified asset is not subject to any escrow, reserves or Liens or similar claims of any kind in favor of any Person (other than any statutory right of set off) and is readily available for use by such first Person in its discretion.

Unsecured Debt.  Collectively, all Indebtedness of Borrower, REIT Guarantor or their direct or indirect Subsidiaries, which is not Secured Debt, including, without limitation, the Obligations.

Unused Fee Rate.  A per annum rate equal to (a) 0.25% per annum on the actual daily unused amount of the Total Revolving Credit Commitment of such Lender if usage is less than or equal to 50%, and (b) at 0.15% per annum on the actual daily unused amount of the Total Revolving Credit Commitment of such Lender if usage is greater than 50%.

Value.  As of any date of calculation:

(a) For each operating Real Estate (including any Pool Property) (i) if such Real Estate has been owned by the Borrower or its Subsidiaries for less than eighteen (18) months as of such date, undepreciated cost basis of such Real Estate as of such date and (ii) otherwise, the Net Operating Income from such Real

Estate for the immediately preceding quarter, annualized, then divided by the Capitalization Rate applicable to such Real Estate; ~~or~~

(b)   For Real Estate that is under construction or development for which no certificate of occupancy has been issued, the undepreciated cost basis thereof;

(c)   For each unimproved land parcel, the undepreciated cost basis thereof; ~~and~~or

(d)   For each mortgage loan investment, the lower of cost basis or face value thereof.

Wholly Owned Subsidiary.  As to Borrower, any Subsidiary of Borrower that is directly or indirectly owned 100% by Borrower.

Withholding Agent.  Any Credit Party and the Agent.

Write-Down and Conversion Powers.  (a) With respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

§10.2  Rules of Interpretation.

(a)  A reference to any document or agreement shall include such document or agreement as amended, restated, modified or supplemented from time to time in accordance with its terms and the terms of this Agreement.

(b)  The singular includes the plural and the plural includes the singular.

(c)  A reference to any law includes any amendment or modification of such law.

(d)  A reference to any Person includes its permitted successors and permitted assigns.

(e)  Accounting terms not otherwise defined herein have the meanings assigned to them by GAAP applied on a consistent basis by the accounting entity to which they refer.

(f)  The words “include”, “includes” and “including” are not limiting.

(g)  The words “approval” and “approved”, as the context requires, means an approval in writing given to the party seeking approval.

(h)  All terms not specifically defined herein or by GAAP, which terms are defined in the Uniform Commercial Code as in effect in the State of New York, have the meanings assigned to them therein.

(i)   Reference to a particular “§”, refers to that section of this Agreement unless otherwise indicated.

(j)   The words “herein”, “hereof”, “hereunder” and words of like import shall refer to this Agreement as a whole and not to any particular section or subdivision of this Agreement.

(k)   The words “the date hereof” or words of like import shall mean the date that this Agreement is fully executed by all parties.

(l)   In the event of any change in generally accepted accounting principles after the date hereof or any other change in accounting procedures pursuant to §7.3 which would affect the computation of any financial covenant, ratio or other requirement set forth in any Loan Document, then upon the request of Borrower or Agent, the Borrower and the Agent shall negotiate promptly, diligently and in good faith in order to amend the provisions of the Loan Documents such that such financial covenant, ratio or other requirement shall continue to provide substantially the same financial tests or restrictions of the Borrower as in effect prior to such accounting change, as determined by the Agent in its good faith judgment. Until such time as such amendment shall have been executed and delivered by the Borrower and the Agent, such financial covenants, ratio and other requirements, and all financial statements and other documents required to be delivered under the Loan Documents, shall be calculated and reported as if such change had not occurred.

(m)   To the extent that any of the representations and warranties contained in this Agreement or any other Loan Document is qualified by “Material Adverse Effect” or any other materiality qualifier, then any further qualifier as to representations and warranties being true and correct “in all material respects” contained elsewhere in the Loan Documents shall not apply with respect to any such representations and warranties.

§10.3  Amendment and Restatement of the Original Credit Agreement. On the Closing Date, the commitment of each lender that is a party to the Original Credit Agreement but is not a party to this Agreement (an “Exiting Lender”) will be terminated, all outstanding obligations owing to the Exiting Lenders will be repaid in full and each Exiting Lender will cease to be a Lender under the Existing Credit Agreement and will not be a Lender under this Agreement. As of the Closing Date, the remaining “Lenders” under (and as defined in) the Original Credit Agreement shall be Lenders under this Agreement with Commitments as set forth on Schedule 1.1 hereto and by its execution and delivery of this Agreement, each such Lender hereby consents to the execution and delivery of this Agreement and to the non-pro rata reduction of commitments occurring on the Closing Date as a result of the termination of the commitments of the Exiting Lenders, and the concurrent repayment in full of all loans and other obligations owing (whether or not due) to the Exiting Lenders. The parties to this Agreement agree that, upon (i) the execution and delivery by each of the parties hereto of this Agreement and (ii) satisfaction of the conditions set forth in §10, the terms and provisions of the Original Credit Agreement shall be and hereby are amended, superseded and restated in their entirety by the terms and provisions of this Agreement. This Agreement is not intended to and shall not constitute a novation, payment and reborrowing or termination of the “Obligations” (as defined in the Original Credit Agreement). All “Loans” made and “Obligations” incurred under the Original Credit Agreement which are outstanding on the Closing Date, if any, shall continue as, and shall constitute, Loans and Obligations under (and shall be governed by the terms of) this Agreement and the other Loan Documents. Without limiting the foregoing, upon the effectiveness hereof, all references in the “Loan Documents” (as defined in the Original Credit Agreement) to the “Obligations” shall be deemed to refer to the Obligations hereunder.

§10.4  Rates.  The interest rate on Loans denominated in Dollars may be determined by reference to a benchmark rate that is, or may in the future become, the subject of regulatory reform or cessation. The Agent does not warrant or accept responsibility for, and shall not have any liability with respect to (a) the continuation of, administration of, submission of, calculation of or any other matter related to the Base Rate, Daily Simple SOFR, Adjusted Daily Simple SOFR, the Term SOFR Reference Rate, Adjusted Term

SOFR or Term SOFR, or any component definition thereof or rates referred to in the definition thereof, or any alternative, successor or replacement rate thereto (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement) will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, the Base Rate, Daily Simple SOFR, Adjusted Daily Simple SOFR, the Term SOFR Reference Rate, Adjusted Term SOFR or Term SOFR or any other Benchmark prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Conforming Changes. The Agent and its affiliates or other related entities may engage in transactions that affect the calculation of the Base Rate, Daily Simple SOFR, Adjusted Daily Simple SOFR, the Term SOFR Reference Rate, Adjusted Term SOFR or Term SOFR, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto, in each case, in a manner adverse to the Borrower. The Agent may select information sources or services in its reasonable discretion to ascertain the Base Rate, Daily Simple SOFR, Adjusted Daily Simple SOFR, the Term SOFR Reference Rate, Adjusted Term SOFR or Term SOFR or any other Benchmark, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service. The Agent will, in keeping with industry practice, continue using its current rounding practices in connection with the Base Rate, Daily Simple SOFR, Adjusted Daily Simple SOFR, the Term SOFR Reference Rate, Adjusted Term SOFR or Term SOFR. In connection with the use or administration of Daily Simple SOFR and Term SOFR, the Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. The Agent will promptly notify the Borrower and the Lenders of the effectiveness of any Conforming Changes in connection with the use or administration of Daily Simple SOFR and Term SOFR.

§11. THE CREDIT FACILITY.

~~§2.1 Loans.~~

§11.1   ~~(a)~~ Revolving Credit Loans.  Subject to the terms and conditions set forth in this Agreement, each of the Revolving Credit Lenders severally agrees to lend to the Borrower, and the Borrower may borrow (and repay and reborrow) from time to time between the Closing Date and the Revolving Credit Maturity Date upon notice by the Borrower to the Agent given in accordance with §2.8, revolving loans in such amounts as are requested by the Borrower for the purposes set forth in §2.10 up to a maximum aggregate principal amount outstanding such that (after giving effect to all amounts requested) (i) such Revolving Credit Lender’s Revolving Credit Commitment Percentage of the aggregate Revolving Credit Exposure shall not exceed such Revolving Credit Lender’s Revolving Credit Commitment, (ii) the aggregate Revolving Credit Exposure shall not exceed the Total Revolving Credit Commitment or the Borrowing Base Availability ~~minus the Outstanding Term Loans~~, and (iii) the Total Loan Exposure shall not exceed the Total Commitment or the Borrowing Base Availability; provided, that, in all events no Default or Event of Default shall have occurred and be continuing; and provided, further, that the outstanding principal amount of the Revolving Credit Exposure (after giving effect to all amounts requested) shall not at any time cause a violation of the covenants set forth in §9. The Revolving Credit Loans shall be made pro rata in accordance with each Revolving Credit Lender’s Revolving Credit Commitment Percentage. Each request for a Revolving Credit Loan hereunder shall constitute a representation and warranty by the Borrower that all of the conditions required of Borrower set forth in §10 and §11 have been satisfied on the date of such request (or if such condition is required to have been satisfied only as of the initial Closing Date, that such condition was satisfied as of the Closing Date), or to the extent all of the conditions required of Borrower set forth in §10 and §11 are not satisfied or deemed satisfied as of the date of such request, such shall not result in any Material Adverse Effect. The Agent may assume that the conditions in §10 and §11 have been satisfied unless it receives prior written notice from a Revolving Credit Lender that such conditions have not been satisfied. No Revolving Credit Lender shall have any obligation to make Revolving Credit Loans to Borrower in the maximum aggregate principal outstanding balance of more than the principal face amount of its Revolving Credit Commitment, as applicable.

~~(b) Term Loans. The 2024 Term Loans were advanced in full on September 27, 2019 under the Original Credit Agreement.~~

§11.2  RESERVED.

§11.3  Notes.  The Loans owed to any Lender shall, if requested by such Lender, be evidenced by separate Notes, dated of even date with this Agreement (except as otherwise provided in §18.3) and completed with appropriate insertions. One Note shall be payable to the order of each Lender which so requests the issuance of a Note in the principal amount equal to such Lender’s Commitment or, if less, the outstanding amount of all Loans made by such Lender, plus interest accrued thereon, as set forth below.

§11.4  Fees.

(a)  The Borrower agrees to pay to the Agent for the account of the Revolving Credit Lenders (other than any Defaulting Lender) in accordance with their respective Revolving Credit Commitment Percentages a facility unused fee, which shall accrue during the period from and including the Closing Date to, but excluding, the Investment Grade Pricing Date, calculated at the Unused Fee Rate on the actual daily amount by which the Total Revolving Credit Commitment exceeds the outstanding principal amount of Revolving Credit Exposure during each calendar quarter or portion thereof commencing on the Closing Date and ending on the Revolving Credit Maturity Date, in all cases subject to §14.16(a)(iii). The facility unused fee shall be calculated by Agent for each quarter based on the ratio (expressed as a percentage) of (a) the actual daily amount of the outstanding principal amount of the Revolving Credit Exposure during such quarter to (b) the Total Revolving Credit Commitment. The facility unused fee shall be payable quarterly in arrears on the fifth (5th) day of each calendar quarter for the immediately preceding calendar quarter or portion thereof, and on any earlier date on which the Revolving Credit Commitments shall be reduced or shall terminate as provided in §2.5, with a final payment on the Revolving Credit Maturity Date.

(b)  From and after the Investment Grade Pricing Date, the Borrower agrees to pay to the Agent for the account of the Revolving Credit Lenders (other than any Defaulting Lender) in accordance with their respective Revolving Credit Commitment Percentages a facility fee (the “Facility Fee”) which shall accrue at the per annum rate referenced in the grid set forth in clause (b) of the definition of Applicable Margin, times the Total Revolving Credit Commitment. Such fee shall be payable quarterly in arrears on the fifth (5th) day of each calendar quarter for the immediately preceding calendar quarter or portion thereof, and on any earlier date on which the Revolving Credit Commitments shall be reduced or shall terminate as provided in §2.5, with a final payment on the Revolving Credit Maturity Date.

(c)  The Borrower acknowledges that the fees payable hereunder are bona fide commitment fees and are intended as reasonable compensation to the Revolving Lenders for committing to make funds available to the Borrower as described herein and for no other purposes.

§11.5  Reduction and Termination of the Revolving Credit Commitments.  The Borrower shall have the right at any time and from time to time upon five (5) Business Days’ prior written notice to the

Agent to reduce by $~~25,000,000~~10,000,000 or an integral multiple of $~~25,000,000~~10,000,000 in excess thereof ~~(provided that, in no event shall the Total Revolving Credit Commitment be reduced in such manner to an amount less than $100,000,000)~~ or to terminate entirely the Revolving Credit Commitments, whereupon the Revolving Credit Commitments of the Revolving Credit Lenders shall be reduced pro rata in accordance with their respective Revolving Credit Commitment Percentages of the amount specified in such notice or, as the case may be, terminated, any such termination or reduction to be without penalty except as otherwise set forth in §4.8; provided, however, that no such termination or reduction shall be permitted if, after giving effect thereto, the Revolving Credit Exposure then Outstanding would exceed the Total Revolving Credit Commitment or the Total Loan Exposure then Outstanding would exceed the Total Commitment, in each case, as so terminated or reduced. Promptly after receiving any notice from the Borrower delivered pursuant to this §2.5, the Agent will notify the Revolving Credit Lenders of the substance thereof. Any reduction of the Revolving Credit Commitment shall also result in a proportionate reduction (rounded to the next lowest integral multiple of $100,000) in the maximum amount of Swing Loans and Letters of Credit. Upon the effective date of any such reduction or termination, the Borrower shall pay to the Agent for the respective accounts of the Revolving Credit Lenders the full amount of any unused facility unused fee or facility fee under §2.4 then accrued on the amount of the reduction. No reduction or termination of the Revolving Credit Commitments may be reinstated. ~~After any reduction in the Total Commitment under this §2.5, the Borrower’s option to increase the Total Commitment provided in §2.12 shall terminate.~~

§11.6  Swing Loan Commitment.

(a)  Subject to the terms and conditions set forth in this Agreement, Swing Loan Lender agrees to lend to the Borrower (the “Swing Loans”), and the Borrower may borrow (and repay and reborrow) from time to time between the Closing Date and the date which is ten (10) Business Days prior to the Revolving Credit Maturity Date upon notice by the Borrower to the Swing Loan Lender given in accordance with this §2.6, such sums as are requested by the Borrower for the purposes set forth in §2.10 in an aggregate principal amount at any one time outstanding not exceeding the Swing Loan Commitment; provided, that, in all events, after giving effect to such Swing Loan (i) no Default or Event of Default shall have occurred and be continuing; (ii) the aggregate Outstanding Revolving Credit Exposure shall not exceed the Total Revolving Credit Commitment or the Borrowing Base Availability ~~minus the Outstanding Term Loans~~, (iii) the aggregate Outstanding Total Loan Exposure shall not exceed the Total Commitment or the Borrowing Base Availability, (iv) such Swing Loan would not cause a violation of the financial covenants set forth in §9 (calculated on a pro forma basis after giving effect to the proposed Swing Loan and the application of the proceeds in connection with any permitted transaction undertaken in connection therewith), (v) the Outstanding Swing Loans shall not be in excess of the Swing Loan Commitment, (vi) no Revolving Credit Lender is a Defaulting Lender, unless the Swing Loan Lender has entered into arrangements, including the delivery of cash collateral, satisfactory to the Swing Loan Lender (in its sole discretion) with the Borrowers or such Defaulting Lender to eliminate the Swing Loan Lender’s actual or potential Fronting Exposure with respect to the Defaulting Lender arising from either the Swing Loan then proposed to be made or that Swing Loan and all other Swing Loans as to which the Swing Loan Lender has actual or potential Fronting Exposure, as it may elect in its sole discretion and (vii) the conditions set forth in §10 and §11 have been satisfied both on the date of the request and at the time that the Advance is to be made. The funding of a Swing Loan hereunder shall constitute a representation and warranty by the Borrower that all of the conditions set forth in §10 and §11 have been satisfied on the date of such funding (or if such condition is required to have been satisfied only as of the Closing Date, that such condition was satisfied as of the Closing Date). The Swing Loan Lender may assume that the conditions in §10 and §11 have been satisfied unless Swing Loan Lender has received written notice from a Revolving Credit Lender that such conditions have not been satisfied. Each Swing Loan shall be due and payable upon the earlier of demand by the Agent or within ten (10) Business Days of the date such Swing Loan was provided and Borrower hereby agrees to the extent not repaid as contemplated by §2.6(d) below) to repay each Swing

Loan on or before the earlier of the date that is ten (10) Business Days from the date such Swing Loan was provided or demand for such repayment by the Agent. The proceeds of any Swing Loan may not be utilized to repay another Swing Loan

(b)   The Swing Loans shall be evidenced by a separate promissory note of the Borrower in substantially the form of Exhibit B hereto (the “Swing Note”), dated the date of this Agreement and completed with appropriate insertions. The Swing Loan Note shall be payable to the order of the Swing Loan Lender in the principal face amount equal to the Swing Loan Commitment and shall be payable as set forth below.

(c)   Borrower shall request a Swing Loan by delivering to the Swing Loan Lender a Loan Request executed by an Authorized Officer no later than 1:00 p.m. (Eastern time) on the requested Drawdown Date specifying the amount of the requested Swing Loan (which shall be in the minimum amount of $1,000,000) and providing the wire instructions for the delivery of the Swing Loan proceeds. Each such Loan Request shall be irrevocable and binding on the Borrower and shall obligate the Borrower to accept such Swing Loan on the Drawdown Date. Notwithstanding anything herein to the contrary, each Swing Loan shall be a Base Rate Loan and shall bear interest at the Base Rate plus the Applicable Margin for Revolving Credit Base Rate Loans. The proceeds of the Swing Loan will be disbursed by wire by the Swing Loan Lender to the Borrower no later than 3:00 p.m. (Eastern time) on the requested Drawdown Date.

(d)   The Swing Loan Lender shall, within two (2) Business Days after the Drawdown Date with respect to such Swing Loan, request each Revolving Credit Lender, including the Swing Loan Lender, to make a Revolving Credit Loan pursuant to §2.1(a) in an amount equal to such Revolving Credit Lender’s Revolving Credit Commitment Percentage of the amount of the Swing Loan outstanding on the date such notice is given. In the event that the Borrower does not notify the Agent in writing otherwise on or before noon (Eastern time) of the Drawdown Date with respect to such Swing Loan, Agent shall notify the Revolving Credit Lenders that such Revolving Credit Loan shall be a Revolving Credit Term SOFR Loan with an Interest Period of one (1) month, provided that the making of such Revolving Credit Term SOFR Loan will not be in contravention of any other provision of this Agreement, or if the making of a Revolving Credit Term SOFR Loan would be in contravention of this Agreement, then such notice shall indicate that such loan shall be a Revolving Credit Base Rate Loan. Borrower hereby irrevocably authorizes and directs the Swing Loan Lender to so act on its behalf, and agrees that any amount advanced to the Agent for the benefit of the Swing Loan Lender pursuant to this §2.6(d) shall be considered a Revolving Credit Loan pursuant to §2.1(a). Unless any of the events described in §12.1(g), §12.1(h) or §12.1(i) shall have occurred (in which event the procedures of §2.6(e) shall apply), each Revolving Credit Lender shall make the proceeds of its Revolving Credit Loan available to the Swing Loan Lender for the account of the Swing Loan Lender at the Agent’s Head Office prior to 12:00 noon (Eastern time) in funds immediately available no later than the third (3rd) Business Day after the date such notice is given just as if the Revolving Credit Lenders were funding directly to the Borrower, so that thereafter such Obligations shall constitute Revolving Credit Loans and be evidenced by the Notes of the Revolving Credit Lenders. The proceeds of such Revolving Credit Loan shall be immediately applied to repay the Swing Loans.

(e)   If for any reason a Swing Loan cannot be refinanced by a Revolving Credit Loan pursuant to §2.6(d) (including due to a Defaulting Lender’s failure to fund), each Revolving Credit Lender will, on the date such Revolving Credit Loan pursuant to §2.6(d) was to have been made, purchase an undivided participation interest in the Swing Loan in an amount equal to its Revolving Credit Commitment Percentage of such Swing Loan (or portion thereof). Each Revolving Credit Lender will immediately transfer to the Swing Loan Lender in immediately available funds the amount of its participation and upon receipt thereof the Swing Loan Lender will deliver to such Revolving Credit Lender a Swing Loan participation certificate dated the date of receipt of such funds and in such amount.

(f)   Whenever at any time after the Swing Loan Lender has received from any Revolving Credit Lender funds in respect of such Revolving Credit Lender’s participation interest in a Swing Loan, or the Swing Loan Lender receives any payment on account thereof, the Swing Loan Lender will distribute to such Revolving Credit Lender its participation interest in such amount (appropriately adjusted in the case of interest payments to reflect the period of time during which such Revolving Credit Lender’s participating interest was outstanding and funded); provided, however, that in the event that such payment received by the Swing Loan Lender is required to be returned, such Revolving Credit Lender will return to the Swing Loan Lender any portion thereof previously distributed by the Swing Loan Lender to it.

(g)   Each Revolving Credit Lender’s obligation to fund a Revolving Credit Loan as provided in §2.6(d) or to purchase participation interests pursuant to §2.6(e) shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation, (i) any setoff, counterclaim, recoupment, defense or other right which such Revolving Credit Lender or the Borrower may have against the Swing Loan Lender, the Borrower or anyone else for any reason whatsoever; (ii) the occurrence or continuance of a Default or an Event of Default; (iii) any adverse change in the condition (financial or otherwise) of the Borrower or any of their respective Subsidiaries; (iv) any breach of this Agreement or any of the other Loan Documents by the Borrower or any Lender; or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing. Any portions of a Swing Loan not so purchased or converted may be treated by the Agent and Swing Loan Lender as against such Revolving Credit Lender as a Revolving Credit Loan which was not funded by the non-purchasing Revolving Credit Lender as contemplated by §2.8 and §12.5, and shall have such rights and remedies against such Revolving Credit Lender as are set forth in §§2.8, 12.5 and 14.5. Each Swing Loan, once so sold or converted, shall cease to be a Swing Loan for the purposes of this Agreement, but shall be a Revolving Credit Loan made by each Revolving Credit Lender under its Revolving Credit Commitment.

§11.7  Interest on Loans.

(a)   Each Loan ~~of each Class~~ that is a Base Rate Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the date on which such Base Rate Loan is repaid or converted to a SOFR Loan at the rate per annum equal to the sum of the Base Rate plus the Applicable Margin for ~~the applicable Class of~~ Base Rate Loans.

(b)   Each Loan ~~of each Class~~ that is a Daily Simple SOFR Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the date on which such Daily Simple SOFR Loan is repaid or converted to a Term SOFR Loan or a Base Rate Loan, at the rate per annum equal to the sum of Adjusted Daily Simple SOFR plus the Applicable Margin for ~~the applicable Class of~~ Daily Simple SOFR Loans.

(c)   Each Loan ~~of each Class~~ that is a Term SOFR Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of each Interest Period with respect thereto, at the rate per annum equal to the sum of Adjusted Term SOFR determined for such Interest Period plus the Applicable Margin for ~~the applicable Class of~~ Term SOFR Loans.

(d)   The Borrower promises to pay interest on each Loan in arrears on each Interest Payment Date with respect thereto.

(e)   Base Rate Loans and SOFR Loans may be converted to Loans of the ~~same Class of the~~ other Type as provided in §4.1.

(f)   The parties understand that, prior to the Investment Grade Pricing Date, the applicable interest rate for the Loans and certain fees set forth herein may be determined and/or adjusted from time to time based upon certain financial ratios and/or other information to be provided or certified to the Lenders by Borrower (the “Borrower Information”). If it is subsequently determined that any such Borrower Information was incorrect (for whatever reason, including without limitation because of a subsequent restatement of earnings by the Borrower) at the time it was delivered to the Agent, and if the applicable interest rate or fees calculated for any period were different than they should have been had the correct information been timely provided, then, such interest rate and such fees for such period shall be automatically recalculated using correct Borrower Information. The Agent shall promptly notify Borrower in writing of any additional interest and fees due because of such recalculation, and the Borrower shall pay such additional interest or fees due to the Agent, for the account of each Lender, within five (5) Business Days of receipt of such written notice. Borrower shall receive a credit or refund of any overpayment promptly after such determination. Any recalculation of interest or fees required by this provision shall survive the termination of this Agreement for a period of 180 days, and this provision shall not in any way limit any of the Agent’s, the Issuing Lender’s or any Lender’s other rights under this Agreement.

§11.8  Requests for Revolving Credit Loans. The Borrower shall give to the Agent written notice executed by an Authorized Officer in the form of Exhibit D hereto (or telephonic notice confirmed in writing in the form of Exhibit D hereto) of each Revolving Credit Loan requested hereunder (a “Loan Request”) by 1:00 p.m. (Eastern time) one (1) Business Day prior to the proposed Drawdown Date with respect to Revolving Credit Base Rate Loans or Revolving Credit Daily Simple SOFR Loans and two (2) Business Days prior to the proposed Drawdown Date with respect to Revolving Credit Term SOFR Loans, together with an executed Borrowing Base Availability Certificate in the form of Exhibit F. Each such notice shall specify with respect to the requested Revolving Credit Loan the proposed principal amount of such Revolving Credit Loan, the Type of Revolving Credit Loan, the initial Interest Period (if applicable) for such Revolving Credit Loan and the Drawdown Date. Promptly upon receipt of any such notice, the Agent shall notify each of the Revolving Credit Lenders thereof. Each such Loan Request shall be irrevocable and binding on the Borrower and shall obligate the Borrower to accept the Revolving Credit Loan requested from the Revolving Credit Lenders on the proposed Drawdown Date. The Borrower shall be liable to each Lender for any costs or expenses incurred by such Lender in the event that it fails to borrow any requested Term SOFR Loan. Nothing herein shall prevent the Borrower from seeking recourse against any Revolving Credit Lender that fails to advance its proportionate share of a requested Revolving Credit Loan as required by this Agreement. Each Loan Request shall be (a) for a Revolving Credit Base Rate Loan or Revolving Credit Daily Simple SOFR Loan in a minimum aggregate amount of $100,000; or (b) for a Revolving Credit Term SOFR Loan in a minimum aggregate amount of $500,000; provided, however, that there shall be no more than six (6) Revolving Credit Term SOFR Loans outstanding at any one time. If no election as to the Type of Revolving Credit Loan is specified, then the requested Revolving Credit Loan shall be a Revolving Credit Base Rate Loan. If no election is specified as to whether a Revolving Credit SOFR Loan is to be a Revolving Credit Term SOFR Loan or Revolving Credit Daily Simple SOFR Loan, then the requested Revolving Credit SOFR Loan shall be a Revolving Credit Daily Simple SOFR Loan. If no Interest Period is specified with respect to any requested Revolving Credit Term SOFR Loan, then the Borrower shall be deemed to have selected an Interest Period of one (1) month.

§11.9  Funds for Loans.

(a)   Not later than noon (Eastern time) on the proposed Drawdown Date of any Revolving Credit Loans, each of the Revolving Credit Lenders will make available to the Agent, at the Agent’s Head Office, in immediately available funds, the amount of such Lender’s Revolving Credit Commitment Percentage of the amount of the requested Loans which may be disbursed pursuant to §2.1(a). Upon receipt from each such Revolving Credit Lender of such amount, and upon receipt of the documents required by §10 and §11 and the satisfaction of the other conditions set forth therein to the extent applicable, the Agent will make available to the Borrower the aggregate amount of such Revolving Credit Loans made available to the Agent by the Revolving Credit Lenders by crediting such amount to the account of the Borrower maintained at the Agent’s Head Office or wiring such funds in accordance with Borrower’s written instructions. The failure or refusal of any Revolving Credit Lender to make available to the Agent at the aforesaid time and place on any Drawdown Date the amount of its Revolving Credit Commitment Percentage of the requested Loans shall not relieve any other Revolving Credit Lender from its several obligation hereunder to make available to the Agent the amount of such other Lender’s Revolving Credit Commitment Percentage of any requested Loans, including any additional Revolving Credit Loans that may be requested subject to the terms and conditions hereof to provide funds to replace those not advanced by the Lender so failing or refusing. In the event of any such failure or refusal, the Revolving Credit Lenders not so failing or refusing shall be entitled to a priority secured position as against the Revolving Credit Lender or Revolving Credit Lenders so failing or refusing to make available to the Borrower the amount of its or their Revolving Credit Commitment Percentage for such Loans as provided in §12.5.

(b)   Unless the Agent shall have been notified by any Lender prior to the applicable Drawdown Date that such Lender will not make available to Agent such Lender’s Applicable Percentage of a proposed Loan that it is required to make hereunder, Agent may in its discretion assume that such Lender has made such Loan available to Agent in accordance with the provisions of this Agreement and the Agent may, if it chooses, in reliance upon such assumption make such Loan available to the Borrower, and such Lender shall be liable to the Agent for the amount of such advance. If such Lender does not pay such corresponding amount upon the Agent’s demand therefor, the Agent will promptly notify the Borrower, and the Borrower shall promptly pay such corresponding amount to the Agent, with Agent agreeing to provide Borrower with at least thirty (30) days to make such repayment, unless Borrower has requested that Agent provide such funds on behalf of the subject Lender, in which event such repayment shall be due within two (2) Business Days. The Agent shall also be entitled to recover from such Lender or the Borrower (without duplication), as the case may be, interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Agent to the Borrower to the date such corresponding amount is recovered by the Agent at a per annum rate equal to (i) from the Borrower at the applicable rate for such Loan or (ii) from a Lender at the Federal Funds Effective Rate.

§11.10  Use of Proceeds. The Borrower and its Subsidiaries will use the proceeds of the Loans and Letters of Credit solely to (a) pay closing costs in connection with this Agreement; (b) repay existing loans, (c) fund acquisitions of Eligible Real Estate ~~and redevelopment and/or development projects~~simultaneously becoming Pool Properties, (d) fund capital and construction expenditures, tenant improvements, leasing commissions and property and equipment acquisitions; and (e) for general working capital purposes (including without limitation to finance direct and indirect acquisitions and other investments in real estate, interest shortfalls, for the buyback, redemption, retirement or other acquisition of shares of the REIT Guarantor’s Equity Interests, and for other general operating expenses, including without limitation taxes, insurance and other expenses) but excluding (i) direct advances for the payment of any interest due hereunder, and (ii) funding acquisitions of non-Pool Properties.

§11.11  Letters of Credit.

(a)   Subject to the terms and conditions set forth in this Agreement, at any time and from time to time from the Closing Date through the day that is thirty (30) days prior to the Revolving Credit Maturity Date, the Issuing Lender shall issue such Letters of Credit denominated in Dollars as the Borrower may request upon the delivery of a written request in the form of Exhibit E hereto (a “Letter of Credit Request”) to the Issuing Lender, provided that, after giving effect thereto (i) no Default or Event of Default shall have occurred and be continuing, (ii) upon issuance of such Letter of Credit, the Outstanding Amount of Letter of Credit Liabilities shall not exceed the Letter of Credit Sublimit, (iii) in no event shall the Total Loan Exposure exceed the Total Commitment or the Borrowing Base Availability, (iv) in no event shall the Outstanding principal amount of the Revolving Credit Exposure exceed the Total Revolving Credit Commitment or the Borrowing Base Availability ~~minus the Outstanding Term Loans~~ or cause a violation of the covenant set forth in §9.1, (v) the conditions set forth in §§10 and 11 shall have been satisfied (or if such condition is required to have been satisfied only as of the Closing Date, that such condition was satisfied as of the Closing Date) or waived by Agent, (vi) no Revolving Credit Lender is a Defaulting Lender (provided Issuing Lender may, in its sole discretion, be entitled to waive this condition), unless the Issuing Lender has entered into arrangements, including the delivery of cash collateral, satisfactory to the Issuing Lender (in its sole discretion) with the Borrower or such Defaulting Lender to eliminate the Issuing Lender’s actual or potential Fronting Exposure with respect to the Defaulting Lender arising from either the Letter of Credit then proposed to be issued or that Letter of Credit and all other Letter of Credit Liabilities as to which the Issuing Lender has actual or potential Fronting Exposure, as it may elect in its sole discretion, and (vii) in no event shall any amount drawn under a Letter of Credit be available for reinstatement or a subsequent drawing under such Letter of Credit. Notwithstanding anything to the contrary contained in this §2.11, the Issuing Lender shall not be obligated to issue, amend, extend, renew or increase any Letter of Credit at a time when any other Revolving Credit Lender is a Defaulting Lender, unless the Issuing Lender is satisfied that the participation therein will otherwise be fully allocated to the Lenders that are not Defaulting Lenders consistent with §14.16 and the Defaulting Lender shall have no participation therein, except to the extent the Issuing Lender has entered into arrangements with the Borrowers or such Defaulting Lender which are satisfactory to the Issuing Lender in its good faith determination to eliminate the Issuing Lender’s Fronting Exposure with respect to any such Defaulting Lender, including the delivery of cash collateral. The Issuing Lender may assume that the conditions in §10 and §11 have been satisfied unless it receives written notice from a Revolving Credit Lender that such conditions have not been satisfied. Each Letter of Credit Request shall be executed by an Authorized Officer of Borrower. The Issuing Lender shall be entitled to conclusively rely on such Person’s authority to request a Letter of Credit on behalf of Borrower. The Issuing Lender shall have no duty to verify the authenticity of any signature appearing on a Letter of Credit Request. The Borrower assumes all risks with respect to the use of the Letters of Credit. Unless the Issuing Lender and the Majority Lenders otherwise consent, the term of any Letter of Credit shall not exceed a period of time commencing on the issuance of the Letter of Credit and ending one year after the date of issuance thereof (provided that the consent of the Required Lenders shall be required if such period would exceed two years after the issuance date of such Letter of Credit), subject to extension pursuant to an “evergreen” clause reasonably acceptable to Agent and Issuing Lender (but in any event the term shall not extend beyond thirty (30) days prior to the Revolving Credit Maturity Date, inclusive of any extension option under §2.13, unless the Borrower has provided to Agent cash collateral reasonably acceptable to the Agent in an amount equal to the Letter of Credit Liability with respect to any Letter of Credit which extends beyond thirty (30) days prior to the Revolving Credit Maturity Date). The amount available to be drawn under any Letter of Credit shall reduce on a dollar-for-dollar basis the amount available to be drawn under the Total Revolving Credit Commitment as a Revolving Credit Loan.

(b)   Each Letter of Credit Request shall be submitted to the Issuing Lender at least three (3) Business Days (or such shorter period as the Issuing Lender may approve) prior to the date upon which the requested Letter of Credit is to be issued. Each such Letter of Credit Request shall contain (i) a statement as to the purpose for which such Letter of Credit shall be used (which purpose shall be in accordance with the terms of this Agreement), and (ii) a certification by an Authorized Officer or the chief financial or chief accounting officer of Borrower that the Borrower is and will be in compliance with all covenants under the Loan Documents after giving effect to the issuance of such Letter of Credit. The Borrower shall further deliver to the Issuing Lender such additional applications (which application as of the date hereof is in the form of Exhibit I attached hereto) and documents as the Issuing Lender may reasonably require, in conformity with the then standard practices of its letter of credit department applicable to all or substantially all similarly situated Borrower, in connection with the issuance of such Letter of Credit; provided that in the event of any conflict, the terms of this Agreement shall control.

(c)   The Issuing Lender shall, subject to the conditions set forth in this Agreement, issue the Letter of Credit on or before three (3) Business Days following receipt of the documents last due pursuant to §2.11(b). Each Letter of Credit shall be in form and substance reasonably satisfactory to the Issuing Lender in its reasonable discretion.

(d)   Upon the issuance of a Letter of Credit, each Revolving Credit Lender shall be deemed to have purchased a participation therein from Issuing Lender in an amount equal to its respective Revolving Credit Commitment Percentage of the amount of such Letter of Credit. No Revolving Credit Lender’s obligation to participate in a Letter of Credit shall be affected by any other Revolving Credit Lender’s failure to perform as required herein with respect to such Letter of Credit or any other Letter of Credit.

(e)   Upon the issuance of each Letter of Credit and on each anniversary of such date of issuance until the final expiration or termination of such Letter of Credit, the Borrower shall pay to the Issuing Lender for its own account, a Letter of Credit fronting fee with respect to each Letter of Credit, at a rate equal to the greater of (a) a fee of 0.125%, computed on the face amount available to be drawn under such Letter of Credit, or (b) $500.00. In addition, the Borrowers shall pay to the Agent, for the account of the Revolving Credit Lenders (including the Issuing Lender) in accordance with their respective percentage shares of participation in such Letter of Credit, a Letter of Credit fee calculated at the rate per annum equal to the Applicable Margin then applicable to Revolving Credit Term SOFR Loans on the amount available to be drawn under such Letter of Credit. Such Letter of Credit fees shall be payable in quarterly installments in arrears with respect to each Letter of Credit on the fifth day of each calendar quarter following the date of issuance and continuing on each quarter or portion thereof thereafter, as applicable, or on any earlier date on which the Commitments shall terminate and on the expiration or return of any Letter of Credit (if such letter of credit is outstanding less than a full quarter, such fee shall be pro rated for the period of time outstanding). In addition, the Borrower shall pay to Issuing Lender for its own account within ten (10) Business Days of demand of Issuing Lender the standard issuance, documentation and service charges applicable to all or substantially all similarly situated Borrower for Letters of Credit issued from time to time by Issuing Lender.

(f)   In the event that any amount is drawn under a Letter of Credit by the beneficiary thereof, unless the amount of such draw is otherwise immediately repaid by the Borrower, the Borrower shall reimburse the Issuing Lender by having such amount drawn treated as an outstanding Revolving Credit Base Rate Loan under this Agreement (Borrower being deemed to have requested a Revolving Credit Base Rate Loan on such date in an amount equal to the amount of such drawing and such amount drawn shall be treated as an outstanding Revolving Credit Base Rate Loan under this Agreement) and the Agent shall promptly notify each Revolving Credit Lender by telex, telecopy, telegram, telephone (confirmed in writing) or other similar means of transmission, and each Revolving Credit Lender shall promptly and unconditionally pay to the Agent, for the Issuing Lender’s own account, an amount equal to such Revolving Credit Lender’s Revolving Credit Commitment Percentage of such Letter of Credit (to the extent of the amount drawn). Borrower further hereby irrevocably authorize and direct Agent to notify the Revolving Credit Lenders of Borrower’s intent to convert such Revolving Credit Base Rate Loan to a Revolving Credit Term SOFR Loan with an Interest Period of one (1) month on the third (3rd) Business Day following the funding by the Revolving Credit Lenders of their advance under this §2.11(f), provided that the making of such Revolving Credit Term SOFR Loan shall not be a contravention of any provision of this Agreement. If and to the extent any Revolving Credit Lender shall not make such amount available on the Business Day on which such draw is funded, such Revolving Credit Lender agrees to pay such amount to the Agent forthwith on demand, together with interest thereon, for each day from the date on which such draw was funded until the date on which such amount is paid to the Agent, at the Federal Funds Effective Rate until three (3) days after the date on which the Agent gives notice of such draw and at the Federal Funds Effective Rate plus one percent (1.0%) for each day thereafter. Further, such Revolving Credit Lender shall be deemed to have assigned any and all payments made of principal and interest on its Revolving Credit Loans, amounts due with respect to its participations in Letters of Credit and any other amounts due to it hereunder to the Agent to fund the amount of any drawn Letter of Credit which such Revolving Credit Lender was required to fund pursuant to this §2.11(f) until such amount has been funded (as a result of such assignment or otherwise). In the event of any such failure or refusal, the Revolving Credit Lenders not so failing or refusing shall be entitled to a priority secured position for such amounts as provided in §12.5. The failure of any Revolving Credit Lender to make funds available to the Agent in such amount shall not relieve any other Revolving Credit Lender of its obligation hereunder to make funds available to the Agent pursuant to this §2.11(f). Nothing herein shall limit the Borrower’s obligation to reimburse the Issuing Lender for any draws and disbursements made in respect of any Letter of Credit on the same Business Day when any such draw or disbursement is made. If a draw or disbursement with respect to a Letter of Credit is reimbursed by the making of Loans hereunder, the Borrower’s obligation to pay the amount of such draw or disbursement to the Issuing Lender shall be automatically converted into an obligation to pay the resulting Loans.

(g)   If after the issuance of a Letter of Credit pursuant to §2.11(c) by the Issuing Lender, but prior to the funding of any portion thereof by a Revolving Credit Lender, for any reason a drawing under a Letter of Credit cannot be refinanced as a Revolving Credit Loan, each Revolving Credit Lender will, on the date such Revolving Credit Loan pursuant to §2.11(f) was to have been made, purchase an undivided participation interest in the Letter of Credit in an amount equal to its Revolving Credit Commitment Percentage of the amount of such Letter of Credit. Each Revolving Credit Lender will immediately transfer to the Issuing Lender in immediately available funds the amount of its participation and upon receipt thereof the Issuing Lender will deliver to such Revolving Credit Lender a Letter of Credit participation certificate dated the date of receipt of such funds and in such amount.

(h)   Whenever at any time after the Issuing Lender has received from any Revolving Credit Lender any such Revolving Credit Lender’s payment of funds under a Letter of Credit and thereafter the Issuing Lender receives any payment on account thereof, then the Issuing Lender will distribute to such Revolving Credit Lender its participation interest in such amount (appropriately adjusted in the case of interest payments to reflect the period of time during which such Revolving Credit Lender’s participation interest was outstanding and funded); provided, however, that in the event that such payment received by the Issuing Lender is required to be returned, such Revolving Credit Lender will return to the Issuing Lender any portion thereof previously distributed by the Issuing Lender to it.

(i)   The issuance of any supplement, modification, amendment, renewal or extension to or of any Letter of Credit shall be treated in all respects the same as the issuance of a new Letter of Credit.

(j)   Borrower assumes all risks of the acts, omissions, or misuse of any Letter of Credit by the beneficiary thereof. Neither Agent, Issuing Lender nor any Lender will be responsible for (i) the form, validity, sufficiency, accuracy, genuineness or legal effect of any Letter of Credit or any document submitted by any party in connection with the issuance of any Letter of Credit, even if such document should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (ii) the form, validity, sufficiency, accuracy, genuineness or legal effect of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) failure of any beneficiary of any Letter of Credit to comply fully with the conditions required in order to demand payment under a Letter of Credit; (iv) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise; (v) errors in interpretation of technical terms; (vi) any loss or delay in the transmission or otherwise of any document or draft required by or from a beneficiary in order to make a disbursement under a Letter of Credit or the proceeds thereof; (vii) for the misapplication by the beneficiary of any Letter of Credit of the proceeds of any drawing under such Letter of Credit; and (viii) for any consequences arising from causes beyond the control of Agent or any Lender, none of the foregoing will affect, impair or prevent the vesting of any of the rights or powers granted to Agent, Issuing Lender or the Lenders hereunder. In furtherance and extension and not in limitation or derogation of any of the foregoing, any act taken or omitted to be taken by Agent, Issuing Lender or the other Lenders in good faith will be binding on Borrower and will not put Agent, Issuing Lender or the other Lenders under any resulting liability to Borrower; provided nothing contained herein shall relieve Issuing Lender, Agent or any Lender for liability to Borrower arising as a result of the gross negligence or willful misconduct of Issuing Lender, Agent or any Lender as determined by a court of competent jurisdiction after the exhaustion of all applicable appeal periods.

§11.12  ~~Increase in Total Commitment~~[Intentionally Omitted].

~~(a) Provided that no Default or Event of Default has occurred and is continuing, subject to the terms and conditions set forth in this §2.12, the Borrower shall have the option at any time and from time to time before at least three (3) months prior to the applicable Maturity Date to request an increase in the Total Commitment to not more than $500,000,000 (after giving effect to each such increase), which increase shall be allocated at the Borrower’s request to the Revolving Credit Commitments or one or more tranches of term loan commitments (the “Term Loan Commitments”) by giving written notice to the Agent (an “Increase Notice”; and the amount of such requested increase is the “Commitment Increase”), provided that any such individual increase must be in a minimum amount of $25,000,000. Upon receipt of any Increase Notice, the Agent shall consult with Arrangers and within ten (10) days shall notify the Borrower of the amount of facility fees to be paid to any Lenders who provide an additional Revolving Credit Commitment or Term Loan Commitment in connection with such increase in the Total Commitment (which shall be in addition to the fees to be paid to Agent or Arrangers pursuant to the Agreement Regarding Fees). If the Borrower agrees to pay the facility fees so determined, then the Agent promptly shall send a notice to all Lenders (the “Additional Commitment Request Notice”) informing them of the Borrower’s request to increase the Total Commitment and of the facility fees to be paid with respect thereto. Each Lender who desires to provide an additional Revolving Credit Commitment or Term Loan Commitment upon such terms shall provide Agent with a written commitment letter specifying the amount of the additional Commitment which it is willing to provide prior to such deadline as may be specified in the Additional Commitment Request Notice not to exceed ten (10) days. If the requested increase is oversubscribed then the Agent and the Arrangers shall allocate the Commitment Increase among the Lenders who provide such commitment letters on such basis mutually acceptable to each of the Borrower, Agent and Arrangers. If the additional Commitments so provided are not sufficient to provide the full amount of the Commitment Increase requested by the Borrower, then the Agent and the Arrangers shall use best effort to, and Borrower may, but shall not be obligated to, invite one or more banks or lending institutions (which banks or lending institutions shall be reasonably acceptable to Agent, Arrangers and Borrower) to become a Lender and provide an additional Commitment. The Agent shall provide all Lenders with a notice setting forth the amount, if any, of the additional Commitment to be provided by each Lender and the revised Applicable Percentages which shall be applicable after the effective date of the Commitment Increase specified therein (the “Commitment Increase Date”). In no event shall any Lender be obligated to provide an additional Commitment.~~

~~(b) The Borrower may elect to effect any increase in the Total Commitment by requesting one more tranches of Term Loan Commitments and Term Loans. The Term Loan Commitments may, if determined necessary or desirable by the Agent and the Lender, be effected pursuant to one or more Term Loan Amendments executed and delivered by the Borrower, the Term Lenders, as applicable, and the Agent. All Term Loan Commitments and Term Loans shall (A) mature on the Term Loan Maturity Date (including any extensions thereof) with respect thereto, (B) bear interest at such rates as are agreed upon by the Borrower and the Term Lenders providing such additional Term Loans, (C) not require scheduled amortization prior to the Term Loan Maturity Date but may permit voluntary prepayment (subject to sub-~~

~~clause (D) hereof), and (D) not rank higher than pari passu in right of payment and with respect to security with all Revolving Credit Loans and any other existing Term Loans or have different borrower or guarantors as the Borrower and Guarantors with respect to all other Obligations. Each Term Loan Amendment may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents as are consistent with this §2.12 and may be necessary or appropriate, in the opinion of the Agent, to effect the provisions of this §2.12 with respect thereto. On any Commitment Increase Date on which any Term Loan Commitments are effected, subject to the satisfaction of the foregoing terms and conditions, (i) each applicable Term Lender shall make a Loan to the Borrower (a “Term Loan”) in an amount equal to its Term Loan Commitment as of such date, and (ii) each Term Lender shall become a Lender hereunder with respect to the Term Loan Commitment and the Term Loans made pursuant thereto.~~

~~(c) On any Commitment Increase Date which results in an increase in the Revolving Credit Commitments, the outstanding principal balance of the Revolving Credit Loans shall be reallocated among the Revolving Credit Lenders such that after the applicable Commitment Increase Date the outstanding principal amount of Revolving Credit Loans owed to each Revolving Credit Lender shall be equal to such Revolving Credit Lender’s Revolving Credit Commitment Percentage (as in effect after the applicable Commitment Increase Date) of the outstanding principal amount of all Revolving Credit Loans. The participation interests of the Revolving Credit Lenders in Swing Loans and Letters of Credit shall be similarly adjusted. On any Commitment Increase Date those Revolving Credit Lenders whose Revolving Credit Commitment Percentage is increasing shall advance the funds to the Agent and the funds so advanced shall be distributed among the Revolving Credit Lenders whose Revolving Credit Commitment Percentage is decreasing as necessary to accomplish the required reallocation of the outstanding Revolving Credit Loans. The funds so advanced shall be Revolving Credit Base Rate Loans until converted to Revolving Credit Term SOFR Loans which are allocated among all Revolving Credit Lenders based on their Revolving Credit Commitment Percentages.~~

~~(d) Upon the effective date of each increase in the Total Commitment pursuant to this §2.12 the Agent may unilaterally revise Schedule 1.1 and the Borrower shall, if requested by such Lender, execute and deliver to the Agent new Notes for each Lender whose Commitment has changed or who has provided a new Commitment so that the principal amount of such Lender’s Note shall equal its aggregate Commitment as increased thereby. The Agent shall deliver such replacement Notes to the respective Lenders in exchange for the Notes replaced thereby which shall be surrendered by such Lenders and delivered to Borrower. Such new Notes shall provide that they are replacements for the surrendered Notes and that they do not constitute a novation, shall be dated as of the Commitment Increase Date and shall otherwise be in substantially the form of the replaced Notes.~~

~~(e) Notwithstanding anything to the contrary contained herein, any increase in the Total Commitment pursuant to this §2.12 shall be conditioned upon satisfaction or waiver of the following conditions precedent which must be satisfied or waived prior to the effectiveness of any increase of the Total Commitment:~~

~~(i) Payment of Activation Fee. The Borrower shall pay (A) to the Agent those fees described in and contemplated by the Agreement Regarding Fees with respect to the applicable Commitment Increase, and (B) to the Arranger such facility fees as the Lenders who are providing an additional Commitment may require to increase the aggregate Commitment, which fees shall be due and payable upon the effectiveness of such Commitment increase and which shall, when paid, be fully earned and non-refundable under any circumstances. The Arranger shall pay to the Lenders acquiring the increased Commitment certain fees pursuant to their separate agreement; and~~

~~(ii) No Default. On the date any Increase Notice is given and on the date such increase becomes effective, both immediately before and after the Total Commitment is increased, there shall exist no Default or Event of Default; and~~

~~(iii) Representations True. The representations and warranties made by the Credit Parties in the Loan Documents or otherwise made by or on behalf of the Borrower in connection therewith or after the date thereof shall have been true and correct in all material respects when made and shall also be true and correct in all material respects on the date of such Increase Notice and on the date the Total Commitment is increased (unless such representations are limited by their terms to a specific date in which case they shall be required to be true and correct only as of such specified date), both immediately before and after the Total Commitment is increased, other than for changes in the ordinary course of business permitted by this Agreement; and~~

~~(iv) Additional Documents and Expenses. The Borrower shall execute and deliver to Agent and the Lenders such additional documents, instruments, certifications and opinions as the Agent may reasonably require, including, without limitation, a Compliance Certificate, demonstrating compliance with all covenants set forth in the Loan Documents after giving effect to the increase, and the Borrower shall pay the cost of any updated UCC searches, and any and all intangible taxes, assessments or charges or any similar reasonable fees, taxes or expenses which are reasonably requested in connection with such increase.~~

§11.13  Extension of Revolving Credit Maturity Date. The Borrower shall have the right and option to extend the Revolving Credit Maturity Date to November 16, 2026, upon satisfaction or waiver of the following conditions precedent, which must be satisfied prior to the effectiveness of any extension of the Revolving Credit Maturity Date:

(a)   Extension Request. The Borrower shall deliver written notice of such request (the “Extension Request”) to the Agent not earlier than the date which is ~~ninety~~one hundred eighty (~~90~~180) days and not later than the date which is thirty (30) days prior to the then applicable Revolving Credit Maturity Date (as determined without regard to such extension). Any such Extension Request shall be irrevocable and binding on the Borrower unless otherwise agreed to by the Agent in its reasonable discretion.

(b)   Payment of Extension Fee. The Borrower shall pay to the Agent for the pro rata accounts of the Revolving Credit Lenders in accordance with their respective Revolving Credit Commitments an extension fee in an amount equal to 0.20% of the Total Revolving Credit Commitment in effect on the then applicable Revolving Credit Maturity Date, after taking into consideration any reduction in the Revolving Credit Commitments as of such date (as determined without regard to such extension), which fee shall, when paid, be fully earned and non-refundable under any circumstances.

(c)   No Default. On the date the Extension Request is given there shall exist no Event of Default and on the then applicable Revolving Credit Maturity Date (as determined without regard to such extension) there shall exist no Default or Event of Default.

(d)   Representations and Warranties. The representations and warranties made by the Credit Parties in the Loan Documents or otherwise made by or on behalf of the Borrower in connection therewith or after the date thereof shall have been true and correct in all material respects when made and shall also be true and correct in all material respects on the date the Extension Request is given and on the then applicable Revolving Credit Maturity Date (as determined without regard to such extension), unless such representations and warranties are by their terms limited to a specific date (in which case they shall be required to be true and correct only as of such specified date) other than for changes in the ordinary course of business permitted by this Agreement.

§11.14  Pro Rata Treatment.

(a) As provided elsewhere herein, all Revolving Credit Lenders’ interests in the Revolving Credit ~~Loans, all interests of the Term Lenders in the Term~~ Loans, and all Lenders’ interests in the Loan Documents shall be ratable undivided interests and none of such Lenders’ interests shall have priority over the others. Each payment delivered to the Agent for the account of any Lender or amount to be applied or paid by the Agent to any Lender shall be paid promptly by the Agent to such Lender in the same type of funds that the Agent received at such Lender’s address specified pursuant to §19.

(b) Except to the extent otherwise explicitly provided in this Agreement: (a) each borrowing from the Revolving Credit Lenders under §2.1(a), §2.6(d), or §2.11(f) shall be made from the Revolving Credit Lenders, each payment of the fees under §2.4 or §2.11(e) shall be made for the account of the Revolving Credit Lenders, and each termination or reduction of the amount of the Revolving Credit Commitments under §2.5 shall be applied to the respective Revolving Credit Commitments of the Revolving Credit Lenders, pro rata according to the amounts of their respective Revolving Credit Commitment Percentages; (b) each payment or prepayment of principal of Revolving Credit Loans shall be made for the account of the Revolving Credit Lenders pro rata in accordance with their respective Revolving Credit Commitment Percentages, provided that, subject to §14.16, if immediately prior to giving effect to any such payment in respect of any Revolving Credit Loans the outstanding principal amount of the Revolving Credit Loans shall not be held by the Revolving Credit Lenders pro rata in accordance with their respective Revolving Credit Percentages in effect at the time such Revolving Credit Loans were made, then such payment shall be applied to the Revolving Credit Loans in such manner as shall result, as nearly as is practicable, in the outstanding principal amount of the Revolving Credit Loans being held by the Revolving Credit Lenders pro rata in accordance with such respective Revolving Credit Commitment Percentages; (c) ~~the making of any Term Loans under §2.12 shall be made from the applicable Term Lenders, pro rata according to the amounts of their respective commitments for such Term Loans; (d) each payment or prepayment of principal of Term Loans shall be made for the account of the Term Lenders pro rata in accordance with the respective unpaid principal amounts of the Term Loans held by them~~[reserved]; (d) [reserved]; (e) the Conversion and Continuation of Loans of a particular ~~Class and~~ Type shall be made pro rata among the Lenders ~~of such Class~~ according to the amounts of their respective Loans ~~of such Class~~, and the then current Interest Period for each Lender’s portion of each such Loan of such Type shall be coterminous; (f) the Revolving Credit Lenders’ participation in, and payment obligations in respect of, Swing Loans under §2.6, shall be in accordance with their respective Revolving Credit CommitmentPercentages and (g) the Revolving Credit Lenders’ participation in, and payment obligations in respect of, Letters of Credit under §2.11, shall be in accordance with their respective Revolving Credit Commitment Percentages.

§12.  REPAYMENT OF THE LOANS.

§12.1  Stated Maturity. The Borrower promises to pay on the Revolving Credit Maturity Date and there shall become absolutely due and payable on the Revolving Credit Maturity Date all of the Revolving Credit Loans and other Letters of Credit Liabilities outstanding on such date (other than Letters of Credit whose expiration date is beyond the Revolving Credit Maturity Date as set forth in §2.11(a), together with any and all accrued and unpaid interest thereon. The Borrower promises to pay ~~on the Term Maturity Date and there shall become absolutely due and payable on the Term Maturity Date all of the Term Loans outstanding on such date, together with any and all accrued and unpaid interest thereon. The Borrower promises to pay~~ each Swing Loan on the earlier of (i) ten (10) Business Days of the date such Swing Loan was provided and (ii) the Revolving Credit Maturity Date, together with any and all accrued and unpaid interest thereon.

§12.2  Mandatory Prepayments.

(a)   ~~.~~ If at any time (a) the aggregate Revolving Credit Exposure exceeds (i) the Total Revolving Credit Commitment or (ii) the sum of the Borrowing Base Availability ~~minus the Outstanding Term Loans~~, or (b) the Total Loan Exposure exceeds (i) the Total Commitment or (ii) the Borrowing Base Availability, then the Borrower shall, within ten (10) Business Days after receipt of notice from Agent of such occurrence pay the amount of such excess to the Agent for the respective accounts of the Lenders, as applicable, together with any additional amounts payable pursuant to §4.8, for application to the Revolving Credit Exposure as provided in §3.4 ~~and then ratably to the Term Loans in accordance with the provisions hereof (as amended by any applicable Term Loan Amendment)~~.

(b)   Upon the closing of each of the second and third phases of the Phoenix Transaction, the Borrower shall prepay the Loans in an amount equal to 100% of the net proceeds from each such sale (calculated based upon the gross proceeds less customary and reasonable closing costs, less any amount that is being utilized for a 1031 tax exchange or other tax distributions in connection with such sale, based on details provided by Borrower to Agent and approved by Agent in its discretion). Prepayments pursuant to this §3.2(b) shall be applied, first to the principal of Base Rate Loans, then to the principal of Daily Simple SOFR Loans, and then to the principal of Term SOFR Loans. On the Commitment Reduction Date, the Total Commitments shall be permanently reduced in accordance with §2.5 by an amount sufficient to reduce the Total Commitment to $150,000,000.00.

(c)   Prior to the release of any Pool Property pursuant to §5.3 and in connection with the sale or refinancing of any Real Estate that is not a Pool Property, Borrower shall prepay the Loans in an amount equal to the Release Price for such Pool Property or such non-Pool Property, as applicable. Prepayments pursuant to this §3.2(c) shall be applied, first to the principal of Base Rate Loans, then to the principal of Daily Simple SOFR Loans, and then to the principal of Term SOFR Loans until paid in full. In connection with any sale or refinancing of non-Pool Property, the Total Commitments shall be permanently reduced accordance with §2.5 by an amount equal to the Release Price for such non-Pool Property. In connection with the release of any Pool Property pursuant to §5.3, the Total Commitments shall be permanently reduced in accordance with §2.5 by an amount equal to the Allocated Commitment Amount of such Pool Property. Any reduction of the Total Commitment shall reduce the Commitments of the Lenders on a pro rata basis.

§12.3  Optional Prepayments.

(a)  Borrower shall have the right, at its election, to prepay the outstanding amount of the Loans ~~of any Class~~ and Swing Loans, as a whole or in part, at any time without penalty or premium; provided, that if any prepayment of the outstanding amount of any SOFR Loans pursuant to this §3.3 is made on a date that is not the last day of the Interest Period relating thereto, such prepayment shall be accompanied by the payment of any amounts due pursuant to §4.8.

(b)  The Borrower shall give the Agent, no later than 1:00 p.m. (Eastern time) at least three (3) Business Days prior written notice of any prepayment pursuant to this §3.3, in each case specifying the proposed date of prepayment of the Loans~~, the Class of Loans to be prepaid,~~ and the principal amount to be prepaid (provided that (i) any such notice may be revoked or modified upon one (1) day’s prior notice to the Agent) and/or (ii) any such notice or repayment may be conditioned upon the consummation of a transaction. Notwithstanding the foregoing, no prior notice shall be required for the prepayment of any Swing Loan.

§12.4  Partial Prepayments. Each partial prepayment of the Loans under §3.3 ~~shall be in a minimum amount of $1,000,000.00 or an integral multiple of $100,000.00 in excess thereof and,~~ shall be accompanied by the payment of accrued interest on the principal prepaid to the date of payment. Each partial payment under §3.2 and §3.3 shall be applied first to the principal of any Outstanding Swing Loans until paid in full, second, in the absence of instruction by the Borrower with respect to prepayments under §3.3 only, to the principal of the Revolving Credit Loans (and with respect to each category of Revolving Credit Loans, first to the principal of Base Rate Loans, then to the principal of Daily Simple SOFR Loans, and then to the principal of Term SOFR Loans) until paid in full, ~~third~~and, last, to be held as cash collateral for the Letter of Credit Liabilities~~, and, last, to the Term Loans in accordance with the provisions hereof (as amended by any the applicable Term Loan Amendment)~~.

§12.5  Effect of Prepayments. Amounts of the Revolving Credit Loans prepaid under §3.2 and §3.3 prior to the Revolving Credit Maturity Date may be reborrowed as provided in §2. ~~Amounts of any Term Loans prepaid under §3.2 and §3.3 may not be reborrowed.~~

§13.  CERTAIN GENERAL PROVISIONS.

§13.1  Conversion and Continuation Options.

(a)   The Borrower may elect from time to time to convert any of its outstanding Loans (other than a Swing Loan) to a Loan of ~~the same Class but of~~ another Type and such Loans shall thereafter bear interest as a Base Rate Loan, a Daily Simple SOFR Loan or a Term SOFR Loan, as applicable; provided that (i) with respect to any such conversion of a Term SOFR Loan to a Base Rate Loan or a Daily Simple SOFR Loan, the Borrower shall give the Agent at least one (1) Business Day’s prior written notice of such election, and such conversion shall only be made on the last day of the Interest Period with respect to such Term SOFR Loan unless the Borrower pays Breakage Costs as required under this Agreement; (ii) with respect to any such conversion of a Base Rate Loan or a Daily Simple SOFR Loan to a Term SOFR Loan or any continuation of a Term SOFR Loan, the Borrower shall give the Agent at least three (3) Business Days’ prior written notice of such election and the Interest Period requested for such Loan, the principal amount of the Loan so converted shall be in a minimum aggregate amount of $100,000 and, after giving effect to the making of such Loan, there shall be no more than six (6) Term SOFR Loans outstanding at any one time; (iii) no Loan may be converted into a SOFR Loan when any Default or Event of Default has occurred and is continuing; and (iv) unless otherwise specified herein, no conversion from a Term SOFR Loan to a Base Rate Loan or a Daily Simple SOFR Loan may be made other than at the end of the applicable Interest Period. All or any part of the outstanding Loans of any Type may be converted as provided herein, provided that no partial conversion shall result in a Base Rate Loan or a Daily Simple SOFR Loan in a principal amount of less than $1,000,000 or an integral multiple of $100,000 or a Term SOFR Loan in a principal amount of less than $1,000,000 or an integral multiple of $250,000. On the date on which such conversion is being made, each Lender shall take such action as is necessary to transfer its Applicable Percentage of such Loans to its Applicable Lending Office. Each Conversion/Continuation Request relating to the conversion of a Base Rate Loan to a SOFR Loan or a continuation of a SOFR Loan shall be irrevocable by the Borrower.

(b)   Any Term SOFR Loan may be continued as such Type upon the expiration of an Interest Period with respect thereto by compliance by the Borrower with the terms of §4.1; provided that no Term SOFR Loan may be continued as such when any Default or Event of Default has occurred and is continuing, but shall be automatically converted to a Base Rate Loan on the last day of the Interest Period relating thereto ending during the continuance of any Default or Event of Default.

(c)   In the event that the Borrower does not notify the Agent of its election hereunder with respect to any Term SOFR Loan, such Loan shall be automatically continued at the end of the applicable Interest Period as a Term SOFR Loan for an Interest Period of one month unless such Interest Period shall be greater than the time remaining until the Revolving Credit Maturity Date ~~or Term Maturity Date, as applicable to such Loan~~, or if an Event of Default has occurred and is continuing, in which case such Loan shall be automatically converted to a Base Rate Loan at the end of the applicable Interest Period.

§13.2  Fees. In addition to all fees specified herein, the Borrower agrees to pay to KeyBank and the Arranger for their own account certain fees for services rendered or to be rendered in connection with the Loans as provided pursuant to a fee letter dated December 20, 2017 between the Borrower, KeyBank and the Arranger(the “Agreement Regarding Fees”).

§13.3  [Intentionally Omitted.]

§13.4  Funds for Payments.

(a)   All payments of principal, interest, facility fees, closing fees and any other amounts due hereunder or under any of the other Loan Documents shall be made to the Agent, for the respective accounts of the Lenders and the Agent, as the case may be, at the Agent’s Head Office, not later than 3:00 p.m. (Eastern time) on the day when due (or such later time as is acceptable to the Agent in the event of a payment in full of all Loans and a termination of Commitments hereunder), in each case in lawful money of the United States in immediately available funds. To the extent not already paid pursuant to the preceding sentence, the Agent is hereby authorized to charge the accounts of the Borrower with KeyBank, on the dates when the amount thereof shall become due and payable, with the amounts of the principal of and interest on the Loans and all fees, charges, expenses and other amounts owing to the Agent and/or the Lenders (including Swing Loan Lender) under the Loan Documents. Subject to the foregoing, all payments made to Agent on behalf of the Lenders, and actually received by Agent, shall be deemed received by the Lenders on the date actually received by Agent. The Agent will promptly distribute to each Lender its Applicable Percentage (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such in accordance with §2.14. If and to the extent Agent shall not make such payments to a Lender when due as set forth in the preceding sentence, then such unpaid amounts shall accrue interest, payable by Agent, at the Federal Funds Rate from the due date until (but not including) the date on which Agent makes such payments to such Lender.

(b)   All payments by any Credit Party hereunder and under any of the other Loan Documents shall be made without setoff or counterclaim, and free and clear of and without deduction or withholding for any Taxes, except as required by Legal Requirements. If any Legal Requirement (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with Legal Requirements and, if such Tax is an Indemnified Tax, then the sum payable by the Borrower or other applicable Guarantor shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this §4.4) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made.

(c)   The Credit Parties shall timely pay to the relevant Governmental Authority in accordance with Legal Requirements, or at the option of the Agent timely reimburse it for the payment of, any Other Taxes.

(d)   The Credit Parties shall jointly and severally indemnify each Recipient, within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this §4.4) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender (with a copy to the Agent), or by the Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error; provided that the determinations in such statement are made on a reasonable basis and in good faith.

(e)   Each Lender shall severally indemnify the Agent, within ten (10) days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that the Borrower or a Guarantor has not already indemnified the Agent for such Indemnified Taxes and without limiting the obligation of the Borrower and the Guarantors to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of §18.4 relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Agent to the Lender from any other source against any amount due to the Agent under this subsection.

(f)   As soon as practicable after any payment of Taxes by the Borrower or any Guarantor to a Governmental Authority pursuant to this §4.4, such Borrower or such Guarantor shall deliver to the Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Agent.

(g)  (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and the Agent, at the time or times reasonably requested by the Borrower or the Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Agent, shall deliver such other documentation prescribed by Legal Requirements or reasonably requested by the Borrower or the Agent as will enable the Borrower or the Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in the immediately following clauses (ii)(A), (ii)(B) and (ii)(D)) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

(ii)   Without limiting the generality of the foregoing, in the event that the Borrower is a U.S. Person:

(A)   any Lender that is a U.S. Person shall deliver to the Borrower and the Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Agent), an electronic copy (or an original if requested by the Borrower or the Agent) of an executed IRS Form W-9 (or any successor form) certifying that such Lender is exempt from U.S. federal backup withholding tax;

(B)   any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Agent), whichever of the following is applicable:

(I)  in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, an electronic copy (or an original if requested by the Borrower or the Agent) of an executed IRS Form W-8BEN or W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

(II)  an electronic copy (or an original if requested by the Borrower or the Agent) of an executed IRS Form W-8ECI;

(III)  in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit J-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN or W-8BEN-E; or

(IV)  to the extent a Foreign Lender is not the beneficial owner, an electronic copy (or an original if requested by the Borrower or the Agent) of an executed IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN or W-8BEN-E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit J-2 or Exhibit J-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit J-4 on behalf of each such direct and indirect partner;

(C)   any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Agent), an electronic copy (or an original if requested by the Borrower or the Agent) of any other form prescribed by Legal Requirements as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by Legal Requirements to permit the Borrower or the Agent to determine the withholding or deduction required to be made; and

(D)   if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Agent at the time or times prescribed by Legal Requirements and at such time or times reasonably requested by the Borrower or the Agent such documentation prescribed by Legal Requirements (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Agent as may be necessary for the Borrower and the Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Agent in writing of its legal inability to do so.

(h)   If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this §4.4 (including by the payment of additional amounts pursuant to this §4.4), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this §4.4with respect to the Taxes giving rise to such refund), net of all reasonable third party out-of-pocket expenses (including Taxes) of such indemnified party actually incurred and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this subsection (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this subsection, in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this subsection the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund has not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This subsection shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it reasonably deems confidential) to the indemnifying party or any other Person.

(i)   Each party’s obligations under this §4.4 shall survive the resignation or replacement of the Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document.

(j)   The obligations of the Borrower to the Lenders under this Agreement (and of the Revolving Credit Lenders to make payments to the Issuing Lender with respect to Letters of Credit and to the Swing Loan Lender with respect to Swing Loans) shall be absolute, unconditional and irrevocable, and shall be paid and performed strictly in accordance with the terms of this Agreement, under all circumstances whatsoever, including, without limitation, the following circumstances: (i) any lack of validity or enforceability of any Letter of Credit; (ii) any improper use which may be made of any Letter of Credit or any improper acts or omissions of any beneficiary or transferee of any Letter of Credit in connection therewith; (iii) the existence of any claim, set-off, defense or any right which the Credit Parties or any of their Subsidiaries or Affiliates may have at any time against any beneficiary or any transferee of any Letter of Credit (or persons or entities for whom any such beneficiary or any such transferee may be acting) or the Lenders (other than the defense of payment to the Lenders in accordance with the terms of this Agreement) or any other person, whether in connection with any Letter of Credit, this Agreement, any other Loan Document, or any unrelated transaction; (iv) any draft, demand, certificate, statement or any other documents presented under any Letter of Credit proving to be insufficient, forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect whatsoever; (v) any breach of any agreement between Borrower or any of its Subsidiaries or Affiliates and any beneficiary or transferee of any Letter of Credit; (vi) any irregularity in the transaction with respect to which any Letter of Credit is issued, including any fraud by the beneficiary or any transferee of such Letter of Credit; (vii) payment by the Issuing Lender under any Letter of Credit against presentation of a sight draft, demand, certificate or other document which does not comply with the terms of such Letter of Credit, provided that such payment shall not have constituted gross negligence or willful misconduct on the part of the Issuing Lender as determined by a court of competent jurisdiction in a final non-appealable judgment; (viii) any non-application or misapplication by the beneficiary of a Letter of Credit of the proceeds of such Letter of Credit; (ix) the legality, validity, form, regularity or enforceability of the Letter of Credit; (x) the failure of any payment by Issuing Lender to conform to the terms of a Letter of Credit (if, in Issuing Lender’s good faith judgment, such payment is determined to be appropriate); (xi) the surrender or impairment of any security for the performance or observance of any of the terms of any of the Loan Documents; (xii) the occurrence of any Default or Event of Default; and (xiii) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, provided that nothing contained herein shall relieve Issuing Lender, Agent or any Lender for liability to Borrower arising as a result of gross negligence or willful misconduct on the part of the Issuing Lender, Agent, any Lender or the Swing Loan Lender, as applicable as determined by a court of competent jurisdiction in a final non-appealable judgment.

§13.5  Computations. All computations of interest on the Loans and of other fees to the extent applicable shall be based on a 360-day year and paid for the actual number of days elapsed. Except as otherwise provided in the definition of the term “Interest Period” with respect to Term SOFR Loans, whenever a payment hereunder or under any of the other Loan Documents becomes due on a day that is not a Business Day, the due date for such payment shall be extended to the next succeeding Business Day, and interest shall accrue during such extension. The Outstanding Loans and Letter of Credit Liabilities as reflected on the records of the Agent from time to time shall be considered prima facie evidence of such amount.

§13.6  Suspension of SOFR Loans. (i) If the Agent determines (which determination shall be conclusive and binding on the Borrower) that Daily Simple SOFR, Adjusted Term SOFR, or SOFR cannot be determined temporarily pursuant to the definition thereof on or prior to the first day of any Interest Period other than due to a Benchmark Transition Event, the Agent will promptly so notify the Borrower and each Lender. Upon notice thereof by the Agent to the Borrower and each Lender, (x) any obligation of the Lenders to make or continue SOFR Loans or to convert Base Rate Loans to SOFR Loans shall be suspended to the extent of the applicable Interest Period, (y) all SOFR Loans of the affected Interest Period shall be immediately converted to Base Rate Loans (the interest rate on which Base Rate Loans shall be determined by the Agent without reference to the SOFR component of Base Rate) and (z) the component of Base Rate based upon Term SOFR will not be used in any determination of Base Rate, in each case, until the Agent revokes such notice. Upon receipt of such notice, the Borrower may revoke any pending request for a borrowing of, conversion to or continuation of SOFR Loans or, failing that, will be deemed to have converted such request into a request for Base Rate Loans in the amount specified therein. Upon any such conversion, the Borrower shall also pay any additional amounts required pursuant to §4.8.

(ii) If the Agent determines (which determination shall be conclusive and binding on the Borrower) that Daily Simple SOFR, Adjusted Term SOFR, SOFR cannot be determined permanently pursuant to the definition thereof as a result of a Benchmark Transition Event, the Agent will promptly so notify the Borrower and each Lender, and the provisions of §4.16 of this Agreement shall be applicable. Upon notice thereof by the Agent to the Borrower and the Lenders, (x) any obligation of the Lenders to make or continue SOFR Loans or to convert Base Rate Loans to SOFR Loans shall be suspended, (y) all SOFR Loans shall be immediately converted to Base Rate Loans (the interest rate on which Base Rate

Loans shall be determined by the Agent without reference to the SOFR component of Base Rate) and (z) the component of Base Rate based upon SOFR will not be used in any determination of Base Rate. Upon receipt of such notice, the Borrower may revoke any pending request for a borrowing of, conversion to or continuation of SOFR Loans or, failing that, will be deemed to have converted such request into a request for Base Rate Loans in the amount specified therein. Unless and until the Agent and the Borrower have amended this Agreement to provide for a Benchmark Replacement in accordance with §4.16 of this Agreement, all Loans shall be Base Rate Loans.

§13.7  Illegality. Notwithstanding any other provisions herein, if any Change in Law shall make it unlawful, or any central bank or other Governmental Authority having jurisdiction over a Lender or its Applicable Lending Office shall assert that it is unlawful, for any Lender to make or maintain SOFR Loans, such Lender shall forthwith give notice of such circumstances to the Agent and the Borrower thereupon (a) the commitment of the Lenders to make SOFR Loans shall forthwith be suspended and (b) the SOFR Loans then outstanding shall be converted automatically to Base Rate Loans on the last day of each Interest Period applicable to such SOFR Loans or within such earlier period as may be required by law. Notwithstanding the foregoing, upon request by the Borrowers, the Lender shall use commercially reasonable efforts to designate a different lending office if such designation will void the need for giving such notice and will not, in the reasonable judgment of Lender, subject such Lender to any unreimbursed cost or expense or be otherwise disadvantageous to Lender or increase any costs payable by Borrower hereunder.

§13.8  Additional Interest. If any Term SOFR Loan or any portion thereof is repaid or is converted to a Base Rate Loan for any reason on a date which is prior to the last day of the Interest Period applicable to such Term SOFR Loan, or if repayment of the Loans has been accelerated as provided in §12.1, or if the Borrower fails to draw down on the first day of the applicable Interest Period any amount as to which the Borrower has elected a Term SOFR Loan, the Borrower will pay to the Agent upon demand for the account of the applicable Lenders in accordance with their respective Commitment Percentages (or to the Swing Loan Lender with respect to a Swing Loan), in addition to any amounts of interest otherwise payable hereunder, the Breakage Costs. Borrower understand, agree and acknowledge the following: (i) no Lender has any obligation to purchase, sell and/or match funds in connection with the use of SOFR as a basis for calculating the rate of interest on a Term SOFR Loan; (ii) SOFR is used merely as a reference in determining such rate; and (iii) Borrower has accepted SOFR as a reasonable and fair basis for calculating such rate and any Breakage Costs. Borrower further agrees to pay the Breakage Costs, if any, whether or not a Lender elects to purchase, sell and/or match funds.

§13.9  Additional Costs, Etc. Notwithstanding anything herein to the contrary, if any Change in Law, shall:

(a)   subject any Lender or the Agent to any Taxes or withholding of any nature with respect to this Agreement, the other Loan Documents, such Lender’s Commitment, a Letter of Credit or the Loans (other than for Indemnified Taxes, Taxes described in clauses (b) through (d) of the definition of Excluded Taxes, and Connection Income Taxes), or

(b)   materially change the basis of taxation (except for changes in taxes on gross receipts, income or profits or its franchise tax) of payments to any Lender of the principal of or the interest on any Loans or any other amounts payable to any Lender under this Agreement or the other Loan Documents, or

(c)   impose or increase or render applicable any special deposit, compulsory loan, insurance charge, reserve, assessment, liquidity, capital adequacy or other similar requirements (whether or not having the force of law and which are not already reflected in any amounts payable by Borrower hereunder) against assets held by, or deposits in or for the account of, or loans by, or commitments of an office of any Lender, or

(d)   impose on any Lender or the Agent any other conditions or requirements with respect to this Agreement, the other Loan Documents, the Loans, such Lender’s Commitment, a Letter of Credit or any class of loans or commitments of which any of the Loans or such Lender’s Commitment forms a part; and the result of any of the foregoing is:

(i)   to increase the cost to any Lender of making, funding, issuing, renewing, extending or maintaining any of the Loans, the Letters of Credit or such Lender’s Commitment, or

(ii)   to reduce the amount of principal, interest or other amount payable to any Lender or any other Recipient hereunder on account of any of the Loans or the Letters of Credit or the Commitment, or

(iii)  to require any Lender or the Agent or any other Recipient to make any payment or to forego any interest or other sum payable hereunder, the amount of which payment or foregone interest or other sum is calculated by reference to the gross amount of any sum receivable or deemed received by such Lender or the Agent from the Borrower hereunder, then, and in each such case, the Borrower will (and as to clauses (a) and (b) above, subject to the provisions of Section §4.4), within thirty (30) days of demand made by such Lender or (as the case may be) the Agent at any time and from time to time and as often as the occasion therefor may arise, pay to such Lender or the Agent such additional amounts as such Lender or the Agent shall reasonably determine in good faith to be sufficient to compensate such Lender or the Agent for such additional cost, reduction, payment or foregone interest or other sum.

§13.10 Capital Adequacy. If after the date hereof any Lender determines that (a) as a result of a Change in Law, or (b) compliance by such Lender or its parent bank holding company with any directive of any such entity regarding liquidity or capital adequacy, has the effect of reducing the return on such Lender’s or such holding company’s capital as a consequence of such Lender’s commitment to make Loans or participate in Letters of Credit hereunder to a level below that which such Lender or holding company could have achieved but for such adoption, change or compliance (taking into consideration such Lender’s or such holding company’s then existing policies with respect to capital adequacy and assuming the full utilization of such entity’s capital) by any amount deemed by such Lender to be material, then such Lender may notify the Borrower thereof. The Borrower agrees to pay to such Lender the amount of such reduction in the return on capital as and when such reduction is reasonably determined, upon presentation by such Lender of a statement of the amount setting forth the Lender’s calculation thereof. In determining such amount, such Lender may use any reasonable averaging and attribution methods generally applied by such Lender.

§13.11 Breakage Costs. Borrower shall pay all Breakage Costs required to be paid by them pursuant to this Agreement and incurred from time to time by any Lender within fifteen (15) days from receipt of written notice from Agent, or such earlier date as may be required by this Agreement.

§13.12 Default Interest; Late Charge. Following the occurrence and during the continuance of any Event of Default, and regardless of whether or not the Agent or the Lenders shall have accelerated the maturity of the Loans, all Loans shall bear interest payable on demand at a rate per annum equal to four percent (4.0%) above the interest rate that would otherwise be in effect hereunder (the “Default Rate”), until such amount shall be paid in full (after as well as before judgment). In addition, the Borrower shall pay a late charge equal to four percent (4.0%) of any amount of interest and/or principal payable on the Loans (other than amounts due on the applicable Maturity Date of such Loan or as a result of acceleration), which is not paid by the Borrower within ten (10) days of the date when due.

§13.13  Certificate. A certificate setting forth any amounts payable pursuant to §4.8, §4.9, §4.10, §4.11 or §4.12 and a reasonably detailed explanation of such amounts which are due, submitted by any Lender or the Agent to the Borrower, shall be prima facie evidence of the amount due. A Lender shall be entitled to reimbursement under §4.9, or §4.10 from and after notice to Borrower that such amounts are due given in accordance with §4.9 or §4.10 and for a period of six (6) months prior to receipt of such notice if such Change in Law was effective during such six (6) month period (except that, if the Change in Law or other circumstance giving rise to such increased costs or reductions is retroactive, then the nine-month period referred to above shall be extended to include the period of retroactive effect thereof).

§13.14  Limitation on Interest. Notwithstanding anything in this Agreement or the other Loan Documents to the contrary, all agreements between or among the Borrower, the Lenders and the Agent, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of acceleration of the maturity of any of the Obligations or otherwise, shall the interest contracted for, charged or received by the Lenders exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, interest would otherwise be payable to the Lenders in excess of the maximum lawful amount, the interest payable to the Lenders shall be reduced to the maximum amount permitted under applicable law; and if from any circumstance the Lenders shall ever receive anything of value deemed interest by applicable law in excess of the maximum lawful amount, an amount equal to any excessive interest shall be applied to the reduction of the principal balance of the Obligations and to the payment of interest or, if such excessive interest exceeds the unpaid balance of principal of the Obligations, such excess shall be refunded to the Borrower. All interest paid or agreed to be paid to the Lenders shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full period until payment in full of the principal of the Obligations (including the period of any renewal or extension thereof) so that the interest thereon for such full period shall not exceed the maximum amount permitted by applicable law. This Section shall control all agreements between or among the Borrower, the Lenders and the Agent. The parties hereto hereby agree and stipulate that the only charge imposed upon the Borrower for the use of money in connection with this Agreement is and shall be the interest specifically described in §2.7. Notwithstanding the foregoing, the parties hereto further agree and stipulate that all agency fees, syndication fees, arrangement fees, amendment fees, extension fees, up front fees, commitment fees, facility fees, closing fees, letter of credit fees, underwriting fees, prepayment fees, default charges, late charges, funding or “breakage” charges, increased cost charges, attorneys’ fees and reimbursement for costs and expenses paid by the Agent or any Lender to third parties or for damages incurred by the Agent or any Lender, or any other similar amounts are charges made to compensate the Agent or any such Lender for underwriting or administrative services and costs or losses performed or incurred, and to be performed or incurred, by the Agent and the Lenders in connection with this Agreement and shall under no circumstances be deemed to be charges for the use of money. All charges other than charges for the use of money shall be fully earned and nonrefundable when due. This Section shall control all agreements between or among the Borrowers, the Lenders and the Agent

§13.15  Certain Provisions Relating to Increased Costs and Non-Funding Lenders. If a Lender gives notice of the existence of the circumstances set forth in §4.7 or any Lender requests compensation for any losses or costs to be reimbursed pursuant to any one or more of the provisions of §4.4(b) (as a result of the imposition of U.S. withholding taxes on amounts paid to such Lender under this Agreement), §4.9 or §4.10, then, upon the request of the Borrower, such Lender, as applicable, shall use reasonable efforts in a manner consistent with such institution’s practice in connection with loans like the Loan of such Lender to eliminate, mitigate or reduce amounts that would otherwise be payable by Borrower under the foregoing provisions, provided that such action would not be otherwise prejudicial to such Lender, including, without limitation, by designating another of such Lender’s offices, branches or affiliates; the Borrower agreeing to pay all reasonable and necessary costs and expenses incurred by such Lender in connection with any such action. Notwithstanding anything to the contrary contained herein, if no Default or Event of Default shall have occurred and be continuing, and if any Lender (a) has given notice of the existence of the circumstances set forth in §4.7 or has requested payment or compensation for any losses or costs to be reimbursed pursuant to any one or more of the provisions of §4.4(b) (as a result of the imposition of U.S. withholding taxes on amounts paid to such Lender under this Agreement), §4.9 or §4.10 and following the request of Borrower has been unable to take the steps described above to mitigate such amounts (each, an “Affected Lender”) or (b) has failed to make available to Agent its pro rata share of any Loan or its participation in a Letter of Credit or Swing Loan and such failure has not been cured (a “Non-Funding Lender”), then, within ninety (90) days after such notice or request for payment or compensation or failure to fund, as applicable, Borrower shall have the right as to such Affected Lender or Non-Funding Lender, as applicable, to be exercised by delivery of written notice delivered to the Agent and the Affected Lender or Non-Funding Lender, within ninety (90) days of receipt of such notice or failure to fund, as applicable, to elect to cause the Affected Lender or Non-Funding Lender, as applicable, to transfer its Commitment. The Agent shall promptly notify the remaining Lenders that each of such Lenders shall have the right, but not the obligation, to acquire a portion of the Commitment, pro rata based upon their relevant Applicable Percentages, of the Affected Lender or Non-Funding Lender, as applicable (or if any of such Lenders does not elect to purchase its pro rata share, then to such remaining Lenders in such proportion as approved by the Agent). In the event that the Lenders do not elect to acquire all of the Affected Lender’s or Non-Funding Lender’s Commitment, then the Agent shall endeavor to obtain a new Lender to acquire such remaining Commitment. Upon any such purchase of the Commitment of the Affected Lender or Non-Funding Lender, as applicable, the Affected Lender’s or Non-Funding Lender’s interest in the Obligations and its rights hereunder and under the Loan Documents shall terminate at the date of purchase, and the Affected Lender or Non-Funding Lender, as applicable, shall promptly execute all documents reasonably requested to surrender and transfer such interest. The purchase price for the Affected Lender’s or Non-Funding Lender’s Commitment shall equal any and all amounts outstanding and owed by Borrower to the Affected Lender or Non-Funding Lender, as applicable, including principal, prepayment premium or fee, and all accrued and unpaid interest or fees.

§13.16  Permanent Inability to Determine Rate; Benchmark Replacement.

(a)   Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Loan Document, upon the occurrence of a Benchmark Transition Event, the Agent and the Borrower may amend this Agreement to replace the then-current Benchmark with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. on the fifth (5th) Business Day after the Agent has posted such proposed amendment to all Lenders and the Borrower so long as the Agent has not received, by such time, written notice of objection to such amendment from Lenders comprising the Required Lenders. No replacement of the then-current Benchmark with a Benchmark Replacement pursuant to this §4.16 will occur prior to the applicable Benchmark Transition Start Date. Unless and until a Benchmark Replacement is effective in accordance with this clause §4.16(a), all Loans shall be converted into Base Rate Loans in accordance with the provisions of §4.6 above.

(b)   Conforming Changes. In connection with the use, administration, adoption or implementation of a Benchmark Replacement, the Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document.

(c)   Notices; Standards for Decisions and Determinations. The Agent will promptly notify the Borrowers and the Lenders of (i) the implementation of any Benchmark Replacement and (ii) the effectiveness of any Conforming Changes. The Agent will notify the Borrower of the removal or reinstatement of any tenor of a Benchmark. Any determination, decision or election that may be made by the Agent pursuant to this §4.16, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party hereto, except, in each case, as expressly required pursuant to this §4.16.

(d)   Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if any then-current Benchmark is a term rate (including the Term SOFR Reference Rate) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Agent in its reasonable discretion or (B) the administrator of such Benchmark or the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative or in compliance with or aligned with the International Organization of Securities Commissions (IOSCO) Principles for Financial Benchmarks, then the Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable, non-representative, non-compliant or non-aligned tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is not or will not be representative or incompliance with or aligned with the International Organization of Securities Commissions (IOSCO) Principles for Financial Benchmarks for a Benchmark (including a Benchmark Replacement), then the Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor.

(e)   Benchmark Unavailability Period. Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrower may revoke any request for the applicable SOFR ~~Borrowing~~Loan of, conversion to or continuation of SOFR Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have converted any such request into a request for a Borrowing of or conversion to Base Rate Loans. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of Base Rate based upon Adjusted Term SOFR (or then-current Benchmark) will not be used in any determination of Base Rate.

§14.	~~POOL PROPERTIES AND GUARANTIES~~COLLATERAL SECURITY.

§14.1  Collateral. The Obligations and the Hedge Obligations shall be secured by the security interest to be held by the Agent for the benefit of the Lenders and the Lender Hedge Providers on the Collateral, pursuant to the terms of the Security Documents.

§14.2   ~~§5.1~~  Addition of Pool Properties.

(a)   After the Closing Date, Borrower shall have the right, subject to the consent of the Agent or the Majority Lenders (as provided in clause (g) of the definition of Eligible Real Estate) or the Required Lenders (as provided in the last sentence of this ~~§5.2~~§5.2 ), and the satisfaction by Borrower of the conditions set forth in this ~~§5.2~~§5.2, to add any Potential Pool Property to the Pool. In the event Borrower desires to add additional Potential Pool Property as aforesaid, Borrower shall provide written notice to the Agent of such request (which the Agent shall promptly furnish to the Lenders), together with all documentation and other information reasonably required to permit the Agent to determine whether such Real Estate is Eligible Real Estate.

Thereafter, the Agent shall use its best efforts within (10) Business Days from the date of the receipt of such documentation and other information to advise Borrower whether the necessary Agent, Majority Lender or Required Lender (as applicable) consent to the acceptance of such Potential Pool Property has been received. No Potential Pool Property shall be included in the Pool unless and until the following conditions precedent shall have been satisfied:

(i)   the Potential Pool Property shall be Eligible Real Estate;

(ii)  subject to ~~§5.5~~§5.5 , the owner of the Potential Pool Property (and any other Subsidiary which holds Equity Interests in such owner of the Potential Pool Property) shall have executed a Joinder Agreement and satisfied the conditions of §~~5.4~~5.4;

(iii)  Borrower or the owner of the Potential Pool Property shall have executed and delivered to the Agent all Eligible Real Estate Qualification Documents, all of which instruments, documents or agreements shall be in form and substance reasonably satisfactory to the Agent and the Lenders together with an executed Borrowing Base Availability Certificate in the form of Exhibit F;

(iv)  after giving effect to the inclusion of such Potential Pool Property in connection with each requested Advance, each of the representations and warranties made by or on behalf of the Borrower or any of their respective Subsidiaries contained in this Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with this Agreement shall be true in all material respects both as of the date as of which it was made and shall also be true as of the time of the addition (or any replacement) of Pool Properties, with the same effect as if made at and as of that time (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct only as of such specified date), and no Default or Event of Default shall have occurred and be continuing, and the Agent shall have received a certificate of Borrower to such effect; and

(v)   the Borrower shall have delivered to the Agent a certification that, to Borrower’s knowledge (A) the Potential Pool Property is free of any material environmental, structural, architectural, mechanical or title defects and otherwise meets all the requirements of a Pool Property, (B) the Potential Pool Property is insured in a manner that complies with §7.7 below, and (C) the owner of such Potential Pool Property has no Indebtedness or liabilities other than trade payables incurred in the ordinary course of business.

Notwithstanding the foregoing, in the event such Pool Property or Potential Pool Property does not qualify as Eligible Real Estate (other than clause (f) of the definition of Eligible Real Estate which must be satisfied for all Pool Properties), so long as the conditions set forth in clauses (ii) and (iv) of this §5.1 have been satisfied, such Potential Pool Property shall be included in the Pool and constitute Eligible Real Estate so long as the Agent shall have received the prior written consent of Required Lenders in their sole discretion to the inclusion of such Real Estate as a Pool Property.

§14.3   ~~§5.2~~  Release of Pool Property. Provided no Default or Event of Default shall have occurred hereunder and be continuing (or would exist immediately after giving effect to the transactions contemplated by this §~~5.3~~5.3 including any paydown of the Loans in connection with the transactions contemplated by this §~~5.3~~5.3), the Agent shall release a Pool Property from the Pool, and release the Subsidiary Guarantor from the Guaranty and the Equity Interests in such Subsidiary Guarantor from the lien or security title of the Security Documents upon the request of the Borrower subject to and upon satisfaction of each of the following terms and conditions:

(a)   The Borrower shall have provided the Agent with written notice of its intention to ~~remove any specified Pool Property from the Pool~~release the Subsidiary Guarantor at least ten (10) days prior to the requested release (which notice may be revoked by Borrower at any time), together with such financial information and documentation respecting the proposed sale or refinancing of such Real Estate as the Agent may reasonably request;

(b)   Borrower shall submit to the Agent with such request an executed Borrowing Base Availability Certificate in the form of Exhibit F, adjusted in the best good faith estimate of Borrower solely to give effect to the proposed release and demonstrating that no Default or Event of Default with respect to the covenants referred to therein shall exist after giving effect to such release and if the Borrower would not be in compliance, then any reduction in the outstanding amount of the Loans in connection with such release;

(c)   all release documents to be executed by the Agent shall be in form and substance reasonably satisfactory to the Agent;

(d)   Borrower shall pay all reasonable costs and expenses of the Agent in connection with such release, including without limitation, reasonable attorney’s fees;

(e)   Borrower shall pay to the Agent for the account of the Lenders any payment required to comply with §3.2, which payment shall be applied to reduce the outstanding principal balance of the Loans as provided in §3.2; and

(f)   without limiting or affecting any other provision hereof, any release of a Pool Property will not cause the Borrower to be in violation of the covenants set forth in §§9.1 through 9.7.

§14.4  ~~§5.3~~  Additional Subsidiary Guarantors. As and to the extent that Borrower shall request that certain Real Estate owned directly or indirectly by a Subsidiary of Borrower be included as a Pool Property in connection with the request of any Loan as contemplated by §5.1 and such Real Estate is approved for inclusion as a Pool Property in accordance with the terms hereof, subject to ~~§5.4~~§5.5 below, the Borrower shall cause each such Subsidiary to execute and deliver to Agent a Joinder Agreement wherein, as approved by the Agent, such Subsidiary shall become a Subsidiary Guarantor hereunder and shall join the applicable Pledge Agreements. Each such Subsidiary shall be authorized, in accordance with its respective organizational documents, to be a Subsidiary Guarantor hereunder and to executed such Loan Documents as Agent may require. Borrower shall further cause all representations, covenants and agreements in the Loan Documents with respect to the Subsidiary Guarantors to be true and correct with respect to each such Subsidiary from and after the date such Subsidiary executes and delivers a Joinder Agreement. In connection with the delivery of such Joinder Agreement, Borrower shall deliver to the Agent such organizational agreements, resolutions, consents, opinions and other documents and instruments as the Agent may reasonably require.

§14.5  ~~§5.4~~  Release of Certain Subsidiary Guarantors.

(a)   In the event that all Pool Properties owned by a Subsidiary Guarantor shall have been released from the Pool in accordance with the terms of this Agreement, then such Subsidiary Guarantor shall be deemed to be fully released of all Obligations and all Hedge Obligations without the need of any further actions from Agent or any Lender.

(b)   Notwithstanding anything herein to the contrary, upon the Investment Grade Pricing Date, no Subsidiary of the Borrower shall be required to become a Subsidiary Guarantor unless (i) such Subsidiary creates, incurs, acquires, assumes, suffers to exist or otherwise is or becomes liable

(whether as a borrower, co-borrower, guarantor or otherwise) with respect to any Indebtedness that is Recourse Indebtedness or Unsecured Indebtedness or (ii) the REIT Guarantor or the Borrower cease to have an Investment Grade Rating. Upon the occurrence of the Investment Grade Pricing Date, and provided that no Default or Event of Default exists, the Agent shall promptly release any Pool Property Owner from the Guaranty and release the Equity Interests from the lien of the Pledge Agreements and terminate the Pledge Agreements, the financing statements filed by Agent with respect to the Obligations and the other documents and agreements pursuant to which the Equity Interests were made Collateral for the Loan upon receipt by the Agent of a certificate from an officer of the Borrower certifying that such Pool Property Owner has not created, incurred, acquired, assumed, suffered to exist and is not otherwise liable (whether as a borrower, co-borrower, guarantor or otherwise) with respect to any Indebtedness that is Recourse Indebtedness or Unsecured Indebtedness (or simultaneously with the release hereunder will be released from liability with respect to such Indebtedness). In the event that at any time after the Subsidiary Guarantors have been released from the Guaranty or from their obligation to become a Subsidiary Guarantor pursuant to this Section and the Pledge Agreements have been released, such Pool Property Owner becomes obligated on any Unsecured Indebtedness or other Recourse Indebtedness or the REIT Guarantor or Borrower cease to have an Investment Grade Rating, the Borrower shall within ten (10) Business Days (or such later date as agreed by the Agent) after such occurrence cause such Pool Property Owner required to become a Subsidiary Guarantor under ~~§5.4~~§5.4 of this Agreement and shall reinstate the Pledge Agreements and related Security Documents granting the Collateral and to execute and deliver the documents required in said ~~§5.4~~§5.4. Notwithstanding the foregoing, the foregoing provisions shall not apply to the REIT Guarantor, which may only be released upon the written approval of the Agent and all of the Lenders.

§14.6 Release of Collateral Upon the refinancing or repayment of the Obligations in full, then the Agent shall release the Collateral from the lien and security interest of the Security Documents and release the Borrowers and Guarantors from their obligations under the Loan Documents; provided that Agent has not received a notice from the “Representative” (as defined in §14.17) or the holder of the Hedge Obligations that any Hedge Obligation is then due and payable to the holder thereof.

§15. REPRESENTATIONS AND WARRANTIES . The Borrower represents and warrants to the Agent and the Lenders as follows, each as of the Closing Date hereof, and as of the date of a request for a funding of any Loan hereunder:

§15.1 Corporate Authority, Etc.

(a)   Incorporation; Good Standing. Borrower is a Maryland limited partnership duly organized pursuant to its certificate of limited partnership filed with the Maryland Secretary of State, and is validly existing and in good standing under the laws of Maryland. Borrower (i) has all requisite power to own its property and conduct its business as now conducted and as presently contemplated, and (ii) is in good standing and is duly authorized to do business in each other jurisdiction where a failure to be so qualified in such other jurisdiction could have a Material Adverse Effect.

(b)   Other Credit Parties. Each of the other Transaction Parties (i) is a corporation, limited partnership, general partnership, limited liability company or trust duly organized under the laws of its State of organization and is validly existing and in good standing under the laws thereof, (ii) has all requisite power to own its property and conduct its business as now conducted and as presently contemplated and (iii) is in good standing and is duly authorized to do business in each jurisdiction where a Pool Property owned or leased by it is located to the extent required to do so under applicable law and in each other jurisdiction where a failure to be so qualified could have a Material Adverse Effect.

(c)   Other Subsidiaries. Except where a failure to satisfy such representation would not have a Material Adverse Effect, each of the Subsidiaries of the Borrower (other than the Pool Property Owners) (i) is a corporation, limited partnership, general partnership, limited liability company or trust duly organized under the laws of its State of organization and is validly existing and in good standing under the laws thereof, (ii) has all requisite power to own its property and conduct its business as now conducted and as presently contemplated and (iii) is in good standing and is duly authorized to do business in each jurisdiction where Real Estate owned or leased by it is located.

(d)   Authorization. The execution, delivery and performance of this Agreement and the other Loan Documents to which any Credit Party is a party and the transactions contemplated hereby and thereby (i) are within the authority of the Credit Parties, (ii) have been duly authorized by all necessary actions on the part of the Credit Parties, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which any Credit Party is subject or any judgment, order, writ, injunction, license or permit applicable to any Credit Party, except as would not reasonably be expected to result in a Material Adverse Effect, (iv) do not and will not conflict with or constitute a default (whether with the passage of time or the giving of notice, or both) under any provision of the partnership agreement, articles of incorporation or other charter documents or bylaws of, or any agreement or other instrument binding upon, any Credit Party or or any of its properties where, in the case of any agreement or other instrument binding upon any Credit Party or any of its properties, any conflict or default would not reasonably be expected to have a Material Adverse Effect, (v) do not and will not result in or require the imposition of any lien or other encumbrance on any of the properties, assets or rights of any Credit Party other than the liens and encumbrances in favor of Agent contemplated by this Agreement and the other Loan Documents, and (vi) do not require the approval or consent of any Person other than those already obtained and delivered to Agent or except as would not reasonably be expected to result in a Material Adverse Effect.

(e)   Enforceability. The execution and delivery of this Agreement and the other Loan Documents to which any of the Credit Parties is a party are valid and legally binding obligations of the Credit Parties enforceable in accordance with the respective terms and provisions hereof and thereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and general principles of equity.

§15.2  Governmental Approvals. The execution, delivery and performance of this Agreement and the other Loan Documents to which any Credit Party is a party and the transactions contemplated hereby and thereby do not require the approval or consent of, or filing or registration with, or the giving of any notice to, any court, department, board, governmental agency or authority other than (i) those already obtained, (ii) the filing of the Security Documents in the appropriate records office with respect thereto, in each case, except as would not reasonably be expected to result in a Material Adverse Effect.

§15.3  Title to Pool Properties. Except as indicated on Schedule 6.3 hereto or other adjustments that are not material in amount, the Pool Property Owners own or lease each Pool Property subject to no rights of others, including any mortgages, leases pursuant to which the Pool Property Owners or any of their Affiliates is the lessee, conditional sales agreements, title retention agreements, liens or other monetary encumbrances except Permitted Liens.

§15.4  Financial Statements. REIT Guarantor has furnished to Agent: (a) the consolidated balance sheet of REIT Guarantor and its Subsidiaries as of the Balance Sheet Date and the related consolidated statement of income and cash flow for the most recent period then ended (and available) certified by an Authorized Officer or the chief financial or accounting officer of REIT Guarantor, (b) as of the Closing Date, an unaudited statement of Net Operating Income for each of the Pool Properties (if any) for the most recent period then ended (and available) certified by the chief financial or accounting officer of Borrower as fairly presenting in all material respects the Net Operating Income for such parcels for such periods, and (c) certain other financial information relating to the Borrower and the Real Estate (including, without limitation, the Pool Properties). Such balance sheet and statements have been prepared in accordance with generally accepted accounting principles and fairly present in all material respects the consolidated financial condition of the REIT Guarantor and its Subsidiaries as of such dates and the consolidated results of the operations of the REIT Guarantor and its Subsidiaries for such periods.

§15.5  No Material Changes. Since the later of Balance Sheet Date or the date of the most recent financial statements delivered pursuant to §7.4, as applicable, except as otherwise disclosed to Agent, there has occurred no materially adverse change in the financial condition, management, or business of the Borrower, and their respective Subsidiaries taken as a whole as shown on or reflected in the consolidated balance sheet of the REIT Guarantor as of the Balance Sheet Date, or its consolidated statement of income or cash flows for the calendar year then ended, other than changes that have not and could not reasonably be expected to have a Material Adverse Effect. As of the date hereof, except as set forth on Schedule 6.5 hereto, there has occurred no materially adverse change in the financial condition, prospects, operations or business activities of any of the Pool Properties from the condition shown on the statements of income delivered to the Agent pursuant to §6.4 other than changes in the ordinary course of business that have not had a Material Adverse Effect.

§15.6  Franchises, Patents, Copyrights, Etc. The Transaction Parties possess all franchises, patents, copyrights, trademarks, trade names, service marks, licenses and permits, and rights in respect of the foregoing, adequate for the conduct of their business substantially as now conducted without known conflict with any rights of others. None of the Pool Properties is owned or operated under or by reference to any registered or protected trademark, trade name, service mark or logo, except where such failure or conflict would not reasonably be expected to have a Material Adverse Effect.

§15.7  Litigation. As of the date hereof, except as stated on Schedule 6.7, there are no actions, suits, proceedings or investigations of any kind pending or to the knowledge of the Borrower or the Subsidiary Guarantors threatened against any Transaction Party before any court, tribunal, arbitrator, mediator or administrative agency or board which question the validity of this Agreement or any of the other Loan Documents, any action taken or to be taken pursuant hereto or thereto or any lien, security title or security interest created or intended to be created pursuant hereto or thereto. As of the date hereof, except as set forth on Schedule 6.7, there are no judgments, final orders or awards outstanding against or affecting any Transaction Party or any Pool Property individually or in the aggregate in excess of $1,000,000.

§15.8  No Material Adverse Contracts, Etc. None of the Transaction Parties is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation that has or is expected in the future to have a Material Adverse Effect, with the Lenders agreeing the exercise of the redemption rights granted under the Partnership Agreement shall not be deemed to have a Material Adverse Effect. None of the Transaction Parties is a party to any contract or agreement that has or could reasonably be expected to have a Material Adverse Effect.

§15.9  Compliance with Other Instruments, Laws, Etc. None of the Transaction Parties is in violation of any provision of its charter or other organizational documents, bylaws, or any agreement or instrument to which it is subject or by which it or any of its properties is bound or any decree, order, judgment, statute, license, rule or regulation, in any of the foregoing cases in a manner that has had or could reasonably be expected to have a Material Adverse Effect.

§15.10 Tax Status. Except as would not reasonably be expected to result in a Material Adverse Effect, each of the Transaction Parties (a) has made or filed all federal and state income and all other Tax returns, reports and declarations required by any jurisdiction to which it is subject or has obtained an extension for filing, (b) has paid prior to delinquency all Taxes and other governmental assessments and charges shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and by appropriate proceedings or for which any of the Borrower or their respective Subsidiaries, as applicable has set aside on its books provisions reasonably adequate for the payment of such Taxes, and (c) has made provisions reasonably adequate for the payment of all accrued Taxes not yet due and payable. Except as would not reasonably be expected to result in a Material Adverse Effect, there are no unpaid Taxes claimed by the taxing authority of any jurisdiction to be due by the Borrower of their respective Subsidiaries, the officers or partners of such Person know of no basis for any such claim, and as of the Closing Date, there are no audits pending or to the knowledge of Borrower threatened with respect to any Tax returns filed by Borrower or its respective Subsidiaries. The taxpayer identification number for Borrower is 46-4654279.

§15.11  No Event of Default. No Default or Event of Default has occurred and is continuing.

§15.12  Investment Company Act; EEA Financial Institution. None of the Borrower or any of their respective Subsidiaries is an “investment company”, or an “affiliated company” or a “principal underwriter” of an “investment company”, as such terms are defined in the Investment Company Act of 1940. None of the Credit Parties is an EEA Financial Institution.

§15.13  Absence of UCC Financing Statements, Etc.

(a) The Security Documents are effective to create in favor of the Agent, for the benefit of the holders of the Obligations, a valid and enforceable security interest in substantially all of the Collateral and proceeds thereof. In the case of the pledged Equity Interests described in the Pledge Agreement, when and if the Agent obtains control of certificated certificates representing such pledged Equity Interests, and in the case of substantially all of the other Collateral described in the Security Documents, when financing statements and other filings in appropriate form are or have been filed in the appropriate offices, the Agent shall have a perfected Lien on, and security interest in, all right, title and interest of the Credit Parties in such Collateral and the proceeds thereof as security for the Obligations, to the extent a security interest can be perfected by filing financing statements or obtaining possession of certificated certificates, in each case prior and superior in right to any other Person (except Permitted Liens).

(b) Except with respect to Permitted Liens or as disclosed on the lien search reports delivered to and approved by the Agent, there is no financing statement (but excluding any financing statements that may be filed against any Transaction Party without the consent or agreement of such Person), security agreement, chattel mortgage, real estate mortgage or other document filed or recorded with any applicable filing records, registry, or other public office, that purports to cover, affect or give notice of any present or possible future lien on, or security interest or security title in, any Pool Property.

§15.14 ~~[Intentionally Omitted]~~Setoff, Etc.  The Collateral and the rights of the Agent (as applicable) and the Lenders with respect to the Collateral are not subject to any setoff, claims, withholdings or other defenses by the Borrower or any of the Subsidiary Guarantors or Affiliates or, to the best knowledge of Borrower, any other Person other than Permitted Liens.

§15.15  Certain Transactions. Except as disclosed on Schedule 6.15 hereto, none of the partners, officers, trustees, managers, members, directors, or employees of any Transaction Party is, nor shall any such Person become, a party to any transaction with any Transaction Party (other than for services as partners, managers, members, employees, officers and directors), including any agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any partner, officer, trustee, director or such employee or, to the knowledge of the Credit Parties, any corporation, partnership, trust or other entity in which any partner, officer, trustee, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, which are on terms less favorable to the Transaction Parties than those that would be obtained in a comparable arms-length transaction.

§15.16  Employee Benefit Plans Except as would not reasonably be expected to have a Material Adverse Effect, Borrower and each ERISA Affiliate that is subject to ERISA has fulfilled its obligation, if any, under the minimum funding standards of ERISA and the Code with respect to each Employee Benefit Plan, Multiemployer Plan or Guaranteed Pension Plan and is in compliance in all material respects with the presently applicable provisions of ERISA and the Code with respect to each Employee Benefit Plan, Multiemployer Plan or Guaranteed Pension Plan. Except as would not reasonably be expected to result in a Material Adverse Effect, neither Borrower nor any ERISA Affiliate has (a) sought a waiver of the minimum funding standard under §412 of the Code in respect of any Multiemployer Plan or Guaranteed Pension Plan or (b) incurred any liability under Title IV of ERISA other than a liability to the PBGC for premiums under §4007 of ERISA. Neither Borrower nor any ERISA Affiliate has failed to make any contribution or payment to any Multiemployer Plan or Guaranteed Pension Plan, or made any amendment to any Multiemployer Plan or Guaranteed Pension Plan, which has resulted or would reasonably be expected to result in the imposition of a Lien. None of the Pool Properties constitutes a “plan asset” of any Employee Benefit Plan, Multiemployer Plan or Guaranteed Pension Plan in each case, that is subject to ERISA.

§15.17  Disclosure. All of the representations and warranties made by the Credit Parties in this Agreement and the other Loan Documents or any document or instrument delivered to the Agent or the Lenders pursuant to or in connection with any of such Loan Documents are true and correct in all material respects. All information contained in this Agreement, the other Loan Documents or otherwise furnished to or made available to the Agent or the Lenders by any Credit Party, is and will be true and correct in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein not materially misleading when taken as a whole. The written information, reports and other papers and data with respect to the Borrower, any Subsidiary or the Pool Properties (other than projections and estimates) furnished to the Agent or the Lenders by any Credit Party in connection with this Agreement or the obtaining of the Commitments of the Lenders hereunder was, at the time so furnished, correct in all material respects, or has been subsequently supplemented by other written information, reports or other papers or data, to the extent necessary to give in all material respects a true and accurate knowledge of the subject matter in all material respects; provided that such representation shall not apply to (a) the accuracy of any appraisal, title commitment, survey, or engineering and environmental reports prepared by third parties or legal conclusions or analysis provided by the Borrower’s counsel or (b) budgets, projections and other forward-looking speculative information prepared in good faith by the Borrower (except to the extent the related assumptions were when made manifestly unreasonable) except to the extent that any of the foregoing would not reasonably be expected to have a Material Adverse Effect.

§15.18  Trade Name; Place of Business. No Credit Party uses any trade name and conducts business under any name other than its actual name set forth in the Loan Documents. The principal place of business of the Borrower and the other Credit Parties is c/o City Office REIT, Inc., 1075 West Georgia Street, Suite 2600, Vancouver, BC Canada V6E 3C9.

§15.19  Regulations T, U and X. No portion of any Loan is to be used for the purpose of purchasing or carrying any “margin security” or “margin stock” as such terms are used in Regulations T, U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. Parts 220, 221 and 224. No Borrower or other Credit Party is engaged, nor will it engage, principally or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any “margin security” or “margin stock” as such terms are used in Regulations T, U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. Parts 220, 221 and 224.

§15.20 Environmental Compliance. Except as set forth on Schedule 6.20 or as specifically set forth in the written environmental site assessment reports of the Environmental Engineer provided to the Agent on or before the date hereof, or in the case of Pool Property acquired after the date hereof, the environmental site assessment reports with respect thereto provided to the Agent:

(a)  None of the Pool Properties, nor to Borrower’s knowledge, any tenant or operations thereon, is in violation, or alleged violation, of any Environmental Law, which violation would reasonably be expected to have a Material Adverse Effect.

(b)  No Transaction Party has received written notice from any third party including, without limitation, any federal, state or local governmental authority, (i) that it has been identified by the United States Environmental Protection Agency (“EPA”) as a potentially responsible party under CERCLA with respect to a site listed on the National Priorities List, 40 C.F.R. Part 300 Appendix B (1986); (ii) that any Hazardous Substance(s) which it has generated, transported or disposed of have been found at any site at which a federal, state or local agency or other third party has conducted, or has demanded that Borrower conduct a remedial investigation, removal or other response action pursuant to any Environmental Law; or (iii) that it is or shall be a named party to any claim, action, cause of action, complaint, or legal or administrative proceeding (in each case, contingent or otherwise) arising out of any third party’s incurrence of costs, expenses, losses or damages in connection with the release of Hazardous Substances in violation of applicable Environmental Law, which in the case of clauses (i) through (iii) above which involves a Pool Property and which would reasonably be expected to have a Material Adverse Effect.

(c)  (i) No portion of the Pool Properties is used by a Transaction Party, or to the knowledge of Borrower or Subsidiary Guarantors, by any tenant or operator thereon for the handling, processing, storage or disposal of Hazardous Substances except in compliance with applicable Environmental Laws, and no underground tank or other underground storage receptacle for Hazardous Substances is located on any portion of the Pool Properties except those which are being operated and maintained, and, if required, remediated, in compliance with Environmental Laws; (ii) in the course of any business activities conducted by the Borrower, their respective Subsidiaries or, to the Borrower’s actual knowledge, the tenants and operators of their properties, no Hazardous Substances have been generated or are being used on the Pool Properties except in the ordinary course of the Transaction Parties’ or their tenants’ and operators’ business and in compliance with applicable Environmental Laws; (iii) to Borrower’s actual knowledge, there has been no past or present releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, disposing or dumping (other than in reasonable quantities to the extent necessary in the ordinary course of operation of the Transaction Parties’, their tenants’ or operators’ business and, in any event, in compliance with all Environmental Laws) (a “Release”) or threatened Release of Hazardous Substances on, upon, into or from the Pool Properties, which Release would reasonably be expected to have a Material Adverse Effect; (iv) to Borrower’s knowledge, there have been no Releases on, upon, from or into any real property in the vicinity of any of the Pool Properties which, through soil or groundwater contamination, have come to be located on the Pool Properties, and which would be reasonably anticipated to have a Material Adverse Effect; and (v) to Borrower’s actual knowledge, any Hazardous Substances that have been generated on any of the Pool Properties have been transported off-site in accordance with all applicable Environmental Laws and in a manner that would not reasonably be expected to have a Material Adverse Effect.

(d)  Except for such matters that shall be complied with as of the Closing Date, by virtue of the transactions set forth herein and contemplated hereby, or as a condition to the effectiveness of any other transactions contemplated hereby, none of the Transaction Parties nor the Pool Properties will become subject to any applicable Environmental Law requiring the performance of environmental site assessments, or the removal or remediation of Hazardous Substances, or the giving of notice to any governmental agency or the recording or delivery to other Persons of an environmental disclosure document or statement pursuant to applicable Environmental Laws, which would reasonably be expected to have a Material Adverse Effect.

(e)  There are no existing or closed sanitary waste landfills, or hazardous waste treatment, storage or disposal facilities on the Pool Properties except where such existence would not reasonably be expected to have a Material Adverse Effect.

(f)  No Transaction Party has received any written notice from any party that any use, operation, or condition of any Pool Properties has caused any adverse condition on any other property that would reasonably be expected to result in a claim under applicable Environmental Law that would have a Material Adverse Effect, nor does any Transaction Party have actual knowledge of any existing facts or circumstances that could reasonably be expected to form the basis for such a claim.

§15.21  Subsidiaries; Organizational Structure. Schedule 6.21 sets forth, as of the Closing Date, all of the Subsidiaries and non wholly owned subsidiaries of Borrower, the form and jurisdiction of organization of each of the Subsidiaries and non wholly owned subsidiaries, and the owners of the direct and indirect ownership interests therein. No Person owns any legal, equitable or beneficial interest in any of the Persons set forth on Schedule 6.21 except as set forth on such Schedule.

§15.22  Leases. The Borrower has delivered to the Agent true and complete copies of the Leases and any amendments thereto relating to each Pool Property required to be delivered as a part of the Eligible Real Estate Qualification Documents as of the date hereof. An accurate and complete Rent Roll in all material respects as of the date of inclusion of each Pool Property in the Pool with respect to all Leases of any portion of the Pool Property has been provided to the Agent. The Leases previously delivered to Agent as described in the preceding sentence constitute as of the date thereof the sole material agreements relating to leasing or licensing of space at such Pool Property and in the Building relating thereto. No tenant under any Lease is entitled to any free rent, partial rent, rebate of rent payments, credit, offset or deduction in rent, including, without limitation, lease support payments or lease buy-outs, except as reflected in such Leases or such Rent Roll. Except as set forth in Schedule 6.22, the Leases reflected therein are, as of the date of inclusion of the applicable Pool Property in the Pool, in full force and effect in accordance with their respective terms, without any payment default or any other material default thereunder, nor are there any material defenses, counterclaims, offsets, concessions or rebates available to any tenant thereunder, and except as reflected in Schedule 6.22, no Borrower has given or made, any notice of any payment or other material default, or any claim, which remains uncured or unsatisfied, with respect to any of the Leases, and to the best of the knowledge and belief of the Credit Parties, there is no basis for any such claim or notice of default by any tenant except in the case of any of the foregoing, those matters which would not result in a Material Adverse Effect. Borrower knows of no condition which with the giving of notice or the passage of time or both would constitute a default on the part of any tenant with respect to the material terms under a Lease or of the respective Borrower as landlord under the Lease, which would result in a Material Adverse Effect. No security deposit or advance rental or fee payment (more than 2 months in advance) has been made by any lessee or licensor under the Leases except as may be specifically designated in the copies of the Leases furnished to the Agent or as otherwise disclosed to Agent in writing. No property other than the Pool Property which is the subject of the applicable Lease is necessary to comply with the requirements (including, without limitation, parking requirements) contained in such Lease.

§15.23  Property. Except as set forth in Schedule 6.23 or as set forth in the written engineer reports provided to Agent on or before the date hereof or on or before the date when any Real Estate becomes

Eligible Real Estate, (i), all of the Pool Properties, and all major building systems located thereon, are structurally sound, in good condition and working order and free from material defects, subject to ordinary wear and tear, except for such portion of such Real Estate which is not occupied by any tenant and which may not be in final working order pending final build-out of such space except where such defects have not had and could not reasonably be expected to have a Material Adverse Effect. Each of the Pool Properties, and the use and operation thereof, is in material compliance with all applicable federal and state law and governmental regulations and any local ordinances, orders or regulations, including without limitation, laws, regulations and ordinances relating to zoning, building codes, subdivision, fire protection, health, safety, handicapped access, historic preservation and protection, wetlands, tidelands, and Environmental Laws except in cases that would not reasonably cause a Material Adverse Effect. All water, sewer, electric, gas, telephone and other utilities necessary for the use and operation of the Pool Property are installed to the property lines of the Pool Property through dedicated public rights of way or through perpetual private easements and, except in the case of drainage facilities, are connected to the Building located thereon with valid permits and are adequate to service the Building in compliance with applicable law, and except where the failure of any of the foregoing could not reasonably be expected to have a Material Adverse Effect. The streets abutting the Real Estate are dedicated and accepted public roads, to which the Real Estate has direct access or are perpetual private ways (with direct access to public roads) to which the Real Estate has direct access. There are no material unpaid or outstanding real estate or other taxes or assessments on or against any of the Pool Properties which are payable by the Borrower or any Pool Property Owner (except only real estate or other taxes or assessments, that are not yet delinquent or are being protested as permitted by this Agreement). Except as otherwise disclosed to Agent in writing, there are no pending, or to the knowledge of Borrower or Subsidiary Guarantors threatened or contemplated, eminent domain proceedings against any of the Pool Properties. Except as otherwise disclosed to Agent in writing, none of the Pool Properties is now damaged as a result of any fire, explosion, accident, flood or other casualty. Each Pool Property is insured in accordance with the provisions of §7.7 and, except as otherwise disclosed to Agent in writing, none of the Transaction Parties has received any outstanding notice from any insurer or its agent requiring performance of any work with respect to any of the Pool Properties or canceling or threatening to cancel any policy of insurance, and each of the Pool Properties complies with the material requirements of all of the Borrower’s and Pool Property Owners’ insurance carriers, except where any of the foregoing would not reasonably be expected to have a Material Adverse Effect. Except as otherwise disclosed to Agent, the Transaction Parties have no Management Agreements for any of the Pool Properties. To the best knowledge of the Borrower and the Subsidiary Guarantors, there are no materials claims or any bases for material claims in respect of any Pool Property or its operation by any party to any service agreement or Management Agreement, that would have a Material Adverse Effect. No person or entity has any right or option to acquire any Pool Property or any Building thereon or any portion thereof or interest therein, except for certain tenants pursuant to the terms of their Leases with the Pool Property Owners.

§15.24  Ground Lease.

(a)  Each Eligible Ground Lease contains the entire agreement of the applicable Transaction Party and the applicable owner of the fee interest in such real property (the “Fee Owner”), pertaining to the Real Estate covered thereby. With respect to Real Estate subject to a Eligible Ground Lease, the applicable Transaction Party has no estate, right, title or interest in or to the Real Estate except under and pursuant to the Eligible Ground Lease or except as may be otherwise approved in writing by Agent. The applicable Credit Party has delivered a true and correct copy of the Eligible Ground Lease to the Agent and the Eligible Ground Lease has not been modified, amended or assigned, with the exception of written instruments that have been recorded in the applicable Real Estate records for such Real Estate.

(b)  The applicable Fee Owner is the exclusive fee simple owner of the Real Estate and of the lessor’s interest in the Eligible Ground Lease.

(c)  There are no rights to terminate the Eligible Ground Lease other than the applicable Fee Owner’s right to terminate by reason of default, casualty, condemnation or other reasons, in each case as expressly set forth in the Eligible Ground Lease.

(d)  Each Eligible Ground Lease is in full force and effect and, to the Borrower’s knowledge, no breach or default or event that with the giving of notice or passage of time would constitute a breach or default under any Eligible Ground Lease (a “Ground Lease Default”) exists or has occurred on the part of a Transaction Party or on the part of a Fee Owner under any Eligible Ground Lease. All base rent and additional rent, if any, due and payable under each Eligible Ground Lease has been paid through the date hereof and no Transaction Party is required to pay any deferred or accrued rent after the date hereof under any Eligible Ground Lease. No Transaction Party has received any written notice that a Eligible Ground Lease Default has occurred or exists, or that any Fee Owner or any third party alleges the same to have occurred or exist.

(e)  The applicable Transaction Party is the exclusive owner of the ground lessee’s interest under and pursuant to each Eligible Ground Lease and has not assigned, transferred or encumbered its interest in, to, or under the Eligible Ground Lease.

§15.25 Brokers. None of the Borrower nor any of their respective Subsidiaries has engaged or otherwise dealt with any broker, finder or similar entity in connection with this Agreement or the Loans contemplated hereunder.

§15.26 Other Debt. As of the Closing Date, no Credit Party or Subsidiary of Borrower is in default of the payment of any Indebtedness in excess of $500,000 or the performance of any material obligation under any related agreement to which any of them is a party. None of the Credit Parties is a party to or bound by any agreement, instrument or indenture that may require the subordination in right or time or payment of any of the Obligations to any other indebtedness or obligation of Borrower. Schedule 6.26 hereto sets forth all agreements, mortgages, deeds of trust, financing agreements or other material agreements binding upon the Credit Parties or their respective properties and entered into by any of the Credit Parties as of the date of this Agreement with respect to any Indebtedness of the Credit Parties, and the Borrower has provided the Agent with true, correct and complete copies thereof, with the redemption obligations set forth under the Partnership Agreement not being deemed Indebtedness for the purposes of this §6.26.

§15.27 Solvency. As of the Closing Date and after giving effect to the transactions contemplated by this Agreement and the other Loan Documents, including all Loans made or to be made hereunder, and, including, without limitation the provisions of §37 hereof, no Credit Party is insolvent on a balance sheet basis such that the sum of such Person’s assets exceeds the sum of such Person’s liabilities, each Credit Party is able to pay its debts as they become due, and each Credit Party has sufficient capital to carry on its business.

§15.28 No Bankruptcy Filing. No Credit Party has made an assignment for the benefit of creditors or taken advantage of any insolvency act for the benefit of debtors. No Credit Party is contemplating either the filing of a petition by it under any state or federal bankruptcy or insolvency laws or the liquidation of its assets or property, and the Borrower and the Subsidiary Guarantors have no knowledge of any Person contemplating the filing of any such petition against it.

§15.29 No Fraudulent Intent. Neither the execution and delivery of this Agreement or any of the other Loan Documents nor the incurrence of indebtedness or the performance of any actions required hereunder or thereunder is being undertaken by Borrower with or as a result of any actual intent by any of such Persons to hinder, delay or defraud any entity to which any of such Persons is now or will hereafter become indebted. No transfer of property has been or will be made by any Credit Party in connection with the transactions contemplated by this Agreement or the other Loan Documents with the intent to hinder, delay, or defraud either present or future creditors of any Credit Party.

§15.30 Transaction in Best Interests of Borrower; Consideration. The transaction evidenced by this Agreement and the other Loan Documents is in the best interests of each Credit Party. The direct and indirect benefits to inure to the Credit Parties pursuant to this Agreement and the other Loan Documents constitute substantially more than “reasonably equivalent value” (as such term is used in §548 of the Bankruptcy Code) and “valuable consideration,” “fair value,” and “fair consideration,” (as such terms are used in any applicable state fraudulent conveyance law), in exchange for the benefits to be provided to the Credit Parties pursuant to this Agreement and the other Loan Documents, and but for the willingness of each Guarantor to be a guarantor of the Loans, the Borrower would be unable to obtain the financing contemplated hereunder which financing will enable the Borrower and its Subsidiaries to have available financing to conduct and expand their business. The Credit Parties further acknowledge and agree that Credit Parties constitute a single integrated and common enterprise and that each receives a benefit from the availability of credit under this Agreement.

§15.31 OFAC. Neither the REIT Guarantor, nor any of its Subsidiaries, nor, to the knowledge of the Borrower, any director, officer or employee thereof, is an individual or entity that is, or is owned or controlled directly by any individual or entity that is (or will be) (i) a Sanctioned Person, (ii) located, organized or resident, or has its assets located, in a Designated Jurisdiction, (iii) engaged in any transaction with any Sanctioned Person or any Person who is located, organized or resident in any Designated Jurisdiction to the extent that such transactions would violate Sanctions, or (iv) has violated any Anti-Money Laundering Law in any material respect. No Loan or Letter of Credit, nor the proceeds from any Loan or Letter of Credit, has been used, directly or indirectly, or has otherwise been made available to fund any activity or business in any Designated Jurisdiction or to fund any activity or business with any Sanctioned Person, or in any other manner that will result in a violation by any Credit Party or Subsidiary thereof, or any Lender, the Agent, the Issuing Lender, of Sanctions. Each of the Credit Parties and its Subsidiaries, and to the knowledge of the Credit Parties, each director, officer, employee, agent and Affiliate of the Credit Parties and each such Subsidiary, is in compliance with the Anti-Corruption Laws in all material respects. The Credit Parties have implemented and maintain in effect policies and procedures designed to promote and achieve compliance with the Anti-Corruption Laws and applicable Sanctions. In addition, Credit Parties hereby agree to provide to the Lenders any additional information that a Lender reasonably deems necessary from time to time in order to ensure compliance with all applicable laws concerning money laundering and similar activities.

§15.32 REIT Status. The REIT Guarantor is qualified to elect or has elected status as a real estate investment trust under Section 856 of the Code and currently is in compliance in all material respects with all provisions of the Code applicable to the qualification of the REIT Guarantor as a real estate investment trust.

§16.  AFFIRMATIVE COVENANTS. The Borrower covenants and agrees that, so long as any Loan or Note is outstanding or any Lender has any obligation to make any Loans:

§16.1  Punctual Payment. The Borrower will duly and punctually pay or cause to be paid the principal and interest on the Loans and all interest and fees provided for in this Agreement, all in accordance with the terms of this Agreement and the Notes, as well as all other sums owing pursuant to the Loan Documents in accordance with the terms hereof.

§16.2  Maintenance of Office. Each Credit Party will maintain its respective chief executive office at 1075 West Georgia Street, Suite 2600, Vancouver, BC Canada V6E 3C9, or at such other as the Borrower shall designate upon prompt written notice to the Agent and the Lenders, where notices, presentations and demands to or upon the Borrower in respect of the Loan Documents may be given or made.

§16.3  Records and Accounts The Credit Parties will (a) keep, and cause each of their respective Subsidiaries to keep true and accurate records and books of account in which full, true and correct entries will be made in accordance with GAAP (in each case, in all material respects) and (b) make adequate provision for the payment of all Taxes (including income taxes). Neither Borrower nor any of their respective Subsidiaries shall, without the prior written consent of the Agent (x) make any material change to the accounting policies/principles used by such Person in preparing the financial statements and other information described in §6.4 or §7.4 (unless required by GAAP or other applicable accounting standards), or (y) change its fiscal year.

§16.4  Financial Statements, Certificates and Information. Borrower will deliver or cause to be delivered to the Agent:

(a)   not later than one hundred twenty (120) days after the end of each calendar year, the audited Consolidated balance sheet of the REIT Guarantor at the end of such year, and the related audited consolidated statements of income, changes in capital and cash flows for such year, setting forth in comparative form the figures for the previous fiscal year and all such statements to be in reasonable detail, prepared in accordance with GAAP, together with a certification by an Authorized Officer or the chief financial officer or accounting officer of the REIT Guarantor that the information contained in such financial statements fairly presents in all material respects the financial position of the REIT Guarantor and its Subsidiaries, and accompanied by an auditor’s report prepared without qualification as to the scope of the audit by a member firm of KPMG, LLP or another nationally recognized accounting firm, and any other information the Agent may reasonably request to complete a financial analysis of Borrower and its Subsidiaries;

(b)   not later than sixty (60) days after the end of ~~the first three~~each calendar ~~quarters~~quarter of each year, commencing December 31, 2023, copies of the unaudited consolidated balance sheet of the REIT Guarantor and the Borrower and its Subsidiaries as at the end of such quarter, and the related unaudited consolidated statements of income and cash flows for the portion of the REIT Guarantor’s fiscal year then elapsed, all in reasonable detail and prepared in accordance with GAAP, together with a certification by an Authorized Officer or the chief financial officer or accounting officer of REIT Guarantor that the information contained in such financial statements fairly presents in all material respects the financial position of the REIT Guarantor and its Subsidiaries on the date thereof (subject to year-end adjustments);

(c)   simultaneously with the delivery of the financial statements referred to in subsections (a) and (b) above an executed Borrowing Base Availability Certificate in the form of Exhibit F and a statement (a “Compliance Certificate”) certified by an Authorized Officer or the chief financial officer or chief accounting officer of REIT Guarantor in the form of Exhibit G hereto (or in such other form as the Agent may reasonably approve from time to time) setting forth in reasonable detail computations evidencing compliance or non-compliance (as the case may be) with the covenants contained in §9. The REIT Guarantor shall submit with the Compliance Certificate a Borrowing Base Certificate in the form of Exhibit F attached hereto pursuant to which the REIT Guarantor shall calculate the amount of the Borrowing

Base Availability as of the end of the immediately preceding calendar quarter. All income, expense, debt and value associated with Real Estate or other Investments disposed of during any quarter will be eliminated from calculations, where applicable. The Compliance Certificate shall be accompanied by copies of the statements of Net Operating Income for such calendar quarter for each of the Pool Properties, prepared on a basis consistent with the statements furnished to the Agent prior to the date hereof and otherwise in form and substance reasonably satisfactory to the Agent, together with a certification by an Authorized Officer or the chief financial officer or chief accounting officer of REIT Guarantor that the information contained in such statement fairly presents in all material respects Net Operating Income of the Pool Properties for such periods;

(d)   simultaneously with the delivery of the financial statements referred to in clause (a) above, the statement of all contingent liabilities involving amounts of $1,000,000 or more of the Credit Parties which are not reflected in such financial statements or referred to in the notes thereto (including, without limitation, all guaranties, endorsements and other contingent obligations in respect of the indebtedness of others, and obligations to reimburse the issuer in respect of any letters of credit);

(e)   simultaneously with the delivery of the financial statements referred to in subsections (a) and (b) above, (i) a Rent Roll for each of the Pool Properties and a summary thereof in form reasonably satisfactory to Agent as of the end of each calendar quarter (including the fourth calendar quarter in each year), and (ii) an operating statement for each of the Pool Properties for each such calendar quarter and year to date and a consolidated operating statement for the Pool Properties for each such calendar quarter and year to date (such statements and reports to be in form reasonably satisfactory to Agent), including (if requested by Agent) a receivables aging;

(f)   simultaneously with the delivery of the financial statements referred to in subsections (a) and (b) above, upon request by Agent, a statement (i) listing the Real Estate owned by the Borrower and its Subsidiaries (or in which the Borrower or its Subsidiaries owns an interest) and stating the location thereof, the date acquired and the acquisition cost, (ii) listing the Indebtedness (excluding, for the purposes hereof, the redemption obligations under the Partnership Agreement) of the Borrower and its Subsidiaries, which statement shall include, without limitation, a statement of the original principal amount of such Indebtedness and the current amount outstanding, the holder thereof, the maturity date and any extension options, the interest rate, the collateral provided for such Indebtedness and whether such Indebtedness is recourse or non-recourse, and (iii) listing the properties of the Borrower and its Subsidiaries which are Development Properties and providing a brief summary of the status of such development;

(g)   if requested by Agent, promptly after they are filed with the Internal Revenue Service, copies of all annual federal income tax returns and amendments thereto of the Borrower;

(h)   if requested by the Agent, not later than December 15 of each year, a budget and business plan for the Transaction Parties and each Pool Property for the next calendar year;

(i)   to the extent requested by Agent, evidence reasonably satisfactory to Agent of the timely payment of all real estate taxes for the Pool Properties;

(j)   concurrently with the date shareholders are presented such materials, copies of all reports and notices reported to shareholders of the REIT Guarantor or Borrower; provided that any item that is filed via Form 8K or otherwise publicly available through the SEC shall be treated as being delivered to the Agent; and

(k)   from time to time such other financial data and information in the possession of the Borrower or its respective Subsidiaries (including without limitation auditors’ management letters,

status of litigation or investigations against the Transaction Parties and any settlement discussions relating thereto (unless the Borrower in good faith believes that such disclosure could result in a waiver or loss of attorney work product, attorney-client or any other applicable privilege), property inspection and environmental reports and information as to zoning and other legal and regulatory changes affecting the Transaction Parties) as the Agent may reasonably request.

Any material to be delivered pursuant to this §7.4 (collectively, “Information Materials”) may be delivered electronically directly to Agent or made available to Agent pursuant to an accessible website and the Lenders provided that such material is in a format reasonably acceptable to Agent, and such material shall be deemed to have been delivered to Agent and the Lenders upon Agent’s receipt thereof or access to the website containing such material. The Agent shall distribute any such information to the other Lenders after receipt thereof, and may do so by electronic form in the same manner as provided in this §7.4. Upon the request of Agent, Borrower shall deliver paper copies thereof to Agent and the Lenders. Borrower authorizes Agent and Arranger to disseminate any such materials through the use of Intralinks, SyndTrak or any other electronic information dissemination system provided that system is secure and access thereto is protected by a password that is only disclosed to the Lenders (an “Electronic System”). Any such Electronic System is provided “as is” and “as available.” The Agent and each Arranger do not warrant the adequacy of any Electronic System and expressly disclaim liability for errors or omissions in any notice, demand, communication, information or other material provided by or on behalf of Borrower that is distributed over or by any such Electronic System (“Communications”). No warranty of any kind, express, implied or statutory, including, without limitation, any warranty of merchantability, fitness for a particular purpose, non-infringement of third-party rights or freedom from viruses or other code defects, is made by Agent or any Arranger in connection with the Communications or the Electronic System. In no event shall the Agent, any Arranger or any of their directors, officers, employees, agents or attorneys have any liability to the Borrower or any Guarantor, any Lender or any other Person for damages of any kind, including, without limitation, direct or indirect, special, incidental or consequential damages, losses or expenses (whether in tort, contract or otherwise) arising out of any Credit Party’s, the Agent’s or any Arranger’s transmission of Communications through the Electronic System, and the Credit Parties release Agent, the Arrangers and the Lenders from any liability in connection therewith. Certain of the Lenders (each, a “Public Lender”) may have personnel who do not wish to receive material non-public information with respect to the Credit Parties, their Subsidiaries or its Affiliates, or the respective securities of any of the foregoing, and who may be engaged in investment and other market related activities with respect to such Persons’ securities. The Borrower hereby agrees that it will identify that portion of the Information Materials that may be distributed to the Public Lenders and that (i) all such Information Materials shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (ii) by marking Information Materials “PUBLIC,” the Borrower shall be deemed to have authorized the Agent, the Lenders and the Arrangers to treat such Information Materials as not containing any material non-public information with respect to the Credit Parties, their Subsidiaries, their Affiliates or their respective securities for purposes of United States Federal and state securities laws (provided, however, that to the extent such Information Materials constitute confidential information, they shall be treated as provided in §18.7); (iii) all Information Materials marked “PUBLIC” are permitted to be made available through a portion of any electronic dissemination system designated “Public Investor” or a similar designation; and (iv) the Agent and the Arrangers shall be entitled to treat any Information Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of any electronic dissemination system not designated “Public Investor” or a similar designation.

§16.5  Notices.

(a)  Defaults. The Credit Parties will promptly upon becoming aware of same notify the Agent in writing of the occurrence of any Default or Event of Default, which notice shall describe such occurrence with reasonable specificity and shall state that such notice is a “notice of default”. If any Person shall give any written notice or take any other action in respect of a claimed default (whether or not constituting an Event of Default) under this Agreement or under any note, evidence of indebtedness, indenture or other obligation to which or with respect to which Borrower is a party or obligor, whether as principal or surety, and such default would permit the holder of such note or obligation or other evidence of indebtedness to accelerate the maturity thereof, which acceleration would either cause a Default or have a Material Adverse Effect, the Credit Parties shall forthwith give written notice thereof to the Agent and each of the Lenders, describing the notice or action and the nature of the claimed default.

(b)  Environmental Events. The Credit Parties will give notice to the Agent within five (5) Business Days of becoming aware of (i) any known Release, or threat of Release, of any Hazardous Substances in violation of any applicable Environmental Law; (ii) any violation of any Environmental Law that Borrower reports in writing or is reportable by such Person in writing (or for which any written report supplemental to any oral report is made) to any federal, state or local environmental agency or (iii) any written inquiry, proceeding, or investigation, including a written notice from any agency of potential environmental liability, of any federal, state or local environmental agency or board, that in the case of either clauses (i) – (iii) above involves any Pool Property and would reasonably be expected to have a Material Adverse Effect.

(c)  Notification of Claims Against Collateral. The Credit Parties will give notice to the Agent in writing within five (5) Business Days of becoming aware of any material setoff, claims (including, with respect to the Pool Property, environmental claims), withholdings or other defenses to which any of the ~~Pool Properties are subject~~Collateral, which could have a Material Adverse Effect.

(d)  Notice of Litigation and Judgments. The Credit Parties will give notice to the Agent in writing within five (5) Business Days of becoming aware of any pending litigation, investigation or proceedings affecting Credit Parties or to which a Credit Party is a party involving an uninsured claim against a Credit Party that could either cause a Default or could reasonably be expected to have a Material Adverse Effect and stating the nature and status of such litigation or proceedings. The Credit Parties will give notice to the Agent, in writing, within ten (10) days of any judgment not covered by insurance, whether final or otherwise, against a Credit Party or any of their respective Subsidiaries in an amount in excess of $5,000,000.

(e)  ERISA. The Credit Parties will give notice to the Agent within ten (10) Business Days after the Borrower or any ERISA Affiliate (i) gives or is required to give notice to the PBGC of any “reportable event” (as defined in §4043 of ERISA) with respect to any Guaranteed Pension Plan, Multiemployer Plan or Employee Benefit Plan, or knows that the plan administrator of any such plan has given or is required to give notice of any such reportable event; (ii) gives a copy of any notice (including any received from the trustee of a Multiemployer Plan) of complete or partial withdrawal liability under Title IV of ERISA; or (iii) receives any notice from the PBGC under Title IV or ERISA of an intent to terminate or appoint a trustee to administer any such plan, in each case if such event or occurrence would reasonably be expected to have a Material Adverse Effect.

(f)  Debt Rating. The Credit Parties will give notice to the Agent in writing promptly (and at any time after the Investment Pricing Date, within three (3) Business Days) after becoming aware thereof, notice of a change in the Debt Rating of Borrower or REIT Guarantor or any announcement that any Debt Rating of Borrower is “under review” or that such Debt Rating has been placed on a watch list or that any similar action has been taken by a Rating Agency.

(g)  Ground Leases. The Credit Parties will give notice to the Agent promptly after obtaining knowledge of any default in the performance or observance of any of the terms, covenants and conditions under an Eligible Ground Lease. The Borrower will promptly deliver to the Agent copies of all material notices, certificates, requests, demands and other instruments received from or given to any Transaction Party under an Eligible Ground Lease.

(h)  Notification of Lenders. Within five (5) Business Days after receiving any notice under this §7.5, the Agent will forward a copy thereof to each of the Lenders, together with copies of any certificates or other written information that accompanied such notice.

(i)  Beneficial Ownership. Promptly following any change in beneficial ownership of the Borrower that would render any statement in the existing Beneficial Ownership Certification materially untrue or inaccurate, an updated Beneficial Ownership Certification for the Borrower.

§16.6  Existence; Maintenance of Properties.

(a)  The Credit Parties will, and will cause the other Transaction Parties to, preserve and keep in full force and effect their legal existence in the jurisdiction of its incorporation or formation. The Credit Parties will, and will cause the other Transaction Parties to, preserve and keep in full force all of their rights and franchises, the preservation of which is necessary to the conduct of their business, to the extent that the failure to do so could reasonably be expected to result in a Material Adverse Effect.

(b)  The Credit Parties (i) will cause all of the Pool Properties and its assets used or useful in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order (ordinary wear and tear excepted) and supplied with all necessary equipment, and (ii) will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof in each case under (i) or (ii) above in which the failure to do so would cause a Material Adverse Effect. Without limitation of the obligations of the Credit Parties under this Agreement with respect to the maintenance of the Pool Properties, the Credit Parties will, and will cause the other Transaction Parties to, promptly and diligently comply with the reasonably and necessary recommendations of the Environmental Engineer concerning the maintenance, operation or upkeep of the Pool Properties contained in the building inspection and environmental reports delivered to the Agent or otherwise obtained by any Transaction Party with respect to the Pool Property, that are required by Environmental Laws.

§16.7  Insurance; Condemnation. The Borrower will, and will cause each of its Subsidiaries to, maintain insurance with financially sound and reputable insurance companies against such risks (including flood insurance) and in such amounts as is customarily maintained by similar businesses or as may be required by Legal Requirements. The Borrower shall from time to time deliver to the Agent upon request a detailed list, together with copies of all policies of the insurance then in effect, stating the names of the insurance companies, the amounts and rates of the insurance, the dates of the expiration thereof and the properties and risks covered thereby.

§16.8  Taxes; Liens. The Credit Parties will, and will cause their respective Subsidiaries to, duly pay and discharge, or cause to be paid and discharged, before the same shall become delinquent, all taxes, assessments and other governmental charges imposed upon them or upon the Pool Properties or the other Real Estate, sales and activities, or any part thereof, or upon the income or profits therefrom, as well as all claims for labor, materials or supplies, that if unpaid might by law become a lien or charge upon any of its property or other Liens affecting any of the ~~Pool Properties or~~Collateral or other property of the Credit Parties, or, with respect to their respective Subsidiaries that in case of any of the foregoing could reasonably be expected to have a Material Adverse Effect, provided that any such tax, assessment, charge or levy or claim need not be paid if the validity or amount thereof shall currently be contested in good faith by appropriate proceedings which shall suspend the collection thereof with respect to such property, neither such property nor any portion thereof or interest therein would be in any danger of sale, forfeiture or loss by reason of such proceeding and such Borrower or any such Subsidiary shall have set aside on its books adequate reserves in accordance with GAAP; and provided, further, that forthwith upon the commencement of proceedings to foreclose any lien that may have attached as security therefor, such Borrower or any such Subsidiary either (i) will provide a bond issued by a surety reasonably acceptable to the Agent and sufficient to stay all such proceedings or (ii) if no such bond is provided, will pay each such tax, assessment, charge or levy.

§16.9  Inspection of Pool Properties and Books. The Credit Parties will, and will cause their respective Subsidiaries to, permit the Agent and the Lenders, at the Borrower’s expense (subject to the limitation set forth below) and upon reasonable prior notice, to visit and inspect any of the Pool Properties during normal business hours, to examine the books of account of the Transaction Parties (and to make copies thereof and extracts therefrom) and to discuss the affairs, finances and accounts of the Transaction Parties with, and to be advised as to the same by, their respective officers, partners or members, all at such reasonable times and intervals as the Agent or any Lender may reasonably request, provided that so long as no Default or Event of Default shall have occurred and be continuing, the Credit Parties shall not be required to pay for such visits and inspections more than once in any twelve (12) month period. The Agent and the Lenders shall use good faith efforts to coordinate such visits and inspections so as to minimize the interference with and disruption to the normal business operations of the Credit Parties and their respective Subsidiaries.

§16.10  Compliance with Laws, Contracts, Licenses, and Permits. The Credit Parties will, and will cause the other Transaction Parties to, comply in all respects with (i) all Legal Requirements now or hereafter in effect wherever its business is conducted, (ii) the provisions of its corporate charter, partnership agreement, limited liability company agreement or declaration of trust, as the case may be, and other charter documents and bylaws, (iii) all agreements and instruments to which it is a party or by which it or any of its properties may be bound, (iv) all applicable decrees, orders, and judgments, and (v) all licenses and permits required by Legal Requirements for the conduct of its business or the ownership, use or operation of its properties, except where a failure to so comply with any of clauses (i) through (v) could not reasonably be expected to have a Material Adverse Effect. If any authorization, consent, approval, permit or license from any officer, agency or instrumentality of any government shall become necessary or required in order that the Borrower or its respective Subsidiaries may fulfill any of its obligations hereunder, the Borrower or such Subsidiary will immediately take or cause to be taken all steps necessary to obtain such authorization, consent, approval, permit or license and furnish the Agent and the Lenders with evidence thereof, except where the failure to obtain the foregoing could not reasonably be expected to have a Material Adverse Effect. The Credit Parties shall develop and implement such programs, policies and procedures reasonably designed to promote and achieve compliance with the Anti-Corruption Laws and applicable Sanctions by the Credit Parties, their Subsidiaries, their respective directors, officers, employees, Affiliates and agents and representatives that will act in any capacity in connection with or benefit from this Agreement. Promptly following any request therefor, Borrower shall provide information and documentation reasonable requested by the Agent or any Lender pursuant to policies reasonably designated to promote compliance with applicable “know your customer” requirements under the PATRIOT Act, the Beneficial Ownership Regulation or other applicable anti-money laundering laws.

§16.11  Further Assurances. The Credit Parties will cooperate with the Agent and the Lenders and execute such further instruments and documents as the Lenders or the Agent shall reasonably request to carry out to their satisfaction the transactions contemplated by this Agreement and the other Loan Documents provided that such instrument and documents are consistent with the terms of the Loan Documents and do not impose any additional material obligations or expenses on the Credit Parties.

§16.12 RESERVED.

§16.13 RESERVED.

§16.14 Business Operations. The Credit Parties will not and will not permit any of their respective Subsidiaries to engage in any business other than to acquire, own, use, operate, manage, finance, sell, lease, sublease, exchange or otherwise dispose of office and life sciences-type properties in the United States, directly or indirectly, and engage in any other activities related or incidental thereto or permitted pursuant to the terms hereof.

§16.15 Registered Servicemark. Without prior written notice to the Agent, none of the Pool Properties shall be owned or operated by the Transaction Parties under any registered or protected trademark, tradename, servicemark or logo.

§16.16 Ownership of Real Estate. Without the prior written consent of Agent, all Real Estate and all interests (whether direct or indirect) of any Credit Party in any real estate assets now owned or leased or acquired or leased after the date hereof shall be owned or leased directly by Borrower or a Wholly Owned Subsidiary of Borrower; provided, however that Borrower shall be permitted to own or lease interests in Real Estate through non-Wholly Owned Subsidiaries and non-Wholly owned Affiliates as permitted by §8.3.

§16.17 Distributions of Income to Borrower. Borrower shall cause all Transaction Parties to promptly distribute to Borrower (but not less frequently than once each calendar quarter, unless otherwise approved by the Agent), whether in the form of dividends, distributions or otherwise, all profits, proceeds or other income relating to or arising from such Subsidiaries’ use, operation, financing, refinancing, sale or other disposition of their respective assets and properties after (a) the payment by such Subsidiary of its debt service, operating expenses, capital improvements and leasing commissions for such quarter and (b) the establishment of reasonable reserves for the payment of operating expenses not paid on at least a quarterly basis and capital improvements and tenant improvements to be made to such Subsidiary’s assets and properties and other reasonable resources approved by such Subsidiary in the course of its business.

§16.18 Plan Assets. The Credit Parties will do, or cause to be done, all things necessary to ensure that none of the Pool Properties will be deemed to be Plan Assets at any time.

§16.19 REIT Guarantor Covenants. Borrower shall cause the REIT Guarantor to comply with the following covenants:

(a)  the REIT Guarantor will not make or permit to be made, by voluntary or involuntary means, any transfer or encumbrance of its interest in Borrower, or any dilution of its interest in Borrower, that would result in a Change of Control; and

(b)  the REIT Guarantor shall not dissolve, liquidate or otherwise wind-up its business, affairs or assets.

Nothing contained in this Agreement or the other Loan Documents shall prohibit, limit or restrict the REIT Guarantor, as the general partner of the Borrower, from performing its obligations under the Partnership Agreement (including, without limitation, its obligations under Section 15.1 of the Partnership Agreement), provided that such obligations do not result in a Change of Control and no payment shall be made in cash (other than from proceeds of equity raised by the REIT Guarantor) in connection with any redemption obligations if an Event of Default shall be in existence.

§16.20 Pool Properties. At all times the Credit Parties shall use commercially reasonable efforts to cause each other Transaction Party or the applicable tenant, to:

(a)  pay all real estate and personal property taxes, assessments, water rates or sewer rents, ground rents, maintenance charges, impositions, and any other charges, including vault charges and license fees for the use of vaults, chutes and similar areas adjoining any Pool Property, now or hereafter levied or assessed or imposed against any Pool Property or any part thereof (except those which are being contested in good faith by appropriate proceedings diligently conducted where the failure to pay any of the foregoing could reasonably be expected to have a Material Adverse Effect).

(b)  promptly pay (or cause to be paid) when due all bills and costs for labor, materials, and specifically fabricated materials incurred in connection with any Pool Property (except those which are being contested in good faith by appropriate proceedings diligently conducted where the failure to pay any of the foregoing could reasonably be expected to have a Material Adverse Effect), and in any event never permit to be created or exist in respect of any Pool Property or any part thereof any other or additional Lien or security interest other than Liens permitted hereunder.

(c)  operate the Pool Properties in a good and workmanlike manner and in all material respects in accordance with all Legal Requirements in accordance with such Borrower’s or Subsidiary’s prudent business judgment, except where the failure to do so would not reasonably be expected to have a Material Adverse Effect.

§16.21 REIT Guarantor Status. The Equity Interests of the REIT Guarantor shall at all times be publicly traded on the New York Stock Exchange, or some other comparable stock exchange approved by Agent. The REIT Guarantor shall at all times comply with all requirements of applicable laws necessary to maintain its status as a real estate investment trust under the Code, shall elect to be treated as a real estate investment trust and shall operate its business in compliance with the terms and conditions of this Agreement applicable to the REIT Guarantor and the other Loan Documents to which it is a party.

§17.  NEGATIVE COVENANTS. The Borrower covenants and agrees that, so long as any Loan or Note is outstanding or any of the Lenders has any obligation to make any Loans:

§17.1 Restrictions on Indebtedness. The Credit Parties will not, and will not permit their Subsidiaries to, create, incur, assume, guarantee or be or remain liable, contingently or otherwise, with respect to any Indebtedness other than:

(i)  Indebtedness to the Lenders arising under any of the Loan Documents and Hedge Obligations to a Lender Hedge Provider;

(ii)  current liabilities of the Borrower or its Subsidiaries incurred in the ordinary course of business but not incurred through (i) the borrowing of money, or (ii) the obtaining of credit except for credit on an open account basis customarily extended and in fact extended in connection with normal purchases of goods and services;

(iii)  Indebtedness in respect of taxes, assessments, governmental charges or levies and claims for labor, materials and supplies to the extent that payment therefor shall not at the time be required to be made in accordance with the provisions of §7.8;

(iv)  Indebtedness in respect of judgments only to the extent, for the period and for an amount not resulting in an Event of Default;

(v)  endorsements for collection, deposit or negotiation and warranties of products or services, in each case incurred in the ordinary course of business;

(vi)  Indebtedness incurred to any other landowners, government or quasi-government or entity or similar entity in the ordinary course of business in connection with the construction or development of any Real Estate, including, without limitation, subdivision improvement agreements, development agreements, reimbursement agreements, infrastructure development agreements, agreements to construct or pay for on-site or off-site improvements and similar agreements incurred in the ordinary course of business in connection with the development of Real Estate or construction of infrastructure in connection therewith;

(vii)  To the extent constituting Indebtedness, the redemption obligations set forth in the Partnership Agreement;

(viii)  Indebtedness of the Borrower under carve-out guaranties and environmental indemnifications on first mortgage or other property related loans of its Subsidiaries that are otherwise permitted hereunder, provided the Borrower shall use commercially reasonably efforts to have any such guaranties or environmental indemnifications be provided by the REIT Guarantor before being provided by the Borrower;

~~(ix) Unsecured Debt (other than the Obligations) of the REIT Guarantor, Borrower and their Subsidiaries provided (i) the Borrower remains in compliance with covenants set forth in §9 and no payment of the Obligations is required under §3.2 after giving effect to such Unsecured Debt, and (ii) no such Indebtedness shall be incurred by a Pool Property Owner prior to the Investment Grade Pricing Date;~~

(ix)   ~~(x)~~ Non-Recourse Indebtedness of a Subsidiary (but not any Pool Property Owner or parent thereof) of the Borrower which is secured only by the assets of such Subsidiary, with recourse to the Borrower or the REIT Guarantor limited to customary carve-outs and environmental indemnifications, in each case in compliance with covenants set forth in §9; and

(x)  ~~(xi)~~ Secured Recourse Indebtedness of the REIT Guarantor or its Subsidiaries (so long as such Indebtedness is not incurred by any Pool Property Owner or secured by any direct or indirect Equity Interests thereof) in an aggregate amount not to exceed the amount permitted under §9.6.

Notwithstanding anything in this Agreement to the contrary, none of the Indebtedness described in §8.1 above shall have any Collateral, any of the Pool Properties or any interest therein or any direct ownership interest in any Pool Property Owner as collateral, a borrowing base, asset pool or any similar form of credit support for such Indebtedness (provided that the foregoing shall not preclude Subsidiaries of the REIT Guarantor (other than Borrower or a Pool Property Owner) to incur Indebtedness which would be prohibited by the terms of this §8.1 subject to compliance with the financial covenants set forth in §9).

§17.2 Restrictions on Liens, Etc. The Credit Parties will not, and will not permit the other Transaction Parties to, (a) create or incur or suffer to be created or incurred or to exist any lien, security title, encumbrance, mortgage, pledge, negative pledge, charge, or other security interest of any kind upon the Pool Properties, the Equity Interests in the Borrower or any Pool Property Owner, or any of the Transaction Parties’ material respective property or assets of any character whether now owned or hereafter acquired, or upon the income or profits therefrom; (b) transfer any of their material property or assets or the income or profits therefrom for the purpose of subjecting the same to the payment of Indebtedness or performance of any other obligation in priority to payment of its general creditors; (c) acquire, or agree or have an option to acquire, any property or assets upon conditional sale or other title retention or purchase money security agreement, device or arrangement; (d) suffer to exist for a period of more than thirty (30) days after the same shall have been incurred any Indebtedness or claim or demand against any of them that if unpaid could by law or upon bankruptcy or insolvency, or otherwise, be given any priority whatsoever as to the Pool Properties over any of their general creditors; (e) sell, assign, pledge or otherwise transfer any accounts, contract rights, general intangibles, chattel paper or instruments, with or without recourse; or (f) incur or maintain any obligation to any holder of Indebtedness of any of such Persons which prohibits the creation or maintenance of any lien securing the Obligations (collectively, “Liens”); provided that notwithstanding anything to the contrary contained herein, the Credit Parties may create or incur or suffer to be created or incurred or to exist:

(i)  Liens to secure taxes, assessments and other governmental charges (excluding any Lien imposed pursuant to any of the provisions of ERISA) to the extent not required to be paid under §7.8 or claims for labor, material or supplies incurred in the ordinary course of business in respect of obligations not overdue by more than 60 days or are being contested in good faith and by appropriate proceedings diligently conducted with adequate reserves being maintained by Borrower in accordance with GAAP or not otherwise required to be paid or discharged under the terms of this Agreement or any of the other Loan Documents;

(ii)  deposits or pledges made in connection with, or to secure payment of, workers’ compensation, unemployment insurance, old age pensions or other social security obligations;

(iii)  deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;

(iv)  judgment liens ~~and~~on assets other than Collateral with respect to judgments that do not constitute an Event of Default;

(v)  Liens on assets other than Collateral or Pool Properties or Equity Interests of Borrower or a Pool Property Owner or the direct or indirect owner of an interest in Borrower or a Pool Property Owner securing Indebtedness which is permitted by ~~(x)~~(x) ;

(vi)  encumbrances on a Pool Property consisting of easements, rights of way, zoning restrictions, restrictions on the use of real property and defects and irregularities in the title thereto, landlord’s or lessor’s liens under leases to which a Transaction Party is a party, purchase money security interests and other liens or encumbrances, which do not individually or in the aggregate have a Material Adverse Effect; and

(vii)  Liens in favor of the Agent and the Lenders under the Loan Documents, if any, to secure the Obligations and the Hedge Obligations.

§17.3 Restrictions on Investments.

(a)  No Credit Party will make or permit to exist or to remain outstanding any Investment except Investments in:

(i)  marketable direct or guaranteed obligations of the United States of America that mature within one (1) year from the date of purchase by such Credit Party;

(ii)  marketable direct obligations of any of the following: Federal Home Loan Mortgage Corporation, Student Loan Marketing Association, Federal Home Loan Banks, Federal National Mortgage Association, Government National Mortgage Association, Bank for Cooperatives, Federal

Intermediate Credit Banks, Federal Financing Banks, Export-Import Bank of the United States, Federal Land Banks, or any other agency or instrumentality of the United States of America;

(iii)  demand deposits, certificates of deposit, bankers acceptances and time deposits of United States banks having total assets in excess of $100,000,000; provided, however, that the aggregate amount at any time so invested with any single bank having total assets of less than $1,000,000,000 will not exceed $200,000;

(iv)  securities commonly known as “commercial paper” issued by a corporation organized and existing under the laws of the United States of America or any State which at the time of purchase are rated by Moody’s Investors Service, Inc. or by Standard & Poor’s Corporation at not less than “P 1” if then rated by Moody’s Investors Service, Inc., and not less than “A 1”, if then rated by Standard & Poor’s Corporation;

(v)  repurchase agreements having a term not greater than ninety (90) days and fully secured by securities described in the foregoing subsection (i), (iv) and (vi) with banks described in the foregoing subsection (iii) or with financial institutions or other corporations having total assets in excess of $500,000,000;

(vi)  shares of so-called “money market funds” registered with the SEC under the Investment Company Act of 1940 which maintain a level per-share value, invest principally in investments described in the foregoing subsections (i) through (iv) and have total assets in excess of $50,000,000;

(vii)  the acquisition of fee interests or long-term ground lease interests by Borrower or any Pool Property Owner (directly or indirectly) in income producing office and life sciences properties and investments incidental thereto, any and all construction and development related thereto;

(viii)  Investments by Borrower (directly or indirectly) in Subsidiaries of Borrower;

(ix)  Investments which constitute Indebtedness to the extent such Indebtedness is permitted pursuant to §8.1;

(x)  Investments in preferred equity (including preferred limited partnership interests) in entities owning income producing office and life sciences properties;

(xi)  Investments in income producing office and life sciences properties including the acquisition of entities (or interest therein) that are either publicly traded or privately held that own, manage, develop or construct commercial real estate including without limitation REITs and other real estate related entities such as private real estate funds, real estate management companies, real estate development companies and debt funds, acquisition of real estate preferred securities or preferred equity investments and other equity interests, including common stock in companies related directly or indirectly to real estate; and

(xii)  real estate debt of any kind or nature whatsoever, either directly or indirectly, including but not limited to origination of and participation in commercial real estate loans, mortgage notes, collateralized mortgage notes, collateralized mortgage back securities and collateralized debt obligations (including any subordinated promissory notes secured by real estate), and mezzanine loans.

(b)  The Borrower shall not permit Investments in (i) unimproved land, (ii) “ground up” construction and “ground up” development projects~~,~~ (provided that the City Center Property will be excluded from the determination of “ground up” construction projects provided that Borrower contributes no more than $7,500,000.00 in cash equity to the City Center Property on an emergency basis only after the Closing Date, it being understood that Borrower will contribute the land at the City Center Property as its equity contribution in such project), (iii) Real Estate consisting of mortgage loans, and (iv) non-wholly owned direct and indirect Subsidiaries and non-Wholly Owned Affiliates, by the Credit Parties or their Subsidiaries to be outstanding at any one time in excess of twenty-five percent (25%) of Total Asset Value in the aggregate.

For the purposes of this §8.3, the Investment of Borrower or Subsidiary thereof in any non-Wholly Owned Affiliate will equal (without duplication) the sum of (i) such Person’s pro rata share of their non-Wholly Owned subsidiary’s Investment or rata share of value in Real Estate; plus (ii) such Person’s pro rata share of any other Investments valued at the GAAP book value.

For the avoidance of doubt, to the extent the same constitutes an Investment, this §8.3 shall not prohibit any buyback, redemption, retirement or other acquisition of shares of the REIT Guarantor’s Equity Interests that is permitted to be made as a Distribution pursuant to §8.7.

§17.4 Merger, Consolidation. No Transaction Party will become a party to any dissolution, liquidation, disposition of all or substantially all of its assets or business, Division, merger, reorganization, consolidation or other business combination or agree to effect any asset acquisition, stock acquisition or other acquisition individually or in a series of transactions which may have a similar effect as any of the foregoing (including a Division), in each case without the prior written consent of the Majority Lenders except for (i) the merger or consolidation of one or more of the Subsidiaries of Borrower (other than any Subsidiary that is a Pool Property Owner) with and into Borrower (it being understood and agreed that in any such event Borrower will be the surviving Person), (ii) the merger or consolidation of two or more Subsidiaries of Borrower (other than any Subsidiary that is a Pool Property Owner), or (iii) in connection with the release of all Pool Properties owned by such Pool Property Owner.

Notwithstanding anything to the contrary in this §8.4 or in §8.8, the Borrower shall not, and shall not permit any other Credit Party or any of their Subsidiaries to, consummate (i) any sale, merger, transfer, or any similar transaction with respect to any Real Estate or Equity Interests in any Person if the value or consideration of such transaction, together with the value or consideration of all other similar transactions consummated in the immediately preceding twelve months, would exceed fifteen percent (15%) of the Total Asset Value on such date, unless the Borrower shall have delivered to the Agent, at least five (5) Business Days prior to the expected consummation date for such transaction, written notice of such transaction (with reasonable detail) together with a Compliance Certificate evidencing that no Default or Event of Default would exist after giving effect to such transaction or result therefrom, or (ii) any proposed merger that would resulting in an increase of 25% or more in Total Asset Value or that involves the Borrower or REIT Guarantor and Borrower or REIT Guarantor will not be the surviving Person of such merger, unless the Borrower shall have delivered to the Agent, at least five (5) Business Days prior to the expected consummation date for such merger, written notice of such transaction (with reasonable detail), and the Majority Lenders shall have consent to such merger in writing prior to the consummation thereof.

§17.5 Sanctions; Anti Corruption Laws. The Credit Parties will not, directly or indirectly, knowingly (a) use the proceeds of any Loan or Letter of Credit, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other individual or entity, to fund any activities of or business with any individual or entity, or in any Designated Jurisdiction, that, at the time of such funding, is the subject of Sanctions, or in any other manner that will result in a violation by any individual or entity (including any individual or entity participating in the transaction, whether as Lender, Arranger, Agent, Issuing Lender, Swing Loan Lender, or otherwise) of Sanctions, or (b) use the proceeds of any Loan or Letter of Credit in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws.

§17.6 Compliance with Environmental Laws. None of the Credit Parties will, nor will they permit any other Transaction Party to, do any of the following: (a) use any of the Pool Properties or any portion thereof as a facility for the handling, processing, storage or disposal of Hazardous Substances, except for quantities of Hazardous Substances used in the ordinary course of Borrower’s, a Pool Property Owner’s or its tenants’ business and in material compliance with all applicable Environmental Laws, (b) cause or permit to be located on any of the Pool Properties any underground tank or other underground storage receptacle for Hazardous Substances except in material compliance with Environmental Laws, (c) generate any Hazardous Substances on any of the Pool Properties except in material compliance with Environmental Laws, (d) conduct any activity at any Pool Properties or use any Pool Properties in any manner that would reasonably be expected to cause a Release of Hazardous Substances on, upon or into the Pool Properties or any surrounding properties which would reasonably be expected to give rise to liability under CERCLA or any other Environmental Law, or (e) directly or indirectly transport or arrange for the transport of any Hazardous Substances (except in compliance with all Environmental Laws), except, any such use, generation, conduct or other activity described in clauses (a) to (e) of this §8.6 would not reasonably be expected to have a Material Adverse Effect.

The Credit Parties shall, and shall cause the other Pool Property Owners to:

(i)  in the event of any change in applicable Environmental Laws governing the assessment, release or removal of Hazardous Substances, take all reasonable action as required by such Laws, and

(ii)  if any Release or disposal of Hazardous Substances which the Transaction Parties are legally obligated to contain, correct or otherwise remediate or which may otherwise expose such Borrower or a Subsidiary to liability shall occur or shall have occurred on any Pool Property (including without limitation any such Release or disposal occurring prior to the acquisition or leasing of such Pool Property by the Borrower or the applicable Pool Property Owner), the relevant Credit Party shall, after obtaining knowledge thereof, cause the performance of actions required by applicable Environmental Laws at the Pool Property in material compliance with all applicable Environmental Laws; provided, that each of the Transaction Parties shall be deemed to be in compliance with Environmental Laws for the purpose of this clause (ii) so long as it or a responsible third party with sufficient financial resources is taking reasonable action to remediate or manage such event to the reasonable satisfaction of the Agent or has taken and is diligently pursuing a challenge to any such alleged legal obligation through appropriate administrative or judicial proceedings. The Agent may engage its own Environmental Engineer to review the environmental assessments and the compliance with the covenants contained herein.

At any time after an Event of Default shall have occurred hereunder, the Agent may at its election (and will at the request of the Majority Lenders) obtain such environmental assessments of any or all of the Pool Properties prepared by an Environmental Engineer as may be reasonably necessary or advisable for the purpose of evaluating or confirming (i) whether any Hazardous Substances are present in the soil or water at any such Pool Property in a quantity or condition that is required to be contained, corrected or otherwise remediated by the owner or operator of the Pool Property pursuant to applicable Environmental Laws and (ii) whether the use and operation of any such Pool Property complies with all Environmental Laws to the extent required by the Loan Documents. Additionally, at any time that the Agent or the Majority Lenders shall have reasonable and objective grounds to believe that a Release or threatened

Release of Hazardous Substances may have occurred at or from any Pool Property which the owner or operator of such property would be obligated to contain, correct or otherwise remediate pursuant to applicable Environmental Laws or which otherwise may expose such Person to liability under Environmental Laws, or that any of the Pool Property is not in compliance with Environmental Laws to the extent required by the Loan Documents, Borrower or the Pool Property Owner shall promptly upon the request of Agent obtain and deliver to Agent such environmental assessments of such Pool Property prepared by an Environmental Engineer as may be reasonably necessary or advisable for the purpose of evaluating or confirming (i) whether any Hazardous Substances are present in the soil or water at such Pool Property and (ii) whether the use and operation of such Pool Property complies with all Environmental Laws to the extent required by the Loan Documents. Environmental assessments may include detailed visual inspections of such Pool Property including, without limitation, any and all storage areas, storage tanks, drains, dry wells and leaching areas, and the taking of soil samples, as well as such other investigations or analyses as are reasonably necessary or appropriate for a complete determination of the compliance of such Pool Property and the use and operation thereof with all applicable Environmental Laws. All reasonable expenses of environmental assessments contemplated by this §8.6 shall be at the sole cost and expense of the Credit Parties.

§17.7  Distributions. No Credit Party shall pay any Distribution to its partners, members or other owners or shareholders (including, in each case, by way of a Division), except that (a) each of the REIT Guarantor, Borrower and its Subsidiaries shall be permitted to make Distributions in an amount not to exceed the minimum amount that would be required to be distributed by the REIT Guarantor taking into account all other sources of net income in order to maintain its qualification as a real estate investment trust under the Code, to eliminate any U.S. federal income tax liability, and to avoid the imposition of any excise tax for undistributed income, (b) provided no Default or Event of Default is then in existence, Distributions made by the REIT Guarantor to its equity holders, including in connection with the existing redemption and dividend reinvestment plans, for each quarter end for the preceding twelve month period, not to exceed (as applicable) the Payout Ratio set forth in §9.8 for any applicable period, and (c) the Borrower and its Subsidiaries may make Distributions declared and paid ratably by Subsidiaries to the Borrower or REIT Guarantor with respect to their capital stock or equity interest.

§17.8  Asset Sales. The Credit Parties will not sell, transfer or otherwise dispose of any material asset (including pursuant to a Division) other than pursuant to a bona fide arm’s length transaction or if replaced with an asset of equal value, and subject in all instances to ~~§5.3~~§5.3 and the second paragraph of §8.4.

§17.9  Pool Properties. The Credit Parties shall not, nor shall they permit any other Transaction Party or Subsidiary, directly or indirectly, to:

(a)  use or occupy or conduct any activity on, or knowingly permit the use or occupancy of or the conduct of any activity on any Pool Properties by any tenant, in any manner which violates any Legal Requirement or which constitutes a public or private nuisance in any manner which would have a Material Adverse Effect or which makes void, voidable, or cancelable any insurance then in force with respect thereto or makes the maintenance of insurance in accordance with §7.7 commercially unreasonable (including by way of increased premium). Without limiting the foregoing, no Transaction Party shall, and shall not knowingly suffer or permit a tenant under any Lease to, violate any Legal Requirements in any material respect affecting a Pool Property, including the Controlled Substances Act, and upon learning of any conduct contrary to this Section, such Credit Party shall immediately take all actions reasonably expected under the circumstances to terminate any such use of the Pool Property, including: (i) to give timely notice to an appropriate law enforcement agency of information that led such Transaction Party to know such conduct had occurred, and (ii) in a timely fashion to revoke or make a good faith attempt to revoke permission for those engaging in such conduct to use the Pool Property or to take reasonable actions in consultation with a law enforcement agency to discourage or prevent the illegal use of the Pool Property;

(b)  without the prior written consent of Agent (which consent shall not be unreasonably withheld, conditioned or delayed), except in connection with any construction, development or redevelopment of any real estate, initiate or permit any zoning reclassification of any Pool Property or seek any variance under existing zoning ordinances applicable to any Pool Property or in any event use or knowingly permit the use of any Pool Property in such a manner which would result in such use becoming a nonconforming use under applicable zoning ordinances or other Legal Requirements if such nonconforming use would reasonably be expected to have a Material Adverse Effect;

(c)  without the prior written consent of Agent (which consent shall not be unreasonably withheld, conditioned or delayed), except in connection with any construction, development or redevelopment of any real estate, (i) impose any material easement, restrictive covenant, or encumbrance upon any Pool Property, other than the easements entered into the ordinary course of business and that would customarily be agreed to by a reasonably prudent land owner, (ii) execute or file any subdivision plat or condominium declaration affecting any Pool Property, or (iii) consent to the annexation of any Pool Property to any municipality;

(d)  do any act, by any Transaction Party which would reasonably be expected to materially decrease the value of any Pool Property as reflected in the most-recent Appraisal (including by way of negligent act);

(e)  without the prior written consent of all the Lenders (which consent shall not be unreasonably withheld, conditioned or delayed), take any affirmative action to permit any drilling or exploration for or extraction, removal or production of any mineral, hydrocarbon, gas, natural element, compound or substance (including sand and gravel) from the surface or subsurface of any Pool Property regardless of the depth thereof or the method of mining or extraction thereof; or

(f)  without the prior consent of the Lenders (which consent shall not be unreasonably withheld, conditioned or delayed), surrender the leasehold estate created by any applicable Eligible Ground Lease (accepted by the Agent and the Lenders) respecting a Pool Property or terminate or cancel any such Eligible Ground Lease or materially modify, change, supplement, alter, or amend any such Eligible Ground Lease, either orally or in writing.

§17.10 Restriction on Prepayment of Indebtedness. The Credit Parties will not, and will not permit the other Transaction Parties to (a) voluntarily prepay, redeem, defease, purchase or otherwise retire the principal amount, in whole or in part, of any material Indebtedness other than the Obligations and the Hedge Obligations after the occurrence and continuance of any Event of Default; provided, that the foregoing shall not prohibit (x) the prepayment of Indebtedness which is financed primarily from the proceeds of a new loan or external equity which would otherwise be permitted by the terms of §8.1; and (y) the prepayment, redemption, defeasance or other retirement of the principal of Indebtedness secured by Real Estate and permitted hereunder which is satisfied primarily from the proceeds of a sale of the Real Estate securing such Indebtedness or external equity; and (b) modify any document evidencing any material Indebtedness (other than the Obligations) to accelerate the maturity date of such Indebtedness after the occurrence and continuance of an Event of Default.

§17.11 Derivatives Contracts. No Credit Party shall contract, create, incur, assume or suffer to exist any Derivatives Contracts except for Derivative Contracts made in the ordinary course of business and not prohibited pursuant to §8.1 which are not secured by the Pool Properties or any portion of the security granted to the Agent under any of the Loan Documents (other than Hedge Obligations).

§17.12 Transactions with Affiliates. No Credit Party shall, nor shall it permit any other Transaction Party to, permit to exist or enter into any transaction (including the purchase, sale, lease or exchange of any property or the rendering of any service) with any Affiliate (but not including any Subsidiary of Borrower), except (i) RESERVED, (ii) transactions set forth on Schedule 6.15 attached hereto, (iii) transactions pursuant to the reasonable requirements of the business of such Person and upon fair and reasonable terms which are no less favorable to such Person than would be obtained in a comparable arm’s length transaction with a Person that is not an Affiliate and (iv) distributions permitted under §8.7.

§17.13 Management Fees. The Credit Parties shall not pay, and shall not permit to be paid, any property management, advisory or acquisition fees or other payments under any Management Agreement for any Pool Property to any Person that is an Affiliate of the Credit Parties in the event that a Default or Event of Default shall have occurred and be continuing; provided that such fees may continue to accrue while such Default or Event of Default is in existence and be paid at such time as no Default or Event of Default is in existence.

§17.14 Changes to Organizational Documents. The Borrower shall not amend or modify, or permit the amendment or modification of, the limited liability company agreements or other formation or organizational documents of any Transaction Party or general partner thereof in a manner adverse to the Lenders, without the prior written consent of Agent (such consent not to be unreasonably withheld, conditioned, or delayed). Without limiting the foregoing, any amendment to the provisions of any Preferred Securities of any Credit Party, or to the rights or powers of the holders of the Preferred Securities shall be a material amendment requiring the consent of Agent.

§18. FINANCIAL COVENANTS. The Borrower and REIT Guarantor covenant and agree that, so long as any Loan or Note is outstanding or any Lender has any obligation to make any Loans or issue Letters of Credit, the Borrower and the REIT Guarantor, as applicable, shall comply with the following covenants. The Borrower’s and the REIT Guarantor’s compliance with the following covenants shall be tested quarterly, as of the close of each fiscal quarter.

§18.1 Maximum Leverage Ratio. The Consolidated Leverage Ratio shall not exceed sixty percent (60%); provided that, if the Consolidated Leverage Ratio is greater than 60% during any applicable period, then the Borrower and REIT Guarantor shall be deemed to be in compliance with this §9.1 so long as (a) the Borrower completed a Material Acquisition during the quarter in which such ratio first exceeded the applicable forgoing percentage, (b) such ratio does not exceed 60% for a period of more than four consecutive fiscal quarters immediately following the fiscal quarter in which such Material Acquisition was completed, and (c) such ratio is not greater than sixty five percent (65%) at any time.

§18.2 Minimum Liquidity. The REIT Guarantor’s Liquidity shall not be less than $10,000,000; provided that the REIT Guarantor shall maintain Unrestricted Cash and Cash Equivalents of not less than $5,000,000 at all times.

§18.3 Minimum Fixed Charge Coverage Ratio. The REIT Guarantor’s Fixed Charge Ratio shall not be less than 1.50 to 1.0.

§18.4 Minimum Tangible Net Worth. Consolidated Tangible Net Worth of the REIT Guarantor and its respective Subsidiaries shall not be less than the sum of (i)  ~~75~~80% of the Consolidated Tangible Net Worth as of the Closing Date (as set forth in the Compliance Certificate delivered by the Borrower as of the Closing Date and approved by the Agent), plus (ii) an amount equal to ~~75~~80 % of the net proceeds from any issuance of common or preferred Equity Interests in REIT Guarantor or Borrower following the Closing Date, plus (iii) an amount equal to ~~75~~80% of the equity in any Real Estate contributed to the REIT Guarantor or Borrower following the Closing Date, minus (iv) the aggregate amount paid by the REIT

Guarantor with respect to buybacks of shares of the REIT Guarantor’s Equity Interests made in accordance with §8.7 since the Closing Date, in a maximum aggregate amount not to exceed $40,000,000.00.

§18.5  ~~Maximum Secured Debt Ratio~~Intentionally Omitted~~.  The Secured Debt Ratio shall not exceed forty percent (40%); provided that, if the Secured Debt Ratio is greater than the percentage set forth above during any applicable period, then the Borrower and REIT Guarantor shall be deemed to be in compliance with this §9.5 so long as (a) the Borrower completed a Material Acquisition during the quarter in which such ratio first exceeded the applicable forgoing percentage, (b) such ratio does not exceed the applicable percentage set forth above for a period of more than four consecutive fiscal quarters immediately following the fiscal quarter in which such Material Acquisition was completed, and (c) such ratio does not exceed 45% at any time.~~

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§18.6   Maximum Secured Recourse Debt Ratio.  The Secured Recourse Debt Ratio (excluding, for the purposes of this covenant, Secured Recourse Debt in connection with Hedging Obligations) shall not exceed ten percent (10%) of Total Asset Value.

§18.7   Intentionally Omitted.

§18.8   Payout Ratio.  The Payout Ratio shall not exceed ninety five percent (95%) at any time, plus any incremental distributions required to maintain REIT Guarantor’s status as a real estate investment trust, eliminate any U.S. federal income tax and avoid imposition of any excise tax on undistributed income in connection with such status.

§18.9   Pool Covenants.  The Borrower and REIT Guarantor shall comply with the following covenants:

(a)   Maximum Pool Leverage.  The Pool Leverage Ratio shall not exceed sixty percent (60%) at any time; provided that, if the Pool Leverage Ratio is greater than 60% during any applicable period, then the Borrower and REIT Guarantor shall be deemed to be in compliance with this (a)so long as (a) the Borrower completed a Material Acquisition that was financed principally with Unsecured Debt during the quarter in which such ratio first exceeded the applicable forgoing percentage, (b) such ratio does not exceed 60% for a period of more than four consecutive fiscal quarters immediately following the fiscal quarter in which such Material Acquisition was completed, and (c) such ratio is not greater than sixty five percent (65%) at any time.

(b)   Minimum Pool Debt Yield.  The Pool Debt Yield shall not be less than ten and one-half percent (10.5%) at any time.

(c)   Cash Collateral Requirement. If at any time the Pool Leverage Ratio exceeds fifty percent (50%) or the Pool Debt Yield is less than thirteen percent (13.00%), Borrower shall provide cash collateral in an amount such that, if applied to reduce the outstanding principal balance of the Loans, would result in a Pool Leverage Ratio of no greater than fifty percent (50%) and a Pool Debt Yield of no less than thirteen percent (13.00%). Such cash collateral shall be held in a deposit account in Borrower’s name but under Agent’s sole dominion and control for the benefit of the Lenders (such account, the “Reserve Collateral Account”), and shall be held as collateral for the Obligations. The balance of the Reserve Collateral Account shall be promptly paid over to Borrower upon the satisfaction of the Reserve Collateral Account Release Condition.

~~(c) Minimum Occupancy:  The aggregate Occupancy Ratio of the Pool Properties must equal or exceed 80%.~~

~~(d) Pool Composition.  The Pool shall consist of no less than seven (7) Pool Properties at any time.~~

~~(e) Pool Concentration.  At all times, the Pool will be subject to the following concentration limits:~~

~~(i) No single Pool Property shall comprise (i) at any time prior to May 16, 2022, in excess of 35% of the Total Pool Value, or (ii) at any time thereafter, in excess of 30% of the Total Pool Value, in each case with any excess being excluded from Total Pool Value.~~

~~(ii) No single tenant’s revenues shall comprise in excess of 20% of the aggregate rental revenue from the Pool, with any excess being excluded from Pool NOI.~~

(d)  ~~(iii)~~ Remaining Pool Properties ~~that are subject to a ground lease shall not comprise in excess of 50% of the Total Pool Value at any time, with any excess being excluded from Total Pool Value.~~. At no time shall the Crossroads Property be the sole Pool Property, unless the Occupancy Ratio of the Crossroads Property equals or exceeds eighty five percent (85%).

§19.  CLOSING CONDITIONS.  The obligation of the Lenders to make the initial Loans or to initially include any Real Estate in the Pool Properties shall be subject to the satisfaction of the following conditions precedent:

§19.1  Loan Documents.  Each of the Loan Documents shall have been duly executed and delivered by the respective parties thereto and shall be in full force and effect. The Agent shall have received a fully executed counterpart of each such document.

§19.2  Certified Copies of Organizational Documents.  The Agent shall have received from each Credit Party a copy, certified as of a recent date by the appropriate officer of each State in which such Person is organized and in which the Pool Properties are located and a duly authorized officer, partner or member of such Person, as applicable, to be true and complete, of the partnership agreement, corporate charter or operating agreement and/or other organizational agreements of such Credit Party, as applicable, and its qualification to do business, as applicable, as in effect on such date of certification.

§19.3  Resolutions.  All action on the part of each Credit Party, as applicable, necessary for the valid execution, delivery and performance by such Person of this Agreement and the other Loan Documents to which such Person is or is to become a party shall have been duly and effectively taken, and evidence thereof reasonably satisfactory to the Agent shall have been provided to the Agent.

§19.4  Incumbency Certificate; Authorized Signers.  The Agent shall have received from each Credit Party an incumbency certificate, dated as of the Closing Date, signed by a duly authorized officer of such Person and giving the name and bearing a specimen signature of each individual who shall be authorized to sign, in the name and on behalf of such Person, each of the Loan Documents to which such Person is or is to become a party. The Agent shall have also received from each Credit Party a certificate, dated as of the Closing Date, signed by a duly authorized representative of such Credit Party and giving the name and specimen signature of each Authorized Officer who shall be authorized to make Loan Requests and Conversion/Continuation Requests and to give notices and to take other action on behalf of such Credit Party under the Loan Documents.

§19.5  Opinion of Counsel.  The Agent shall have received an opinion addressed to the Lenders and the Agent and dated as of the Closing Date from counsel to each Credit Party in form and substance reasonably satisfactory to the Agent.

§19.6  Payment of Fees.  The Borrower shall have paid to the Agent the fees payable pursuant to §4.2.

§19.7  Insurance. If requested by the Agent, the Agent shall have received certificates evidencing all policies of insurance as required by this Agreement or the other Loan Documents.

§19.8  Performance; No Default.  On the Closing Date there shall exist no Default or Event of Default.

§19.9  Representations and Warranties.  The representations and warranties made by the Credit Parties in the Loan Documents or otherwise made by or on behalf of the Credit Parties and their respective Subsidiaries in connection therewith or after the date thereof shall have been true and correct in all material respects when made and shall also be true and correct in all material respects on the Closing Date (unless such representations and warranties are limited by their terms to a specific date).

§19.10  Proceedings and Documents.  All proceedings in connection with the transactions contemplated by this Agreement and the other Loan Documents shall be reasonably satisfactory to the Agent and the Agent’s counsel in form and substance, and the Agent shall have received all information and such counterpart originals or certified copies of such documents and such other certificates, opinions, assurances, consents, approvals or documents as the Agent and the Agent’s counsel may reasonably require and are customarily required in connection with similar transactions.

§19.11  Eligible Real Estate Qualification Documents.  The Eligible Real Estate Qualification Documents for each Pool Property included in the Pool as of the Closing Date shall have been delivered to the Agent at the Borrower’s expense and shall be in form and substance reasonably satisfactory to the Agent.

§19.12  Compliance Certificate.  The Agent shall have received a Compliance Certificate dated as of the date of the Closing Date demonstrating compliance with each of the covenants calculated therein.

§19.13  Consents.  The Agent shall have received evidence reasonably satisfactory to the Agent that all necessary stockholder, partner, member or other consents required in connection with the consummation of the transactions contemplated by this Agreement and the other Loan Documents have been obtained.

~~§10.14 Repayment of Existing Indebtedness.  The Agent shall have received evidence satisfactory to it that, simultaneous with the initial Loan advance hereunder, all amounts due under the Credit Parties’ existing revolving credit facility with KeyBank shall be repaid in full and all liens on assets of the Credit Parties securing such Indebtedness shall be irrevocably terminated and discharged.~~

§19.14   ~~§10.15~~ Patriot Act; Anti-Money Laundering Laws.  The Borrowers and each of the Credit Parties shall have provided to the Agent and the Lenders the documentation and other information requested by the Agent in order to comply with the requirements of any Anti-Money Laundering Laws, including, without limitation, the Patriot Act and any applicable “know your customer” rules and regulations.

§19.15   ~~§10.16~~ Beneficial Ownership.  The Agent shall have received, if any Credit Party qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, a Beneficial Ownership Certification in relation to such Credit Party.

§19.16   ~~§10.17~~ Other.  The Agent shall have reviewed such other documents, instruments, certificates, opinions, assurances, consents and approvals as the Agent or the Agent’s Special Counsel may reasonably have requested and are customarily required in connection with similar transactions.

§20.   CONDITIONS TO ALL BORROWINGS.  The obligations of the Lenders to make any Loan or issue or extend any Letter of Credit, whether on or after the Closing Date, shall also be subject to the satisfaction of the following conditions precedent:

§20.1   Prior Conditions Satisfied.  All conditions set forth in §10 and in §5.1 shall continue to be satisfied as of the date upon which any Loan is to be made provided that this §11.1 any Credit Party to comply with the conditions set forth in §§ 10.2, 10.3, 10.4, 10.5 with respect to any Real Estate which has previously been included in the Pool.

§20.2   Representations True; No Default.  Each of the representations and warranties made by or on behalf of the Credit Parties or any of their respective Subsidiaries contained in this Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with this Agreement shall be true in all material respects both as of the date as of which they were made and shall also be true in all material respects as of the time of the making of such Loan, with the same effect as if made at and as of that time, except to the extent of changes resulting from transactions permitted by the Loan Documents (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct only as of such specified date), and no Default or Event of Default shall have occurred and be continuing.

~~§11.3 Borrowing Documents.  The Agent shall have received a fully completed Loan Request for such Loan or a fully completed Letter of Credit Request required by §2.11 in the form of Exhibit E hereto fully completed, as applicable, and the other documents and information (including, without limitation, a Compliance Certificate) as required by §2.8 and §5.2, with each Loan Request being deemed a certification of Borrower that such Real Estate will satisfy (or is anticipated to satisfy upon the acceptance of such Real Estate as a Pool Property) each of the other conditions to the acceptance of Real Estate as a Pool Property.~~

§21.  EVENTS OF DEFAULT; ACCELERATION; ETC.

§21.1  Events of Default and Acceleration.  If any of the following events (“Events of Default” or, if the giving of notice or the lapse of time or both is required, then, prior to such notice or lapse of time, “Defaults”) shall occur:

(a)   the Borrower shall fail to pay any principal of the Loans or any reimbursement obligations with respect to draws on the Letters of Credit when the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment;

(b)   the Borrower shall fail to pay any interest on the Loans within five (5) days of the date that the same shall become due and payable, any other reimbursement obligations with respect to the Letters of Credit or any fees or other sums due hereunder (other than any voluntary prepayment) or under any of the other Loan Documents within five (5) days after notice from Agent, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment;

(c)   any of the Borrower or the other Credit Parties or any of their respective Subsidiaries shall fail to perform any other term, covenant or agreement contained in (i) §7.6(a), (ii) §7.20, (iii) §8, or (iv) §9;

(d)   any of the Borrower or the other Credit Parties shall fail to perform any other term, covenant or agreement contained herein or in any of the other Loan Documents which they are required to perform (other than those specified in the other subclauses of this §12 (including, without limitation, §12.2 below) or in the other Loan Documents), and such failure shall continue for thirty (30) days after Borrower receives from Agent written notice thereof, and in the case of a default that cannot be cured within such thirty (30)-day period despite Borrower’s diligent efforts but is susceptible of being cured within ninety (90) days of Borrower’s receipt of Agent’s original notice, then Borrower shall have such additional time as is reasonably necessary to effect such cure, but in no event in excess of ninety (90) days from Borrower’s receipt of Agent’s original notice; provided that with respect to any defaults under §7.4, §7.5, §7.7, or §7.9, the thirty (30) day cure period described above shall be reduced to a period of ten (10) days and no additional cure period shall be provided with respect to such defaults;

(e)  any material representation or warranty made by or on behalf of the Credit Parties or any of their respective Subsidiaries in this Agreement or any other Loan Document, or any report, certificate, financial statement, request for a Loan, or in any other document or instrument delivered pursuant to or in connection with this Agreement, any advance of a Loan, or any of the other Loan Documents shall prove to have been false in any material respect upon the date when made or deemed to have been made or repeated except to the extent it is not reasonably expected to have a Material Adverse Effect;

(f)   Any ~~(a)~~ Credit Party defaults under any Recourse Indebtedness in an aggregate amount equal to or greater than $25,000,000 with respect to all uncured defaults at any time, ~~or (b) Credit Party or Subsidiary thereof defaults under any Non-Recourse Indebtedness in an aggregate amount equal to or greater than $100,000,000 with respect to all uncured defaults at any time, in each case,~~ after any required notice and the expiration of any applicable cure period;

(g)   any of the Borrower or other Credit Party, (i) shall make an assignment for the benefit of creditors, or admit in writing its general inability to pay or generally fail to pay its debts as they mature or become due, or shall petition or apply for the appointment of a trustee or other custodian, liquidator or receiver for it or any substantial part of its assets, (ii) shall commence any case or other proceeding relating to it under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction, now or hereafter in effect, or (iii) shall take any action to authorize any of the foregoing;

(h)   a petition or application shall be filed for the appointment of a trustee or other custodian, liquidator or receiver of any of the Borrower or other Credit Party or any substantial part of the assets of any thereof, or a case or other proceeding shall be commenced against any such Person under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction, now or hereafter in effect, and any such Person shall indicate its approval thereof, consent thereto or acquiescence therein or such petition, application, case or proceeding shall not have been dismissed within ninety (90) days following the filing or commencement thereof;

(i)   a decree or order is entered appointing a trustee, custodian, liquidator or receiver for any of the Borrower or other Credit Party or adjudicating any such Person, bankrupt or insolvent, or approving a petition in any such case or other proceeding, or a decree or order for relief is entered in respect of any such Person in an involuntary case under federal bankruptcy laws as now or hereafter constituted;

(j)   there shall remain in force, undischarged, unsatisfied and unstayed, for more than sixty (60) days, whether or not consecutive, one or more uninsured or unbonded final judgments against any Credit Party that, either individually or in the aggregate, exceed in excess of $5,000,000.00 in the case of the REIT Guarantor or the Borrower or $500,000.00 in the case of any Subsidiary Guarantor;

(k)   any of the material Loan Documents shall be canceled, terminated, revoked or rescinded otherwise than in accordance with the terms thereof or the express prior written agreement, consent or approval of the Majority Lenders, or any action at law, suit in equity or other legal proceeding to cancel, revoke or rescind any of the material Loan Documents shall be commenced by or on behalf of any of the Credit Parties, or any court or any other Governmental Authority or agency of competent jurisdiction shall make a determination, or issue a judgment, order, decree or ruling, to the effect that any one or more of the material Loan Documents is illegal, invalid or unenforceable in accordance with the terms thereof;

(l)   the failure of any Credit Party or its Subsidiaries to remediate within the time period permitted by applicable law or lawful governmental order (or within a reasonable time given the nature of the problem if no specific time period has been given) material environmental matter with respect to Hazardous Substances related to (i) any Pool Properties or (ii) any other Real Estate whose aggregate book values are in excess of Ten Million Dollars ($10,000,000) after all administrative hearings and appeals have been concluded or waived;

(m)   with respect to any Guaranteed Pension Plan, an ERISA Reportable Event shall have occurred and such event reasonably would be expected to result in liability of any of the Credit Parties to pay money to the PBGC or such Guaranteed Pension Plan in an aggregate amount exceeding $1,000,000 and one of the following shall apply with respect to such event: (x) such event in the circumstances occurring reasonably would be expected to result in the termination of such Guaranteed Pension Plan by the PBGC or for the appointment by the appropriate United States District Court of a trustee to administer such Guaranteed Pension Plan; or (y) a trustee shall have been appointed by the United States District Court to administer such Plan; or (z) the PBGC shall have instituted proceedings to terminate such Guaranteed Pension Plan;

(n)   any Change of Control shall occur;

then, and upon any such Event of Default, the Agent may, and upon the request of the Majority Lenders shall, by notice in writing to the Borrower declare all amounts owing with respect to this Agreement, the Notes, the Letters of Credit, and the other Loan Documents to be, and they shall thereupon forthwith become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower; provided that in the event of any Event of Default specified in §12.1(g), §12.1(h) or §12.1(i), all such amounts shall become immediately due and payable automatically and without any requirement of presentment, demand, protest or other notice of any kind from any of the Lenders or the Agent. If demanded by Agent in its absolute and sole discretion after the occurrence and during the continuance of an Event of Default, Borrower will deposit with and pledge to Agent cash in an amount equal to the amount of all undrawn Letters of Credit. Such amounts will be pledged to and held by Agent for the benefit of the Lenders as security for any amounts that become payable under the Letters of Credit and all other Obligations and Hedge Obligations. In the event the Borrower fails to deliver such cash collateral, upon demand by Agent in its absolute and sole discretion after the occurrence and during the continuance of an Event of Default, and regardless of whether the conditions precedent in this Agreement for a Revolving Credit Loan have been satisfied, the Revolving Credit Lenders will cause a Revolving Credit Loan to be made in the undrawn amount of all Letters of Credit. The proceeds of any such Revolving Credit Loan will be pledged to and held by Agent as security for any amounts that become payable under the Letters of Credit and all other Obligations. Upon any draws under Letters of

Credit, at Agent’s sole discretion, Agent may apply any such amounts pledged or funded hereunder to the repayment of amounts drawn thereunder and upon the expiration of the Letters of Credit any remaining amounts will be applied to the payment of all other Obligations and Hedge Obligations or if there are no outstanding Obligations and Hedge Obligations and Lenders have no further obligation to make Revolving Credit Loans or issue Letters of Credit or if such excess no longer exists, such proceeds deposited by Borrower will be released to Borrower.

§21.2  Certain Cure Periods. In the event that there shall occur any Default that affects only certain Pool Property or the applicable Pool Property Owner or the removal of certain Pool Property would cure the Default, then the Borrower may elect to cure such Default (so long as no other Default or Event of Default would arise as a result) by electing to have Agent remove such Pool Property from the Pool (and the Borrower’s compliance with §3.2 as a result thereof), in which event such removal and reduction shall be completed within thirty (30) days after receipt of notice of such Default from the Agent or the Majority Lenders.

§21.3  Termination of Commitments. If any one or more Events of Default specified in §12.1(g), §12.1(h) or §12.1(i) shall occur, then immediately and without any action on the part of the Agent or any Lender any unused portion of the Commitment hereunder shall terminate and the Lenders shall be relieved of all obligations to make Loans or issue or renew Letters of Credit to the Borrower. If any other Event of Default shall have occurred, the Agent may, and upon the election of the Majority Lenders shall, by notice to the Borrower terminate the Commitments and the Lenders shall have no further obligation to make Loans or issue or renew Letters of Credit to the Borrower. No termination under this §12.3 shall relieve the Borrower of its obligations to the Lenders arising under this Agreement or the other Loan Documents.

§21.4  Remedies. In case any one or more Events of Default shall have occurred and be continuing, and whether or not the Lenders shall have accelerated the maturity of the Loans pursuant to §12.1, the Agent on behalf of the Lenders may, and upon the direction of the Majority Lenders shall, proceed to protect and enforce their rights and remedies under this Agreement, the Notes and/or any of the other Loan Documents by suit in equity, action at law or other appropriate proceeding, including to the full extent permitted by applicable law the specific performance of any covenant or agreement contained in this Agreement and the other Loan Documents, the obtaining of the ex parte appointment of a receiver, and, if any amount shall have become due, by declaration or otherwise, the enforcement of the payment thereof. No remedy herein conferred upon the Agent or any Lender or any Lender Hedge Provider is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or any other provision of law. Notwithstanding the provisions of this Agreement providing that the Loans may be evidenced by multiple Notes in favor of the Lenders, the Lenders acknowledge and agree that only the Agent may exercise any remedies arising by reason of a Default or Event of Default. If any Credit Party fails to perform any agreement or covenant contained in this Agreement or any of the other Loan Documents beyond any applicable period for notice and cure, Agent may itself perform, or cause to be performed, any agreement or covenant of such Person contained in this Agreement or any of the other Loan Documents which such Person shall fail to perform, and the out-of-pocket costs of such performance, together with any reasonable expenses, including reasonable attorneys’ fees actually incurred (including attorneys’ fees incurred in any appeal) by Agent in connection therewith, shall be payable by Borrower upon demand and shall constitute a part of the Obligations and shall if not paid within five (5) days after demand bear interest at the rate for overdue amounts as set forth in this Agreement. In the event that all or any portion of the Obligations is collected by or through an attorney-at-law, the Borrower shall pay all costs of collection including, but not limited to, reasonable attorney’s fees.

§21.5  Distribution of Collateral Proceeds.  In the event that, following the occurrence and during the continuance of any Event of Default, any monies are received in connection with the enforcement of any of the Loan Documents, or otherwise with respect to the realization upon any of the Collateral or other assets of Credit Parties, including any amounts held in the Reserve Collateral Account, such monies shall be distributed for application as follows:

(a)   First, to the payment of, or (as the case may be) the reimbursement of the Agent for or in respect of, all reasonable out-of-pocket costs, expenses, disbursements and losses which shall have been paid, incurred or sustained by the Agent in accordance with the terms of the Loan Documents ~~in~~to protect or preserve the Collateral or in connection with the collection of such monies by the Agent, for the exercise, protection or enforcement by the Agent of all or any of the rights, remedies, powers and privileges of the Agent or the Lenders under this Agreement or any of the other Loan Documents or in respect of the Collateral or in support of any provision of adequate indemnity to the Agent against any taxes or liens which by law shall have, or may have, priority over the rights of the Agent or the Lenders to such monies;

(b)   Second, to the payment of all other Obligations and Hedge Obligations (including any Letter of Credit Liabilities and any interest, expenses or other obligations incurred after the commencement of a bankruptcy) in the following order; provided, that (i) in the event that any Lender is a Defaulting Lender, payments to such Lender shall be governed by §14.16; (ii) Obligations owing to the Lenders with respect to each type of Obligation such as interest, principal, fees and expenses shall be made among the Lenders, pro rata; and (iii) Obligations owing to the Lender Hedge Providers with respect to Lender Hedge Obligations shall be made among the Lender Hedge Providers, pro rata; and provided, further that the Majority Lenders may in their discretion make proper allowance to take into account any Obligations not then due and payable:

(i)   To any other fees and expenses due to the Lenders or the Issuing Lender until paid in full;

(ii)   to the payment of interest on all Swing Loans until paid in full;

(iii)  to payment of interest on all other Loans and Letter of Credit Liabilities, for the ratable benefit of the Lenders and the Issuing Lender, until paid in full;

(iv)  to the payment of all principal of Swing Loans until paid in full;

(v)   payments of principal of all other Loans and Letter of Credit Liabilities, to be paid to the Lenders and the Issuing Lender equally and ratably in accordance with the respective amounts thereof then due and owing to such Persons until paid in full; provided, however, to the extent that any amounts available for distribution pursuant to this subsection are attributable to the issued but undrawn amount of an outstanding Letter of Credit, such amounts shall be paid to the Agent to be held as cash collateral; and

(vi)  to any Hedge Obligations owed to the Lender Hedge Providers, pro rata;

(vii)  to payment of all other amounts due under any of the Loan Documents to be applied for the ratable benefit of the Agent, the Issuing Lender and/or the Lenders until paid in full; and

(c)   Third, the excess, if any, shall be returned to the Borrower or to such other Persons as are entitled thereto.

§21.6  Remedies in Respect of Hedge Obligations.  Notwithstanding any other provision of this Agreement or other Loan Document, each Lender Hedge Provider shall have the right, with prompt notice to the Agent, but without the approval or consent of or other action by the Agent, the Issuing Lender or the Lenders, and without limitation of other remedies available to such Lender Hedge Provider under contract or other Legal Requirements, to undertake any of the following: (a) to declare an event of default, termination event or other similar event under any Hedge Obligation and to create an “Early Termination Date” (as defined therein) in respect thereof, (b) to determine net termination amounts in respect of any and all Derivatives Contracts to which it is a party in accordance with the terms thereof, and to set off amounts among such contracts, (c) to set off or proceed against deposit account balances, securities account balances and other property and amounts held by such Lender Hedge Provider and (d) to prosecute any legal action against the Borrower, any Credit Party or other Subsidiary to enforce or collect net amounts owing to such Lender Hedge Provider pursuant to any Derivatives Contract.

No Lender Hedge Provider that obtains the benefits of §12.5 by virtue of the provisions hereof or of any Loan Document shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of any Loan Document other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents. Notwithstanding any other provision of this Article to the contrary, the Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Derivative Contracts with respect to Hedge Obligations unless the Agent has received written notice of such Derivatives Contracts, together with such supporting documentation as the Agent may request, from the applicable Lender Hedge Provider

§21.7  Cash Collateral Account.

(a)   As collateral security for the prompt payment in full when due of all Letter of Credit Liabilities and the other Obligations and Hedge Obligations, Borrower hereby pledges and grants to the Agent, for the ratable benefit of the Agent, the Lenders, and the Lender Hedge Providers as provided herein, a security interest in all of its right, title and interest in and to the Cash Collateral Account and the balances from time to time in the Cash Collateral Account (including the investments and reinvestments therein provided for below). The balances from time to time in the Cash Collateral Account shall not constitute payment of any Letter of Credit Liabilities until applied by the Agent as provided herein. Anything in this Agreement to the contrary notwithstanding, funds held in the Cash Collateral Account shall be subject to withdrawal only as provided in this section.

(b)   Amounts on deposit in the Cash Collateral Account shall be invested and reinvested by the Agent in such Cash Equivalents as the Agent shall determine in its sole discretion. All such investments and reinvestments shall be held in the name of and be under the sole dominion and control of the Agent for the ratable benefit of the Lenders. The Agent shall exercise reasonable care in the custody and preservation of any funds held in the Cash Collateral Account and shall be deemed to have exercised such care if such funds are accorded treatment substantially equivalent to that which the Agent accords other funds deposited with the Agent, it being understood that the Agent shall not have any responsibility for taking any necessary steps to preserve rights against any parties with respect to any funds held in the Cash Collateral Account.

(c)   If a drawing pursuant to any Letter of Credit occurs on or prior to the expiration date of such Letter of Credit, the Borrower and the Lenders authorize the Agent to use the monies deposited in the Cash Collateral Account to make payment to the beneficiary with respect to such drawing or the payee with respect to such presentment.

(d)   If an Event of Default exists, the Majority Lenders may, in their discretion, at any time and from time to time, instruct the Agent to liquidate any such investments and reinvestments and apply proceeds thereof to the Obligations and Hedge Obligations in accordance with §12.5.

(e)   So long as no Default or Event of Default exists, and to the extent amounts on deposit in the Cash Collateral Account exceed the aggregate amount of the Letter of Credit Liabilities then due and owing and the pro rata share of any Letter of Credit Obligations of any Defaulting Lender after giving effect to §14.16, the Agent shall, from time to time, at the request of the Borrowers, deliver to the Borrowers within 10 Business Days after the Agent’s receipt of such request from the Borrowers, against receipt but without any recourse, warranty or representation whatsoever, such of the balances in the Cash Collateral Account as exceed the aggregate amount of the Letter of Credit Liabilities at such time.

(f)   The Borrowers shall pay to the Agent from time to time such fees as the Agent normally charges for similar services in connection with the Agent’s administration of the Cash Collateral Account and investments and reinvestments of funds therein. Borrower authorizes Agent to file such financing statements as Agent may reasonably require in order to perfect Agent’s security interest in the Cash Collateral Account, and Borrowers shall promptly upon demand execute and deliver to Agent such other documents as Agent may reasonably request to evidence its security interest in the Cash Collateral Account.

§22.  SETOFF.  Regardless of the adequacy of any ~~security for the Obligations~~Collateral, during the continuance of any Event of Default, any deposits (general or specific, time or demand, provisional or final, regardless of currency, maturity, or the branch where such deposits are held) or other sums credited by or due from any Lender or any Affiliate thereof to the Credit Parties and any securities or other property of the Credit Parties in the possession of such Lender or any Affiliate may, without notice to any Credit Party (any such notice being expressly waived by Credit Parties) but with the prior written approval of Agent, be applied to or set off against the payment of Obligations and any and all other liabilities, direct, or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, of the Credit Parties to such Lender. Each of the Lenders agrees with each other Lender that if such Lender shall receive from the Borrower, whether by voluntary payment, exercise of the right of setoff, or otherwise, and shall retain and apply to the payment of the Note or Notes held by such Lender (but excluding the Swing Loan Note) any amount in excess of its ratable portion of the payments received by all of the Lenders with respect to the Notes held by all of the Lenders, such Lender will make such disposition and arrangements with the other Lenders with respect to such excess, either by way of distribution, pro tanto assignment of claims, subrogation or otherwise as shall result in each Lender receiving in respect of the Notes held by it its proportionate payment as contemplated by this Agreement; provided that if all or any part of such excess payment is thereafter recovered from such Lender, such disposition and arrangements shall be rescinded and the amount restored to the extent of such recovery, but without interest. In the event that any Defaulting Lender shall exercise any such right of setoff, (a) all amounts so set off shall be paid over immediately to the Agent for further application in accordance with the provisions of this Agreement and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Agent and the Lenders, and (b) the Defaulting Lender shall provide promptly to the Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff.

§23.  THE AGENT.

§23.1  Authorization.  Each of the Lenders hereby irrevocably appoints KeyBank as the Agent and authorizes the Agent to take such action on behalf of each of the Lenders and to exercise all such powers as are hereunder and under any of the other Loan Documents and any related documents delegated to the Agent and all other powers not specifically reserved to the Lenders, together with such powers as are reasonably incident thereto, provided that no duties or responsibilities not expressly assumed herein or therein shall be implied to have been assumed by the Agent. The obligations of the Agent hereunder are primarily administrative in nature, and nothing contained in this Agreement or any of the other Loan Documents shall be construed to constitute the Agent as a trustee for any Lender or to create an agency or fiduciary relationship. Agent shall act as the contractual representative of the Lenders hereunder, and notwithstanding the use of the term “Agent”, it is understood and agreed that Agent shall not have any fiduciary duties or responsibilities to any Lender by reason of this Agreement or any other Loan Document and is acting as an independent contractor, the duties and responsibilities of which are limited to those expressly set forth in this Agreement and the other Loan Documents. The Borrower and any other Person shall be entitled to conclusively rely on a statement from the Agent that it has the authority to act for and bind the Lenders pursuant to this Agreement and the other Loan Documents.

§23.2  Employees and Agents.  The Agent may exercise its powers and execute its duties by or through employees or agents and shall be entitled to take, and to rely on, advice of counsel concerning all matters pertaining to its rights and duties under this Agreement and the other Loan Documents. The Agent may utilize the services of such Persons as the Agent may reasonably determine, and all reasonable fees and expenses of any such Persons shall be paid by the Borrower.

§23.3  No Liability.  Neither the Agent nor any of its shareholders, directors, officers or employees nor any other Person assisting them in their duties nor any agent, or employee thereof, shall be liable to the Lenders for (a) any waiver, consent or approval given or any action taken, or omitted to be taken, in good faith by it or them hereunder or under any of the other Loan Documents, or in connection herewith or therewith, or be responsible for the consequences of any oversight or error of judgment whatsoever, except that the Agent or such other Person, as the case may be, shall be liable for losses due to its willful misconduct or gross negligence as finally determined by a court of competent jurisdiction after the expiration of all applicable appeal periods or (b) any action taken or not taken by Agent with the consent or at the request of the Majority Lenders~~,~~ or Required Lenders ~~or the Majority Class Lenders~~ (or such greater number of Lenders as may be expressly required pursuant to §28.2), as applicable. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Agent for the account of the Lenders, unless the Agent has received notice from a Lender or the Borrower referring to the Loan Documents and describing with reasonable specificity such Default or Event of Default and stating that such notice is a “notice of default”.

§23.4  No Representations.  The Agent shall not be responsible for the execution or validity or enforceability of this Agreement, the Notes, any of the other Loan Documents or any instrument at any time constituting, or intended to constitute, collateral security for the Notes, or for the value of any such collateral security or for the validity, enforceability or collectability of any such amounts owing with respect to the Notes, or for any recitals or statements, warranties or representations made herein, or any agreement, instrument or certificate delivered in connection therewith or in any of the other Loan Documents or in any certificate or instrument hereafter furnished to it by or on behalf of the Borrower or any of its respective Subsidiaries, or be bound to ascertain or inquire as to the performance or observance of any of the terms, conditions, covenants or agreements herein or in any of the other Loan Documents. The Agent shall not be bound to ascertain whether any notice, consent, waiver or request delivered to it by the Borrower or any holder of any of the Notes shall have been duly authorized or is true, accurate and complete. The Agent has not made nor does it now make any representations or warranties, express or implied, nor does it assume any liability to the Lenders, with respect to the creditworthiness or financial condition of the Borrower or any of its respective Subsidiaries, or the value of the Collateral or any other assets of the Borrower or any of its respective Subsidiaries. Each Lender acknowledges that it has, independently and without reliance upon the Agent or any other Lender, and based upon such information and documents as it has deemed appropriate, made its own credit analysis and decision to enter into this

Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Agent or any other Lender, based upon such information and documents as it deems appropriate at the time, continue to make its own credit analysis and decisions in taking or not taking action under this Agreement and the other Loan Documents. Agent’s Special Counsel has only represented Agent and KeyBank in connection with the Loan Documents and the only attorney client relationship or duty of care is between Agent’s Special Counsel and Agent or KeyBank. Each Lender has been independently represented by separate counsel on all matters regarding the Loan Documents and the granting and perfecting of liens in the Collateral.

§23.5  Payments.

(a)   A payment by the Borrower to the Agent hereunder or under any of the other Loan Documents for the account of any Lender shall constitute a payment to such Lender. The Agent agrees to distribute to each Lender not later than one Business Day after the Agent’s receipt of good funds, determined in accordance with the Agent’s customary practices, such Lender’s pro rata share of payments received by the Agent for the account of the Lenders except as otherwise expressly provided herein or in any of the other Loan Documents. In the event that the Agent fails to distribute such amounts within one Business Day as provided above, the Agent shall pay interest on such amount at a rate per annum equal to the Federal Funds Effective Rate from time to time in effect. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then until such time as such Lender is no longer a Defaulting Lender, each payment of the Borrower hereunder shall be applied in accordance with §14.16.

(b)   If in the reasonable opinion of the Agent the distribution of any amount received by it in such capacity hereunder, under the Notes or under any of the other Loan Documents might involve it in liability, it may refrain from making such distribution until its right to make such distribution shall have been adjudicated by a court of competent jurisdiction. If a court of competent jurisdiction shall adjudge that any amount received and distributed by the Agent is to be repaid, each Person to whom any such distribution shall have been made shall either repay to the Agent its proportionate share of the amount so adjudged to be repaid or shall pay over the same in such manner and to such Persons as shall be determined by such court.

§23.6  Holders of Notes.  Subject to the terms of §18, the Agent may deem and treat the payee of any Note as the absolute owner or purchaser thereof for all purposes hereof until it shall have been furnished in writing with a different name by such payee or by a subsequent holder, assignee or transferee.

§23.7  Indemnity.  The Lenders ratably agree hereby to indemnify and hold harmless the Agent from and against any and all claims, actions and suits (whether groundless or otherwise), losses, damages, costs, expenses (including any expenses for which the Agent has not been reimbursed by the Borrower as required by §15), and liabilities of every nature and character arising out of or related to this Agreement, the Notes, or any of the other Loan Documents or the transactions contemplated or evidenced hereby or thereby, or the Agent’s actions taken hereunder or thereunder, except to the extent that any of the same shall be directly caused by the Agent’s willful misconduct or gross negligence as finally determined by a court of competent jurisdiction after the expiration of all applicable appeal periods. The agreements in this §14.7 shall survive the payment of all amounts payable under the Loan Documents.

§23.8  Agent as Lender.  In its individual capacity, KeyBank shall have the same obligations and the same rights, powers and privileges in respect to its Commitment and the Loans made by it, and as the holder of any of the Notes as it would have were it not also the Agent.

§23.9  Resignation.  The Agent may resign at any time by giving thirty (30) calendar days’ prior written notice thereof to the Lenders and the Borrower. The Majority Lenders may remove the Agent from its capacity as Agent in the event of the Agent’s gross negligence or willful misconduct (with the Commitment Percentage of the Lender which is acting as Agent shall not be taken into account in the calculation of Majority Lenders for the purposes of removing Agent in the event of the Agent’s willful misconduct or gross negligence). Any such resignation or removal may at Agent’s option also constitute Agent’s resignation as Issuing Lender and Swing Loan Lender. Upon any such resignation, or removal, the Majority Lenders, subject to the terms of §18.1, shall have the right to appoint as a successor Agent and, if applicable, Issuing Lender and Swing Loan Lender, (i) any Lender or (ii) any bank whose senior debt obligations are rated not less than “A” or its equivalent by Moody’s or not less than “A” or its equivalent by S&P and which has a net worth of not less than $500,000,000. Unless a Default or Event of Default shall have occurred and be continuing, such successor Agent and, if applicable, Issuing Lender and Swing Loan Lender shall be reasonably acceptable to the Borrower and shall have a minimum Commitment of at least $5,000,000. If no successor Agent shall have been appointed and shall have accepted such appointment within thirty (30) days after the retiring Agent’s giving of notice of resignation or the Majority Lender’s removal of the Agent, then the retiring or removed Agent may, on behalf of the Lenders, appoint a successor Agent, which shall be (i) any Lender or (ii) any financial institution whose senior debt obligations are rated not less than “A2” or its equivalent by Moody’s or not less than “A” or its equivalent by S&P and which has a net worth of not less than $500,000,000. Upon the acceptance of any appointment as Agent and, if applicable, Issuing Lender and Swing Loan Lender, hereunder by a successor Agent and, if applicable, Issuing Lender and Swing Loan Lender, such successor Agent and, if applicable, Issuing Lender and Swing Loan Lender, shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Agent and, if applicable, Issuing Lender and Swing Loan Lender, and the retiring or removed Agent and, if applicable, Issuing Lender and Swing Loan Lender, shall be discharged from its duties and obligations hereunder as Agent and, if applicable, Issuing Lender and Swing Loan Lender. After any retiring Agent’s resignation or removal, the provisions of this Agreement and the other Loan Documents shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent, Issuing Lender and Swing Loan Lender. If the resigning or removed Agent shall also resign as the Issuing Lender, such successor Agent shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or shall make other arrangements satisfactory to the current Issuing Lender, in either case, to assume effectively the obligations of the current Agent with respect to such Letters of Credit. Upon any change in the Agent under this Agreement, the resigning or removed Agent shall execute such assignments of and amendments to the Loan Documents as may be necessary to substitute the successor Agent for the resigning or removed Agent.

§23.10  Duties in the Case of Enforcement.  In case one or more Events of Default have occurred and shall be continuing, and whether or not acceleration of the Obligations shall have occurred, the Agent may and, if (a) so requested by the Majority Lenders and (b) the Lenders have provided to the Agent such additional indemnities and assurances in accordance with their respective Applicable Percentages against expenses and liabilities as the Agent may reasonably request, shall proceed to exercise all or any legal and equitable and other rights or remedies as it may have; provided, however, that unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem to be in the best interests of the Lenders. Without limiting the generality of the foregoing, if Agent reasonably determines payment is in the best interest of all the Lenders, Agent may without the approval of the Lenders pay taxes and insurance premiums and spend money for maintenance, repairs or other expenses which may be necessary to be incurred, and Agent shall promptly thereafter notify the Lenders of such action; provided that the Agent shall obtain the prior approval of the Majority Lenders if such payments for amounts other than taxes and insurance shall exceed $100,000 in any twelve (12) month period. Each Lender shall, within thirty (30) days of request therefor, pay to the Agent its Applicable Percentage of the reasonable costs incurred by the Agent in taking any such actions hereunder to the extent that such costs shall not be promptly reimbursed to the Agent by the Borrower or out of the Collateral within such period with respect to the Pool Properties. The Majority Lenders may direct the Agent in writing as to the method and the extent of any such exercise, the Lenders hereby agreeing to indemnify and hold the Agent harmless in accordance with their respective Applicable Percentages from all liabilities incurred in respect of all actions taken or omitted in accordance with such directions, except to the extent that any of the same shall be directly caused by the Agent’s willful misconduct or gross negligence as finally determined by a court of competent jurisdiction after the expiration of all applicable appeal periods, provided that the Agent need not comply with any such direction to the extent that the Agent reasonably believes the Agent’s compliance with such direction to be unlawful in any applicable jurisdiction or commercially unreasonable under the UCC as enacted in any applicable jurisdiction.

§23.11  Bankruptcy.  In the event a bankruptcy or other insolvency proceeding is commenced by or against any Credit Party with respect to the Obligations, the Agent shall have the sole and exclusive right to file and pursue a joint proof claim on behalf of all Lenders. Any votes with respect to such claims or otherwise with respect to such proceedings shall be subject to the vote of the Majority Lenders or all of the Lenders as required by this Agreement. Each Lender irrevocably waives its right to file or pursue a separate proof of claim in any such proceedings unless Agent fails to file such claim within thirty (30) days after receipt of written notice from the Lenders requesting that Agent file such proof of claim.

§23.12  Request for Agent Action.  Agent and the Lenders acknowledge that in the ordinary course of business of the Credit Parties, (a) a Pool Property may be subject to a Taking, or (b) a Pool Property Owner may desire to enter into easements or other agreements affecting the Pool Properties, or take other actions or enter into other agreements in the ordinary course of business which similarly require the consent, approval or agreement of the Agent. In connection with the foregoing, the Lenders hereby expressly authorize the Agent to (x) execute consents or subordinations in form and substance satisfactory to Agent in connection with any easements or agreements affecting the Pool Property, or (y) execute consents, approvals, or other agreements in form and substance satisfactory to the Agent in connection with such other actions or agreements as may be necessary in the ordinary course of Borrower’s business.

§23.13  Reliance by Agent.  The Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by an Authorized Officer. The Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, that by its terms must be fulfilled to the satisfaction of a Lender, the Agent may presume that such condition is satisfactory to such Lender unless the Agent shall have received notice to the contrary from such Lender prior to the making of such Loan. The Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

§23.14  Approvals.  If consent is required for some action under this Agreement, or except as otherwise provided herein an approval of the Lenders, the Majority Lenders~~,~~ or the Required Lenders~~, or the Majority Class Lenders of any Class is~~ is required or permitted under this Agreement, each Lender agrees to give the Agent, within ten (10) days of receipt of the request for action together with all reasonably requested information related thereto (or such lesser period of time required by the terms of the Loan Documents), notice in writing of approval or disapproval (collectively “Directions”) in respect of any action requested or proposed in writing pursuant to the terms hereof. To the extent that any Lender does not approve any recommendation of Agent, such Lender shall in such notice to Agent describe the actions that would be acceptable to such Lender. If consent is required for the requested action, any Lender’s failure to respond to a request for Directions within the required time period shall be deemed to constitute a Direction to take such requested action. In the event that any recommendation is not approved by the requisite number of Lenders and a subsequent approval on the same subject matter is requested by Agent, then for the purposes of this paragraph each Lender shall be required to respond to a request for Directions within five (5) Business Days of receipt of such request. Agent and each Lender shall be entitled to assume that any officer of the other Lenders delivering any notice, consent, certificate or other writing is authorized to give such notice, consent, certificate or other writing unless Agent and such other Lenders have otherwise been notified in writing. Notwithstanding the foregoing, no such deemed approval shall apply to any matter requiring the consent of all Lenders or of any Lender adversely affected by the subject request.

§23.15  Borrower Not Beneficiary.  Except for the provisions of §14.9 relating to the appointment of a successor Agent, the provisions of this §14 are solely for the benefit of the Agent and the Lenders, may not be enforced by the Borrower, and except for the provisions of §14.9, may be modified or waived without the approval or consent of the Borrower.

§23.16  Defaulting Lenders.

(a)   Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as that Lender is no longer a Defaulting Lender, to the extent permitted by applicable Legal Requirements:

(i)   That Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in §27.

(ii)   Any payment of principal, interest, fees or other amounts received by the Agent for the account of that Defaulting Lender (whether voluntary or mandatory, at maturity, or otherwise, and including any amounts made available to the Agent by that Defaulting Lender pursuant to §13), shall be applied at such time or times as may be determined by the Agent as follows: first, to the payment of any amounts owing by that Defaulting Lender to the Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by that Defaulting Lender to the Issuing Lender or Swing Loan Lender hereunder; third, if so determined by the Agent or requested by the Issuing Lender or Swing Loan Lender, to be held as cash collateral for future funding obligations of that Defaulting Lender of any participation in any Swing Loan or Letter of Credit; fourth, as the Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which that Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Agent; fifth, if so determined by the Agent and the Borrower, to be held in a non-interest bearing deposit account and released pro rata in order to (x) satisfy obligations of such Defaulting Lender to fund Loans or participations under this Agreement and (y) be held as cash collateral for future funding obligations of such Defaulting Lender of any participation in any Letter of Credit or Swing Loan; sixth, to the payment of any amounts owing to the Lenders, the Issuing Lender or Swing Loan Lender as a result of any judgment of a court of competent jurisdiction obtained by any Lender, the Issuing Lender or Swing Loan Lender against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default or Event of Default exists or non-defaulting Lenders have been paid in full all amounts then due, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to that Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans or Letter of Credit Liabilities in respect of which that Defaulting Lender has not fully funded its appropriate share and (y) such Loans or Letter of Credit Liabilities were made at a time when the conditions set forth in §11 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and Letter of Credit Liabilities owed to, all non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or Letter of Credit Liabilities owed to, that Defaulting Lender. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this §14.16(a)(ii) shall be deemed paid to and redirected by that Defaulting Lender, and each Lender irrevocably consents hereto.

(iii)   That Defaulting Lender (x) shall not be entitled to receive any facility fee or unused fee pursuant to §2.4 for any period during which that Lender is a Defaulting Lender (and the Borrower shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender) and (y) shall be limited in its right to receive Letter of Credit Fees as provided in §2.11(e). With respect to any such Letter of Credit fees not required to be paid to any Defaulting Lender, the Borrower shall (x) pay to each non-Defaulting Lender that is a Revolving Credit Lender that portion of any such fee otherwise payable to such Defaulting Lender with respect to such Defaulting Lender’s participation in Letters of Credit that has been reallocated to such non-Defaulting Lender pursuant to §14.16(a)(iv), (y) pay to the Issuing Bank the amount of any such fee otherwise payable to such Defaulting Lender to the extent allocable to such Defaulting Lender’s participation in Letters of Credit that has not been reallocated to such non-Defaulting Lender pursuant to §14.16(a)(iv), and (z) not be required to pay any remaining amount of any such fee.

(iv)  During any period in which there is a Defaulting Lender, for purposes of computing the amount of the obligation of each non-Defaulting Lender to acquire, refinance or fund participations in Letters of Credit pursuant to §2.11, the “Revolving Credit Commitment Percentage” of each non-Defaulting Lender shall be computed without giving effect to the Commitment of that Defaulting Lender; provided, that, (i) each such reallocation shall be given effect only if, at the date the applicable Lender becomes a Defaulting Lender, no Default or Event of Default exists; and (ii) the aggregate obligation of each non-Defaulting Lender to acquire, refinance or fund participations in Letters of Credit shall not exceed the positive difference, if any, of (1) the Revolving Credit Commitment of that non-Defaulting Lender minus (2) such Lender’s Revolving Credit Commitment Percentage of the Revolving Credit Exposure then Outstanding. Subject to §34, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation.

(b)   During any period that a Lender is a Defaulting Lender, the Borrower may, by giving written notice thereof to the Agent, such Defaulting Lender, and the other Lenders, demand that such Defaulting Lender assign its Commitment to an Eligible Assignee subject to and in accordance with the provisions of §18.1. No party hereto shall have any obligation whatsoever to initiate any such replacement or to assist in finding an Eligible Assignee. In addition, any Lender who is not a Defaulting Lender may, but shall not be obligated, in its sole discretion, to acquire the face amount of all or a portion of such Defaulting Lender’s Commitment via an assignment subject to and in accordance with the provisions of §18.1. No such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Agent in an aggregate amount sufficient with any applicable amounts held pursuant to the immediately preceding subsection (ii), upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Borrower and the Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Agent, the Issuing Lender or any Lender hereunder (and interest accrued thereon), and (y) acquire (and fund as appropriate) such Defaulting Lender’s full pro rata share of all Loans and participations in Letters of Credit. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under any Legal Requirement without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs. Within five (5) Business Days of demand by the Issuing Lender from time to time, the Borrower shall deliver to the Agent for the benefit of the Issuing Lender cash collateral in an amount sufficient to cover all Fronting Exposure with respect to the Issuing Lender (after giving effect to §2.10(a) and §14.16(a)(ii) on terms satisfactory to the Issuing Lender in its good faith determination (and such cash collateral shall be in Dollars). Any such cash collateral shall be deposited in a cash collateral account as collateral (solely for the benefit of the Issuing Lender) for the payment and performance of each Defaulting Lender’s pro rata portion in accordance with their respective Revolving Credit Commitment Percentages of outstanding Letter of Credit Liabilities. Moneys in such cash collateral account deposited pursuant to this section shall be applied by the Agent to reimburse the Issuing Lender immediately for each Defaulting Lender’s pro rata portion in accordance with their respective Revolving Credit Commitment Percentages of any funding obligation with respect to a Letter of Credit which has not otherwise been reimbursed by the Borrower or such Defaulting Lender.

(a)   If a Lender is a Defaulting Lender because it has failed to make timely payment to the Agent of any amount required to be paid to the Agent hereunder (without giving effect to any notice or cure periods), in addition to other rights and remedies which the Agent or the Borrower may have under the immediately preceding provisions or otherwise, the Agent shall be entitled (i) to collect interest from such Defaulting Lender on such delinquent payment for the period from the date on which the payment was due until the date on which the payment is made at the Federal Funds Effective Rate, (ii) to withhold or setoff and to apply in satisfaction of the defaulted payment and any related interest, any amounts otherwise payable to such Defaulting Lender under this Agreement or any other Loan Document and (iii) to bring an action or suit against such Defaulting Lender in a court of competent jurisdiction to recover the defaulted amount and any related interest. Any amounts received by the Agent in respect of a Defaulting Lender’s Loans shall be applied as set forth in§14.16(a)(ii).

(b)   Defaulting Lender Cure. If the Borrower, the Agent, Swing Loan Lender and the Issuing Lender agree in writing in their sole discretion that a Defaulting Lender should no longer be deemed to be a Defaulting Lender, the Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), that Lender will, to the extent applicable, purchase that portion of outstanding Loans of the other Lenders or take such other actions as the Agent may determine to be necessary to cause the Loans and funded and unfunded participations in Letters of Credit and Swing Loans to be held on a pro rata basis by the Lenders in accordance with their Applicable Percentages (without giving effect to §14.16(a)(iv)), whereupon that Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.

§23.17  Reliance on Hedge Provider.  For purposes of applying payments received in accordance with §12.5, the Agent shall be entitled to rely upon the trustee, paying agent or other similar representative (each, a “Representative”) or, in the absence of such a Representative, upon the holder of the Hedge Obligations for a determination (which each holder of the Hedge Obligations agrees (or shall agree) to provide upon request of the Agent) of the outstanding Hedge Obligations owed to the holder thereof. Unless it has actual knowledge (including by way of written notice from such holder) to the contrary, the Agent, in acting hereunder, shall be entitled to assume that no Hedge Obligations are outstanding. Each

Lender Hedge Provider not a party to this Agreement that has given the notice contemplated by the preceding sentence shall, by such notice, be deemed to have acknowledged and accepted the appointment of the Agent pursuant to the terms of §14 for itself and its Affiliates as if a “Lender” party hereto.

§23.18  Erroneous Payments.

(a)   If the Agent (x) notifies a Lender or any Person who has received funds on behalf of a Lender (any such Lender or other recipient (and each of their respective successors and assigns), a “Payment Recipient”) that the Agent has determined in its sole discretion (whether or not after receipt of any notice under immediately succeeding clause (b)) that any funds (as set forth in such notice from the Agent) received by such Payment Recipient from the Agent or any of its Affiliates were erroneously or mistakenly transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Lender or other Payment Recipient on its behalf) (any such funds, whether transmitted or received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”) and (y) demands in writing the return of such Erroneous Payment (or a portion thereof), such Erroneous Payment shall at all times remain the property of the Agent pending its return or repayment as contemplated below in this §14.18 and held in trust for the benefit of the Agent, and such Lender shall (or, with respect to any Payment Recipient who received such funds on its behalf, shall cause such Payment Recipient to) promptly, but in no event later than two (2) Business Days thereafter (or such later date as the Agent may, in its sole discretion, specify in writing), return to the Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon except to the extent waived in writing by the Agent) in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Agent in same day funds at the greater of the Federal Funds Effective Rate and a rate determined by the Agent in accordance with banking industry rules on interbank compensation from time to time in effect. A notice of the Agent to any Payment Recipient under this paragraph (a) shall be conclusive, absent manifest error.

(b)   Without limiting immediately preceding paragraph (a), each Lender or any Person who has received funds on behalf of a Lender (and each of their respective successors and assigns), hereby further agrees that if it receives a payment, prepayment or repayment (whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise) from the Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in this Agreement or in a notice of payment, prepayment or repayment sent by the Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Agent (or any of its Affiliates), or (z) that such Lender or other such Payment Recipient, otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part), then in each such case:

(i)   it acknowledges and agrees that (A) in the case of immediately preceding clauses (x) or (y), an error and mistake shall be presumed to have been made (absent written confirmation from the Agent to the contrary) or (B) an error and mistake has been made (in the case of immediately preceding clause (z)), in each case, with respect to such payment, prepayment or repayment; and

(ii)   such Lender shall (and shall cause any other Person that receives funds on its respective behalf to) promptly (and, in all events, within one (1) Business Day of its knowledge of the occurrence of any of the circumstances described in immediately preceding clauses (x), (y) and (z)) notify the Agent of its receipt of such payment, prepayment or repayment, the details thereof (in reasonable detail) and that it is so notifying the Agent pursuant to this §14.18(b).

For the avoidance of doubt, the failure to deliver a notice to the Agent pursuant to this §14.18(b) shall not have any effect on a Payment Recipient’s obligations pursuant to §14.18(a) or on whether or not an Erroneous Payment has been made

(c)   Each Lender hereby authorizes the Agent to set off, net and apply any and all amounts at any time owing to such Lender under any Loan Document, or otherwise payable or distributable by the Agent to such Lender under any Loan Document with respect to any payment of principal, interest, fees or other amounts, against any amount that the Agent has demanded to be returned under immediately preceding §14.18(a).

(d)   (i) In the event that an Erroneous Payment (or portion thereof) is not recovered by the Agent for any reason, after demand therefor by the Agent in accordance with immediately preceding §14.18(a), from any Lender that has received such Erroneous Payment (or portion thereof) (and/or from any Payment Recipient who received such Erroneous Payment (or portion thereof) on its respective behalf) (such unrecovered amount, an “Erroneous Payment Return Deficiency”), upon the Agent’s notice to such Lender at any time, then effective immediately (with the consideration therefor being acknowledged by the parties hereto), (A) such Lender shall be deemed to have assigned its Loans (but not its Commitments) with respect to which such Erroneous Payment was made (the “Erroneous Payment Impacted Class”) in an amount equal to the Erroneous Payment Return Deficiency (or such lesser amount as the Agent may specify) (such assignment of the Loans (but not Commitments) of the Erroneous Payment Impacted Class, the “Erroneous Payment Deficiency Assignment”) (on a cashless basis and such amount calculated at par plus any accrued and unpaid interest (with the assignment fee to be waived by the Agent in such instance)), and is hereby (together with the Borrower) deemed to execute and deliver an Assignment and Acceptance Agreement (or, to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to the Electronic System as to which the Agent and such parties are participants) with respect to such Erroneous Payment Deficiency Assignment, and such Lender shall deliver any Notes evidencing such Loans to the Borrowers or the Agent, (but the failure of such Person to deliver any such Notes shall not affect the effectiveness of the foregoing assignment), (B) the Agent, as the assignee Lender, shall be deemed to have acquired the Erroneous Payment Deficiency Assignment, (C) upon such deemed acquisition, the Agent, as the assignee Lender, shall become a Lender, as applicable, hereunder with respect to such Erroneous Payment Deficiency Assignment and the assigning Lender shall cease to be a Lender hereunder with respect to such Erroneous Payment Deficiency Assignment, excluding, for the avoidance of doubt, its obligations under the indemnification provisions of this Agreement and its applicable Commitments which shall survive as to such assigning Lender, (D) the Agent and the Borrowers shall each be deemed to have waived any consents required under this Agreement to any such Erroneous Payment Deficiency Assignment, and (E) the Agent will reflect in the Register its ownership interest in the Loans subject to the Erroneous Payment Deficiency Assignment. For the avoidance of doubt, no Erroneous Payment Deficiency Assignment will reduce the Commitments of any Lender and such Commitments shall remain available in accordance with the terms of this Agreement.

(ii)   Subject to §18 (but excluding, in all events, any assignment consent or approval requirements (whether from the Borrowers or otherwise)), the Agent may, in its discretion, sell any Loans acquired pursuant to an Erroneous Payment Deficiency Assignment and upon receipt of the proceeds of such sale, the Erroneous Payment Return Deficiency owing by the applicable Lender shall be reduced by the net proceeds of the sale of such Loan (or portion thereof), and the Agent shall retain all other rights, remedies and claims against such Lender (and/or against any Payment Recipient that receives funds on its respective behalf). In addition, an Erroneous Payment Return Deficiency owing by the applicable Lender (x) shall be reduced by the proceeds of prepayments or repayments of principal and interest, or other distribution in respect of principal and interest, received by the Agent on or with respect to any such Loans acquired from such Lender pursuant to an Erroneous Payment Deficiency Assignment (to the extent that any such Loans are then owned by the Agent) and (y) may, in the sole discretion of the Agent, be reduced by any amount specified by the Agent in writing to the applicable Lender from time to time.

(e)   The parties hereto agree that (x) irrespective of whether the Agent may be equitably subrogated, in the event that an Erroneous Payment (or portion thereof) is not recovered from any Payment Recipient that has received such Erroneous Payment (or portion thereof) for any reason, the Agent shall be subrogated to all the rights and interests of such Payment Recipient (and, in the case of any Payment Recipient who has received funds on behalf of a Lender, to the rights and interests of such Lender) under the Loan Documents with respect to such amount (the “Erroneous Payment Subrogation Rights”) (provided that the Credit Parties’ Obligations under the Loan Documents in respect of the Erroneous Payment Subrogation Rights shall not be duplicative of such Obligations in respect of Loans that have been assigned to the Agent under an Erroneous Payment Deficiency Assignment) and (y) an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrowers or any other Credit Party; provided that this §14.18(e) shall not be interpreted to increase (or accelerate the due date for), or have the effect of increasing (or accelerating the due date for), the Obligations of the Borrowers relative to the amount (and/or timing for payment) of the Obligations that would have been payable had such Erroneous Payment not been made by the Agent; provided, further, that for the avoidance of doubt, immediately preceding clauses (x) and (y) shall not apply to the extent any such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Agent from the Borrowers for the purpose of making such Erroneous Payment.

(f)   To the extent permitted by Applicable Law, no Payment Recipient shall assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Agent for the return of any Erroneous Payment received, including without limitation, any defense based on “discharge for value” or any similar doctrine.

(g)   Each party’s obligations, agreements and waivers under this §14.18 shall survive the resignation or replacement of the Agent, any transfer of rights or obligations by, or the replacement of, a Lender, the termination of the Commitments and/or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Document.

§23.19  Certain ERISA Matters.

(a)   Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Agent and not, for the avoidance of doubt, to or for the benefit of the Borrowers, that at least one of the following is and will be true:

(i)   such Lender is not using Plan Assets with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments, or this Agreement,

(ii)   the transaction exemption set forth in one or more PTEs, such as PTE 84–14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95–60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90–1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91–38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96–23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement,

(iii)  (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84–14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84–14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84–14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement; or

(iv)  such other representation, warranty and covenant as may be agreed in writing between the Agent, in its sole discretion, and such Lender.

(b)  In addition, unless either (1) clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Agent and not, for the avoidance of doubt, to or for the benefit of the Borrowers, that the Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Agent under this Agreement, any Loan Document or any documents related hereto or thereto).

§24. EXPENSES. The Borrower agrees to pay (a) the reasonable out-of-pocket costs incurred by the Agent of producing and reproducing this Agreement, the other Loan Documents and the other agreements and instruments mentioned herein, (b) any recording, mortgage, documentary or intangibles taxes in connection with the Loan Documents, (c) all title insurance premiums, engineer’s fees incurred by the Agent, third party environmental reviews incurred by the Agent and the reasonable fees, expenses and disbursements of the outside counsel to the Agent and any local counsel to the Agent incurred in connection with the preparation, administration, or interpretation of the Loan Documents and other instruments mentioned herein, and amendments, modifications, approvals, consents or waivers hereto or hereunder, (d) all other reasonable out of pocket fees, expenses and disbursements of the Agent incurred by the Agent in connection with the preparation or interpretation of the Loan Documents and other instruments mentioned herein, the addition or substitution of additional Collateral or Pool Properties (in connection with each Loan and/or otherwise), the review of leases and Subordination, Attornment and Non-Disturbance Agreements, the making of each Loan hereunder, the issuance of Letters of Credit, and the third party out-of-pocket costs and expenses incurred in connection with the syndication of the Commitments pursuant to §18 hereof, and (e) without duplication, all out-of-pocket expenses (including reasonable attorneys’ fees and costs, and the fees and costs of appraisers, engineers, investment bankers or other experts retained by any Lender or the Agent) incurred by any Lender or the Agent in connection with (i) the enforcement of or preservation of rights under any of the Loan Documents against the Credit Parties or the administration thereof after the occurrence of a Default or Event of Default or in connection with the Loans made hereunder, including all such reasonable and documented out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans, and (ii) any litigation, proceeding or dispute whether arising hereunder or otherwise, in any way related to the Agent’s or any of the Lenders’ relationship with the Borrower (provided that any attorneys’ fees and costs pursuant to this clause (e) shall be limited to those incurred by the Agent and one other counsel with respect to the Lenders as a group), (f) all reasonable fees, expenses and disbursements of the Agent incurred in connection with UCC searches, UCC filings, title rundowns, title searches or mortgage recordings, (g) all reasonable out-of-pocket fees, expenses and disbursements (including reasonable attorneys’ fees and costs) which may be incurred by Agent in connection with the execution and delivery of this Agreement and the other Loan Documents (without duplication of any of the items listed above), and (h) all expenses relating to the use of Intralinks, SyndTrak or any other similar system for the dissemination and sharing of documents and information in connection with the Loans in accordance with the terms of this Agreement. The covenants of this §15 shall survive the repayment of the Loans and the termination of the obligations of the Lenders hereunder.

§25. INDEMNIFICATION . The Credit Parties, jointly and severally, agree to indemnify and hold harmless the Agent, the Lenders and the Arranger and each director, officer, employee, agent and Affiliate thereof and Person who controls the Agent or any Lender or the Arranger against any and all claims, actions and suits, whether groundless or otherwise, and from and against any and all liabilities, losses, damages and expenses of every nature and character arising out of or relating to any claim, action, suit or litigation arising out of this Agreement or any of the other Loan Documents or the transactions contemplated hereby and thereby including, without limitation, (a) any and all claims for brokerage, leasing, finders or similar fees which may be made relating to the Real Estate or the Loans by parties claiming by or through Borrower, (b) any condition of the Pool Properties or any other Real Estate, (c) any actual or proposed use by the Borrower of the proceeds of any of the Loans or Letters of Credit, (d) any actual or alleged infringement of any patent, copyright, trademark, service mark or similar right of the Credit Parties, (e) the Credit Parties entering into or performing this Agreement or any of the other Loan Documents, (f) any actual or alleged violation of any law, ordinance, code, order, rule, regulation, approval, consent, permit or license relating to the Pool Properties or any other Real Estate, (g) with respect to the Credit Parties and their respective properties and assets, the violation of any Environmental Law, the Release or threatened Release of any Hazardous Substances or any action, suit, proceeding or investigation brought or threatened with respect to any Hazardous Substances (including, but not limited to, claims with respect to wrongful death, personal injury, nuisance or damage to property), (h) any use of Intralinks, SyndTrak or any other system for the dissemination and sharing of documents and information, and (i) any actual or prospective claim, litigation, investigation, or proceeding relating to any of the foregoing, whether based in contract, tort or any other theory, whether brought by a third party or by the Borrower or by any other Credit Party, and regardless of whether any such Person is a party thereto, in each case including, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation, litigation or other proceeding; provided, however, that the Credit Parties shall not be obligated under this §16 or otherwise to indemnify any Person for liabilities arising from such Person’s own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and non-appealable judgment. In litigation, or the preparation therefor, the Lenders and the Agent shall be entitled to select a single law firm (together with such local counsel as the Agent may deem necessary) as their own counsel and, if reasonably required by the Lenders, one separate law firm to represent the Lenders, and, in addition to the foregoing indemnity, the Borrower agrees to pay promptly the reasonable fees and expenses of all such counsel. No person indemnified hereunder shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby. If, and to the extent that the obligations of the Credit Parties under this §16 are unenforceable for any reason, the Credit Parties hereby agree to make the maximum contribution to the payment in satisfaction of such obligations which is permissible under applicable law. The provisions of this §16 shall survive the repayment of the Loans and the termination of the obligations of the Lenders hereunder. The provisions of this §16 shall not apply with respect to Taxes other than any Taxes that represent losses, claims or damages, etc. arising from any non-Tax claim.

§26. SURVIVAL OF COVENANTS, ETC. All covenants, agreements, representations and warranties made herein, in the Notes, in any of the other Loan Documents or in any documents or other papers delivered by or on behalf of the Credit Parties or any of their respective Subsidiaries pursuant hereto or thereto shall be deemed to have been relied upon by the Lenders and the Agent, notwithstanding any investigation heretofore or hereafter made by any of them, and shall survive the making by the Lenders of any of the Loans, as herein contemplated, and shall continue in full force and effect so long as any amount due under this Agreement or the Notes or any of the other Loan Documents remains outstanding or any Letters of Credit remain outstanding or any Lender has any obligation to make any Loans or issue any Letters of Credit. The indemnification obligations of the Credit Parties provided herein and in the other Loan Documents shall survive the full repayment of amounts due and the termination of the obligations of the Lenders hereunder and thereunder to the extent provided herein and therein for a period of one year. All statements contained in any certificate delivered to any Lender or the Agent at any time by or on behalf of the Credit Parties or any of their respective Subsidiaries pursuant hereto or in connection with the transactions contemplated hereby shall constitute representations and warranties by such Person hereunder.

§27. ASSIGNMENT AND PARTICIPATION.

§27.1  Conditions to Assignment by Lenders. Except as provided herein, each Lender may assign to one or more Eligible Assignee all or a portion of its interests, rights and obligations under this Agreement (including all or a portion of its Applicable Percentage and Commitment ~~of any Class~~ and the same portion of the Loans ~~of such Class~~ at the time owing to it and the Notes ~~of such Class~~ held by it); provided that (a) the Agent and the Issuing Lender shall have each given its prior written consent to such assignment, which consent shall not be unreasonably withheld or delayed, (b) each such assignment shall be of a constant, and not a varying, percentage of all the assigning Lender’s rights and obligations under this Agreement with respect to the Revolving Credit Commitment in the event an interest in the Revolving Credit Loans is assigned, (c) the parties to such assignment shall execute and deliver to the Agent, for recording in the Register (as hereinafter defined) an Assignment and Acceptance Agreement in the form of Exhibit H annexed hereto, together with any Notes subject to such assignment, (d) in no event shall any assignment be to any Person controlling, controlled by or under common control with, or which is not otherwise free from influence or control by, any Credit Party, and (e) such assignee shall acquire an interest in the Loans of not less than $5,000,000 and integral multiples of $1,000,000 in excess thereof (or if less, the remaining Loans of the assignor), unless waived by the Agent, and so long as no Default or Event of Default exists hereunder, Borrower. Upon execution, delivery, acceptance and recording of such Assignment and Acceptance Agreement, (i) the assignee thereunder shall be a party hereto and all other Loan Documents executed by the Lenders and, to the extent provided in such Assignment and Acceptance Agreement, have the rights and obligations of a Lender hereunder, (ii) the assigning Lender shall, upon payment to the Agent of the registration fee referred to in §18.2, be released from its obligations under this Agreement arising after the effective date of such assignment with respect to the assigned portion of its interests, rights and obligations under this Agreement, and (iii) the Agent may unilaterally amend Schedule 1.1 to reflect such assignment. In connection with each assignment, the assignee shall represent and warrant to the Agent, the assignor and each other Lender as to whether such assignee is controlling, controlled by, under common control with or is not otherwise free from influence or control by, the Credit Parties.

§27.2  Register. The Agent shall maintain on behalf of the Borrower a copy of each assignment delivered to it and a register or similar list (the “Register”) for the recordation of the names and addresses of the Lenders and the Applicable Percentages of and principal amount of and interest on the Loans owing to the Lenders from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and the Lenders at any reasonable time and from time to time upon reasonable prior notice. Upon each such recordation, the assigning Lender agrees to pay to the Agent a registration fee in the sum of $3,500.

§27.3  New Notes. Upon its receipt of an Assignment and Acceptance Agreement executed by the parties to such assignment, together with each Note subject to such assignment, the Agent shall record the information contained therein in the Register. Within five (5) Business Days after receipt of notice of such assignment from Agent, the Borrower, at its own expense, shall execute and deliver to the Agent, in exchange for each surrendered Note, a new Note (if requested by the subject Lender) to the order of such assignee in an amount equal to the amount assigned to such assignee pursuant to such Assignment and Acceptance Agreement and, if the assigning Lender has retained some portion of its obligations hereunder, a new Note to the order of the assigning Lender in an amount equal to the amount retained by it hereunder. Such new Notes shall provide that they are replacements for the surrendered Notes, shall be in an aggregate principal amount equal to the aggregate principal amount of the surrendered Notes, shall be dated the effective date of such Assignment and Acceptance Agreement and shall otherwise be in substantially the form of the assigned Notes. The surrendered Notes shall be canceled and returned to the Borrower.

§27.4  Participations. Each Lender may sell participations to one or more Lenders or other entities in all or a portion of such Lender’s rights and obligations under this Agreement and the other Loan Documents; provided that (a) any such sale or participation shall not affect the rights and duties of the selling Lender hereunder, (b) such participation shall not entitle such participant to any rights or privileges under this Agreement or any Loan Documents, including without limitation, rights granted to the Lenders under §4.8, §4.9 and §4.10, (c) such participation shall not entitle the participant to the right to approve waivers, amendments or modifications, (d) such participant shall have no direct rights against the Borrower, (e) such participant shall be entitled to the benefits of §4.4(b)to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to §18.1, but shall not be entitled to receive any greater payment under §4.4(b) than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, (f) such sale is effected in accordance with all applicable laws, (g) such participant shall not be a Person controlling, controlled by or under common control with, or which is not otherwise free from influence or control by the Borrower and shall not be a Defaulting Lender or an Affiliate of a Defaulting Lender or a natural Person (or a holding company, investment vehicle or trust fund or owned and operated for the primary benefit of, a natural Person), and (h) unless an Event of Default is in existence, such participant is not a Competitor; provided, however, such Lender may agree with the participant that it will not, without the consent of the participant, agree to (i) increase, or extend the term or extend the time or waive any requirement for the reduction or termination of, such Lender’s Commitment, (ii) extend the date fixed for the payment of principal of or interest on the Loans or portions thereof owing to such Lender (other than pursuant to an extension of the Revolving Credit Maturity Date pursuant to §2.13), (iii) reduce the amount of any such payment of principal, (iv) reduce the rate at which interest is payable thereon or (v) release Borrower or Guarantor (except as otherwise permitted under §~~5.3~~5.3 or §~~5.5~~5.5 . Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that, in the case of a Participant asserting any right of set-off pursuant to §13, no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, Agent (in its capacity as Agent) shall have no responsibility for maintaining a Participant Register.

§27.5  Pledge by Lender. Any Lender may at any time pledge all or any portion of its interest and rights under this Agreement (including all or any portion of its Note) to any of the twelve Federal Reserve Banks organized under §4 of the Federal Reserve Act, 12 U.S.C. §341 or any other central banking authority, or to such other Person as the Agent elects and so long as no Default or Event of Default has occurred and is continuing, the Borrower may approve the identity of such other Person. No such pledge or the enforcement thereof shall release the pledgor Lender from its obligations hereunder or under any of the other Loan Documents.

§27.6  No Assignment by Credit Parties. The Credit Parties shall not assign or transfer any of their rights or obligations under this Agreement without the prior written consent of each of the Lenders.

§27.7  Disclosure. Borrower agrees to promptly and reasonably cooperate with any Lender in connection with any proposed assignment or participation of all or any portion of its Commitment. The Borrower agrees that, in addition to disclosures made in accordance with standard banking practices, any Lender may disclose information obtained by such Lender pursuant to this Agreement to assignees or participants and potential assignees or participants hereunder, but in all events subject to the terms hereof. Each Lender agrees for itself that it shall use reasonable efforts in accordance with its customary procedures to hold confidential all non-public information obtained from Credit Parties that has been identified in writing as confidential by any of them, and shall use reasonable efforts in accordance with its customary procedures to not disclose such information to any other Person, it being understood and agreed that, notwithstanding the foregoing, a Lender may make (a) disclosures to its participants (provided such Persons are advised of the provisions of this §18.7, and agree to destroy or return all confidential information if it does not become an assignee or participant), (b) disclosures to its directors, officers, employees, Affiliates, accountants, appraisers, legal counsel and other professional advisors of such Lender (provided that such Persons who are not employees of such Lender are advised of the provision of this §18.7), (c), disclosures customarily provided or reasonably required by any potential or actual bona fide assignee, transferee or participant or their respective directors, officers, employees, Affiliates, accountants, appraisers, legal counsel and other professional advisors in connection with a potential or actual assignment or transfer by such Lender of any Loans or any participations therein (provided such Persons are advised of the provisions of this §18.7), (d) disclosures to bank regulatory authorities or self-regulatory bodies with jurisdiction over such Lender, or (e) disclosures required or requested by any other governmental authority or representative thereof or pursuant to legal process; provided that, unless specifically prohibited by applicable law or court order, each Lender shall notify Borrower of any request by any governmental authority or representative thereof prior to disclosure (other than any such request in connection with any examination of such Lender by such government authority) for disclosure of any such non-public information prior to disclosure of such information and provide (if permitted under applicable Legal Requirements) Borrower a reasonable opportunity to challenge the disclosure or require that such disclosure be made under seal. In addition, each Lender may make disclosure of such information to any contractual counterparty in swap agreements or such contractual counterparty’s professional advisors (so long as such contractual counterparty or professional advisors agree to be bound by the provisions of this §18.7). In addition, the Agent and the Lenders may disclose the existence of this Agreement and information about this Agreement to market data collectors, similar service providers to the lending industry and service providers to the Agent and the Lenders in connection with the administration of this Agreement, the other Loan Documents, and the Commitments. Non-public information shall not include any information which is or subsequently becomes publicly available other than as a result of a disclosure of such information by a Lender, or prior to the delivery to such Lender is within the possession of such Lender if such information is not known by such Lender to be subject to another confidentiality agreement with or other obligations of secrecy to the Borrower, or is disclosed with the prior approval of Borrower. Nothing herein shall prohibit the disclosure of non-public information to the extent necessary to enforce the Loan Documents.

§27.8  Titled Agents. The Titled Agents shall not have any additional rights or obligations under the Loan Documents, except for those rights, if any, as a Lender.

§27.9  Amendments to Loan Documents. Upon any such assignment or participation, the Borrower shall, upon the request of the Agent, enter into such documents as may be reasonably required by the Agent to modify the Loan Documents to reflect such assignment or participation.

§28. NOTICES.

(a)  Each notice, demand, election or request provided for or permitted to be given pursuant to this Agreement (hereinafter in this §19 referred to as “Notice”) must be in writing and shall be deemed to have been properly given or served by personal delivery or by sending same by overnight courier or by depositing same in the United States Mail, postpaid and registered or certified, return receipt requested, and addressed to the parties at the address set forth on Schedule 19.

Each Notice shall be effective upon being personally delivered or upon being sent by overnight courier or upon being deposited in the United States Mail as aforesaid. The time period in which a response to such Notice must be given or any action taken with respect thereto (if any), however, shall commence to run from the date of receipt if personally delivered or sent by overnight courier, or if so deposited in the United States Mail, the earlier of three (3) Business Days following such deposit or the date of receipt as disclosed on the return receipt. Rejection or other refusal to accept or the inability to deliver because of changed address for which no notice was given shall be deemed to be receipt of the Notice sent. By giving at least fifteen (15) days prior Notice thereof, Borrower, a Lender or Agent shall have the right from time to time and at any time during the term of this Agreement to change their respective addresses and each shall have the right to specify as its address any other address within the United States of America.

(b)  Loan Documents and Notices under the Loan Documents may, with Agent’s approval, be transmitted and/or signed by facsimile and by signatures delivered in “PDF” format by electronic mail. The effectiveness of any such documents and signatures shall, subject to Applicable Law, have the same force and effect as an original copy with manual signatures and shall be binding on the Borrower, the Guarantor, Agent and Lenders. Agent may also require that any such documents and signature delivered by facsimile or “PDF” format by electronic mail be confirmed by a manually-signed original thereof; provided, however, that the failure to request or deliver any such manually-signed original shall not affect the effectiveness of any facsimile or “PDF” document or signature.

(c)  Notices and other communications to the Agent and the Lenders hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Agent, provided that the foregoing shall not apply to notices to any Lender pursuant to §2 if such Lender has notified the Agent that it is incapable of receiving Notices under such Section by electronic communication. The Agent or the Borrower may, in its discretion, agree to accept Notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications. Unless the Agent otherwise prescribes, (i) Notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), and (ii) Notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient, at its e-mail address as described in the foregoing clause (i), of notification that such Notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii) above, if such Notice, e-mail or other communication is not sent during the normal business hours of the recipient, such Notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient.

§29. RELATIONSHIP. Neither the Agent nor any Lender has any fiduciary relationship with or fiduciary duty to the Borrower, any other Credit Party, or their respective Subsidiaries arising out of or in connection with this Agreement or the other Loan Documents or the transactions contemplated hereunder and thereunder, and the relationship between each Lender and Agent, and the Borrower is solely that of a lender and borrower, and nothing contained herein or in any of the other Loan Documents shall in any manner be construed as making the parties hereto partners, joint venturers or any other relationship other than lender and borrower.

§30. GOVERNING LAW; CONSENT TO JURISDICTION AND SERVICE. THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, INCLUDING, WITHOUT LIMITATION, NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401. THE CREDIT PARTIES, THE AGENT AND THE LENDERS AGREE THAT ANY SUIT FOR THE ENFORCEMENT OF THIS AGREEMENT MAY BE BROUGHT IN ANY COURT OF COMPETENT JURISDICTION IN THE STATE OF NEW YORK (INCLUDING ANY FEDERAL COURT SITTING THEREIN). THE CREDIT PARTIES, THE AGENT AND THE LENDERS FURTHER ACCEPT, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF SUCH COURTS AND ANY RELATED APPELLATE COURT AND IRREVOCABLY (i) AGREE TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY WITH RESPECT TO THIS AGREEMENT AND (ii) WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION ANY OF THEM MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH A COURT IS AN INCONVENIENT FORUM. IN ADDITION TO THE COURTS OF THE STATE OF NEW YORK OR ANY FEDERAL COURT SITTING THEREIN, THE AGENT OR ANY LENDER MAY BRING ACTION(S) FOR ENFORCEMENT ON A NONEXCLUSIVE BASIS WHERE ANY COLLATERAL OR ASSETS OF ANY CREDIT PARTY, EXIST AND THE CREDIT PARTIES, CONSENT TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURTS AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON ANY SUCH PERSON BY MAIL AT THE ADDRESS SPECIFIED IN SECTION 19 HEREOF. THE CREDIT PARTIES, EXPRESSLY ACKNOWLEDGE AND AGREE THAT THE FOREGOING CHOICE OF NEW YORK LAW WAS A MATERIAL INDUCEMENT TO THE AGENT AND THE LENDERS IN ENTERING INTO THIS AGREEMENT AND IN MAKING THE LOANS HEREUNDER.

§31. HEADINGS. The captions in this Agreement are for convenience of reference only and shall not define or limit the provisions hereof.

§32. COUNTERPARTS. This Agreement and any amendment hereof may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving this Agreement it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

§33. ENTIRE AGREEMENT, ETC. This Agreement and the Loan Documents are intended by the parties as the final, complete and exclusive statement of the transactions evidenced by this Agreement and the Loan Documents. All prior or contemporaneous promises, agreements and understandings, whether oral or written, are deemed to be superseded by this Agreement and the Loan Documents, and no party is relying on any promise, agreement or understanding not set forth in this Agreement and the Loan

Documents. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated, except as provided in §27.

§34. WAIVER OF JURY TRIAL AND CERTAIN DAMAGE CLAIMS. EACH OF THE CREDIT PARTIES, THE AGENT AND THE LENDERS HEREBY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY NOTE OR ANY OF THE OTHER LOAN DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS. EACH PARTY HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES AND TO THE EXTENT PERMITTED BY APPLICABLE LAW, PUNITIVE OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. EACH PARTY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS TO WHICH THEY ARE PARTIES BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS CONTAINED IN THIS §25. EACH PARTY ACKNOWLEDGES THAT IT HAS HAD AN OPPORTUNITY TO REVIEW THIS §25 WITH LEGAL COUNSEL AND THAT EACH PARTY AGREES TO THE FOREGOING AS ITS FREE, KNOWING AND VOLUNTARY ACT.

§35. DEALINGS WITH THE BORROWER. The Agent, the Lenders and their affiliates may accept deposits from, extend credit to, invest in, act as trustee under indentures of, serve as financial advisor of, and generally engage in any kind of banking, trust or other business with the Borrower and its respective Subsidiaries or any of their Affiliates regardless of the capacity of the Agent or the Lender hereunder. The Lenders acknowledge that, pursuant to such activities, KeyBank or its Affiliates may receive information regarding such Persons (including information that may be subject to confidentiality obligations in favor of such Person) and acknowledge that the Agent shall be under no obligation to provide such information to them. The Borrower acknowledges, on behalf of itself and its Affiliates, that the Agent and each of the Lenders and their respective Affiliates may be providing debt financing, equity capital or other services (including financial advisory services) in which the Borrower and its Affiliates may have conflicting interests regarding the transactions described herein and otherwise. Neither the Agent nor any Lender will use confidential information described in §18.7 obtained from the Borrower by virtue of the transactions contemplated hereby or its other relationships with such Borrower and its Affiliates in connection with the performance by the Agent or such Lender or their respective Affiliates of services for other companies, and neither the Agent nor any Lender nor their Affiliates will furnish any such information to other companies. The Borrower, on behalf of itself and its Affiliates, also acknowledges that neither the Agent nor any Lender has any obligation to use in connection with the transactions contemplated hereby, or to furnish to the Borrower, confidential information obtained from other companies. The Borrower, on behalf of itself and its Affiliates, further acknowledges that one or more of the Agent and Lenders and their respective Affiliates may be a full service securities firm and may from time to time effect transactions, for its own or its Affiliates’ account or the account of customers, and hold positions in loans, securities or options on loans or securities of such Borrower and its Affiliates.

§36. CONSENTS, AMENDMENTS, WAIVERS, ETC.

§36.1  Amendments Generally. Except as otherwise expressly provided in this Agreement, any consent or approval required or permitted by this Agreement may be given, and any material term of this Agreement or of any other instrument related hereto or mentioned herein may be amended, and the performance or observance by the Credit Parties of any terms of this Agreement or such other instrument or the continuance of any Default or Event of Default may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent of the Majority Lenders and, with respect to any amendment of any term of this Agreement or of any other instrument related hereto or mentioned herein, the Borrower or the other Credit Parties, as the case may be. ~~Subject to the immediately following subsection 27.2, any term of this Agreement or of any other Loan Document relating to the rights or obligations of the Lenders of a particular Class, and not Lenders of any other Class, may be amended, and the performance or observance by the Borrower or any other Credit Party or Subsidiary of any such terms may be waived (either generally or in a particular instance and either retroactively or prospectively) with, and only with, the written consent of the Majority Class Lenders for such Class of Lenders (and, in the case of an amendment to any Loan Document, the written consent of the Borrower).~~

§36.2  Additional Lender Consents. Notwithstanding the foregoing, none of the following may occur without the written consent of each Lender adversely affected thereby: (a) a reduction in the rate of interest on the Notes (other than a reduction or waiver of default interest); (b) an increase in the amount of the Commitments of the Lenders (except as provided ~~in §2.12 or~~ §18.1); (c) a forgiveness, reduction or waiver of the principal of any unpaid Loan or any interest thereon or fee payable under the Loan Documents; (d) a change in the amount or date fixed for any payment of any fee payable to a Lender hereunder; (e) the postponement of any date fixed for any payment of principal of or interest on the Loan; (f) an extension of any applicable Maturity Date ~~of any Class of Loans~~ (except an extension of the Revolving Credit Maturity Date as provided in §2.13); (g) a change in the manner of distribution of any payments to the Lenders or the Agent; (h) the release of any Credit Party or any Collateral, except as otherwise provided in §~~5.3~~5.3 or §~~5.5~~5.5; (i) an amendment of the definition of Majority Lenders, Required Lenders or of any requirement for consent by all of the Lenders; (j) ~~an amendment to the definition of the term “Majority Class Lenders” as it relates to a Class of Lenders or modification in any other manner the number or percentage of a Class of Lenders required to make any determinations or waive any rights hereunder or to modify any provision hereof, in each case, solely with respect to such Class of Lenders, without the written consent of all of the Lenders in such Class~~[reserved]; (k) any modification to require a Lender to fund a pro rata share of a request for an advance of a Loan ~~of any Class~~ made by the Borrower other than based on its Applicable Percentage ~~of such Class~~; (l) ~~while any Term Loans remain outstanding~~ (A) amend, modify or waive any provision of this Agreement if the effect of such amendment, modification or waiver is to require the Revolving Credit Lenders to make Revolving Credit Loans when such Lenders would not otherwise be required to do so, (B) change the amount of the Swing Loan Commitment, or (C) change the amount of the Letter of Credit Sublimit, in each case, without the written consent of the ~~Revolving Credit Lenders constituting the~~ Majority ~~Class Lenders of the Revolving Credit~~ Lenders; (m) an amendment to the definition of Applicable Percentage~~,~~ or Revolving Credit ~~Commitment Percentage, or Term Loan~~ Commitment Percentage, (n) an amendment to this §27; (l) an amendment of any provision of this Agreement or the Loan Documents which requires the approval of all of the Lenders, the Majority Lenders or the Required Lenders to require a lesser number of Lenders to approve such action; (m) any change in the definition of Eligible Real Estate or Borrowing Base Availability or any constituent definitions related thereto; or (n) any change in criteria for the admission of any Real Estate as a Pool Property.

§36.3  Amendment of Agent’s Duties, Etc. There shall be no amendment, modification or waiver of §14 or any other provision in the Loan Documents that affects the rights or duties of the Agent under this Agreement or any of the other Loan Documents without the written consent of the Agent. There shall be no amendment, modification or waiver of any provision in the Loan Documents with respect to Swing

Loans without the consent of the Swing Loan Lender, nor any amendment, modification or waiver of any provision in the Loan Documents with respect to Letters of Credit without the consent of the Issuing Lender. No waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon. No course of dealing or delay or omission on the part of the Agent or any Lender in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto.

§36.4  Defaulting Lender Votes. Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders), except that (x) the Commitment of any Defaulting Lender may not be increased or extended without the consent of such Lender and (y) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender that by its terms affects any Defaulting Lender more adversely than other affected Lenders shall require the consent of such Defaulting Lender.

§36.5  Technical Amendments. Notwithstanding anything to the contrary in this Agreement, including this §27, this Agreement may be amended by the Borrowers and Agent to provide for any ~~Commitment Increase in the manner contemplated by §2.12 and the~~ extension of the Revolving Credit Maturity Date as provided in §2.13. Notwithstanding anything to the contrary in this §27, if the Agent and the Borrower have jointly identified an ambiguity, omission, mistake or defect in any provision of this Agreement or an inconsistency between provisions of this Agreement, the Agent and the Borrower shall be permitted to amend such provision or provisions to cure such ambiguity, omission, mistake, defect or inconsistency so long as to do so would not materially adversely affect the interests of the Lenders and the Issuing Lender. Any such amendment shall become effective without any further action or consent of any of other party to this Agreement. The Agent shall provide a copy of each such amendment to the Lenders promptly after execution thereof.

§37. SEVERABILITY. The provisions of this Agreement are severable, and if any one clause or provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

§38. TIME OF THE ESSENCE. Time is of the essence with respect to each and every covenant, agreement and obligation under this Agreement and the other Loan Documents.

§39. NO UNWRITTEN AGREEMENTS. THE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. ANY ADDITIONAL TERMS OF THE AGREEMENT BETWEEN THE PARTIES ARE SET FORTH BELOW.

§40. REPLACEMENT NOTES. Upon receipt of evidence reasonably satisfactory to Borrower of the loss, theft, destruction or mutilation of any Note, and in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory to Borrower or, in the case of any such mutilation, upon surrender and cancellation of the applicable Note, Borrower will execute and deliver, in lieu thereof, a replacement Note, identical in form and substance to the applicable Note and dated as of the date of the applicable Note and upon such execution and delivery all references in the Loan Documents to such Note shall be deemed to refer to such replacement Note.

§41. NO THIRD PARTIES BENEFITED. This Agreement and the other Loan Documents are made and entered into for the sole protection and legal benefit of the Credit Parties, the Lenders, the Agent, the Lender Hedge Provider, and their permitted successors and assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or any of the other Loan Documents. All conditions to the performance of the obligations of the Agent and the Lenders under this Agreement, including the obligation to make Loans and issue Letters of Credit, are imposed solely and exclusively for the benefit of the Agent and the Lenders, and their permitted successors and assigns, and no other Person shall have standing to require satisfaction of such conditions in accordance with their terms or be entitled to assume that the Agent and the Lenders will refuse to make Loans or issue Letters of Credit in the absence of strict compliance with any or all thereof and no other Person shall, under any circumstances, be deemed to be a beneficiary of such conditions, any and all of which may be freely waived in whole or in part by the Agent and the Lenders at any time if in their sole discretion they deem it desirable to do so. In particular, the Agent and the Lenders make no representations and assume no obligations as to third parties concerning the quality of the construction by the Borrower or any of its Subsidiaries of any development or the absence therefrom of defects.

§42. PATRIOT ACT. Each Lender and the Agent (for itself and not on behalf of any Lender) hereby notifies Borrower that, (a) pursuant to the requirements of the Patriot Act, it is required to obtain, verify and record information that identifies each Credit Party, which information includes names and addresses and other information that will allow such Lender or the Agent, as applicable, to identify the Credit Parties in accordance with the Patriot Act, and (b) pursuant to the Beneficial Ownership Regulation, it is required, with respect to a Borrower that qualifies a “legal entity customer” under the Beneficial Ownership Regulation, to obtain a Beneficial Ownership Certification in connection with the execution and delivery of this Agreement.

§43. ACKNOWLEDGEMENT AND CONSENT TO BAIL-IN OF AFFECTED FINANCIAL INSTITUTIONS.

Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)  the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and

(b)  the effects of any Bail-In Action on any such liability, including, if applicable:

(i)  a reduction in full or in part or cancellation of any such liability;

(ii)  a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority.

§44. JOINT AND SEVERAL LIABILITY. Each of the Credit Parties covenants and agrees that it is obligated to repay the Obligations and Hedge Obligations (provided that the Hedge Obligations shall not include any Excluded Swap Obligations) as joint and several obligors under this Agreement and each applicable Derivatives Contract and that each and every covenant and obligation of any Credit Party hereunder and under the other Loan Documents shall be the joint and several obligations of each Credit Party.

§45. ADDITIONAL AGREEMENTS CONCERNING OBLIGATIONS OF THE CREDIT PARTIES.

§45.1  Attorney-in-Fact. For the purpose of implementing the joint borrower provisions of the Loan Documents, the Credit Parties hereby irrevocably appoint Borrower as their agent and attorney-in-fact for all purposes of the Loan Documents, including the giving and receiving of notices and other communications.

§45.2  Accommodation. It is understood and agreed that the handling of this credit facility on a joint borrowing basis as set forth in this Agreement is solely as an accommodation to the Borrower and at its request. Accordingly, the Agent and the Lenders are entitled to rely, and shall be exonerated from any liability for relying upon, any Loan Request or any other request or communication made by a purported officer of Borrower without the need for any consent or other authorization of any other Borrower and upon any information or certificate provided on behalf of Borrower by a purported officer of such Borrower, and any such request or other action shall be fully binding on Borrower as if made by it.

§45.3  Waiver of Automatic or Supplemental Stay. Each of the Credit Parties represents, warrants and covenants to the Lenders and Agent that in the event of the filing of any voluntary or involuntary petition in bankruptcy by or against the other of the Credit Parties at any time following the execution and delivery of this Agreement, none of the Credit Parties shall seek a supplemental stay or any other relief, whether injunctive or otherwise, pursuant to Section 105 of the Bankruptcy Code or any other provision of the Bankruptcy Code, to stay, interdict, condition, reduce or inhibit the ability of the Lenders or Agent to enforce any rights it has by virtue of this Agreement, the Loan Documents, or at law or in equity, or any other rights the Lenders or Agent has, whether now or hereafter acquired, against the other Credit Parties or against any property owned by such other Credit Parties.

§45.4  Waiver of Defenses. To the extent permitted by applicable law, each of the Credit Parties hereby waives and agrees not to assert or take advantage of any defense based upon:

(a)  Any right to require Agent or the Lenders to proceed against the Credit Parties or any other Person or to proceed against or exhaust any security held by Agent or the Lenders at any time or to pursue any other remedy in Agent’s or any Lender’s power or under any other agreement before proceeding against a Credit Party hereunder or under any other Loan Document;

(b)  The defense of the statute of limitations in any action hereunder or the payment or performance of any of the Obligations;

(c)  Any defense that may arise by reason of the incapacity, lack of authority, death or disability of any other Person or Persons or the failure of Agent or any Lender to file or enforce a claim against the estate (in administration, bankruptcy or any other proceeding) of any other Person or Persons;

(d)  Any failure on the part of Agent or any Lender to ascertain the extent or nature of any assets of the Credit Parties or insurance or other rights with respect thereto, or the liability of any party liable under the Loan Documents or the obligations evidenced or secured thereby;

(e)  Demand, presentment for payment, notice of nonpayment, protest, notice of protest and all other notices of any kind (except for such notices as are specifically required to be provided to Credit Parties pursuant to the Loan Documents), or the lack of any thereof, including, without limiting the generality of the foregoing, notice of the existence, creation or incurring of any new or additional indebtedness or obligation or of any action or non-action on the part of any Credit Party, Agent, any Lender, any endorser or creditor of Borrower or the Guarantors or on the part of any other Person whomsoever under this or any other instrument in connection with any obligation or evidence of indebtedness held by Agent or any Lender;

(f)   Any defense based upon an election of remedies by Agent or any Lender, including any election to proceed by judicial or nonjudicial foreclosure of any security, whether real property or personal property security, or by deed in lieu thereof, and whether or not every aspect of any foreclosure sale is commercially reasonable, or any election of remedies, including remedies relating to real property or personal property security, which destroys or otherwise impairs the subrogation rights of Borrower or a Guarantor or the rights of Borrower or a Guarantor to proceed against the Borrower or the other Guarantors for reimbursement, or both;

(g)  Any right or claim of right to cause a marshaling of the assets of Borrower;

(h)  Any principle or provision of law, statutory or otherwise, which is or might be in conflict with the terms and provisions of this Agreement;

(i)   Any duty on the part of Agent or any Lender to disclose to the Credit Parties any facts Agent or any Lender may now or hereafter know about the Credit Parties or their properties, regardless of whether Agent or any Lender has reason to believe that any such facts materially increase the risk beyond that which each Credit Party intends to assume or has reason to believe that such facts are unknown to the Credit Parties or has a reasonable opportunity to communicate such facts to Borrower, it being understood and agreed that each Credit Party is fully responsible for being and keeping informed of the financial condition of the other Credit Parties, of the condition of the Pool Properties and of any and all circumstances bearing on the risk that liability may be incurred by the Credit Parties hereunder and under the other Loan Documents;

(j)   Any inaccuracy of any representation made by or on behalf of any Credit Party contained in any Loan Document;

(k)   Subject to compliance with the provisions of this Agreement, any sale or assignment of the Loan Documents, or any interest therein;

(l)    Subject to compliance with the provisions of this Agreement, any sale or assignment by a Credit Party or any other Person of any assets, or any portion thereof or interest therein, not consented to by Agent or any Lender;

(m)   Any invalidity, irregularity or unenforceability, in whole or in part, of any one or more of the Loan Documents;

(n)   Any deficiencies in the ability of Agent or any Lender to collect or to obtain performance from any Persons now or hereafter liable for the payment and performance of any obligation hereby guaranteed;

(o)   An assertion or claim that the automatic stay provided by 11 U.S.C. §362 (arising upon the voluntary or involuntary bankruptcy proceeding of the other Credit Parties) or any other stay provided under any other Debtor Relief Laws (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, shall operate or be interpreted to stay, interdict, condition, reduce or inhibit the ability of Agent or any Lender to enforce any of its rights, whether now or hereafter required, which Agent or any Lender may have against any Credit Party;

(p)   Any modifications of the Loan Documents or any obligation of a Credit Party relating to the Loan by operation of law or by action of any court, whether pursuant to the Bankruptcy Code, or any other Debtor Relief Law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, or otherwise;

(q)   Any release of a Credit Party or of any other Person from performance or observance of any of the agreements, covenants, terms or conditions contained in any of the Loan Documents by operation of law, Agent’s or the Lenders’ voluntary act or otherwise;

(r)    Any action, occurrence, event or matter consented to by the Credit Parties under any provision hereof, or otherwise;

(s)   The dissolution or termination of existence of any Credit Party;

(t)    Subject to compliance with the provisions of this Agreement, any renewal, extension, modification, amendment or another changes in the Obligations, including but not limited to any material alteration of the terms of payment or performance of the Obligations;

(u)    Any defense of the Credit Parties, other than that of prior performance, including without limitation, the invalidity, illegality or unenforceability of any of the Obligations;

(v)    To the fullest extent permitted by law, any other legal, equitable or surety defenses whatsoever to which the Credit Parties might otherwise be entitled, it being the intention that the obligations of the Credit Parties hereunder are absolute, unconditional and irrevocable; or

(w)   Subject to compliance with the provisions of this Agreement, any lack of notice of disposition or manner of disposition of any security for the Obligations except for notices required by law.

§45.5  Waiver. Each of the Credit Parties waives, to the fullest extent that each may lawfully so do, the benefit of all appraisement, valuation, stay, extension, homestead, exemption and redemption laws which such Person may claim or seek to take advantage of in order to prevent or hinder the enforcement of any of the Loan Documents or the exercise by Lenders or Agent of any of their respective remedies under the Loan Documents and, to the fullest extent that the Credit Parties may lawfully so do, such Person waives any and all right to have the assets comprised in the security intended to be created by the Security Documents (including, without limitation, those assets owned by the other of the Credit Parties) marshaled upon any foreclosure of the lien created by such Security Documents. Each of the Credit Parties further agrees that the Lenders and Agent shall be entitled to exercise their respective rights and remedies under the Loan Documents or at law or in equity in such order as they may elect. Without limiting the foregoing, each of the Credit Parties further agrees that upon the occurrence of an Event of Default, the Lenders and Agent may exercise any of such rights and remedies without notice to either the Credit Parties except as required by law or the Loan Documents and agrees that neither the Lenders nor Agent shall be required to proceed against the other of the Credit Parties or any other Person or to proceed against or to exhaust any other security held by the Lenders or Agent at any time or to pursue any other remedy in Lender’s or Agent’s power or under any of the Loan Documents before proceeding against a Credit Party or its assets under the Loan Document.

§45.6  Subordination. So long as any Commitments have not been terminated or any Loans or Letters of Credit are outstanding, each of the Credit Parties hereby expressly defers and agrees (a) not to assert any right of contribution from or indemnity against the other, whether at law or in equity, arising from any payments made by such Person pursuant to the terms of this Agreement or the Loan Documents, and (b) not to proceed against the other for reimbursement of any such payments. In connection with the foregoing, each of the Credit Parties expressly defers and agrees not to assert or take advantage of (i) any rights of subrogation to the Lenders or Agent against the other of the Credit Parties, (ii) any rights to enforce any remedy which the Lenders or Agent may have against the other of the Credit Parties and any rights to participate in any assets of the other Credit Parties. In addition to and without in any way limiting the foregoing, each of the Credit Parties hereby subordinates any and all indebtedness it may now or hereafter owe to such other Credit Parties to all indebtedness of the Credit Parties to the Lenders and Agent, and agrees with the Lenders and Agent that neither of the Credit Parties shall claim any offset or other reduction of such Credit Party’s obligations hereunder because of any such indebtedness and shall not take any action to obtain any of the assets of the other Credit Parties so long as the Loans are outstanding.

§45.7  Waiver of Rights Under Anti-Deficiency Rules. Without limiting any other provision of this §36, each Credit Party understands and acknowledges that, if the Agent forecloses judicially or nonjudicially against any real property that may be security for the Obligations, such foreclosure could impair or destroy any right or ability that such Credit Party may have to seek reimbursement, contribution, or indemnification for any amounts paid by such Credit Party under this Agreement. Each Credit Party further understands and acknowledges that in the absence of this waiver such potential impairment or destruction of such Credit Party’s rights, if any, may entitle such Credit Party to assert a defense to this Agreement based on California Code of Civil Procedure §580d as interpreted in Union Bank v. Gradsky, (1968) 265 CA 2d 40, 71 CR 64, on the grounds, among others, that the Agent or the Lenders should be estopped from pursuing such Credit Party because their election to foreclose may have impaired or destroyed such subrogation, reimbursement, contribution, or indemnification rights of such Credit Party. By execution of this Agreement, each Credit Party intentionally, freely, irrevocably, and unconditionally: (i) waives and relinquishes that defense and agrees that such Credit Party will be liable under this Agreement even though the Agent has foreclosed judicially or nonjudicially against any real or personal property that is security for the Obligations; (ii) agrees that such Credit Party will not assert that defense in any action or proceeding which the Agent or the Lenders may bring to enforce this Agreement; and (iii) acknowledges and agrees that until the Obligations have been indefeasibly paid in full, the rights and defenses waived by such Credit Party in this Agreement include any right or defense that such Borrower may have or be entitled to assert based on or arising out of California Civil Code §2848, to the extent now or hereafter applicable.

§45.8  Further Waivers. Each Credit Party intentionally, freely, irrevocably and unconditionally waives and relinquishes all rights which may be available to it under any provision of California law or under any California judicial decision, including, without limitation, Section 580a and 726(b) of the California Code of Civil Procedure, to limit the amount of any deficiency judgment or other judgment which may be obtained against such Credit Party under this Agreement to not more than the amount by which the unpaid Obligations exceeds the fair market value or fair value of any real or personal property of such Credit Party securing the Obligations, including, without limitation, all rights to an appraisement of, judicial or other hearing on, or other determination of the value of said property. Each Credit Party acknowledges and agrees that, as a result of the foregoing waiver, the Agent or the Lenders may recover from such Credit Party an amount which, when combined with the value of any real or personal property foreclosed upon by the Agent (or the proceeds of the sale of which have been received by the Agent and the Lenders) and any sums collected by the Agent and the Lenders from any other Credit Party, the other guarantors or other Persons, might temporarily exceed the amount of the Obligations.

§46. ACKNOWLEDGMENT OF BENEFITS; EFFECT OF AVOIDANCE PROVISIONS.

(a)  Without limiting any other provision of §36, each Credit Party acknowledges that it has received, or will receive, significant financial and other benefits, either directly or indirectly, from the proceeds of the Loans made by the Lenders to the Borrowers pursuant to this Agreement; that the benefits received by such Credit Party are reasonably equivalent consideration for such Credit Party’s execution of this Agreement and the other Loan Documents to which it is a party; and that such benefits include, without limitation, the access to capital afforded to the Borrowers pursuant to this Agreement from which the activities of such Credit Party will be supported, the refinancing of certain existing indebtedness of such Credit Party secured by such Credit Party’s Real Estate from the proceeds of the Loans, and the ability to refinance that indebtedness at a lower interest rate and otherwise on more favorable terms than would be available to it if the Real Estate owned by such Credit Party were being financed on a stand-alone basis and not as part of a pool of assets comprising the security for the Obligations. Each Credit Party is executing this Agreement and the other Loan Documents in consideration of those benefits received by it and each Credit Party desires to enter into an allocation and contribution agreement with each other Credit Party as set forth in this §37 and agrees to subordinate and subrogate any rights or claims it may have against other Credit Parties as and to the extent set forth in §36.

(b)  Following an Event of Default, in the event any one or more Credit Parties (any such Credit Party, a “Funding Credit Party”) is deemed to have paid an amount in excess of the principal amount attributable to it (such principal amount, the “Allocable Principal Balance”) (any deemed payment in excess of the applicable Allocable Principal Balance, a “Contribution”) as a result of (a) such Funding Credit Party’s payment of and/or performance on the Obligations or Hedge Obligations and/or (b) Agent’s and/or any Lender’s realization on any assets owned, directly or indirectly, by such Funding Credit Party (whether by foreclosure, deed in lieu of foreclosure, private sale or other means), then after payment in full of the Loans and the satisfaction of all of the Credit Parties’ other Obligations under the Loan Documents or the Hedge Obligations, such Funding Credit Party shall be entitled to contribution from each benefited Credit Party for the amount of the Contribution so benefited (any such contribution, a “Reimbursement Contribution”), up to such benefited Credit Party’s then current Allocable Principal Balance. Any Reimbursement Contributions required to be made hereunder shall, subject to §36, be made within ten (10) days after demand therefor.

(c)  If a Credit Party (a “Defaulting Credit Party”) shall have failed to make a Reimbursement Contribution as hereinabove provided, after the later to occur of (a) payment of the Loan in full and the satisfaction of all of all the Credit Parties’ other obligations to Lenders or (b) the date which is 366 days after the payment in full of the Loans, the Funding Credit Party to whom such Reimbursement Contribution is owed shall be subrogated to the rights of Lenders against such Defaulting Credit Party, including the right to receive a portion of such Defaulting Credit Party’s assets in an amount equal to the Reimbursement Contribution payment required hereunder that such Defaulting Credit Party failed to make; provided, however, if Agent returns any payments in connection with a bankruptcy of a Credit Party, all other Credit Parties shall jointly and severally pay to Agent and Lenders all such amounts returned, together with interest at the Default Rate accruing from and after the date on which such amounts were returned.

(d)  In the event that at any time there exists more than one Funding Credit Party with respect to any Contribution (in any such case, the “Applicable Contribution”), then Reimbursement Contributions from Defaulting Credit Parties pursuant hereto shall be equitably allocated among such Funding Credit Parties. In the event that at any time any Credit Party pays an amount hereunder in excess of the amount calculated pursuant to this paragraph, that Credit Party shall be deemed to be a Funding Credit Party to the extent of such excess and shall be entitled to a Reimbursement Contribution from the other Credit Parties in accordance with the provisions of this §37.

(e)  It is the intent of each Credit Party, the Agent and the Lenders that in any proceeding under the Bankruptcy Code or any similar debtor relief laws, such Credit Party’s maximum obligation hereunder shall equal, but not exceed, the maximum amount which would not otherwise cause the obligations of such Credit Party hereunder (or any other obligations of such Credit Party to the Agent and the Lenders under the Loan Documents) to be avoidable or unenforceable against such Credit Party in such proceeding as a result of Applicable Laws, including, without limitation, (i) Section 548 of the Bankruptcy Code and (ii) any state fraudulent transfer or fraudulent conveyance act or statute applied in such proceeding, whether by virtue of Section 544 of the Bankruptcy Code or otherwise. The Laws under which the possible avoidance or unenforceability of the obligations of such Credit Party hereunder (or any other obligations of such Credit Party to the Agent and the Lenders under the Loan Documents) shall be determined in any such proceeding are referred to herein as “Avoidance Provisions”. Accordingly, to the extent that the obligations of a Credit Party hereunder would otherwise be subject to avoidance under the Avoidance Provisions, the maximum Obligations for which such Credit Party shall be liable hereunder shall be reduced to the greater of (A) the amount which, as of the time any of the Obligations are deemed to have been incurred by such Credit Party under the Avoidance Provisions, would not cause the obligations of such Credit Party hereunder (or any other obligations of such Credit Party to the Agent and the Lenders under the Loan Documents), to be subject to avoidance under the Avoidance Provisions or (B) the amount which, as of the time demand is made hereunder upon such Credit Party for payment on account of the Obligations, would not cause the obligations of such Credit Party hereunder (or any other obligations of such Credit Party to the Agent and the Lenders under the Loan Documents), to be subject to avoidance under the Avoidance Provisions. The provisions of this §37(e) are intended solely to preserve the rights of the Agent and the Lenders hereunder to the maximum extent that would not cause the obligations of any Credit Party hereunder to be subject to avoidance under the Avoidance Provisions, and no Credit Party or any other Person shall have any right or claim under this Section as against the Agent and the Lenders that would not otherwise be available to such Person under the Avoidance Provisions.

§47. ACKNOWLEDGEMENT REGARDING ANY SUPPORTED QFCs.

To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Swap Obligations or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States.

As used in this Section, the following terms have the following meanings:

“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§252.81, 47.2 or 382.1, as applicable.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

Exhibit 99.1

Pro Forma Consolidated Financial Statements

(Unaudited)

On June 18, 2025, the Company entered into a purchase and sale agreement to sell Block 23, Pima Center, 5090 N 40th St, SanTan, Papago Tech, The Quad, and Camelback Square (the “Phoenix Portfolio”) for $296.0 million. On August 15, 2025, the Company completed the first closing of the Phoenix Portfolio sale transaction for gross sales proceeds of $266.0 million. The first closing of the sale represents six of the Company’s seven properties located in Phoenix, Arizona. The Company’s Pima Center property continues to be under contract at a $30 million gross sales price. The sale of the Pima Center property is expected to close at a later date, subject to the Company obtaining certain approvals related to the property’s ground lease. The Company does not have a material relationship with the buyer of the Phoenix Portfolio and the disposition is not an affiliated transaction.

Concurrent to the first closing of the Phoenix Portfolio sale transaction, the Company entered into a third amendment to the Amended and Restated Credit Agreement which, among other things, will reduce the available commitment for the revolving credit facility to $150 million. Upon closing of each disposition, net proceeds shall be used to pay down the Company’s term loan and revolving credit facility, less amounts used to repay property-level debt related to the Phoenix Portfolio.

The accompanying unaudited Pro Forma Consolidated Balance Sheet is presented as of June 30, 2025 and the unaudited Pro Forma Consolidated Statements of Operations and unaudited Pro Forma Consolidated Statements of Comprehensive Income are presented for the six-month period ended June 30, 2025 and the year ended December 31, 2024. The unaudited Pro Forma Financial Statements include certain pro forma adjustments to illustrate the estimated effect of the Company’s disposition of the entire Phoenix Portfolio, including Pima Center. The City Office REIT, Inc. Historical columns have been derived from the audited financial statements as of and for the year ended December 31, 2024 and from the unaudited interim financial statements for the six-month period ended June 30, 2025.

On the unaudited Pro Forma Consolidated Balance Sheet, the pro forma adjustments reflect the removal of the disposed properties as if the transaction had occurred on June 30, 2025. On the unaudited Pro Forma Consolidated Statements of Operations and unaudited Pro Forma Consolidated Statements of Comprehensive Income, for the six-month period ended June 30, 2025 and the year ended December 31, 2024, the pro forma adjustments reflect the removal of historical revenue and expenses of the disposed properties for the periods presented as if the transaction had occurred on January 1, 2024.

The unaudited Pro Forma Consolidated Financial Statements set forth below are not fact and there can be no assurance that the Company’s results would not have differed significantly from those set forth below if the disposition had actually occurred on January 1, 2024. Accordingly, the unaudited Pro Forma Consolidated Financial Statements are presented for illustrative purposes only and do not purport to represent, and are not necessarily indicative of, what the Company’s actual financial position and results of operations would have been had the disposition of the properties occurred on the date indicated, nor are they indicative of the Company’s future financial position or results of operations. Readers are cautioned not to place undue reliance on such information and the Company makes no representations regarding the information set forth below or the Company’s ultimate performance compared to it.

Pro forma information is intended to provide investors with information about the impact of transactions by showing how specific transactions might have affected historical financial statements, illustrating the scope of the change in the historical financial position and results of operations. This pro forma consolidated information should not be viewed as indicative of the Company’s financial results in the future and should be read in conjunction with the Company’s financial statements as filed on Form 10-K for the year ended December 31, 2024 and on Form 10-Q for the period ended June 30, 2025. The adjustments made to historical financial information give effect to events that are directly attributable to the disposition of the Phoenix Portfolio and are factually supportable. The unaudited Pro Forma Consolidated Financial Statements are prepared in accordance with Article 11 of Regulation S-X.

City Office REIT, Inc.

Pro Forma Consolidated Balance Sheet

As of June 30, 2025

(Unaudited)

(In thousands, except par value and share data)

	City Office REIT, Inc. Historical	Disposition of Phoenix Portfolio		City Office REIT, Inc. Pro Forma
Assets
Real estate properties, net	904,790	—		904,790
Cash and cash equivalents	18,264	—		18,264
Restricted cash	16,237	—		16,237
Rents receivable, net	40,472	—		40,472
Deferred leasing costs, net	21,643	—		21,643
Acquired lease intangible assets, net	25,423	—		25,423
Other assets	5,147	—		5,147
Assets held for sale	296,167	(296,167)	A	—

Total Assets	$1,328,143	$(296,167)		$1,031,976

Liabilities and Equity
Liabilities:
Debt	$647,188	$(278,082)	B	$369,106
Accounts payable and accrued liabilities	22,637	—		22,637
Deferred rent	5,265	—		5,265
Tenant rent deposits	5,241	—		5,241
Acquired lease intangible liabilities, net	4,069	—		4,069
Other liabilities	11,499	—		11,499
Liabilities related to assets held for sale	16,816	(16,816)	A	—

Total Liabilities	712,715	(294,898)		417,817
Equity:
6.625% Series A Preferred stock, $0.01 par value per share, 5,600,000 shares authorized, 4,480,000 issued and outstanding	112,000	—		112,000
Common stock, $0.01 par value, 100,000,000 shares authorized, 40,358,240 shares issued and outstanding	403	—		403
Additional paid-in capital	443,481	—		443,481
Retained earnings	60,901	(1,269)	A	59,632
Accumulated other comprehensive loss	(1,847)	—		(1,847)

Total Stockholders’ Equity	614,938	(1,269)		613,669
Non-controlling interests in properties	490	—		490

Total Equity	615,428	(1,269)		614,159

Total Liabilities and Equity	$1,328,143	$(296,167)		$1,031,976

City Office REIT, Inc.

Pro Forma Consolidated Statement of Operations

For the Six Months Ended June 30, 2025

(Unaudited)

(In thousands, except per share data)

	City Office REIT, Inc. Historical	Disposition of Phoenix Portfolio		City Office REIT, Inc. Pro Forma
Rental and other revenues	$84,602	$(19,464)	AA	$65,138
Operating expenses:
Property operating expenses	32,585	(7,829)	AA	24,756
General and administrative	8,055	—		8,055
Depreciation and amortization	31,189	(8,225)	AA	22,964
Impairment of real estate	102,229	—		102,229

Total operating expenses	174,058	(16,054)		158,004

Operating loss	(89,456)	(3,410)		(92,866)
Interest expense:
Contractual interest expense	(16,618)	1,702	AA	(14,916)
Amortization of deferred financing costs and debt fair value	(734)	96	AA	(638)

	(17,352)	1,798		(15,554)

Net loss	(106,808)	(1,612)		(108,420)
Less:
Net income attributable to non-controlling interests in properties	(228)	—		(228)

Net loss attributable to the Company	(107,036)	(1,612)		(108,648)
Preferred stock distributions	(3,710)	—		(3,710)

Net loss attributable to common stockholders	$(110,746)	$(1,612)		$(112,358)

Net loss per common share:
Basic	$(2.75)			$(2.79)

Diluted	$(2.75)			$(2.79)

Weighted average common shares outstanding:
Basic	40,332			40,332

Diluted	40,332			40,332

Dividend distributions declared per common share	$0.20			$0.20

City Office REIT, Inc.

Pro Forma Consolidated Statement of Comprehensive Income

For the Six Months Ended June 30, 2025

(Unaudited)

(In thousands)

	City Office REIT, Inc. Historical	Disposition of Phoenix Portfolio		City Office REIT, Inc. Pro Forma
Net loss	$(106,808)	$(1,612)	AA	$(108,420)
Other comprehensive loss:
Unrealized cash flow hedge loss	(1,007)	—		(1,007)
Amounts reclassified to interest expense	(158)	—		(158)

Other comprehensive loss	(1,165)	—		(1,165)

Comprehensive loss	(107,973)	(1,612)		(109,585)
Less:
Comprehensive income attributable to non-controlling interests in properties	(197)	—		(197)

Comprehensive loss attributable to the Company	$(108,170)	$(1,612)		$(109,782)

City Office REIT, Inc.

Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2024

(Unaudited)

(In thousands, except per share data)

	City Office REIT, Inc. Historical	Disposition of Phoenix Portfolio		City Office REIT, Inc. Pro Forma
Rental and other revenues	$171,126	$(39,167)	AA	$131,959
Operating expenses:
Property operating expenses	69,460	(15,791)	AA	53,669
General and administrative	15,201	—		15,201
Depreciation and amortization	59,321	(16,158)	AA	43,163
Impairment of real estate	8,463	—		8,463

Total operating expenses	152,445	(31,949)		120,496

Operating income	18,681	(7,218)		11,463
Interest expense:
Contractual interest expense	(32,960)	3,430	AA	(29,530)
Amortization of deferred financing costs and debt fair value	(1,384)	187	AA	(1,197)

	(34,344)	3,617		(30,727)
Net loss on disposition of real estate property	(1,462)	(102,229)	BB	(103,691)

Net loss	(17,125)	(105,830)		(122,955)
Less:
Net income attributable to non-controlling interests in properties	(555)	—		(555)

Net loss attributable to the Company	(17,680)	(105,830)		(123,510)
Preferred stock distributions	(7,420)	—		(7,420)

Net loss attributable to common stockholders	$(25,100)	$(105,830)		$(130,930)

Net loss per common share:
Basic	$(0.63)			$(3.26)

Diluted	$(0.63)			$(3.26)

Weighted average common shares outstanding:
Basic	40,140			40,140

Diluted	40,140			40,140

Dividend distributions declared per common share	$0.40			$0.40

City Office REIT, Inc.

Pro Forma Consolidated Statement of Comprehensive Income

For the Year Ended December 31, 2024

(Unaudited)

(In thousands)

	City Office REIT, Inc. Historical	Disposition of Phoenix Portfolio		City Office REIT, Inc. Pro Forma
Net loss	$(17,125)	$(105,830)	AA	$(122,955)
Other comprehensive loss:
Unrealized cash flow hedge gain	3,092	—		3,092
Amounts reclassified to interest expense	(3,537)	—		(3,537)

Other comprehensive loss	(445)	—		(445)

Comprehensive loss	(17,570)	(105,830)		(123,400)
Less:
Comprehensive income attributable to non-controlling interests in properties	(575)	—		(575)

Comprehensive loss attributable to the Company	$(18,145)	$(105,830)		$(123,975)

City Office REIT, Inc.

Notes to Unaudited Pro Forma Consolidated Financial Statements

1. Adjustments to Unaudited Pro Forma Consolidated Balance Sheet

(A) On August 15, 2025, the Company completed the first closing of the Phoenix Portfolio sale transaction for gross sales proceeds of $266.0 million. The first closing of the sale represents six of the Company’s seven properties located in Phoenix, Arizona. The Company’s Pima Center property continues to be under contract at a $30 million gross sales price. The sale of the Pima Center property is expected to close at a later date, subject to the Company obtaining certain approvals related to the property’s ground lease. The Company will receive total gross sales proceeds of $296.0 million and remove the full carrying value of the Phoenix Portfolio properties as shown below, with such amounts having been presented as assets held for sale of $296.2 million and liabilities related to assets held for sale of $16.8 million as at June 30, 2025.

Net sales proceeds from the Phoenix Portfolio sale transaction will be approximately $278.1 million.

(In thousands)
Gross sales price	$296,000
Estimated closing and transaction costs	(12,400)
Estimated working capital adjustments	(5,518)

Net sales proceeds	278,082
Less: Carrying value of real estate assets	(261,507)
Less: Carrying value of unamortized lease intangible assets	(3,276)
Less: Carrying value of unamortized deferred leasing costs	(5,801)
Less: Carrying value of other assets	(25,583)
Less: Carrying value of unamortized lease intangible liabilities	1,081
Less: Carrying value of other liabilities	15,735

Pro forma loss	$(1,269)

(B) The net sales proceeds will first be used to settle $80.5 million of property-level debt related to the Phoenix Portfolio disposition and the remaining proceeds of $197.6 million will be used to pay down the Company’s term loan and revolving credit facility. As such, there is a $278.1 million pro forma adjustment to debt.

2. Adjustments to Unaudited Pro Forma Consolidated Statement of Operations and Unaudited Pro Forma Consolidated Statement of Comprehensive Income

(AA) These pro forma adjustments remove the actual historical revenue and expenses for the six-month period ended June 30, 2025 and year ended December 31, 2024 related to the operations of the Phoenix Portfolio under the Company’s ownership. The impairment of real estate recognized in the City Office REIT Historical Statement of Operations for the six-month period ended June 30, 2025 was recorded to reduce the carrying amount of the Phoenix Portfolio to its estimated fair value less cost to sell upon classification of the Phoenix Portfolio as held for sale. No pro forma adjustment has been included to remove the effect of this nonrecurring item.

(BB) This pro forma adjustment reflects a loss on disposition of $102.2 million (which is equal to the impairment of real estate recorded in the City Office REIT Historical Statement of Operations for the six-month period ended June 30, 2025) as if the Phoenix Portfolio disposition occurred on January 1, 2024.

Exhibit 99.2

City Office REIT Announces First Closing of Phoenix Portfolio Sale

VANCOUVER—August 15, 2025 —City Office REIT, Inc. (NYSE: CIO) (the “Company,” “City Office,” “we” or “our”) announced today that it has completed the first closing in the sale of its Phoenix portfolio for gross sale proceeds of $266 million. The sale represents six of the Company’s seven properties located in Phoenix. The Company’s Pima Center property continues to be under contract at a $30 million gross sales price. Pima Center is expected to close at a later date, subject to the Company obtaining certain approvals related to the property’s ground lease.

The sale transaction was previously announced in a press release and in a filing made by the Company on Form 8-K on July 24, 2025. The completion of this first closing of the Phoenix portfolio satisfies a closing condition in the merger agreement, dated July 23, 2025, between the Company and MCME Carell Holdings, LP and MCME Carell Merger Sub, LLC (the “Merger Agreement,” and the merger contemplated thereby, the “Transaction”) requiring the sale of certain Phoenix properties as more thoroughly described in the filing made by the Company on Form 8-K on July 24, 2025.

About City Office REIT, Inc.

City Office REIT is an internally-managed real estate company focused on acquiring, owning and operating office properties located predominantly in Sun Belt markets. City Office currently owns or has a controlling interest in 4.2 million square feet of office properties. The Company has elected to be taxed as a real estate investment trust for U.S. federal income tax purposes.

Forward-looking Statements

This press release contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Certain statements contained in this press release, including those that express a belief, expectation or intention, as well as those that are not statements of historical fact, are forward-looking statements within the meaning of the federal securities laws and as such are based upon the Company’s current beliefs as to the outcome and timing of future events. Forward-looking statements are generally identifiable by use of forward-looking terminology such as “approximately,” “anticipate,” “assume,” “believe,” “budget,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “future,” “hypothetical,” “intend,” “may,” “outlook,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will” or other similar words or expressions. There can be no assurance that actual results of forward-looking statements, including but not limited to the consummation of the proposed Transaction or pending sale of Pima Center, or those pertaining to expectations regarding our financial performance, expectations as to the likelihood and timing of closing of acquisitions, dispositions, or other transactions, the expected operating performance of the Company’s current properties, and changes in local, regional, national and international economic conditions, including as a result of the systemic and structural changes in the demand for commercial office space. Forward-looking statements presented in this press release are based on management’s beliefs and assumptions made by, and information currently available to, management.

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The forward-looking statements contained in this press release are based on historical performance and management’s current plans, estimates and expectations in light of information currently available to us and are subject to uncertainty and changes in circumstances. There can be no assurance that future developments affecting us will be those that we have anticipated. Actual results may differ materially from these expectations due to the factors, risks and uncertainties described above, changes in global, regional or local political, economic, business, competitive, market, regulatory and other factors described in our news releases and filings with the U.S. Securities and Exchange Commission (the “SEC”), including but not limited to those described in our Annual Report on Form 10-K for the year ended December 31, 2024 under the heading “Risk Factors” and in our subsequent reports filed with the SEC, many of which are beyond our control. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove to be incorrect, our actual results may vary in material respects from what we may have expressed or implied by these forward-looking statements. We caution that you should not place undue reliance on any of our forward-looking statements. Any forward-looking statement made by us in this press release speaks only as of the date of this press release. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. The Company does not guarantee that the assumptions underlying such forward-looking statements contained in this press release are free from errors. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by applicable securities laws.

Additional Information and Where to Find It

A full description of the terms of the Transaction and the Merger Agreement will be provided in the proxy statement that the Company intends to file with the SEC to be used at its special meeting of shareholders to approve the proposed Transaction. SHAREHOLDERS ARE ADVISED TO READ, WHEN AVAILABLE, CITY OFFICE’S PRELIMINARY PROXY STATEMENT AND DEFINITIVE PROXY STATEMENT IN CONNECTION WITH THE SOLICITATION OF PROXIES FOR THE SPECIAL MEETING BECAUSE THESE STATEMENTS WILL CONTAIN IMPORTANT INFORMATION. The definitive proxy statement will be mailed to shareholders as of a record date to be established for voting on the proposed Transaction. Shareholders will also be able to obtain a copy of the proxy statement, without charge, by directing a request to: City Office REIT, Inc., Investor Relations, 666 Burrard Street, Suite 3210, Vancouver, British Columbia, V6C 2X8, or at its website, https://cioreit.com. The preliminary proxy statement and definitive proxy statement, once available, can also be obtained, without charge, at the SEC’s internet site (http://www.sec.gov).

Participants in Solicitation

The directors, executive officers and certain other members of management and employees of the Company may be deemed “participants” in the solicitation of proxies from shareholders of the Company in favor of the proposed Transaction. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the shareholders of the Company in connection with the proposed Transaction will be set forth in the proxy statement and the other relevant documents to be filed with the SEC. You can find information about the Company’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended December 31, 2024 as filed with the SEC on February 20, 2025 or its annual proxy statement filed with the SEC on March 12, 2025.

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Contacts

City Office REIT, Inc.

Anthony Maretic, CFO

+1-604-806-3366

investorrelations@cityofficereit.com

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